UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 13 of its series:

Wells Fargo Alternative Risk Premia Fund, Wells Fargo California Limited-Term Tax-Free Fund, Wells Fargo California Tax-Free Fund, Wells Fargo High Yield Municipal Bond Fund, Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Minnesota Tax-Free Fund, Wells Fargo Municipal Bond Fund, Wells Fargo Municipal Sustainability Fund, Wells Fargo Pennsylvania Tax-Free Fund, Wells Fargo Short-Term Municipal Bond Fund, Wells Fargo Strategic Municipal Bond Fund, Wells Fargo Ultra Short-Term Municipal Income Fund, and Wells Fargo Wisconsin Tax-Free Fund.

Date of reporting period: June 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

June 30, 2020

Wells Fargo

Minnesota Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Minnesota Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Minnesota Tax-Free Fund

Letter to shareholders (unaudited)

Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Minnesota Tax-Free Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Minnesota Tax-Free Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Minnesota Tax-Free Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Bruce R. Johns

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (NMTFX)	1-12-1988	-1.65	1.91	2.95	2.99	2.86	3.42	0.94	0.85

Class C (WMTCX)	4-8-2005	1.22	2.09	2.65	2.22	2.09	2.65	1.69	1.60

Administrator Class (NWMIX)	8-2-1993	–	–	–	3.34	3.13	3.68	0.88	0.60

Institutional Class (WMTIX)[3]	10-31-2016	–	–	–	3.42	3.21	3.72	0.61	0.52

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.45	3.93	4.22	–	–

Bloomberg Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	4.65	3.49	3.74	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.60% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Minnesota Municipal Bond Index is the Minnesota component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Minnesota Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Minnesota Municipal Bond Index, for the 12-month period that ended June 30, 2020.

∎

The Fund’s conservative short-duration and yield-curve positioning detracted from the performance as bonds rallied and rates declined across the yield curve. We were overweight short to intermediate bonds, which underperformed, and underweight longer-term bonds, which outperformed.

∎

The Fund’s overweight to bonds rated A and BBB detracted from performance, as lower-rated investment-grade bonds underperformed bonds rated AAA and AA during the year’s flight to quality related to the coronavirus.

∎	Selectivity of individual bonds along with sector allocation drove performance. The Fund’s overweight to housing and local general obligations (GOs) contributed to performance.

Effective maturity distribution as of June 30, 2020[7]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally, positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility, and more than $2.5 trillion in fiscal stimulus buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future. The fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Minnesota’s municipal credit fundamentals are solid.

Minnesota state credit ratings are AAA (stable), Aa1 (stable), and AAA (stable) by Standard & Poor’s Financial Services LLC; Moody’s Investors Service, Inc.; and Fitch Ratings Inc., respectively. Minnesota is the 22nd-largest state in terms of population, with 5.6 million people, and 17th by gross domestic product. The outbreak of the coronavirus, the corresponding business closures, and other mitigation efforts had a significant impact on Minnesota’s economy and finances. The state’s most recent projections show an anticipated deficit of $2.4 billion for the current biennium, which is almost a $4 billion change from the February forecast. We note, however, that the state has a substantial rainy-day fund of $2.359 billion, which remains available to mitigate the budgetary impact of the coronavirus pandemic. Additionally, Minnesota has maintained a much better employment situation than national levels, with unemployment at 9.9% compared with 13.3% as of the end of May. Debt and pension liabilities remain manageable, in our view, and the state’s reserves have increased significantly over the past several years. Minnesota’s economy is broad and well diversified.

The credit-quality allocation was the single largest detractor from performance as A-rated and BBB-rated bonds, which we are overweight, underperformed as the flight to quality drove AAA-rated and AA-rated bonds to outperform as the coronavirus pandemic disrupted and disjointed all markets. Lower-tier investment-grade credits deteriorated faster during the contraction,

Please see footnotes on page 7.

8  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)

with credit spread widening that affected A-rated and BBB-rated bonds more at year-end. Some of the worst-performing positions in the Fund were rated BBB, including the Minnesota State Higher Education Facilities Authority Bonds for College of Saint Scholastica, Minnesota State Higher Education Facilities Authority for Saint Catherine University, and Minneapolis Charter School Lease Revenue bonds for Northeast College Prep 2020 rated B+. We would expect these bonds to recover in price as the economy continues to reopen in the second half of 2020.

Credit quality as of June 30, 2020[8]

Security selection and sector allocation drove positive performance while duration, yield-curve positioning, and credit quality detracted.

Sector allocation contributed to performance overall, as we were overweight local GO bonds in the Minnesota Tax-Free Fund, which outperformed. We were underweight revenue bonds, which underperformed. The largest driver of performance was security selection. In many categories, even when the sector underperformed the main index, we outperformed with security selection. Examples include industrial development revenue/pollution control revenue (IDR/PCR) bonds and leasing bonds. Some of the better-performing bonds for the year were Minnesota State GO

Bonds (state GO); Minnetonka, Minnesota, Independent School District No. 276 (local GO); and North Saint Paul Maplewood, Minnesota, Independent School District No. 622.

In anticipation of the Fed continuing to normalize rates, we kept the Fund’s duration short relative to its primary benchmark in the first half of the year, but when the coronavirus pandemic became a U.S. health threat in March 2020, we started extending duration as the Fed cut rates in response to the pandemic as the economy contracted and unemployment surged. With both the Congress Coronavirus Aid, Relief, and Economic Security Act and Treasury supplying liquidity to the market, all rates rallied across the curve. The Fund was still short to its primary benchmark at period-end, which detracted from performance. The Fund’s yield-curve positioning detracted slightly as we were underweight short-term bonds that underperformed; overweight intermediate-term bonds, which had the best risk-adjusted returns but still underperformed; and underweight longer-term bonds, which was the best-performing part of the municipal bond market.

Market technicals are driving performance. We believe issue selection remains critical in state-specific funds.

We believe the U.S. economy will rebound in the second half of 2020 at a slow pace and the recovery will be uneven. Minnesota’s economy is dealing with both the coronavirus crisis and the national problem of police brutality that rocked the nation with riots that engulfed the Twin Cities in May and June. The state’s rebound is expected to be choppy with businesses opening and closing through the phased process over the next year. Prudent debt issuance discipline of cash flow notes should stabilize many municipalities along with continued management improvement. We expect the Fed to be on hold for the balance of 2020 and 2021 to support the recovery of economic growth. Some municipalities may do well while others struggle. That is why we feel credit security selection and sector allocation will remain important. We expect to remain overweight in lower-quality investment-grade bonds. We believe investors are being compensated in adding new investments in some of these areas with additional credit spread premium. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals. We expect to continue to extend the Fund’s duration slightly. While we expect to continue our bias to overweighting lower-quality investment-grade bonds, it will be issuer dependent, and we plan to add some higher-quality bonds in the AAA and AA areas as opportunities arise. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Minnesota Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,012.94	$4.25	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%

Class C

Actual	$1,000.00	$1,009.16	$7.99	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02	1.60%

Administrator Class

Actual	$1,000.00	$1,014.19	$3.00	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Institutional Class

Actual	$1,000.00	$1,014.58	$2.60	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.61	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.53%

Guam: 0.93%

Airport Revenue: 0.40%
Guam Port Authority Series 2018B	5.00%	7-1-2035	$605,000	$688,060

Water & Sewer Revenue: 0.53%
Guam Government Waterworks Authority Water & Wastewater System Project Series 2013	5.25	7-1-2022	865,000	931,198

				1,619,258

Illinois: 1.84%

GO Revenue: 0.93%
Illinois Refunding Bond Series 2018A	5.00	10-1-2021	500,000	513,930
Kane, Cook, & DuPage Counties IL School District #46 Series 2015D	5.00	1-1-2027	965,000	1,108,274

				1,622,204

Miscellaneous Revenue: 0.91%
Illinois Series A	5.00	11-1-2023	1,000,000	1,060,560
Illinois Series D	5.00	11-1-2021	500,000	514,845

				1,575,405

				3,197,609

Minnesota: 94.58%

Airport Revenue: 2.46%
Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2014A	5.00	1-1-2032	750,000	840,053
Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2016C	5.00	1-1-2046	1,000,000	1,170,270
Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2016D	5.00	1-1-2041	250,000	288,368
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014A	5.00	1-1-2029	500,000	564,965
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014B	5.00	1-1-2026	1,250,000	1,406,913

				4,270,569

Education Revenue: 21.76%
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	4.00	7-1-2020	100,000	100,000
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	5.50	7-1-2040	750,000	768,068
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2029	590,000	629,324
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2034	500,000	522,245
Columbus MN Charter School New Millennium Academy Project Series 2015A	5.50	7-1-2030	1,000,000	875,760
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015A	5.25	7-1-2040	500,000	535,300
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2025	125,000	130,761
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2026	100,000	104,090
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2027	100,000	103,574
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	5.25	7-1-2037	400,000	430,508
Forest Lakes MN Charter School Lakes International Language Academy Project Series 2014A	5.50	8-1-2036	500,000	525,050
Ham Lake MN Charter School DaVinci Academy Project Series 2012A	4.00	7-1-2028	370,000	385,011
Ham Lake MN Charter School DaVinci Academy Project Series 2016A	5.00	7-1-2031	625,000	673,250
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A	5.00	7-1-2029	600,000	631,470
Minneapolis MN Charter School Northeast College Preparatory Project	5.00	7-1-2055	700,000	673,183
Minneapolis MN Charter School Yinghua Academy Project Series 2013A	5.00	7-1-2023	190,000	196,004
Minnesota HEFAR Bethel University Series 2017	5.00	5-1-2037	1,250,000	1,322,100
Minnesota HEFAR College of St. Scholastica Series 2019	4.00	12-1-2040	1,000,000	1,006,320
Minnesota HEFAR College of St. Scholastica Series 7R	4.25	12-1-2027	400,000	415,532
Minnesota HEFAR Concordia University Series 6Q (U.S. Bank NA LOC) ø	0.14	4-1-2037	300,000	300,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Minnesota HEFAR Hamline University Series 2017B	5.00%	10-1-2035	$1,000,000	$1,058,910
Minnesota HEFAR Hamline University Series 7E	4.50	10-1-2021	300,000	303,111
Minnesota HEFAR Hamline University Series 7E	5.00	10-1-2029	500,000	505,800
Minnesota HEFAR St. Benedict College Series 2017	4.00	3-1-2036	410,000	413,760
Minnesota HEFAR St. Catherine University Refunding Bond Series A	5.00	10-1-2025	570,000	629,177
Minnesota HEFAR St. Catherine University Series A	5.00	10-1-2045	2,000,000	2,138,900
Minnesota HEFAR St. Thomas University Series 2019	4.00	10-1-2041	515,000	567,242
Minnesota HEFAR St. Thomas University Series 2019	5.00	10-1-2040	750,000	896,273
Minnesota HEFAR St. Thomas University Series 7U	5.00	4-1-2023	750,000	819,660
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2028	920,000	1,072,067
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2029	750,000	871,253
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2035	750,000	852,023
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds	5.00	11-1-2027	500,000	614,965
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds Series 2018	5.00	11-1-2026	700,000	842,919
Minnesota State Colleges & Universities Revenue Fund & Refunding Bonds Series 2017A	5.00	10-1-2027	500,000	629,360
Moorhead MN Educational Facilities Bond The Concordia College Corporation Project Series 2016	5.00	12-1-2025	2,000,000	2,183,120
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	4.15	9-1-2024	440,000	443,458
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	5.00	9-1-2034	1,100,000	1,118,931
Rice County MN Educational Facilities Shattuck-St. Mary’s School Project 144A	5.00	8-1-2022	940,000	960,323
St. Cloud MN Charter School Lease Revenue Bonds Stride Academy Project Series 2016A	5.00	4-1-2036	750,000	510,000
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2016A	5.25	9-1-2031	1,000,000	1,096,800
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Project Series 2013A	4.00	7-1-2023	125,000	127,455
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities Academy Project Series 2015A	5.00	7-1-2035	925,000	963,545
St. Paul MN Housing & RDA Charter School Twin Cities German Immersion School Project Series 2019	5.00	7-1-2055	750,000	788,258
St. Paul MN Housing & RDA Conservatory for Performing Artists Series A	4.00	3-1-2028	150,000	151,391
St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A	5.00	12-1-2034	1,645,000	1,711,573
University of Minnesota Series 2017A	5.00	9-1-2042	770,000	938,599
University of Minnesota Series 2019A	5.00	4-1-2044	2,000,000	2,522,180
University of Minnesota State Supported Biomedical Science Series 2011B	5.00	8-1-2036	1,000,000	1,047,410
Woodbury MN Charter School Series A	3.90	12-1-2022	220,000	226,624
Woodbury MN Charter School Series A	5.00	12-1-2027	215,000	222,069
Woodbury MN Charter School Series A	5.00	12-1-2032	220,000	226,655

				37,781,361

GO Revenue: 16.74%
Hastings MN Independent School District #200 CAB Series A (State School District Credit Program Insured) ¤	0.00	2-1-2032	1,305,000	998,377
Hastings MN Independent School District #200 CAB Series A (State School District Credit Program Insured) ¤	0.00	2-1-2033	1,145,000	840,190
Hennepin County MN Series 2016B	5.00	12-1-2029	450,000	566,883
Hennepin County MN Series 2017C	5.00	12-1-2031	2,000,000	2,501,040
Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2025	160,000	188,717
Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2026	185,000	223,987
Minnesota Series 2018A	5.00	8-1-2032	2,700,000	3,509,217

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Minnesota Various Purpose Bonds Series 2015A	5.00%	8-1-2028	$3,400,000	$4,141,064
North St. Paul Maplewood MN Independent School District #622 Facilities Maintenance Series B (State School District Credit Program Insured)	4.00	2-1-2029	2,735,000	3,333,418
Rosemount MN Independent School District #196 School Building Series 2016A (State School District Credit Program Insured)	5.00	2-1-2027	1,500,000	1,840,725
Roseville MN Independent School District #623 School Building Series A (State School District Credit Program Insured)	5.00	2-1-2031	2,090,000	2,587,754
Sartell MN Independent School District #748 St. Stephen Public Schools GO Series 2016A (State School District Credit Program Insured)	5.00	2-1-2027	1,250,000	1,499,813
Shakopee MN Independent School District #720 Series A (State School District Credit Program Insured)	5.00	2-1-2023	1,000,000	1,108,770
Shakopee MN Independent School District #720 Series B (State School District Credit Program Insured)	5.00	2-1-2025	405,000	478,086
St. Cloud MN Series A	4.00	2-1-2028	460,000	549,364
St. Cloud MN Series A	4.00	2-1-2029	475,000	564,666
St. Cloud MN Series A	4.00	2-1-2030	495,000	585,164
St. Francis MN Independent School District #15 Series A (State School District Credit Program Insured)	5.00	2-1-2027	485,000	540,135
St. Francis MN Independent School District #15 Series A (State School District Credit Program Insured)	5.00	2-1-2028	220,000	244,649
Willmar MN Rice Memorial Hospital Project Series 2012A	5.00	2-1-2026	1,000,000	1,025,870
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2030	440,000	508,600
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2032	530,000	603,914
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2033	555,000	627,971

				29,068,374

Health Revenue: 19.05%
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2026	750,000	843,930
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2027	500,000	560,660
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2029	300,000	333,492
Duluth MN EDA Health Care Facilities Essentia Health Series A	5.00	2-15-2048	650,000	743,126
Duluth MN EDA Health Care Facilities Essentia Health Series A	5.25	2-15-2053	2,500,000	2,891,875
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013	4.00	4-1-2022	735,000	773,095
Maple Grove MN HCFR Maple Grove Hospital Corporation	5.00	5-1-2030	850,000	995,393
Maple Grove MN HCFR North Memorial Health Care Series 2015	5.00	9-1-2023	655,000	726,474
Maple Grove MN HCFR Series 2017	5.00	5-1-2031	500,000	582,715
Maple Grove MN HCFR Series 2017	5.00	5-1-2032	500,000	579,445
Minneapolis & St. Paul MN Housing & RDA Allina Health System	5.00	11-15-2029	1,000,000	1,317,750
Minneapolis & St. Paul MN Housing & RDA Allina Health System Series 2017A	5.00	11-15-2029	1,000,000	1,239,130
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A	5.25	8-15-2025	1,000,000	1,005,780
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A	5.25	8-15-2035	1,000,000	1,005,780
Minneapolis MN Health Care System Fairview Health Services Series 2015A	5.00	11-15-2033	2,000,000	2,280,960
Minneapolis MN Health Care System Revenue Refunded Bond Fairview Health Services Series A	5.00	11-15-2049	1,000,000	1,160,540
Plato MN Health Care Facilities Bond Glencoe Regional Health Services Project Series 2017	5.00	4-1-2041	550,000	624,179
Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2032	660,000	664,567
Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2042	560,000	562,402
Rochester MN Healthcare Facilities Mayo Clinic ø	0.10	11-15-2047	1,700,000	1,700,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144Aøø	5.85%	11-1-2058	$750,000	$734,513
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2027	700,000	797,678
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2029	725,000	819,301
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2030	2,000,000	2,345,320
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2031	2,000,000	2,335,480
St. Cloud MN Health Care Unrefunded Revenue Bonds CentraCare Health	5.13	5-1-2030	125,000	125,360
St. Paul MN Housing & RDA Fairview Health Services Series 2017A	5.00	11-15-2034	565,000	663,016
St. Paul MN Housing & RDA Healthfirst Care Systems Project Series 2015A	5.00	11-15-2027	1,000,000	1,237,510
St. Paul MN Housing & RDA HealthPartners Obligation Group	5.00	7-1-2025	520,000	612,165
St. Paul MN Housing & RDA HealthPartners Obligation Group	5.00	7-1-2031	2,010,000	2,315,420
Winona MN Health Care Facilities Refunding Bond Series 2012	5.00	7-1-2034	500,000	512,815

				33,089,871

Housing Revenue: 5.54%
Brooklyn Park MN MFHR Amorce I Limited Partnership Project Series 2019A (GNMA Insured) øø	1.25	1-1-2022	1,735,000	1,740,326
Dakota County MN Community Development Agency Single-Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	3,286	3,289
Minneapolis MN Student Housing Riverton Community Housing Project Series 2014	5.00	8-1-2032	860,000	870,716
Minnesota HFA Series D (SIFMA Municipal Swap +0.43%) (GNMA/FNMA/FHLMC Insured) ±	0.56	1-1-2045	1,000,000	997,000
Minnesota Housing Finance Agency Rental Bond Series 2019C	1.60	8-1-2021	1,475,000	1,479,410
Minnesota Housing Finance Agency Residential Housing Series 2012D (GNMA/FNMA/FHLMC Insured)	4.00	7-1-2040	85,000	86,576
Minnesota Housing Finance Agency Residential Housing Series E (GNMA/FNMA/FHLMC Insured)	1.75	1-1-2028	835,000	855,508
Minnesota Housing Finance Agency Residential Housing Series E (GNMA/FNMA/FHLMC Insured)	1.75	7-1-2028	650,000	665,782
Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A	5.00	8-1-2027	1,665,000	1,948,450
Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A	5.00	8-1-2032	500,000	577,700
Oak Park Heights MN Boutwells Landing Project Series 2005 (FHLMC LIQ) ø	0.13	11-1-2035	395,000	395,000

				9,619,757

Miscellaneous Revenue: 17.09%
Anoka Hennepin MN Independent School District #11 Certificate of Participation Series 2014A	5.00	2-1-2034	1,000,000	1,144,800
Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2030	250,000	281,740
Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2031	250,000	279,600
Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2034	300,000	329,601
Duluth MN Independent School District #709 Certificate of Participation Series 2019A	4.00	3-1-2026	700,000	687,673
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured)	5.00	2-1-2026	395,000	477,527
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured)	5.00	2-1-2028	700,000	887,096
Goodhue County MN Education District #6051 Red Wing Certificate of Participation Series 2014A	5.00	2-1-2029	750,000	852,060
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA LIQ, U.S. Bank NA SPA) øø	0.12	8-15-2037	2,000,000	2,000,000
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A	6.00	12-1-2040	1,000,000	1,022,830
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2027	2,000,000	2,145,500

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Minnesota General Fund Appropriation Bonds Series 2012B	5.00%	3-1-2029	$2,000,000	$2,142,740
Minnesota General Fund Appropriation Bonds Series 2014A	5.00	6-1-2033	1,000,000	1,095,800
Minnesota Legislative Office Facility Project Certificate of Participation Series 2014	5.00	6-1-2023	435,000	493,312
Minnetonka MN Independent School District #276 Certificate of Participation Series 2016F	5.00	2-1-2025	205,000	228,136
Minnetonka MN Independent School District #276 Certificate of Participation Series 2018C	5.75	2-1-2042	2,145,000	2,658,728
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A	4.00	2-1-2024	1,100,000	1,191,421
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2015B	5.00	2-1-2034	1,500,000	1,739,985
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2026	500,000	568,585
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2027	1,000,000	1,129,180
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2023	230,000	248,349
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2024	130,000	143,913
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2025	215,000	242,744
St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2032	500,000	586,060
St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2034	350,000	408,538
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2028	245,000	292,596
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2029	255,000	303,136
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2030	260,000	307,359
St. Paul MN Housing & RDA Charter School Nova Classical Academy Project Series 2011A	6.63	9-1-2042	865,000	927,142
St. Paul MN Independent School District Series C (State School District Credit Program Insured)	5.00	2-1-2030	2,965,000	3,711,884
White Bear Lake MN Refunding Bonds YMCA of Greater Twin Cities Project Series 2018	5.00	6-1-2032	1,000,000	1,155,440

				29,683,475

Resource Recovery Revenue: 0.81%
Douglas County MN Refunding Bond Solid Waste Series A	5.00	8-1-2030	1,055,000	1,413,795

Tax Revenue: 0.96%
Hennepin County MN Series 2019B	5.00	12-15-2031	1,260,000	1,669,777

Transportation Revenue: 0.99%
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2026	525,000	565,987
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2027	545,000	585,548
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	5.00	8-1-2025	500,000	567,365

				1,718,900

Utilities Revenue: 9.18%
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012	5.00	1-1-2042	1,500,000	1,594,590
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A	5.00	12-1-2026	700,000	773,703
Minnesota Municipal Power Agency Series A	5.00	10-1-2025	2,335,000	2,361,189
Northern Minnesota Municipal Power Agency Series 2013A	4.00	1-1-2028	450,000	480,290
Northern Minnesota Municipal Power Agency Series 2016	5.00	1-1-2030	520,000	623,100
Northern Minnesota Municipal Power Agency Series 2016	5.00	1-1-2031	350,000	417,137
Northern Minnesota Municipal Power Agency Series 2017	5.00	1-1-2041	400,000	472,984

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Rochester MN Electric Utility Revenue Series 2013B	5.00%	12-1-2025	$315,000	$362,127
Rochester MN Electric Utility Revenue Series 2013B	5.00	12-1-2026	250,000	286,853
Rochester MN Electric Utility Revenue Series 2017A	5.00	12-1-2037	500,000	604,495
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A	5.00	1-1-2032	700,000	922,971
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A	5.00	1-1-2033	560,000	733,141
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A	5.00	1-1-2034	615,000	801,382
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2027	1,565,000	1,737,760
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2030	1,000,000	1,105,910
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2031	1,000,000	1,213,080
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2032	1,250,000	1,449,488

				15,940,200

				164,256,079

New York: 0.88%

GO Revenue: 0.88%
Suffolk County NY Series A	5.00	3-19-2021	1,500,000	1,534,860

Virgin Islands: 0.30%

Tax Revenue: 0.30%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)	5.00	10-1-2025	500,000	519,195

Total Municipal Obligations (Cost $164,270,513)				171,127,001

Total investments in securities (Cost $164,270,513)	98.53%	171,127,001

Other assets and liabilities, net	1.47	2,547,158

Total net assets	100.00%	$173,674,159

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

CAB	Capital appreciation bond

EDA	Economic Development Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Minnesota Tax-Free Fund

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $164,270,513)	$171,127,001
Cash	225,703
Receivable for investments sold	135,056
Receivable for Fund shares sold	86,429
Receivable for interest	2,326,445
Prepaid expenses and other assets	82,354

Total assets	173,982,988

Liabilities
Payable for Fund shares redeemed	171,060
Management fee payable	35,046
Dividends payable	59,749
Administration fees payable	14,644
Distribution fee payable	2,507
Shareholder servicing fees payable	20,960
Trustees’ fees and expenses payable	3,872
Accrued expenses and other liabilities	991

Total liabilities	308,829

Total net assets	$173,674,159

Net assets consist of
Paid-in capital	$165,997,235
Total distributable earnings	7,676,924

Total net assets	$173,674,159

Computation of net asset value and offering price per share
Net assets – Class A	$29,316,859
Shares outstanding – Class A1	2,698,962
Net asset value per share – Class A2	$10.86
Maximum offering price per share – Class A	$11.37
Net assets – Class C	$4,020,456
Shares outstanding – Class C1	370,165
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$69,954,165
Shares outstanding – Administrator Class[1]	6,442,163
Net asset value per share – Administrator Class	$10.86
Net assets – Institutional Class	$70,382,679
Shares outstanding – Institutional Class[1]	6,476,600
Net asset value per share – Institutional Class	$10.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  17

Statement of operations—year ended June 30, 2020

Investment income
Interest	$5,134,129

Expenses
Management fee	692,788
Administration fees
Class A	46,146
Class C	7,501
Administrator Class	80,874
Institutional Class	47,034
Shareholder servicing fees
Class A	72,092
Class C	11,716
Administrator Class	202,042
Distribution fee
Class C	35,149
Custody and accounting fees	6,875
Professional fees	51,541
Registration fees	95,324
Shareholder report expenses	28,046
Trustees’ fees and expenses	21,541
Other fees and expenses	9,163

Total expenses	1,407,832
Less: Fee waivers and/or expense reimbursements
Fund-level	(142,947)
Class A	(311)
Administrator Class	(154,709)

Net expenses	1,109,865

Net investment income	4,024,264

Realized and unrealized gains (losses) on investments
Net realized gains on investments	22,567
Net change in unrealized gains (losses) on investments	1,163,068

Net realized and unrealized gains (losses) on investments	1,185,635

Net increase in net assets resulting from operations	$5,209,899

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Minnesota Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$4,024,264		$4,184,838
Net realized gains on investments		22,567		42,540
Net change in unrealized gains (losses) on investments		1,163,068		3,698,165

Net increase in net assets resulting from operations		5,209,899		7,925,543

Distributions to shareholders from net investment income and net realized gains
Class A		(610,435)		(711,001)
Class C		(64,198)		(117,484)
Administrator Class		(1,922,632)		(2,451,244)
Institutional Class		(1,426,999)		(905,109)

Total distributions to shareholders		(4,024,264)		(4,184,838)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	370,531	4,040,818	347,091	3,649,133
Class C	26,763	287,731	7,412	78,298
Administrator Class	2,134,245	23,116,572	3,125,314	32,846,044
Institutional Class	4,681,191	50,627,321	1,422,688	14,957,048

		78,072,442		51,530,523

Reinvestment of distributions
Class A	56,114	607,757	67,230	708,091
Class C	5,926	64,198	11,169	117,470
Administrator Class	150,724	1,632,339	163,889	1,727,163
Institutional Class	93,088	1,009,049	85,728	904,258

		3,313,343		3,456,982

Payment for shares redeemed
Class A	(272,388)	(2,943,523)	(680,950)	(7,140,320)
Class C	(150,576)	(1,631,910)	(233,266)	(2,454,511)
Administrator Class	(4,676,308)	(50,444,414)	(2,569,156)	(26,934,068)
Institutional Class	(1,604,815)	(17,232,329)	(1,018,861)	(10,683,211)

		(72,252,176)		(47,212,110)

Net increase in net assets resulting from capital share transactions		9,133,609		7,775,395

Total increase in net assets		10,319,244		11,516,100

Net assets
Beginning of period		163,354,915		151,838,815

End of period		$173,674,159		$163,354,915

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.77	$10.51	$10.68	$11.07	$10.79
Net investment income	0.23	0.27 [1]	0.28 [1]	0.28 [1]	0.33
Net realized and unrealized gains (losses) on investments	0.09	0.26	(0.16)	(0.34)	0.28

Total from investment operations	0.32	0.53	0.12	(0.06)	0.61
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.28)	(0.28)	(0.33)
Net realized gains	0.00	0.00	(0.01)	(0.05)	(0.00)[2]

Total distributions to shareholders	(0.23)	(0.27)	(0.29)	(0.33)	(0.33)
Net asset value, end of period	$10.86	$10.77	$10.51	$10.68	$11.07
Total return[3]	2.99%	5.13%	1.10%	(0.53)%	5.74%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.85%	0.91%	0.89%
Net expenses	0.85%	0.85%	0.84%	0.85%	0.85%
Net investment income	2.12%	2.57%	2.64%	2.63%	2.99%
Supplemental data
Portfolio turnover rate	16%	18%	15%	22%	16%
Net assets, end of period (000s omitted)	$29,317	$27,399	$29,554	$34,720	$45,437

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Minnesota Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.77	$10.51	$10.68	$11.07	$10.79
Net investment income	0.15 [1]	0.19 [1]	0.20	0.20	0.24
Net realized and unrealized gains (losses) on investments	0.09	0.26	(0.16)	(0.34)	0.28

Total from investment operations	0.24	0.45	0.04	(0.14)	0.52
Distributions to shareholders from
Net investment income	(0.15)	(0.19)	(0.20)	(0.20)	(0.24)
Net realized gains	0.00	0.00	(0.01)	(0.05)	(0.00)[2]

Total distributions to shareholders	(0.15)	(0.19)	(0.21)	(0.25)	(0.24)
Net asset value, end of period	$10.86	$10.77	$10.51	$10.68	$11.07
Total return[3]	2.22%	4.35%	0.34%	(1.27)%	4.95%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.69%	1.59%	1.65%	1.64%
Net expenses	1.60%	1.60%	1.59%	1.60%	1.60%
Net investment income	1.37%	1.83%	1.89%	1.88%	2.24%
Supplemental data
Portfolio turnover rate	16%	18%	15%	22%	16%
Net assets, end of period (000s omitted)	$4,020	$5,254	$7,387	$9,525	$10,358

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.76	$10.51	$10.68	$11.07	$10.78
Net investment income	0.26 [1]	0.30 [1]	0.31 [1]	0.31 [1]	0.35
Net realized and unrealized gains (losses) on investments	0.10	0.25	(0.16)	(0.34)	0.29

Total from investment operations	0.36	0.55	0.15	(0.03)	0.64
Distributions to shareholders from
Net investment income	(0.26)	(0.30)	(0.31)	(0.31)	(0.35)
Net realized gains	0.00	0.00	(0.01)	(0.05)	(0.00)[2]

Total distributions to shareholders	(0.26)	(0.30)	(0.32)	(0.36)	(0.35)
Net asset value, end of period	$10.86	$10.76	$10.51	$10.68	$11.07
Total return	3.34%	5.29%	1.34%	(0.28)%	6.10%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.78%	0.84%	0.83%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.38%	2.81%	2.89%	2.87%	3.24%
Supplemental data
Portfolio turnover rate	16%	18%	15%	22%	16%
Net assets, end of period (000s omitted)	$69,954	$95,072	$85,259	$104,906	$124,485

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Minnesota Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$10.77	$10.52	$10.69	$10.88
Net investment income	0.26	0.30	0.32	0.21
Net realized and unrealized gains (losses) on investments	0.10	0.25	(0.16)	(0.14)

Total from investment operations	0.36	0.55	0.16	0.07
Distributions to shareholders from
Net investment income	(0.26)	(0.30)	(0.32)	(0.21)
Net realized gains	0.00	0.00	(0.01)	(0.05)

Total distributions to shareholders	(0.26)	(0.30)	(0.33)	(0.26)
Net asset value, end of period	$10.87	$10.77	$10.52	$10.69
Total return[2]	3.42%	5.37%	1.43%	0.62%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.61%	0.52%	0.52%
Net expenses	0.52%	0.52%	0.52%	0.51%
Net investment income	2.43%	2.89%	2.98%	2.91%
Supplemental data
Portfolio turnover rate	16%	18%	15%	22%
Net assets, end of period (000s omitted)	$70,383	$35,630	$29,639	$22,785

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Minnesota Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

24  |  Wells Fargo Minnesota Tax-Free Fund

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $164,270,511 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,654,382

Gross unrealized losses	(797,892)

Net unrealized gains	$6,856,490

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $10,530 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$171,127,001	$0	$171,127,001

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Minnesota Tax-Free Fund  |  25

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Administrator Class shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

26  |  Wells Fargo Minnesota Tax-Free Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $1,771 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,000,000 and $5,200,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $41,743,327 and $26,534,350, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,024,264 and $4,184,838 of tax-exempt income for the years ended June 30, 2020 and June 30, 2019, respectively.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$890,713	$6,856,490	$(10,530)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Minnesota.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Minnesota Tax-Free Fund  |  27

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Minnesota Tax-Free Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Minnesota Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

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Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Minnesota Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Minnesota Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

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Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

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Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

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Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

38  |  Wells Fargo Minnesota Tax-Free Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Minnesota Tax-Free Fund  |  39

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Minnesota Tax-Free Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

Wells Fargo Minnesota Tax-Free Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00244 08-20

A252/AR252 06-20

Annual Report

June 30, 2020

Wells Fargo

California Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo California Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Tax-Free Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo California Tax-Free Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo California Tax-Free Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo California Tax-Free Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo California Tax-Free Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Brandon Pae

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SCTAX)	10-6-1988	-1.69	2.35	4.10	2.93	3.30	4.58	0.83	0.75

Class C (SCTCX)	7-1-1993	1.08	2.53	3.80	2.08	2.53	3.80	1.58	1.50

Administrator Class (SGCAX)	12-15-1997	–	–	–	3.05	3.51	4.79	0.77	0.55

Institutional Class (SGTIX)[3]	10-31-2014	–	–	–	3.12	3.58	4.83	0.50	0.48

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.45	3.93	4.22	–	–

Bloomberg Barclays Municipal Bond: California Index[5]	–	–	–	–	4.83	3.95	4.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.55% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond: California Index is the California component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal Bond: California Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo California Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed both its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal Bond: California Index, for the 12-month period that ended June 30, 2020.

∎

We tactically extended duration over the year from modestly short to modestly long relative to the benchmark. Overall duration positioning detracted slightly from performance as the yield curve steepened over the period.

∎

Sector allocation was modestly positive, while security selection detracted from performance. Our overweight to local general obligation (GO) bonds aided performance, as did our underweights to the transportation and electric sectors. Security selection was not optimal within the sectors, resulting in underperformance for our holdings in the housing, industrial development revenue/pollution control revenue (IDR/PCR), and leasing sectors.

∎

Credit positioning detracted from performance as we were overweight lower-investment-grade bonds (A-rated and BBB-rated) and nonrated securities relative to higher-investment-grade bonds (AAA-rated and AA-rated).

Effective maturity distribution as of June 30, 2020[7]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the U.S. Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new-issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility and more than $2.5 trillion in fiscal stimulus, buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future, and the fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

The Fund tactically extended duration over the period, adding higher-quality, lower-coupon positions.

The Fund gradually extended duration during the period, starting slightly short versus our indices to begin the period and ending modestly long. The Fund increased its allocation to the long bond (22+ years) portion of the yield curve. In addition, we increased our allocation of sub-5% coupon bonds as our high-coupon holdings continue to be refunded and market acceptance of lower coupon structures became more endemic. While we have maintained our overweight to lower-investment-grade bonds, we have also added higher-rated, lower-coupon bonds, which offered additional incremental yield and liquidity in the current market environment compared with lower-rated, higher-coupon bonds. Finally, during the height of the coronavirus market dislocation, we engaged in a series of tax-loss swap transactions that helped improve book yields and tax efficiency.

Please see footnotes on page 7.

8  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2020[8]

Credit quality and security selection were the primary detractors from performance for the Fund.

Credit exposure detracted from performance as credit spreads widened dramatically and were extremely volatile during the coronavirus market dislocation. At period-end, credit spreads remain wide despite some contraction as mutual fund inflows returned to the market and chased a bond supply limited from a two-month-long frozen new-issue market.

Security selection also detracted from performance as coronavirus-related volatility in March discombobulated the municipal market. Prior to this, the best-performing areas of the municipal market were lower-rated bonds, housing, and alternative minimum tax (AMT) bonds; by period-end, all three of these areas were among the worst performers. Given this backdrop, our selection in and overweights to AMT bonds, housing bonds, hospitals, and IDR/PCR bonds all detracted from performance, including the sale of a distressed IDR/PCR bond ahead of a monetary default.

Sector selection was the strongest performance driver for the Fund.

Sector selection, including our overweight to local GO bonds and underweights to the transportation and electric sectors, contributed to investment performance over the period. In addition, we have reduced our overweights to the leasing and hospital sectors, both of which trailed the indices over the period. As a result, this contributed to performance.

Rates are likely to remain low. Rating downgrades are expected, but defaults in the investment-grade space are expected to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we will see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding the pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions, and many have already cut expenses, furloughed employees, and prepared to raise taxes. We expect to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. Similar to the financial crisis, the impact of this sharp recession likely will be uneven across sectors and geographies—market opportunities should similarly be uneven—highlighting the importance of credit research and a relative-value mindset. We expect to manage duration tactically, moving between 90% and 110% of benchmark depending on technical factors and market opportunities.

Please see footnotes on page 7.

Wells Fargo California Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,008.40	$3.75	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

Class C

Actual	$1,000.00	$1,003.93	$7.47	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%

Administrator Class

Actual	$1,000.00	$1,008.56	$2.75	0.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77	0.55%

Institutional Class

Actual	$1,000.00	$1,008.90	$2.40	0.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.41	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.94%

California: 94.59%

Airport Revenue: 4.68%
California Municipal Finance Authority AMT Senior Lien Linxs Apartment Project Series A	5.00%	12-31-2043	$5,730,000	$6,497,181
Los Angeles CA Department of Airports AMT Subordinated Bond Series A	4.00	5-15-2044	3,500,000	3,891,440
Los Angeles CA Department of Airports AMT Subordinated Bond Series A	5.00	5-15-2047	5,000,000	5,832,800
Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2037	7,300,000	8,748,758
Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2038	3,000,000	3,585,780
San Diego County CA Regional Airport Authority Revenue Refunding Bond Subordinated Series A	5.00	7-1-2044	3,045,000	3,750,313
San Francisco City & County Airport Commission San Francisco International Airport Series A	5.00	5-1-2047	7,715,000	8,945,928
San Francisco City & County Airport Commission San Francisco International Airport Series E	5.00	5-1-2050	5,000,000	5,985,100
San Jose CA Airport AMT Refunding Bond Series A	5.00	3-1-2047	4,000,000	4,608,240
San Jose CA Airport Refunding Bond Series B	5.00	3-1-2042	1,750,000	2,086,595

				53,932,135

Education Revenue: 5.66%
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2042	2,645,000	2,927,645
California Financial Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2046	1,670,000	1,715,224
California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	400,000	402,956
California Municipal Finance Authority California Baptist University Series A 144A	5.00	11-1-2025	1,025,000	1,080,852
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.75	8-1-2033	1,525,000	1,678,324
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	1,000,000	1,097,900
California Municipal Finance Authority Refunding Bond Biola University Incorporated	5.00	10-1-2035	600,000	664,164
California Municipal Financing Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2041	1,250,000	1,292,488
California Municipal Finance Authority Education Revenue Literacy First Charter Schools	5.00	12-1-2039	1,390,000	1,586,838
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2047	1,000,000	1,044,490
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2054	1,000,000	1,040,230
California School Finance Authority Green Dot Public Schools Projects 144A	4.00	8-1-2025	475,000	514,781
California School Finance Authority Green Dot Public Schools Projects 144A	5.00	8-1-2035	2,525,000	2,775,379
California School Finance Authority KIPP Louisiana School Projects Series A 144A	5.00	7-1-2035	1,000,000	1,107,720
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2036	945,000	961,415
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2046	2,100,000	2,122,680
California Statewide CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2032	1,135,000	1,202,737
California Statewide CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2041	2,875,000	2,967,374
California Statewide CDA School Facility Alliance for College-Ready Public Schools	6.75	7-1-2031	1,625,000	1,727,765
California University Systemwide Refunding Bond Series A	4.00	11-1-2038	8,000,000	9,039,040
California University Systemwide Refunding Bond Series A	5.00	11-1-2045	6,400,000	7,603,456
University of California Series AI	5.00	5-15-2038	2,000,000	2,220,400
University of California Series K	4.00	5-15-2046	5,295,000	5,856,800
University of California Series M	4.00	5-15-2047	11,155,000	12,504,755

				65,135,413

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue: 31.60%
Alhambra CA Unified School District Election of 2008 Series B (AGM Insured)	6.00%	8-1-2029	$4,100,000	$4,354,692
Alvord CA Unified School District Election of 2012 Series A (AGM Insured)	5.25	8-1-2037	1,620,000	1,820,929
Antelope Valley CA Community College District Election of 2016 Series B	3.00	8-1-2050	4,500,000	4,689,945
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2027	1,050,000	1,266,006
Beaumont CA Unified School District Election of 2008 Series D (BAM Insured)	5.25	8-1-2044	2,000,000	2,428,260
Cabrillo CA Unified School District CAB Series A (Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,492,230
California	5.25	11-1-2040	3,000,000	3,043,140
California Statewide Series B (1 Month LIBOR +0.76%) ±	0.89	12-1-2031	2,500,000	2,498,600
California Various Purposes	4.00	3-1-2050	6,000,000	7,022,880
California Various Purposes	5.00	9-1-2029	1,475,000	1,552,777
California Various Purposes	5.00	9-1-2032	5,100,000	5,717,151
California Various Purposes (BAM Insured)	5.00	9-1-2035	35,000,000	42,665,700
California Various Purposes	5.00	2-1-2038	5,000,000	5,475,050
California Various Purposes	5.00	10-1-2039	5,000,000	5,979,400
California Various Purposes	5.00	8-1-2046	10,000,000	11,941,300
California Various Purposes	5.00	4-1-2049	2,500,000	3,167,650
California Various Purposes	5.25	9-1-2028	5,000,000	5,270,300
California Various Purposes	5.25	4-1-2035	12,640,000	13,600,134
California Various Purposes	5.60	3-1-2036	295,000	296,153
Center Joint Unified School District CAB Series C (National Insured) ¤	0.00	9-1-2021	5,000,000	4,961,700
Centinela Valley CA Union High School District Election of 2008 Series B	6.00	8-1-2036	2,500,000	2,924,825
Centinela Valley CA Union High School District Election of 2008 Series C	5.00	8-1-2035	2,000,000	2,243,380
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2029	1,750,000	1,550,115
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2033	1,500,000	1,183,545
College of the Sequoias Tulare Area Improvement District #3 CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2024	1,000,000	961,470
Compton CA Community College CAB Election of 2002 Series C ¤	0.00	8-1-2035	3,445,000	2,455,837
Contra Costa County CA Community College District Election of 2006	5.00	8-1-2038	3,250,000	3,718,033
Delano CA Union High School Election of 2010 Series B (AGM Insured)	5.75	8-1-2035	4,510,000	4,526,913
Escondido CA Union High School CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2027	8,385,000	7,663,974
Escondido CA Union School District	4.00	8-1-2043	2,150,000	2,438,380
Eureka CA City Schools Election of 2014 (BAM Insured) %%	4.00	8-1-2049	3,750,000	4,232,588
Garden Grove CA Unified School District Election of 2010 Series C	5.25	8-1-2037	2,000,000	2,283,420
Hayward CA Unified School District Refunding Bond	5.00	8-1-2038	6,000,000	6,893,580
Inglewood CA Unified School District Election of 2012 GO Bond Series B (BAM Insured)	5.00	8-1-2036	200,000	240,074
Inglewood CA Unified School District Election of 2012 GO Bond Series B (BAM Insured)	5.00	8-1-2038	500,000	597,620
Lancaster CA School District Election of 2012 Series D (BAM Insured)	4.00	8-1-2045	5,970,000	6,728,548
Lancaster CA School District Election of 2012 Series D (BAM Insured)	4.00	8-1-2047	4,305,000	4,844,718
Long Beach CA Unified School District CAB Election of 2008 Series B ¤	0.00	8-1-2035	2,000,000	1,434,260
Long Beach CA Unified School District Election of 2008 Series F	3.00	8-1-2047	15,000,000	15,728,400
Long Beach CA Unified School District Unrefunded Bond Election of 2008 Series A	5.50	8-1-2026	95,000	95,395
Los Angeles CA Community College District Refunding Bond	4.00	8-1-2038	10,000,000	11,307,900
Lynwood CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2033	5,000	5,695
Merced CA City School District Election of 2014	5.00	8-1-2045	1,000,000	1,174,140
Merced CA Union High School District CAB Series C ¤	0.00	8-1-2032	3,380,000	2,718,365
Mount San Antonio CA Community College District CAB Election of 2008 Series A ¤	0.00	8-1-2024	1,610,000	1,563,777
Natomas CA Unified School District Series 1999 (National Insured)	5.95	9-1-2021	170,000	175,938
New Haven CA Unified School District Election of 2014 Series C	3.00	8-1-2049	2,750,000	2,900,178
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,471,185
Oakland CA Unified School District Alameda County	5.00	8-1-2029	10,125,000	12,144,229

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Oakland CA Unified School District Election of 2012	5.50%	8-1-2023	$500,000	$557,890
Oakland CA Unified School District Election of 2012	6.63	8-1-2038	7,750,000	8,274,908
Oakland CA Unified School District Election of 2012 Series A	5.00	8-1-2040	3,600,000	4,138,920
Oxnard CA School District Election of 2012 Series D (AGM Insured)	5.00	8-1-2034	1,695,000	2,017,643
Pajaro Valley CA Unified School District Election of 2012 Series A	5.00	8-1-2038	1,700,000	1,941,995
Paramount CA Unified School District CAB Election of 2006 ¤	0.00	8-1-2033	2,500,000	1,919,625
Piedmont CA Unified School District Election of 2016	3.00	8-1-2049	10,325,000	10,951,831
Pomona CA Unified School District Series A (National Insured)	6.55	8-1-2029	1,480,000	1,932,954
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A ¤	0.00	8-1-2024	1,800,000	1,742,634
Rialto CA Unified School District CAB Election of 2010 Series A (AGM Insured) ¤	0.00	8-1-2026	3,320,000	3,099,087
Sacramento CA Unified School District Election of 2012 Series A (BAM Insured)	5.25	8-1-2033	1,000,000	1,104,510
Sacramento CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2033	2,735,000	3,165,325
San Bernardino County CA Community Election of 2008 Series D	5.00	8-1-2045	2,000,000	2,452,060
San Bernardino County CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2040	8,000,000	9,423,200
San Diego CA Community College Election of 2002	5.00	8-1-2031	4,000,000	4,569,400
San Diego CA Unified School District	4.00	7-1-2047	2,025,000	2,292,462
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2032	1,750,000	1,833,930
San Gorgonio CA Memorial Healthcare Refunding Bond	5.50	8-1-2028	2,525,000	2,726,066
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2033	3,195,000	3,784,957
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2034	3,315,000	3,927,115
San Jose CA Unified School District Santa Clara County	4.00	8-1-2042	4,000,000	4,692,520
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2033	7,000,000	2,625,210
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2036	11,130,000	3,256,304
San Mateo County CA Jefferson Union High School District Prerefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	6,915,000	2,384,845
San Mateo County CA Jefferson Union High School District Unrefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	2,990,000	1,030,623
San Rafael CA City High School District CAB Election of 2002 Series B (National Insured) ¤	0.00	8-1-2023	1,260,000	1,235,039
San Rafael City CA High School District Election of 2015 Series C	4.00	8-1-2043	1,500,000	1,753,185
Sanger CA Unified School District Refunding Bond (National Insured)	5.60	8-1-2023	405,000	424,877
Santa Ana CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2038	15,000,000	9,563,850
Santa Rosa CA High School District Prerefunded Bond	5.00	8-1-2024	750,000	821,738
Santa Rosa CA High School District Unrefunded Bond	5.00	8-1-2024	255,000	278,129
Sierra Kings CA Health Care District	5.00	8-1-2028	1,000,000	1,148,230
Sierra Kings CA Health Care District	5.00	8-1-2032	1,500,000	1,696,860
Sierra Kings CA Health Care District	5.00	8-1-2037	1,750,000	1,946,420
Simi Valley CA Unified School District	4.00	8-1-2048	3,250,000	3,663,595
Sonoma Valley CA Unified School District CAB Election of 2010 Series A ¤	0.00	8-1-2027	1,020,000	938,869
South Pasadena CA Unified School District Series A (FGIC Insured)	5.55	11-1-2020	115,000	117,052
Stockton CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2038	1,025,000	1,164,933
Tulare CA Local Health Care District Refunding Bond (BAM Insured)	4.00	8-1-2039	1,850,000	2,120,581
Washington Township CA Health Care District Election of 2004 Series B	5.50	8-1-2038	1,500,000	1,703,145
West Contra Costa CA Unified School District (AGM Insured)	5.25	8-1-2024	1,350,000	1,422,482
West Contra Costa CA Unified School District Election of 2010 Series F (AGM Insured)	4.00	8-1-2049	1,265,000	1,467,767
West Contra Costa CA Unified School District Election of 2012 Series E (AGM Insured)	4.00	8-1-2049	2,060,000	2,390,197
West Contra Costa CA Unified School District CAB Election of 2005 Series B	6.00	8-1-2027	1,080,000	1,440,914
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (AGC Insured) ¤##	0.00	8-1-2021	6,000,000	5,959,920
Wiseburn CA School District CAB (AGC Insured) ¤	0.00	8-1-2027	1,525,000	1,391,898

				363,946,174

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 14.08%
Association of Bay Area Governments California Finance Authority for Nonprofit Corporation O’Connor Woods Project	5.00%	1-1-2043	$5,000,000	$5,453,100
Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Senior Living Odd Fellows Home of California Series A	5.00	4-1-2042	1,100,000	1,198,758
California HFFA Catholic Healthcare West Series A	5.25	3-1-2023	3,000,000	3,073,770
California HFFA El Camino Hospital	5.00	2-1-2035	3,000,000	3,581,310
California HFFA LA Biomedical Research Institute at Harbor-UCLA Medical Center	5.00	9-1-2048	6,095,000	6,599,239
California HFFA Nevada Methodist Homes (California Mortgage Insured)	5.00	7-1-2030	1,830,000	2,154,349
California HFFA Nevada Methodist Homes (California Mortgage Insured)	5.00	7-1-2035	1,000,000	1,157,820
California HFFA Nevada Methodist Homes (California Mortgage Insured)	5.00	7-1-2045	4,500,000	5,124,465
California HFFA Refunding Bond Cedars Sinai Medical Center Series B	4.00	8-15-2039	10,500,000	11,695,845
California HFFA Refunding Bond Children’s Hospital Series A	5.00	8-15-2047	10,050,000	11,266,553
California HFFA City of Hope Obligated Group	5.00	11-15-2049	2,000,000	2,324,420
California HFFA Stanford Health Care Series A	4.00	8-15-2050	11,000,000	12,686,630
California HFFA Sutter Health Series B	5.00	11-15-2046	5,000,000	5,864,950
California HFFA Sutter Health Series D	5.25	8-15-2031	3,100,000	3,243,127
California Municipal Finance Authority Refunding Bond Channing House Project Series A	5.00	5-15-2034	1,000,000	1,195,260
California Municipal Finance Authority Refunding Bond Community Medical Centers Series A	5.00	2-1-2047	6,625,000	7,445,771
California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2047	1,400,000	1,567,104
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2037	500,000	556,470
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2047	5,365,000	5,864,321
California State Health Facilities Financing Authority	4.00	11-15-2048	5,000,000	5,539,350
California State Health Facilities Financing Authority	4.00	11-1-2051	3,000,000	3,366,810
California State Health Facilities Financing Authority Series A	4.00	11-1-2040	1,375,000	1,585,815
California State Municipal Finance Authority Revenue	4.00	12-1-2039	1,240,000	1,437,693
California State Municipal Finance Authority Revenue	4.00	12-1-2049	2,915,000	3,293,017
California State Municipal Finance Authority Revenue	5.00	7-1-2039	1,000,000	1,228,520
California State Municipal Finance Authority Revenue	5.00	7-1-2049	2,650,000	3,196,165
California Statewide CDA Adventist Health System Series A	5.00	3-1-2045	2,500,000	2,829,400
California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2033	1,650,000	1,981,650
California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2035	1,000,000	1,194,520
California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2038	2,000,000	2,372,740
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A	5.25	12-1-2044	5,150,000	5,527,598
California Statewide CDA Redwoods Projects	5.13	11-15-2035	1,500,000	1,707,435
California Statewide CDA Revenue Refunding Bond Adventist Health System West Series A	5.00	3-1-2048	5,000,000	5,854,650
California Statewide Communities Marin General Hospital Series A	5.00	8-1-2036	700,000	841,974
California Statewide Communities Marin General Hospital Series A	5.00	8-1-2037	500,000	599,745
California Statewide Communities Marin General Hospital Series A	5.00	8-1-2038	450,000	538,403
Palomar Health CA Refunding Bond	5.00	11-1-2042	4,000,000	4,525,440
San Buenaventura CA Community Mental Health System	8.00	12-1-2031	1,615,000	1,731,797
University of California Regents Medical Center Prerefunded Bond Series J	5.25	5-15-2038	7,790,000	8,854,815
University of California Regents Medical Center Series J	5.00	5-15-2033	2,265,000	2,561,942
University of California Regents Medical Center Series L	4.00	5-15-2044	4,065,000	4,440,037
University of California Regents Medical Center Unrefunded Bond Series J	5.25	5-15-2038	2,210,000	2,435,531
Washington Township CA Health Care District Series A	5.00	7-1-2026	1,190,000	1,393,002
Washington Township CA Health Care District Series A	5.00	7-1-2042	1,000,000	1,133,390

				162,224,701

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 3.75%
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00%	2-1-2050	$3,000,000	$3,221,880
California Community Housing Agency Workforce Apartments Series A 144A	5.00	4-1-2049	3,000,000	3,205,710
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	8,563,063	9,178,490
California HFA Municipal Certificate of Participation Series 2019-1 Class A	4.25	1-15-2035	4,941,628	5,393,886
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2029	500,000	592,865
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC West Village Projects	5.00	5-15-2051	6,700,000	7,498,171
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2029	625,000	757,656
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2052	5,650,000	6,386,873
California Statewide CDA Poway Retirement Housing Foundation Housing Incorporated Series A	5.25	11-15-2035	1,500,000	1,678,680
Contra Costa County CA Home Mortgage Revenue Bonds GNMA Mortgage-Backed Securities Program (GNMA Insured)	7.75	5-1-2022	60,000	64,354
Independent Cities CA Finance Authority Mobile Home Park Revenue	5.00	5-15-2048	2,000,000	2,356,220
Independent Cities CA Finance Refunding Bond Sanitary Juan Mobile Estates	5.00	8-15-2030	1,000,000	1,138,760
Independent Cities CA Finance Refunding Bond Santa Rose Leisure Mobile	5.00	8-15-2046	1,570,000	1,774,916

				43,248,461

Miscellaneous Revenue: 14.03%
Alameda CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2034	1,005,000	1,142,554
Anaheim CA PFA CAB Subordinate Lien Bond Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2025	10,000,000	9,515,500
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	3,000,000	3,292,740
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	4,200,000	4,576,320
California Enterprise Development Authority Lease Revenue Riverside County Library Facilities Project	4.00	11-1-2049	1,900,000	2,126,100
California Infrastructure & Economic Development Bank Lease Revenue	5.00	8-1-2044	4,000,000	4,963,240
California Infrastructure & Economic Development King City Joint Union High School	5.75	8-15-2029	2,150,000	2,154,150
California Public Works Board California State University Projects Series B-1	5.70	3-1-2035	2,210,000	2,218,354
California Public Works Board Judicial Council Projects Series A	5.00	3-1-2038	7,000,000	7,645,260
California Public Works Board Judicial Council Projects Series D	5.25	12-1-2025	4,000,000	4,271,160
California Public Works Board Various Capital Projects Series A	5.00	4-1-2037	4,925,000	5,249,361
California Public Works Board Various Capital Projects Series G	5.00	11-1-2037	23,000,000	25,015,490
California Public Works Board Various Capital Projects Series I	5.50	11-1-2033	2,000,000	2,296,080
California Public Works University of California Board of Regents Series G	5.00	12-1-2030	9,850,000	10,514,284
California Statewide CDA Water & Wastewater Pooled Financing Program Series B (AGM Insured)	5.25	10-1-2027	1,040,000	1,043,983
California Statewide Communities Series A	5.00	9-2-2047	2,000,000	2,250,260
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	5,620,000	5,281,564
Emeryville CA PFA Assessment District Refinancing	5.90	9-2-2021	400,000	401,332
Fullerton CA Joint Union High School Project Certificate of Participation (BAM Insured)	5.00	9-1-2035	1,385,000	1,624,093
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2025	725,000	856,435
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2026	400,000	466,464
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2042	1,500,000	1,660,995
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Ambac Insured)	5.00	9-1-2025	2,310,000	2,318,570
Los Angeles CA Public Works Financing Authority Series A	5.00	12-1-2039	2,860,000	3,315,512

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Modesto CA Irrigation District Financing Authority Series A	5.00%	10-1-2040	$3,500,000	$4,098,115
Montclair CA PFA Lease Refunding Bond (AGM Insured)	5.00	10-1-2035	2,400,000	2,789,352
Mountain House CA Financing Authority Utility System Revenue Series A	5.00	12-1-2034	535,000	654,193
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (National Insured) ¤	0.00	6-1-2026	10,000,000	9,279,500
Sacramento CA City Financing Authority Refunding Bond Master Lease Program Facilities (BAM Insured)	5.00	12-1-2035	1,300,000	1,559,272
Sacramento CA City Financing Authority Series A (Ambac Insured)	5.40	11-1-2020	470,000	477,722
Sacramento CA City School Joint Refunding Bond Series A (BAM Insured)	5.00	3-1-2040	2,165,000	2,408,671
San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2021	1,205,000	1,202,662
San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2026	3,175,000	3,033,681
San Marino CA Unified School District Certificate of Participation Los Angeles County Schools Pooled Financing Program Series A	5.00	12-1-2041	500,000	500,975
San Mateo Foster City CA Public Financing Authority Revenue Sanitary Mateo Street & Flood Control Projects	4.00	5-1-2045	3,750,000	4,345,613
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2037	250,000	267,788
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2042	625,000	667,163
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2047	1,000,000	1,064,890
Simi Valley CA Unified School District Capital Improvement Projects (Ambac Insured)	5.25	8-1-2022	930,000	952,106
Stockton CA Unified School District Community Improvement Project	5.00	2-1-2033	550,000	683,320
Sutter Butte CA Flood Control Agency (BAM Insured)	5.00	10-1-2040	3,545,000	4,201,321
Torrance CA Certificate of Participation	5.25	6-1-2039	5,385,000	6,209,605
Union Sanitary District CA Financing Authority Revenue Series A	3.00	9-1-2045	2,500,000	2,639,475
Union Sanitary District CA Financing Authority Revenue Series A	3.00	9-1-2050	3,000,000	3,148,080
Upland CA Certificate of Participation San Antonio Regional Hospital	5.00	1-1-2047	1,955,000	2,155,563
Ventura County CA PFA Series A	5.00	11-1-2038	4,545,000	5,037,360

				161,576,228

Tax Revenue: 11.06%
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2043	750,000	837,278
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2048	1,100,000	1,220,373
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2043	750,000	837,660
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2048	1,035,000	1,148,788
Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Ambac Insured)	5.75	8-1-2030	3,190,000	4,265,859
California Statewide CDA Community Facilities District #2015-01	5.00	9-1-2047	1,420,000	1,576,385
California Statewide Communities Development Authority Special Tax Community Facilities District #2017-01	5.00	9-1-2048	5,000,000	5,599,750
Casitas CA Municipal Water District Community Facilities District #2013-1-OJAI Series B (BAM Insured)	5.25	9-1-2047	5,000,000	6,063,500
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2032	1,450,000	1,655,610
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2033	880,000	1,001,845
Chino CA Community Facilities District Special Tax #2003-3 Improvement Area #7	5.00	9-1-2048	2,500,000	2,790,400
Chula Vista CA Community Facilities District Special Tax #16I Improvement Area #1	5.00	9-1-2043	500,000	558,440

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Chula Vista CA Community Facilities District Special Tax #16-I-Improvement Area #1	5.00%	9-1-2048	$1,000,000	$1,109,940
Compton CA Community College RDA Project 2nd Lien Series A ##	5.00	8-1-2020	1,140,000	1,143,340
Corona CA Community Facilities District #2018-1 Improvement Area Number 1 2018 Special Tax Bond Series A	5.00	9-1-2048	1,000,000	1,064,870
Corona Norco CA Unified School Districts Special Tax Community Facilities District #16-1	5.00	9-1-2048	1,500,000	1,668,720
Dinuba CA RDA Merged City Redevelopment Project (BAM Insured)	5.00	9-1-2033	1,500,000	1,711,590
Elk Grove CA Financing Authority Special Tax Refunding Bond (BAM Insured)	5.00	9-1-2038	1,500,000	1,786,710
Fairfield CA Community Facilities District Special Tax Bond Number 2019 One Lake Improvement Area 144A%%	5.00	9-1-2050	3,000,000	3,228,870
Folsom Ranch Financing Authority California Facilities District #20 Russell Ranch	5.00	9-1-2048	1,650,000	1,820,528
Folsom Ranch Financing Authority California Special Tax Revenue Community Facilities District #19 Manginii	5.00	9-1-2049	1,000,000	1,095,640
Fremont CA Community Facilities District #1 Refunding Bond	5.00	9-1-2040	2,700,000	2,941,812
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (BAM Insured)	5.00	5-1-2034	500,000	605,345
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (BAM Insured)	5.00	5-1-2038	305,000	364,966
Inland Valley CA Development Agency Series A	5.25	9-1-2037	4,000,000	4,421,320
Irvine CA Unified School District Special Tax Community Facilities District #91 Series A (BAM Insured)	4.00	9-1-2044	1,000,000	1,118,810
Irvine CA Unified School District Special Tax Community Facilities District #91 Series A (BAM Insured)	4.00	9-1-2050	3,000,000	3,295,860
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2033	1,500,000	1,707,690
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2038	1,635,000	1,845,098
Lancaster CA RDA Tax Allocation Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2033	1,200,000	1,428,612
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2035	2,545,000	2,945,939
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2036	4,000,000	4,618,560
Orange County CA Community Facilities District #2015-1 Esencia Village Series A	5.25	8-15-2045	1,950,000	2,160,581
Rancho Cucamonga CA RDA Rancho Redevelopment Project Area (AGM Insured)	5.00	9-1-2032	1,870,000	2,139,841
Redwood City CA RDA CAB Redevelopment Project Area Series 2-A (Ambac Insured) ¤	0.00	7-15-2030	3,505,000	2,934,561
Rio Vista CA Community Facilities District Special Tax #2018-1	5.00	9-1-2048	1,190,000	1,323,851
Riverside County CA Community Facilities Districts Special Tax #05-8	5.00	9-1-2048	1,600,000	1,779,968
Romoland School District Community Facilities District #2004-1 Heritage Lake Improvement Area #4 Series 2018 Special Tax Bond	5.00	9-1-2048	3,000,000	3,322,200
Sacramento CA Transient Occupancy Tax Convention Center Complex Series A	5.00	6-1-2048	3,750,000	4,142,325
San Bernardino CA Special Tax Community Facilities District #2006-1 Series 2018	5.00	9-1-2048	1,200,000	1,333,752
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2040	980,000	1,080,548
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2046	1,190,000	1,297,457
San Diego CA RDA CAB Tax Allocation Centre (AGM Insured) ¤	0.00	9-1-2023	885,000	868,176
San Diego CA RDA Naval Training Center Series A	5.00	9-1-2025	575,000	579,560
San Francisco CA City & County RDA Mission Bay South Redevelopment Project Series A	5.00	8-1-2043	2,500,000	2,741,850
San Francisco CA City & County RDA Tax Transbay Infrastructure Project Third Lien Series B (AGM Insured)	5.00	8-1-2046	1,500,000	1,761,825

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
San Francisco City & County CA RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00%	8-1-2026	$4,000,000	$3,065,440
San Marcos CA Unified School District Special Tax Community Facilities District #4 (BAM Insured)	5.00	9-1-2034	1,705,000	2,005,864
San Marcos CA Unified School District Special Tax Community Facilities District #5 (BAM Insured)	5.00	9-1-2028	1,290,000	1,512,409
San Marcos CA Unified School District Special Tax Community Facilities District #5 (BAM Insured)	5.00	9-1-2029	1,325,000	1,551,058
Santa Ana CA Community Redevelopment Merged Project Area Series A	6.00	9-1-2022	2,000,000	2,076,920
Sonoma CA CDA Successor Agency to Sonoma Redevelopment Project Tax Allocation Bond (National Insured)	5.00	6-1-2033	1,325,000	1,575,756
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2033	340,000	388,416
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2038	400,000	448,736
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00	9-1-2033	250,000	282,725
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00	9-1-2038	250,000	279,178
Tracy Hills CA Improvement Area #1 Community Facilities District 2016-1 Special Tax Bonds Series 2018	5.00	9-1-2048	2,750,000	2,994,255
Transbay Joint Powers Authority Tax Allocation California Senior Series A Green Bonds	5.00	10-1-2045	2,000,000	2,443,220
Transbay Joint Powers Authority Tax Allocation California Senior Series A Green Bonds	5.00	10-1-2049	2,200,000	2,677,444
Tustin CA Community Facilities District Special Tax 2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2040	750,000	826,575
Tustin CA Community Facilities District Special Tax 2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2045	1,000,000	1,084,460
Union City CA Community RDA Successor Agency to Community Redevelopment Project Tax Allocation Refunding Bond Series A	5.00	10-1-2036	1,000,000	1,156,820
Union City CA Community RDA Successor Agency to Union City Community Redevelopment Project (AGC Insured)	5.25	10-1-2033	8,000,000	8,099,600

				127,415,479

Tobacco Revenue: 0.68%
California County CA Tobacco Securitization Agency ¤	0.00	6-1-2055	14,000,000	2,382,660
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2028	2,000,000	2,441,900
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-2	5.00	6-1-2047	3,000,000	3,036,480

				7,861,040

Transportation Revenue: 2.16%
Bay Area CA Toll Authority Toll Bridge Series S-4	5.00	4-1-2030	2,000,000	2,256,980
Bay Area CA Toll Authority Toll Bridge Series S-H	5.00	4-1-2049	8,000,000	9,596,480
Foothill-Eastern Corridor CA Transportation Agency Subordinated Bond Series B-3	5.50	1-15-2053	8,000,000	8,589,520
San Diego CA RDA Centre City Subordinate Refunding Bond Parking Series B ##	5.30	9-1-2020	1,060,000	1,064,335
San Francisco CA Municipal Transportation	5.00	3-1-2039	3,000,000	3,369,540

				24,876,855

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 3.98%
Banning CA Financing Authority Refunding Bond Electric System Project (AGM Insured)	5.00%	6-1-2037	$5,000,000	$5,867,800
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2040	3,715,000	4,453,468
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2045	1,060,000	1,265,248
Imperial CA Irrigation District Electric System Refunding Bond Series C	5.00	11-1-2038	2,500,000	2,959,400
Los Angeles CA Department of Water and Power Series E	5.00	7-1-2044	12,475,000	14,284,374
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	4,000,000	6,042,840
M-S-R California Energy Authority Gas Series C	6.13	11-1-2029	1,045,000	1,320,232
Northern California Power Agency Public Power Prerefunded Bond (Ambac Insured)	7.50	7-1-2023	25,000	26,320
Redding CA Joint Powers Financing Authority Election System Series A	5.00	6-1-2032	440,000	533,412
Roseville CA Natural Gas Financing Authority	5.00	2-15-2025	1,930,000	2,218,496
Southern California Public Power Authority Natural Gas Project #1 Series A	5.25	11-1-2025	1,000,000	1,175,420
Turlock CA Irrigation District Refunding Bond Subordinate First Priority	5.50	1-1-2041	2,000,000	2,047,980
Walnut CA Energy Center Authority Series A	5.00	1-1-2034	3,115,000	3,646,481

				45,841,471

Water & Sewer Revenue: 2.91%
Adelanto CA Public Utility Authority Refunding Bond (AGM Insured)	5.00	7-1-2039	2,000,000	2,442,800
Bakersfield CA Wastewater Revenue Refunding Series A	5.00	9-15-2032	1,615,000	2,194,930
Bay Area CA Water Supply & Conservation Agency Series A	5.00	10-1-2034	6,000,000	6,698,400
Compton CA Sewer Revenue	6.00	9-1-2039	1,775,000	1,778,603
El Dorado CA Irrigation District Refunding Bond Series A (AGM Insured)	5.25	3-1-2039	2,000,000	2,354,040
Florin CA Resource Conservation Refunding Bond Second Senior Lien Series A (National Insured)	5.00	9-1-2032	2,000,000	2,335,860
Merced CA Irrigation District Water & Hydroelectric System Series A (AGM Insured)	5.00	10-1-2038	4,000,000	4,668,880
Pico Rivera CA Water Authority Series A	6.25	12-1-2032	3,710,000	3,750,402
San Buenaventura CA Public Facilities Financing Authority Series B	5.00	7-1-2042	4,000,000	4,326,960
Tulare CA Sewer Refunding Bond (AGM Insured)	5.00	11-15-2041	1,500,000	1,799,820
Vallejo CA Refunding Bond	5.25	5-1-2031	1,000,000	1,136,370

				33,487,065

				1,089,545,022

Guam: 0.63%

Tax Revenue: 0.09%
Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,028,540

Water & Sewer Revenue: 0.54%
Guam Government Waterworks Authority	5.25	7-1-2033	1,500,000	1,637,175
Guam Government Waterworks Authority	5.50	7-1-2043	3,125,000	3,404,625
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,000,000	1,193,210

				6,235,010

				7,263,550

Illinois: 0.93%

Miscellaneous Revenue: 0.93%
Illinois State Refunding Bond	5.00	2-1-2025	10,000,000	10,750,800

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
New York: 0.47%

Industrial Development Revenue: 0.47%
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00%	1-1-2029	$5,000,000	$5,355,350

Ohio: 0.06%

Tobacco Revenue: 0.06%
Buckeye OH Tobacco Settlement Financing Authority CAB ¤	0.00	6-1-2057	5,000,000	694,100

Pennsylvania: 0.17%

Industrial Development Revenue: 0.17%
Delaware County PA Airport Facilities United Parcel Service Project Series 2015 ø	0.29	9-1-2045	2,010,000	2,010,000

Texas: 2.09%

Resource Recovery Revenue: 2.09%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A ø	0.90	4-1-2040	3,000,000	3,000,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	0.90	4-1-2040	15,600,000	15,600,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	0.92	4-1-2040	500,000	500,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Bond Series D ø	1.95	11-1-2040	5,000,000	5,000,000

				24,100,000

Total Municipal Obligations (Cost $1,052,048,251)				1,139,718,822

Closed End Municipal Bond Fund Obligations: 1.39%

California: 1.39%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (160 shares) 0.92% 144Aø			16,000,000	16,000,000

Total Closed End Municipal Bond Fund Obligations (Cost $16,000,000)				16,000,000

	Yield		Shares
Short-Term Investments: 0.09%

Investment Companies: 0.09%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	0.10		1,009,885	1,010,188

Total Short-Term Investments (Cost $1,010,087)				1,010,188

Total investments in securities (Cost $1,069,058,338)	100.42%	1,156,729,010

Other assets and liabilities, net	(0.42)	(4,840,737)

Total net assets	100.00%	$1,151,888,273

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
##	All or a portion of this security is segregated for when-issued securities
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2020

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

CAB	Capital appreciation bond

CDA	Community Development Authority

FGIC	Financial Guaranty Insurance Corporation

GNMA	Government National Mortgage Association

GO	General obligation

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

LIBOR	London Interbank Offered Rate

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$207,875	$236,049,047	$(235,244,882)	$(1,953)	$101	$73,627	$1,010,188	0.09%

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  21

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,068,048,251)	$1,155,718,822
Investments in affiliated securities, at value (cost $1,010,087)	1,010,188
Cash	29,500
Receivable for investments sold	405,000
Receivable for Fund shares sold	8,916,916
Receivable for interest	12,928,481
Prepaid expenses and other assets	9,086

Total assets	1,179,017,993

Liabilities
Payable for investments purchased	10,952,775
Payable for Fund shares redeemed	15,043,448
Management fee payable	279,697
Dividends payable	510,112
Administration fees payable	113,902
Distribution fee payable	16,855
Trustees’ fees and expenses payable	3,800
Accrued expenses and other liabilities	209,131

Total liabilities	27,129,720

Total net assets	$1,151,888,273

Net assets consist of
Paid-in capital	$1,092,986,398
Total distributable earnings	58,901,875

Total net assets	$1,151,888,273

Computation of net asset value and offering price per share
Net assets – Class A	$494,449,551
Shares outstanding – Class A1	41,530,912
Net asset value per share – Class A	$11.91
Maximum offering price per share – Class A2	$12.47
Net assets – Class C	$27,412,796
Shares outstanding – Class C1	2,257,886
Net asset value per share – Class C	$12.14
Net assets – Administrator Class	$301,918,873
Shares outstanding – Administrator Class[1]	25,311,441
Net asset value per share – Administrator Class	$11.93
Net assets – Institutional Class	$328,107,053
Shares outstanding – Institutional Class[1]	27,506,277
Net asset value per share – Institutional Class	$11.93

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo California Tax-Free Fund

Statement of operations—year ended June 30, 2020

Investment income
Interest	$40,406,938
Income from affiliated securities	73,627

Total investment income	40,480,565

Expenses
Management fee	4,231,573
Administration fees
Class A	782,188
Class C	48,056
Administrator Class	271,990
Institutional Class	248,789
Shareholder servicing fees
Class A	1,222,124
Class C	75,072
Administrator Class	679,961
Distribution fee
Class C	225,171
Custody and accounting fees	33,038
Professional fees	59,894
Registration fees	62,109
Shareholder report expenses	33,006
Trustees’ fees and expenses	21,541
Interest expense	399
Other fees and expenses	9,488

Total expenses	8,004,399
Less: Fee waivers and/or expense reimbursements
Fund-level	(45,037)
Class A	(301,795)
Class C	(17,770)
Administrator Class	(545,864)

Net expenses	7,093,933

Net investment income	33,386,632

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(5,704,754)
Affiliated securities	(1,953)

Net realized losses on investments	(5,706,707)

Net change in unrealized gains (losses) on investments
Unaffiliated securities	2,626,951
Affiliated securities	101

Net change in unrealized gains (losses) on investments	2,627,052

Net realized and unrealized gains (losses) on investments	(3,079,655)

Net increase in net assets resulting from operations	$30,306,977

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  23

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$33,386,632		$32,612,816
Net realized losses on investments		(5,706,707)		(1,718,061)
Net change in unrealized gains (losses) on investments		2,627,052		24,999,907

Net increase in net assets resulting from operations		30,306,977		55,894,662

Distributions to shareholders from net investment income and net realized gains
Class A		(14,141,709)		(14,669,880)
Class C		(643,653)		(988,682)
Administrator Class		(8,419,907)		(7,503,063)
Institutional Class		(9,838,880)		(9,759,221)

Total distributions to shareholders		(33,044,149)		(32,920,846)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,036,626	131,693,675	8,095,324	94,284,323
Class C	278,006	3,385,392	277,749	3,305,964
Administrator Class	8,864,944	106,569,369	5,658,401	65,422,085
Institutional Class	10,316,056	123,479,416	8,350,924	97,289,819

		365,127,852		260,302,191

Reinvestment of distributions
Class A	1,122,167	13,411,897	1,185,493	13,804,957
Class C	49,002	597,402	78,205	927,056
Administrator Class	691,273	8,273,557	629,219	7,340,761
Institutional Class	356,230	4,265,361	330,436	3,856,316

		26,548,217		25,929,090

Payment for shares redeemed
Class A	(11,116,036)	(132,686,298)	(6,860,157)	(79,217,878)
Class C	(765,067)	(9,324,238)	(1,688,840)	(19,964,764)
Administrator Class	(3,617,140)	(42,474,283)	(2,915,007)	(33,837,058)
Institutional Class	(7,724,779)	(92,150,306)	(8,779,437)	(101,838,732)

		(276,635,125)		(234,858,432)

Net increase in net assets resulting from capital share transactions		115,040,944		51,372,849

Total increase in net assets		112,303,772		74,346,665

Net assets
Beginning of period		1,039,584,501		965,237,836

End of period		$1,151,888,273		$1,039,584,501

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo California Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.91	$11.64	$11.83	$12.45	$11.79
Net investment income	0.35	0.37	0.37	0.36	0.36
Net realized and unrealized gains (losses) on investments	(0.00)[1]	0.28	(0.19)	(0.62)	0.66

Total from investment operations	0.35	0.65	0.18	(0.26)	1.02
Distributions to shareholders from
Net investment income	(0.35)	(0.38)	(0.37)	(0.36)	(0.36)
Net asset value, end of period	$11.91	$11.91	$11.64	$11.83	$12.45
Total return[2]	2.93%	5.70%	1.55%	(2.09)%	8.77%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.83%	0.83%	0.82%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.92%	3.22%	3.15%	2.99%	2.96%
Supplemental data
Portfolio turnover rate	23%	9%	33%	48%	17%
Net assets, end of period (000s omitted)	$494,450	$482,395	$443,165	$472,584	$528,238

[1]	Amount is more than $(0.005).

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.15	$11.87	$12.07	$12.70	$12.02
Net investment income	0.27	0.29	0.29	0.27	0.27
Net realized and unrealized gains (losses) on investments	(0.02)	0.29	(0.20)	(0.63)	0.68

Total from investment operations	0.25	0.58	0.09	(0.36)	0.95
Distributions to shareholders from
Net investment income	(0.26)	(0.30)	(0.29)	(0.27)	(0.27)
Net asset value, end of period	$12.14	$12.15	$11.87	$12.07	$12.70
Total return[1]	2.08%	4.95%	0.74%	(2.80)%	8.02%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.58%	1.58%	1.57%	1.57%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.18%	2.47%	2.40%	2.24%	2.21%
Supplemental data
Portfolio turnover rate	23%	9%	33%	48%	17%
Net assets, end of period (000s omitted)	$27,413	$32,758	$47,831	$57,727	$66,427

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo California Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.94	$11.66	$11.86	$12.48	$11.81
Net investment income	0.37	0.40	0.39	0.38	0.38
Net realized and unrealized gains (losses) on investments	(0.01)	0.28	(0.20)	(0.62)	0.67

Total from investment operations	0.36	0.68	0.19	(0.24)	1.05
Distributions to shareholders from
Net investment income	(0.37)	(0.40)	(0.39)	(0.38)	(0.38)
Net asset value, end of period	$11.93	$11.94	$11.66	$11.86	$12.48
Total return	3.05%	5.99%	1.67%	(1.88)%	9.06%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.77%	0.77%	0.76%	0.76%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.13%	3.43%	3.34%	3.16%	3.16%
Supplemental data
Portfolio turnover rate	23%	9%	33%	48%	17%
Net assets, end of period (000s omitted)	$301,919	$231,252	$186,626	$210,209	$344,090

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.94	$11.66	$11.86	$12.48	$11.81
Net investment income	0.38	0.41	0.40	0.39	0.39
Net realized and unrealized gains (losses) on investments	(0.01)	0.28	(0.20)	(0.62)	0.67

Total from investment operations	0.37	0.69	0.20	(0.23)	1.06
Distributions to shareholders from
Net investment income	(0.38)	(0.41)	(0.40)	(0.39)	(0.39)
Net asset value, end of period	$11.93	$11.94	$11.66	$11.86	$12.48
Total return	3.12%	6.07%	1.74%	(1.81)%	9.14%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.50%	0.50%	0.49%	0.49%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	3.19%	3.49%	3.42%	3.28%	3.24%
Supplemental data
Portfolio turnover rate	23%	9%	33%	48%	17%
Net assets, end of period (000s omitted)	$328,107	$293,180	$287,616	$309,253	$193,154

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo California Tax-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo California Tax-Free Fund  |  29

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020 the aggregate cost of all investments for federal income tax purposes was $1,069,188,932 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$88,605,158

Gross unrealized losses	(1,065,080)

Net unrealized gains	$87,540,078

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $28,787,467 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$1,139,718,822	$0	$1,139,718,822

Closed end municipal bond fund obligations	0	16,000,000	0	16,000,000

Short-term investments

Investment companies	1,010,188	0	0	1,010,188

Total assets	$1,010,188	$1,155,718,822	$0	$1,156,729,010

30  |  Wells Fargo California Tax-Free Fund

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.55% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo California Tax-Free Fund  |  31

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $10,211 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $72,805,000 and $60,990,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $359,129,964 and $241,880,108, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended June 30, 2020, the Fund had average borrowings outstanding of $24,630 at an average rate of 1.62% and paid interest in the amount of $399.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $33,044,149 and $32,920,846 of tax-exempt income for the years ended June 30, 2020 and June 30, 2019, respectively.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$660,388	$87,540,078	$(28,787,467)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of California.

32  |  Wells Fargo California Tax-Free Fund

Notes to financial statements

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo California Tax-Free Fund  |  33

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo California Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

34  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUATERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo California Tax-Free Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo California Tax-Free Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo California Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo California Tax-Free Fund  |  39

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the ten-year period ended December 31, 2019, and lower than the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the ten-year period ended December 31, 2019, and lower than its benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

40  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo California Tax-Free Fund  |  41

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42  |  Wells Fargo California Tax-Free Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo California Tax-Free Fund  |  43

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

44  |  Wells Fargo California Tax-Free Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo California Tax-Free Fund  |  45

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

46  |  Wells Fargo California Tax-Free Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00240 08-20

A249/AR249 06-20

Annual Report

June 30, 2020

Wells Fargo

California Limited-Term Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo California Limited-Term Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo California Limited-Term Tax-Free Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

A change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with purchases made on or after September 21, 2020.

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.00%	1.01%	0.85%

$250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo California Limited-Term Tax-Free Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Brandon Pae

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SFCIX)	11-18-1992	-0.73	1.10	1.88	1.30	1.50	2.08	0.85	0.80

Class C (SFCCX)	8-30-2002	-0.46	0.74	1.33	0.54	0.74	1.33	1.60	1.55

Administrator Class (SCTIX)	9-6-1996	–	–	–	1.50	1.72	2.30	0.79	0.60

Institutional Class (SFCNX)[3]	10-31-2014	–	–	–	1.60	1.80	2.35	0.52	0.50

Bloomberg Barclays Municipal 1-5 Year Blend Index[4]	–	–	–	–	3.14	2.11	2.04	–	–

Bloomberg Barclays California Municipal 1-5 Year Blend Index[5]	–	–	–	–	3.07	1.94	2.01	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo California Limited-Term Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.60% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class share expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[4]

The Bloomberg Barclays Municipal 1–5 Year Blend Index is the 1–5 Year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg Barclays California Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1-5 Year Blend Index and the Bloomberg Barclays California Municipal Bond 1-5 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo California Limited-Term Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed both of its benchmarks, the Bloomberg Barclays Municipal 1–5 Year Blend Index and the Bloomberg Barclays California Municipal 1–5 Year Blend Index, during the 12-month period that ended June 30, 2020.

∎

The primary drivers of performance were the Fund’s credit profile and sector selection. Credit positioning detracted from performance as we were overweight lower-investment-grade bonds (A-rated and BBB-rated) relative to higher-investment-grade bonds (AAA-rated and AA-rated). Higher-grade bonds outperformed over the period. Additionally, the Fund’s exposure to the industrial development revenue/pollution control revenue (IDR/PCR) and electric revenue sectors detracted from performance.

∎

We maintained the Fund’s duration slightly longer than that of the index throughout the year, which contributed to performance overall as yields across the curve ended the period lower by 68 to 99 basis points (bps; 100 bps equal 1.00%). The yield curve steepened as rates on shorter maturities declined more than longer maturities. As a result, the Fund’s underweight to the one- to five-year segment detracted for the period.

Effective maturity distribution as of June 30, 2020[7]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the U.S. Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new-issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility and more than $2.5 trillion in fiscal stimulus, buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future, and the fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

The Fund tactically extended duration over the period and used tax-loss swaps.

The positive momentum in the second half of 2019 pushed municipal yields lower and credit spreads tighter. As lower-rated deals began pricing at levels closer to higher-quality names, we became much more selective in adding lower-rated bonds. Although we did sell into this strength and reduced our A-rated exposure, this generally affected new purchases. We remained comfortable with older seasoned names already in the portfolio that have strong fundamentals and attractive purchase yields. We continued to be overweight lower investment grade (A-rated to BBB-rated) but did take up our AA-rated exposure over the period.

The portfolio duration was extended about 0.25 years going into the end of 2019. This is seasonally a strong period called the January Effect, as heavier calls/interest/maturities get reinvested when new-issue supply is often light. The strong performance of 2019 carried over into the beginning of 2020, and we began to move the duration back down while remaining longer than our index. By March, the pandemic-related volatility had moved yields sharply higher but did create several opportunities for us to use tax-loss swaps that helped improve book yields and tax efficiency. By the end of the period, we increased our airport and multifamily sector exposure and reduced our weightings in the local general obligation and lease revenue sectors.

Please see footnotes on page 7.

8  |  Wells Fargo California Limited-Term Tax-Free Fund

Performance highlights (unaudited)

For the entire 12-month period, the Fund benefited from a longer relative duration and our exposure to the transportation and special tax sectors contributed to performance. Among the bottom performers, which detracted from performance, were our IDR/PCR and electric revenue sectors as well as our lower-rated exposure.

Credit quality as of June 30, 2020[8]

Rates are likely to remain low over the foreseeable future. Rating downgrades are expected, but defaults in the investment-grade space are expected to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we should see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding the pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions, and many have already cut expenses, furloughed employees, and prepared to raise taxes. That doesn’t mean it will be easy. We have seen and will likely continue to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. We believe credit and individual security selection will be key drivers over the next year, and we will rely heavily on our deep analytical bench for exhaustive bottom-up analysis. We expect to manage duration tactically, moving between 95% and 105% of benchmark depending on technical factors and market opportunities. We will not be making wholesale sector changes but will look for prospects on a name-by-name basis across sectors, seeking credits that our analysts have vetted and that represent a strong relative-value opportunity.

Please see footnotes on page 7.

Wells Fargo California Limited-Term Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,003.28	$3.98	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

Class C

Actual	$1,000.00	$999.55	$7.71	1.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.77	1.55%

Administrator Class

Actual	$1,000.00	$1,004.17	$2.99	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Institutional Class

Actual	$1,000.00	$1,004.69	$2.49	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.18%

California: 91.67%

Airport Revenue: 8.39%
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00%	12-31-2023	$750,000	$835,681
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2024	955,000	1,077,507
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	12-31-2024	750,000	856,193
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2024	5,000,000	5,768,150
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2025	6,000,000	7,124,940
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2026	2,500,000	3,042,675
Los Angeles CA Department of Airports AMT Subordinate Bond Series C	5.00	5-15-2024	4,315,000	4,977,913
Palm Springs CA Airport Passenger Facility Charge Revenue Palm Springs International Airport (BAM Insured)	5.00	6-1-2027	1,205,000	1,398,776
Port of Oakland Revenue Refunding Bond AMT Senior Lien Series P	5.00	5-1-2026	1,000,000	1,057,200
Port of Oakland Revenue Refunding Bond Intermediate Lien Series E	5.00	11-1-2023	200,000	224,936
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2021	2,585,000	2,680,774
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2022	2,590,000	2,791,683
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2023	2,585,000	2,884,369
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2024	1,760,000	2,022,698
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2028	1,000,000	1,257,890
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2029	1,000,000	1,278,700
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2027	750,000	925,433
San Francisco CA City and Refunding Bond AMT Second Series A	5.00	5-1-2025	740,000	792,140
San Francisco CA City and Refunding Bond AMT Second Series A	5.00	5-1-2030	3,850,000	4,090,856

				45,088,514

Education Revenue: 6.89%
California Municipal Finance Authority RAN Highlands Community 144A	4.00	8-15-2020	2,000,000	2,006,740
California Municipal Finance Authority RAN River Springs 144A	4.00	8-15-2020	1,000,000	1,004,460
California Municipal Finance Authority RAN River Springs 144A	4.00	6-15-2021	2,250,000	2,271,173
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2024	550,000	609,345
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2026	325,000	373,155
California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	400,000	402,956
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.00	8-1-2023	445,000	470,160
California Municipal Finance Authority Charter School Revenue Palmdale Aerospace Academy Project Series A 144A	3.88	7-1-2028	1,350,000	1,364,931
California Municipal Finance Authority Revenue Refunding Bond Biola University	5.00	10-1-2027	790,000	914,931
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2021	250,000	259,155

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00%	10-1-2022	$250,000	$266,830
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2023	225,000	245,781
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2024	275,000	306,155
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2025	275,000	310,992
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2026	300,000	343,134
California School Finance Authority Bright Star School Obligation Group 144A	5.00	6-1-2027	1,705,000	1,809,875
California School Finance Authority Classical Academies Project Series A 144A	3.25	10-1-2022	1,950,000	1,953,315
California School Finance Authority Coastal Academy Project Series A 144A	5.00	10-1-2022	200,000	207,768
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2021	205,000	208,571
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2026	500,000	531,715
California Statewide CDA California Baptist University Series A	5.13	11-1-2023	580,000	600,265
California Statewide CDA Refunding Bond California Baptist University Series A 144A	3.00	11-1-2022	1,300,000	1,297,062
California Statewide CDA School Facilities	5.88	7-1-2022	645,000	667,665
University of California Series AR	5.00	5-15-2032	6,000,000	7,321,440
University of California Series AK	5.00	5-15-2048	10,000,000	11,299,200

				37,046,774

GO Revenue: 22.93%
Alvord CA Unified School District Election of 2007 Series B (AGM Insured)	6.50	8-1-2020	1,605,000	1,612,848
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2021	550,000	578,606
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2023	725,000	822,201
California	5.00	10-1-2021	6,795,000	7,193,119
California	5.00	11-1-2022	2,500,000	2,774,750
California	5.00	10-1-2023	8,400,000	9,670,500
California	5.25	10-1-2022	2,750,000	3,057,065
California Refunding Bond Various Purpose Bidding Group C (BAM Insured)	5.00	9-1-2027	8,500,000	10,678,975
California Series B	5.00	9-1-2023	10,730,000	12,313,963
California Statewide Refunding Bond Various Purpose	5.00	8-1-2025	3,500,000	4,290,405
California Statewide Series B (1 Month LIBOR +0.76%) ±	0.89	12-1-2031	2,500,000	2,498,600
California Statewide Series E (SIFMA Municipal Swap +0.43%) ±	0.56	12-1-2029	3,050,000	3,017,335
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2021	400,000	418,912
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2022	750,000	817,148
Coachella Valley CA Unified School District (BAM Insured)	4.00	8-1-2021	2,230,000	2,315,476
Coachella Valley CA Unified School District (BAM Insured)	4.00	8-1-2022	1,000,000	1,071,130
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2021	1,210,000	1,270,222
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2022	1,285,000	1,402,950
El Monte CA City School District CAB BAN ¤	0.00	4-1-2023	2,000,000	1,955,880
El Monte CA Union High School Refunding Bond	5.00	6-1-2021	1,315,000	1,370,743
Fowler CA Unified School District School Facilities Improvement District #1 (National Insured)	5.20	7-1-2020	120,000	120,000
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2022	500,000	545,895
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2023	805,000	912,926
Huntington Beach CA City School District Election of 2002	4.00	8-1-2021	505,000	525,816
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	4.00	8-1-2021	320,000	332,586
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	4.00	8-1-2022	200,000	214,874
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2023	195,000	221,852
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2024	150,000	176,529
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2025	170,000	206,009
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2026	235,000	291,797
La Habra CA School District Refunding Bond	5.00	8-1-2021	805,000	846,417

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Long Beach CA Harbor Revenue AMT Series C	5.00%	5-15-2027	$500,000	$572,510
Los Angeles CA Unified School District Refunding Bond Series D	5.00	7-1-2023	6,180,000	7,035,312
Mount San Antonio Community College District CAB ¤	0.00	4-1-2022	10,000,000	9,923,600
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	4.00	7-1-2020	500,000	500,000
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2021	950,000	993,159
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2022	750,000	809,753
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2023	755,000	843,629
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2022	750,000	813,780
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2024	600,000	693,240
Oakland CA Unified School District Refunding Bond	5.00	8-1-2025	1,540,000	1,823,945
Oakland CA Unified School District Refunding Bond Measure B Series B	5.00	8-1-2026	500,000	604,060
Oakland CA Unified School District Refunding Bond Measure J Series C	5.00	8-1-2025	795,000	941,582
Palomar Pomerado Health CA CAB Electric Series A (National Insured) ¤	0.00	8-1-2025	1,000,000	937,540
Redondo Beach CA Unified School District CAB Election of 2008 Series E ¤	0.00	8-1-2020	460,000	459,857
Riverside CA Community College District Election of 2004 CAB Series D ¤	0.00	8-1-2020	535,000	534,797
Sacramento CA City Unified School Election of 2012 Measure Q Series E	5.00	8-1-2029	1,500,000	1,833,330
Sacramento CA City Unified School Refunding Bond	5.00	7-1-2022	485,000	523,165
Sacramento CA City Unified School Refunding Bond	5.00	7-1-2026	2,430,000	2,515,366
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2021	275,000	283,170
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2022	500,000	528,140
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2023	1,000,000	1,073,330
Santa Ana CA Unified School District CAB Election of 2008 Series A ¤	0.00	8-1-2020	1,815,000	1,814,020
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2021	345,000	354,429
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2022	425,000	446,892
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2023	405,000	435,104
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2024	420,000	459,568
Soledad CA Unified School District BAN ¤	0.00	8-1-2021	3,000,000	2,980,920
SouthWestern Community College District Refunding Bond	5.00	8-1-2021	2,710,000	2,850,947
Sweetwater CA Union High School District PFA Refunding Bond (BAM Insured)	5.00	8-1-2021	620,000	650,027
Twin Rivers CA Unified School District Series A (BAM Insured)	5.00	8-1-2020	510,000	511,897
Vacaville CA Unified School District Series C (BAM Insured)	5.00	8-1-2022	675,000	741,400
Vallejo City CA Unified School District Refunding Bond Series A (National Insured)	5.90	2-1-2022	3,905,000	4,197,367

				123,211,365

Health Revenue: 7.06%
California HFFA Catholic Healthcare West Series A	5.25	3-1-2023	4,000,000	4,098,360
California HFFA El Camino Hospital	5.00	2-1-2025	1,000,000	1,180,460
California HFFA Memorial Health Services Series A	5.00	10-1-2023	2,475,000	2,716,832
California HFFA Sutter Health Series A	5.00	11-15-2023	2,500,000	2,845,225
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2023	735,000	807,596
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2024	500,000	566,910
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2025	1,000,000	1,158,540
California Municipal Finance Authority Revenue Health Right 360 Series A 144A	5.00	11-1-2029	1,170,000	1,312,529
California Municipal Finance Authority Revenue Insured Channing House Project Series A	5.00	5-15-2023	925,000	1,035,871
California Municipal Finance Authority Revenue Insured Paradise Valley Estates Project Series B1	2.25	7-1-2025	2,200,000	2,207,238
California Municipal Finance Authority Revenue Insured Paradise Valley Estates Project Series B2	2.00	7-1-2024	2,500,000	2,507,675
California Municipal Finance Authority Revenue Refunding Bond Community Medical Centers Series A	5.00	2-1-2022	1,000,000	1,061,580
California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2027	1,650,000	2,000,510

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00%	7-1-2029	$400,000	$479,916
California Statewide CDA Adventist Health Systems West Series A	5.00	3-1-2024	800,000	912,672
California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	0.10	7-1-2040	1,000,000	1,000,000
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2021	500,000	524,975
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2022	395,000	430,175
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2023	500,000	563,145
California Statewide CDA Huntington Memorial Hospital	5.00	7-1-2025	500,000	582,035
California Statewide CDA Huntington Memorial Hospital	5.00	7-1-2026	500,000	593,735
California Statewide CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2026	250,000	284,238
California Statewide CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2027	300,000	329,364
California Statewide CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2028	250,000	279,843
California Statewide CDA Viamonte Senior Living Project Series B	3.00	7-1-2025	3,000,000	3,020,370
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2020	250,000	253,280
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2021	275,000	289,484
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2022	375,000	409,313
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2023	300,000	338,454
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2024	300,000	348,525
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2025	330,000	391,463
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	2,585,000	2,748,346
Washington Township CA Health Care District Refunding Bond Series A	5.00	7-1-2023	600,000	669,864

				37,948,523

Housing Revenue: 8.22%
California Department of Veterans Affairs Home Purchase Series A	3.50	12-1-2021	855,000	879,427
California HFA Home Mortgage Series A (GNMA/FNMA/FHLMC Insured)	3.75	8-1-2020	270,000	270,597
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	5,192,464	5,565,647
California Independent Cities Finance Authority Mobile Home Park Revenue Refunding Bond Union City Tropics	4.25	5-15-2024	745,000	830,452
California Municipal Finance Authority Housing Revenue Dino Papavero Apartments Project	1.50	6-1-2022	10,000,000	10,067,200
California Municipal Finance Authority Multifamily Housing Revenue 1 Church Street Series B	2.19	9-1-2021	10,000,000	10,026,300
California Municipal Finance Authority Peppertree Senior Apartments Series A (FHLMC Insured, FHLMC LIQ)	2.80	6-1-2023	2,500,000	2,665,375
California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2024	1,200,000	1,341,228
California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2025	3,435,000	3,914,183
California Municipal Finance Authority Village Grove Apartments Series A (FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,038,170
California Statewide CDA College Housing Revenue Bonds 144A	5.00	7-1-2024	500,000	514,810
California Statewide CDA Lancer Educational Student Housing Project Series A 144A	3.00	6-1-2029	750,000	691,020

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
FHLMC Multifamily Variable Rate Certificates Series M 057	2.40%	10-15-2029	$5,990,000	$6,373,360

				44,177,769

Industrial Development Revenue: 0.65%
San Francisco CA City and County Airports Commission International Airport Revenue AMT Special Facilities Lease SFO Fuel Company Series 2019A	5.00	1-1-2025	3,000,000	3,512,700

Miscellaneous Revenue: 11.37%
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2021	1,000,000	1,067,880
Brentwood CA Infrastructure Financing Authority Subordinate Bond Series B	4.00	9-2-2021	1,135,000	1,184,009
California	5.00	9-1-2022	2,240,000	2,468,973
California Infrastructure & Economic Development Bank Refunding Bond California Academy of Sciences Project Series C (1 Month LIBOR +0.38%) ±	0.51	8-1-2047	4,000,000	3,973,080
California Public Works Board Capital Project Series G	5.00	11-1-2020	3,000,000	3,047,040
California Public Works Board Department of Corrections & Rehabilitation Series C	5.00	10-1-2022	1,500,000	1,655,880
California Public Works Board Judicial Council Projects Series B	5.00	10-1-2022	500,000	551,960
California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2021	200,000	213,150
California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2022	200,000	219,832
California Statewide Community Monterey County Savers Bond (BAM Insured)	5.00	8-1-2027	2,185,000	2,748,446
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project	5.00	10-1-2021	720,000	761,256
Compton CA PFA Lease 144A	4.00	9-1-2022	1,530,000	1,518,357
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	2,000,000	1,879,560
Desert Sands CA Unified School District Certificate of Participation (BAM Insured)	5.00	3-1-2024	1,500,000	1,738,845
Golden Empire School California Financing Authority Refunding Bond Kern High School District	5.00	5-1-2021	1,000,000	1,036,480
Inglewood CA Unified School District School Facilities Authority (AGM Insured)	5.25	10-15-2023	8,670,000	9,729,734
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2023	800,000	897,144
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2024	850,000	979,617
Lodi CA PFA Electric Refunding Bond (AGM Insured)	5.00	9-1-2024	1,100,000	1,309,077
Los Angeles CA Public Works Series D	5.00	12-1-2027	1,605,000	1,941,569
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B	5.00	10-1-2025	1,875,000	2,038,838
Mountain HFA California Utility System Revenue Series A	5.00	12-1-2029	520,000	665,189
Mountain HFA California Utility System Revenue Series A	5.00	12-1-2030	710,000	898,995
Mountain HFA California Utility System Revenue Series A	5.00	12-1-2031	745,000	933,917
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District	4.00	9-2-2021	450,000	469,539
Sacramento CA City Financing Refunding Bond Master Lease Program Facilities (BAM Insured)	5.00	12-1-2022	800,000	890,984
Sacramento CA City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2021	830,000	856,021
Sacramento CA City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2022	775,000	835,411
Sacramento CA City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2023	815,000	910,078
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2025	250,000	292,138
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2027	350,000	421,498
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2029	380,000	472,397

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Santa Clara County CA Financing Capital Projects Series A	4.00%	2-1-2024	$6,000,000	$6,351,480
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	4.00	8-1-2020	150,000	150,432
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2021	125,000	131,124
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2022	165,000	179,820
Sutter Butte CA Flood Agency Assessment (BAM Insured)	5.00	10-1-2023	1,280,000	1,471,347
Sutter Butte CA Flood Agency Assessment (BAM Insured)	5.00	10-1-2024	715,000	849,999
Sutter Butte CA Flood Agency Assessment (BAM Insured)	5.00	10-1-2025	1,575,000	1,927,438
Ventura County CA PFA Series B	5.00	11-1-2020	250,000	253,945
Visalia CA Certificate of Participation (AGM Insured)	4.00	12-1-2020	250,000	253,823
Visalia CA Certificate of Participation (AGM Insured)	4.00	12-1-2021	250,000	262,895
Visalia CA Certificate of Participation (AGM Insured)	5.00	12-1-2022	335,000	368,825
West Sacramento CA Flood Control Agency	5.00	9-1-2020	290,000	292,300

				61,100,322

Tax Revenue: 18.69%
California School Infrastructure Financing Agency Refunding Bond (AGM Insured)	5.00	9-1-2021	1,300,000	1,372,813
California Statewide Community Facilities District #2015-01	5.00	9-1-2027	500,000	558,915
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2020	775,000	783,758
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2021	855,000	903,213
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2022	600,000	659,358
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2021	2,425,000	2,543,801
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2022	2,550,000	2,775,726
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2023	1,735,000	1,961,921
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2024	1,770,000	2,076,794
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2022	1,830,000	1,996,201
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2024	660,000	768,181
Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	600,000	573,402
Commerce CA Successor Agency to the Community Development Commission Refunding Bond Series A (AGM Insured)	5.00	8-1-2023	600,000	680,442
Dinuba CA RDA Successor Agency to Merged City Project #2 (BAM Insured)	5.00	9-1-2021	250,000	263,793
Dinuba CA RDA Successor Agency to Merged City Project #2 (BAM Insured)	5.00	9-1-2022	250,000	273,840
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2020	1,000,000	1,003,860
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2021	3,170,000	3,333,097
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2022	2,395,000	2,609,616
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2023	1,025,000	1,159,060
Fremont CA Community Facilities District	5.00	9-1-2024	1,000,000	1,144,530
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (BAM Insured)	4.00	10-1-2021	770,000	806,529
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (BAM Insured)	5.00	10-1-2022	3,015,000	3,313,274
Hollister CA RDA Refunding Bond Hollister Community Development Project (BAM Insured)	5.00	10-1-2026	700,000	813,624
Inglewood CA Redevelopment Refunding Bond Subordinate Lien Merged Redevelopment Project (BAM Insured)	5.00	5-1-2025	1,000,000	1,200,870
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2020	320,000	320,560
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2021	340,000	356,956
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2022	365,000	397,806
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2023	375,000	424,601
Jurupa CA PFA Series A	5.00	9-1-2020	750,000	755,670
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2020	1,045,000	1,053,182
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2021	565,000	596,171
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2022	615,000	673,646
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2024	870,000	1,020,032

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00%	8-1-2029	$400,000	$484,944
Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	4.00	9-1-2024	600,000	682,614
Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	5.00	9-1-2025	550,000	666,496
Menifee CA Union School District Public Series A	4.00	9-1-2022	540,000	572,794
Oakdale CA Successor Agency to Oakdale Community RDA Series A (AGM Insured)	5.00	6-1-2027	350,000	428,764
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2023	365,000	405,745
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2025	325,000	379,649
Orange County CA Development Agency Santa Ana Heights Project	5.00	9-1-2020	1,140,000	1,148,482
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2021	1,885,000	1,981,550
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2022	1,305,000	1,424,786
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2023	780,000	884,575
Placentia CA RDA Project (BAM Insured)	5.00	8-1-2020	600,000	602,340
Poway CA Unified School District PFA	4.00	9-15-2020	335,000	337,580
Poway CA Unified School District PFA (BAM Insured)	4.00	10-1-2020	300,000	302,853
Poway CA Unified School District PFA (BAM Insured)	4.00	10-1-2021	185,000	193,776
Poway CA Unified School District PFA Series B (BAM Insured)	5.00	9-1-2024	1,115,000	1,314,262
Poway CA Unified School District PFA Series B (BAM Insured)	5.00	9-1-2025	775,000	941,780
Rialto CA RDA Successor Agency to Merged Project Area	5.00	9-1-2022	475,000	519,218
Riverside CA PFA Local Measure Certificate of Participation Riverside Pavement Rehabilitation Project (AGM Insured)	5.00	6-1-2023	845,000	960,393
Riverside County CA PFA Indian Wells Project Series A (AGM Insured)	5.00	9-1-2020	1,610,000	1,622,606
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2023	400,000	459,048
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2029	300,000	386,181
Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2020	1,050,000	1,056,563
Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2021	500,000	522,110
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2024	1,905,000	2,181,987
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2029	1,595,000	1,917,924
Sacramento CA Transient Occupancy Tax Revenue Convention Center Complex Senior	5.00	6-1-2027	575,000	669,179
San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2025	1,600,000	1,716,880
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2020	500,000	501,830
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2022	375,000	404,948
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Subordinate Bond Series D 144A	3.00	8-1-2021	1,020,000	1,038,309
San Jose CA Convention Center Expansion & Renovation Project	5.25	5-1-2023	1,465,000	1,501,684
San Marcos CA Unified School District Community Facilities District #5 (BAM Insured)	5.00	9-1-2021	270,000	285,123
San Marcos CA Unified School District Community Facilities District #5 (BAM Insured)	5.00	9-1-2022	250,000	274,125
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2021	1,775,000	1,849,266
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2022	1,865,000	2,021,399
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2023	1,945,000	2,187,036
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (BAM Insured)	5.00	9-1-2020	1,000,000	1,007,830
Stockton CA RDA Refunding Bond Series A (AGM Insured)	5.00	9-1-2025	1,675,000	2,030,720
Successor Agency to the Morgan Hill CA RDA Series A	5.00	9-1-2021	1,055,000	1,113,458

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	4.50%	9-1-2025	$160,000	$182,822
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2021	310,000	326,951
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2022	300,000	330,459
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2023	265,000	303,396
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2025	150,000	175,788
Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2022	445,000	482,238
Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2023	470,000	525,672
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2022	240,000	260,083
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2023	460,000	514,487
Tracy CA Community Facilities District	4.00	9-1-2021	140,000	143,772
Tracy CA Community Facilities District	4.00	9-1-2022	180,000	188,678
Tracy CA Community Facilities District	4.00	9-1-2024	135,000	145,715
Tracy CA Community Facilities District	4.00	9-1-2025	155,000	168,908
Tracy CA Community Facilities District	5.00	9-1-2028	425,000	491,921
Transbay Joint Powers Authority Green Subordinated Bond Tax Allocation Bond Series B	2.40	10-1-2049	2,000,000	1,995,980
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2029	500,000	640,445
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2030	500,000	642,185
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2031	400,000	509,812
Tustin CA Community Facilities District #6-1 Legacy Columbus Villages Series A	5.00	9-1-2025	1,000,000	1,201,700
Upland CA Successor Agency to Merged Project Tax Allocation Bond (AGM Insured)	5.00	9-1-2023	1,000,000	1,137,430
Vacaville CA RDA Tax Allocation Subordinate Refunding Bond Redevelopment Projects	5.00	9-1-2020	600,000	604,566
Vacaville CA RDA Tax Allocation Subordinate Refunding Bond Redevelopment Projects	5.00	9-1-2021	600,000	632,160
Vacaville CA RDA Tax Allocation Subordinate Refunding Bond Redevelopment Projects	5.00	9-1-2022	1,050,000	1,137,087
Val Verde CA Unified School District (BAM Insured)	4.00	10-1-2020	350,000	353,266
Val Verde CA Unified School District (BAM Insured)	4.00	10-1-2021	375,000	391,969
Val Verde CA Unified School District (BAM Insured)	5.00	10-1-2022	665,000	730,788
Western Placer CA Unified School District Special Tax BAN Community Facilities	2.00	6-1-2025	2,000,000	2,049,440
Western Placer CA Unified School District Special Tax BAN Community Facilities	2.00	6-1-2025	5,000,000	5,101,900
Yuba City CA RDA Refunding Bond (AGM Insured)	5.00	9-1-2025	750,000	909,278

				100,434,945

Tobacco Revenue: 1.19%
California County CA Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2030	450,000	591,188
California County CA Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2031	550,000	715,523
California County CA Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2032	300,000	387,249
California County CA Tobacco Securitization Agency Settlement Subordinate Refunding Bond Series B1	1.75	6-1-2030	750,000	768,038
Golden State Tobacco Securitization Corporation Tobacco Settlement Refunding Bond Series A1	5.00	6-1-2026	3,000,000	3,631,740
Tobacco Securitization Authority Tobacco Settlement Revenue Refunding Bond Asset Backed Senior Series B1 Class 2	2.25	6-1-2029	290,000	307,626

				6,401,364

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 2.15%
Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	2.25%	7-1-2040	$6,000,000	$6,021,060
Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	5.00	7-1-2027	1,000,000	1,045,630
Southern California Public Power Authority Refunding Bond Canyon Power Project Series B (SIFMA Municipal Swap +0.25%) ±	0.38	7-1-2040	4,000,000	3,970,520
Walnut CA Energy Center Authority Refunding Bond Series A	5.00	1-1-2021	500,000	511,870

				11,549,080

Water & Sewer Revenue: 4.13%
Eastern California Municipal Water District Refunding Bond Series C (SIFMA Municipal Swap +0.25%) ±	0.38	7-1-2046	3,000,000	2,986,230
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2020	1,000,000	1,007,440
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2021	1,250,000	1,315,488
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2022	1,250,000	1,376,050
Goleta CA Water District Certificate of Participation Series A (AGM Insured)	5.00	12-1-2020	140,000	142,572
Middle Fork CA Project Finance Authority Revenue Refunding Bond	5.00	4-1-2029	3,525,000	4,238,883
Oxnard CA Financing Authority Refunding Bond (AGM Insured)	5.00	6-1-2021	735,000	766,921
San Francisco City & County CA Public Utilities Commission Series C Green Bond	2.13	10-1-2048	10,000,000	10,333,400

				22,166,984

				492,638,340

Guam: 1.00%

Airport Revenue: 0.26%
Guam Port Authority AMT Series B	5.00	7-1-2023	540,000	579,987
Guam Port Authority AMT Series B	5.00	7-1-2024	750,000	819,488

				1,399,475

Miscellaneous Revenue: 0.74%
Guam Education Financing Foundation Certificate of Participation Refunding Bond Series A	5.00	10-1-2023	3,840,000	3,983,501

				5,382,976

Illinois: 2.45%

Miscellaneous Revenue: 2.00%
Illinois Refunding Bond	5.00	2-1-2025	10,000,000	10,750,800

Tax Revenue: 0.45%
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2025	650,000	702,247
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	1,500,000	1,736,880

				2,439,127

				13,189,927

New York: 1.00%

Industrial Development Revenue: 1.00%
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2029	5,000,000	5,355,350

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Texas: 2.06%

Industrial Development Revenue: 0.57%
Houston TX Airport System AMT Revenue Refunding Bond United Airlines Incorporated Terminal E Project	5.00%	7-1-2029	$3,000,000	$3,074,490

Resource Recovery Revenue: 1.49%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	0.90	4-1-2040	8,000,000	8,000,000

				11,074,490

Total Municipal Obligations (Cost $510,762,822)				527,641,083

Closed End Municipal Bond Fund Obligation: 0.19%

California: 0.19%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (10 shares) 0.92% 144Aø			1,000,000	1,000,000

Total Closed End Municipal Bond Fund Obligation (Cost $1,000,000)				1,000,000

Total investments in securities (Cost $511,762,822)	98.37%	528,641,083

Other assets and liabilities, net	1.63	8,768,737

Total net assets	100.00%	$537,409,820

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RAN	Revenue Anticipation Notes

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class *	$398,605	$182,332,010	$(182,729,391)	$(1,224)	$0	$24,523	$0	0.00%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  21

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $511,762,822)	$528,641,083
Cash	1,045,197
Receivable for investments sold	2,020,078
Receivable for Fund shares sold	5,060,522
Receivable for interest	5,907,397
Prepaid expenses and other assets	1,561

Total assets	542,675,838

Liabilities
Payable for Fund shares redeemed	4,715,663
Management fee payable	160,579
Dividends payable	297,258
Administration fees payable	44,637
Distribution fee payable	7,346
Trustees’ fees and expenses payable	3,849
Accrued expenses and other liabilities	36,686

Total liabilities	5,266,018

Total net assets	$537,409,820

Net assets consist of
Paid-in capital	$529,831,401
Total distributable earnings	7,578,419

Total net assets	$537,409,820

Computation of net asset value and offering price per share
Net assets – Class A	$108,189,172
Shares outstanding – Class A1	10,103,333
Net asset value per share – Class A	$10.71
Maximum offering price per share – Class A2	$10.93
Net assets – Class C	$11,981,334
Shares outstanding – Class C1	1,119,057
Net asset value per share – Class C	$10.71
Net assets – Administrator Class	$36,590,615
Shares outstanding – Administrator Class[1]	3,469,860
Net asset value per share – Administrator Class	$10.55
Net assets – Institutional Class	$380,648,699
Shares outstanding – Institutional Class[1]	36,118,373
Net asset value per share – Institutional Class	$10.54

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo California Limited-Term Tax-Free Fund

Statement of operations—year ended June 30, 2020

Investment income
Interest	$13,850,970
Income from affiliated securities	24,523

Total investment income	13,875,493

Expenses
Management fee	2,157,481
Administration fees
Class A	177,244
Class C	24,780
Administrator Class	80,005
Institutional Class	268,583
Shareholder servicing fees
Class A	276,920
Class C	38,672
Administrator Class	199,041
Distribution fee
Class C	115,991
Custody and accounting fees	28,046
Professional fees	45,694
Registration fees	75,826
Shareholder report expenses	30,436
Trustees’ fees and expenses	21,541
Other fees and expenses	15,411

Total expenses	3,555,671
Less: Fee waivers and/or expense reimbursements
Fund-level	(100,737)
Class A	(33,187)
Class C	(4,243)
Administrator Class	(133,155)

Net expenses	3,284,350

Net investment income	10,591,143

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(2,010,687)
Affiliated securities	(1,224)

Net realized losses on investments	(2,011,911)
Net change in unrealized gains (losses) on investments	156,794

Net realized and unrealized gains (losses) on investments	(1,855,117)

Net increase in net assets resulting from operations	$8,736,026

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  23

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$10,591,143		$11,668,055
Net realized losses on investments		(2,011,911)		(373,415)
Net change in unrealized gains (losses) on investments		156,794		7,937,606

Net increase in net assets resulting from operations		8,736,026		19,232,246

Distributions to shareholders from net investment income and net realized gains
Class A		(1,951,518)		(2,134,113)
Class C		(155,931)		(259,977)
Administrator Class		(1,557,961)		(2,322,335)
Institutional Class		(6,927,187)		(6,949,628)

Total distributions to shareholders		(10,592,597)		(11,666,053)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,369,604	36,073,328	1,420,606	15,083,751
Class C	88,077	949,155	57,265	608,051
Administrator Class	1,703,444	18,088,534	3,778,231	39,543,664
Institutional Class	19,764,617	207,728,606	18,976,610	198,518,558

		262,839,623		253,754,024

Reinvestment of distributions
Class A	167,382	1,796,887	174,915	1,858,738
Class C	13,502	145,080	22,692	240,998
Administrator Class	146,796	1,555,763	221,324	2,316,258
Institutional Class	351,574	3,712,830	318,708	3,334,607

		7,210,560		7,750,601

Payment for shares redeemed
Class A	(2,891,560)	(30,846,221)	(3,417,410)	(36,369,774)
Class C	(834,983)	(8,963,587)	(760,735)	(8,078,258)
Administrator Class	(8,618,652)	(91,158,851)	(6,547,996)	(68,431,582)
Institutional Class	(14,430,301)	(152,265,703)	(20,085,267)	(209,818,936)

		(283,234,362)		(322,698,550)

Net decrease in net assets resulting from capital share transactions		(13,184,179)		(61,193,925)

Total decrease in net assets		(15,040,750)		(53,627,732)

Net assets
Beginning of period		552,450,570		606,078,302

End of period		$537,409,820		$552,450,570

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo California Limited-Term Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.76	$10.61	$10.79	$11.04	$10.83
Net investment income	0.19	0.20	0.19	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.05)	0.15	(0.18)	(0.25)	0.21

Total from investment operations	0.14	0.35	0.01	(0.07)	0.38
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.19)	(0.18)	(0.17)
Net asset value, end of period	$10.71	$10.76	$10.61	$10.79	$11.04
Total return[1]	1.30%	3.33%	0.05%	(0.64)%	3.54%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.84%	0.83%	0.83%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.76%	1.87%	1.73%	1.65%	1.56%
Supplemental data
Portfolio turnover rate	27%	11%	45%	21%	21%
Net assets, end of period (000s omitted)	$108,189	$101,765	$119,657	$148,933	$196,629

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.76	$10.61	$10.79	$11.04	$10.83
Net investment income	0.11 [1]	0.12	0.11	0.10	0.09
Net realized and unrealized gains (losses) on investments	(0.05)	0.15	(0.18)	(0.25)	0.21

Total from investment operations	0.06	0.27	(0.07)	(0.15)	0.30
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.11)	(0.10)	(0.09)
Net asset value, end of period	$10.71	$10.76	$10.61	$10.79	$11.04
Total return[2]	0.54%	2.56%	(0.70)%	(1.38)%	2.76%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.60%	1.59%	1.58%	1.58%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	1.01%	1.12%	0.98%	0.90%	0.81%
Supplemental data
Portfolio turnover rate	27%	11%	45%	21%	21%
Net assets, end of period (000s omitted)	$11,981	$19,929	$26,868	$34,113	$40,098

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo California Limited-Term Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.60	$10.45	$10.63	$10.87	$10.66
Net investment income	0.21 [1]	0.22	0.20 [1]	0.20	0.19
Net realized and unrealized gains (losses) on investments	(0.05)	0.15	(0.18)	(0.24)	0.21

Total from investment operations	0.16	0.37	0.02	(0.04)	0.40
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.20)	(0.20)	(0.19)
Net asset value, end of period	$10.55	$10.60	$10.45	$10.63	$10.87
Total return	1.50%	3.56%	0.23%	(0.38)%	3.78%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.78%	0.77%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.95%	2.07%	1.93%	1.84%	1.75%
Supplemental data
Portfolio turnover rate	27%	11%	45%	21%	21%
Net assets, end of period (000s omitted)	$36,591	$108,484	$133,581	$162,747	$226,581

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.59	$10.44	$10.62	$10.86	$10.66
Net investment income	0.22	0.23	0.21	0.21	0.20
Net realized and unrealized gains (losses) on investments	(0.05)	0.15	(0.18)	(0.24)	0.20

Total from investment operations	0.17	0.38	0.03	(0.03)	0.40
Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.21)	(0.21)	(0.20)
Net asset value, end of period	$10.54	$10.59	$10.44	$10.62	$10.86
Total return	1.60%	3.66%	0.33%	(0.28)%	3.79%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.51%	0.50%	0.50%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.06%	2.17%	2.03%	1.95%	1.86%
Supplemental data
Portfolio turnover rate	27%	11%	45%	21%	21%
Net assets, end of period (000s omitted)	$380,649	$322,273	$325,973	$370,824	$351,080

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Wells Fargo California Limited-Term Tax-Free Fund  |  29

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $511,822,924 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$18,025,564

Gross unrealized losses	(1,207,405)

Net unrealized gains	$16,818,159

As of June 30, 2020, the Fund had capital loss carryforwards which consisted of $7,970,774 in short-term capital losses and $2,043,017 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$527,641,083	$0	$527,641,083

Closed end municipal bond fund obligation	0	1,000,000	0	1,000,000

Total assets	$0	$528,641,083	$0	$528,641,083

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Wells Fargo California Limited-Term Tax-Free Fund  |  31

Notes to financial statements

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.60% for Administrator Class shares, and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $688 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $38,785,000 and $72,800,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $139,402,472 and $148,600,197, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,592,597 and $11,666,053 of tax-exempt income for the years ended June 30, 2020 and June 30, 2019, respectively.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$1,071,309	$16,818,159	$(10,013,791)

32  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of California.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo California Limited-Term Tax-Free Fund  |  33

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo California Limited-Term Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

34  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo California Limited-Term Tax-Free Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo California Limited-Term Tax-Free Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo California Limited-Term Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo California Limited-Term Tax-Free Fund  |  39

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one- and three-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Municipal 1-5 Year Index, for the five-and ten-year periods ended December 31, 2019, and lower than its benchmark index for the one-and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal 1-5 Year Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and

40  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo California Limited-Term Tax-Free Fund  |  41

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42  |  Wells Fargo California Limited-Term Tax-Free Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo California Limited-Term Tax-Free Fund  |  43

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

44  |  Wells Fargo California Limited-Term Tax-Free Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo California Limited-Term Tax-Free Fund  |  45

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

46  |  Wells Fargo California Limited-Term Tax-Free Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00239 08-20

A248/AR248 06-20

Annual Report

June 30, 2020

Wells Fargo

Intermediate Tax/AMT-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Intermediate Tax/AMT-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFTAX)	7-31-2007	-0.36	2.18	3.18	2.72	2.80	3.49	0.80	0.70

Class C (WFTFX)	7-31-2007	0.95	2.03	2.72	1.95	2.03	2.72	1.55	1.45

Class R6 (WFRTX)[3]	7-31-2018	–	–	–	3.11	3.08	3.78	0.42	0.40

Administrator Class (WFITX)	3-31-2008	–	–	–	2.82	2.90	3.60	0.74	0.60

Institutional Class (WITIX)	3-31-2008	–	–	–	2.97	3.06	3.77	0.47	0.45

Bloomberg Barclays Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	4.18	3.42	3.59	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Bloomberg Barclays Municipal Bond 1–15 Year Blend Index is the 1–15 year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1–15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[6]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond 1–15 Year Blend Index, for the 12-month period that ended June 30, 2020.

∎

We tactically moved duration around during the period from modestly short to modestly long relative to the benchmark. Overall duration positioning during the period had no material impact on performance.

∎	Yield-curve positioning was a very modest detractor from performance as the yield curve steepened over the period.

∎

Credit positioning detracted from performance as we were overweight lower-investment-grade bonds (A-rated and BBB-rated) relative to higher-investment-grade bonds (AAA-rated and AA-rated). Higher-grade bonds outperformed over the period.

∎

Sector allocation was modestly positive, while security selection detracted from performance. Overweights to local general obligation (GO) and education bonds aided performance as did underweights to the housing, hospital, industrial development revenue/pollution control revenue, and transportation sectors. Despite the overweights to the local GO and education sectors, selection within the sectors was not optimal.

Effective maturity distribution as of June 30, 2020[6]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the U.S. Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new-issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility and more than $2.5 trillion in fiscal stimulus, buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future, and the fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Credit quality as of June 30, 2020[7]

Factors across the market influenced Fund performance.

Coming into the year, municipal bonds had positive momentum in terms of technical factors, with reduced tax-exempt supply and positive fund flows. In fact, until the market volatility in March, the industry had more than 60 weeks of positive flows. This caused a supply/demand imbalance, which drove rates down and credit spreads tighter. There was a clear disconnect between technicals and fundamentals as investors reached for income wherever they could find it, which resulted in credit spreads near all-time tights and a very flat yield curve.

Please see footnotes on page 7.

8  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)

As the year began, we continued an up-in-quality trade as we believed that higher-investment-grade bonds represented better relative value and that credit spreads were vulnerable as the economy slowed. Despite this, we chose to keep a moderate overweight to lower-investment-grade bonds, especially those that were seasoned and that we believed had good total return characteristics. In terms of the curve, we had been moving from a barbell structure, with greater exposure to both shorter- and longer-duration bonds to more key rate positions along the curve. We were a little early to this trade, and it was a modest detractor over the first half, although duration positioning contributed to relative performance over the full period.

The beginning of the second half of the year was a continuation of the first half. We did not reverse course, as we felt the market was ripe for correction. We did not anticipate that the country’s response to the pandemic would be the catalyst for a correction, but we were well positioned for it with duration short to the benchmark and higher overall credit quality, plus we had removed most of the barbell and had lightened up on credits that we thought would be vulnerable in an economic downturn. The market rally through February exceeded most market participants’ forecasts for the entire year.

March was a turning point for the market, and after 61 weeks of positive fund flows, which were supportive of municipal valuations, outflows began and were extreme as the risk-off trade took hold. According to Lipper, for the week of March 18, there were outflows of $12.2 billion, a new record that was broken the following week, with a $13.7 billion outflow. The Fund experienced outflows as well, but we were not forced sellers, as we had been maintaining about 5% cash equivalents in the portfolio.

With the markets in disarray and the short end of the market seizing up, the Fed began unprecedented support, first by cutting rates and then by announcing open-ended quantitative easing and targeted help to the municipal market through the Money Market Liquidity Facility and the Municipal Liquidity Facility. Not to be outdone, Congress passed four packages for about $3 trillion in aid across the economy.

This stabilized the markets, and by mid-April, the municipal market was on solid ground. High-grade bonds were in demand, but lower-investment-grade and high-yield bond spreads remained wide, as did certain sectors, including transportation, education, and hospitals. We took advantage of this dislocation and began adding to lower-investment-grade paper in late March that had been vetted by our analytical team and mispriced in the market, buying names such as New York Metropolitan Transportation Authority, King County Public Hospital District (WA), and Hillsborough County Aviation Authority (Tampa). We also used this opportunity to extend duration and focus on what we believed to be the sweet spot of the curve (12 to 15 years). Lower-investment-grade paper continued to lag through early June but caught a bid and did well late in the month. Rates for high-grade paper are now at or near historic lows and credit spreads are tightening rapidly as technical factors once again drive the market higher in price.

Rates are likely to remain low over the foreseeable future. Rating downgrades are expected, but defaults in the investment-grade space are expected to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we will see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding the pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions, and many have already cut expenses, furloughed employees, and prepared to raise taxes. That doesn’t mean it will be easy. We have seen and will continue to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. We believe credit and individual security selection will be key drivers over the next year, and we will rely heavily on our deep analytical bench for exhaustive bottom-up analysis. We expect to manage duration tactically, moving between 95% and 105% of benchmark depending on technical factors and market opportunities. We will not be making wholesale sector changes but will look for prospects on a name-by-name basis across sectors, seeking credits that our analysts have vetted and that represent a strong relative-value opportunity.

Please see footnotes on page 7.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,010.73	$3.45	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47	0.69%

Class C

Actual	$1,000.00	$1,006.94	$7.24	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%

Class R6

Actual	$1,000.00	$1,012.20	$2.00	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01	0.40%

Administrator Class

Actual	$1,000.00	$1,011.20	$3.00	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Institutional Class

Actual	$1,000.00	$1,011.95	$2.25	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.26	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 99.60%

Alabama: 1.32%

Education Revenue: 0.17%
Auburn AL Refunding Bond Series A	4.00%	6-1-2033	$1,000,000	$1,128,280
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2031	500,000	578,830
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2033	595,000	678,913
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2035	865,000	978,540
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2037	920,000	1,031,854

				4,396,417

Health Revenue: 0.06%
Alabama Health Care Authority for Baptist Health Series B ø	1.32	11-1-2042	1,500,000	1,500,000

Tax Revenue: 0.09%
Alabama Federal Aid Highway Finance Authority Series A	5.00	9-1-2035	2,000,000	2,411,700

Utilities Revenue: 1.00%
Alabama Black Belt Energy Gas District Project #5 Series A	4.00	10-1-2049	3,000,000	3,459,240
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	11,430,000	13,005,740
Southeast Alabama Gas Supply District Project #2 Series B (1 Month LIBOR +0.85%) ±	0.97	6-1-2049	10,000,000	9,762,900

				26,227,880

				34,535,997

Alaska: 0.20%

Industrial Development Revenue: 0.04%
Valdez AK Marine Terminal BP Pipelines Project Series B	5.00	1-1-2021	1,000,000	1,018,780

Miscellaneous Revenue: 0.16%
Matanuska Susitna Borough AK Goode Creek Correctional Project	4.00	9-1-2030	3,870,000	4,270,235

				5,289,015

Arizona: 2.03%

Education Revenue: 0.46%
Arizona Board of Regents University of Arizona System Series A	5.00	6-1-2037	2,645,000	3,404,882
McAllister AZ Arizona State University Hassayampa Academic Village Project	5.00	7-1-2025	750,000	903,878
Pima County AZ Community College District Series 2019	5.00	7-1-2033	450,000	570,735
Pima County AZ Community College District Series 2019	5.00	7-1-2034	500,000	632,555
Pima County AZ Community College District Series 2019	5.00	7-1-2035	600,000	756,042
Pima County AZ Community College District Series 2019	5.00	7-1-2036	500,000	627,615
Pima County AZ IDA New Plan Learning Project Series A	7.00	7-1-2021	185,000	184,526
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	4,910,000	4,803,846

				11,884,079

GO Revenue: 0.39%
Estrella Mountain Ranch AZ Community Facilities District Refunding Bond (AGM Insured)	5.00	7-15-2025	585,000	700,339
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	4.50	7-1-2024	1,575,000	1,771,229
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	4.50	7-1-2025	1,270,000	1,428,229
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.00	7-1-2027	420,000	478,586

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.50%	7-1-2029	$960,000	$1,108,214
Phoenix AZ	5.00	7-1-2026	3,810,000	4,758,119

				10,244,716

Health Revenue: 0.09%
Arizona Health Facilities Authority Banner Health Series F (JPMorgan Chase & Company LOC) ø	0.11	1-1-2029	1,250,000	1,250,000
Maricopa County AZ IDA Bond	5.00	1-1-2048	1,000,000	1,155,130

				2,405,130

Miscellaneous Revenue: 0.66%
Arizona Refunding Bond Certificate of Participation	5.00	9-1-2027	3,040,000	3,663,382
Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2029	5,000,000	5,000,000
Phoenix AZ Civic Improvement Corporation Series D	5.00	7-1-2024	190,000	220,784
Phoenix AZ Civic Improvement Corporation Series D	5.00	7-1-2036	7,000,000	8,365,490

				17,249,656

Tax Revenue: 0.33%
Arizona Sports & Tourism Authority Series A	4.00	7-1-2020	1,365,000	1,365,000
Arizona Sports & Tourism Authority Series A	5.00	7-1-2021	795,000	822,038
Arizona Sports & Tourism Authority Series A	5.00	7-1-2022	1,000,000	1,065,550
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2027	450,000	519,071
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2028	700,000	804,482
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2034	3,680,000	4,152,365

				8,728,506

Utilities Revenue: 0.10%
Salt River Project AZ Electric System Revenue Bond 2017 Series A	5.00	1-1-2034	2,000,000	2,542,520

				53,054,607

California: 6.14%

Airport Revenue: 0.42%
Sacramento CA Airport System Senior Bond	5.00	7-1-2025	2,000,000	2,006,860
Sacramento CA Airport System Senior Bond Series A	5.00	7-1-2026	1,315,000	1,583,983
Sacramento CA Airport System Senior Bond Series A	5.00	7-1-2041	395,000	450,328
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2032	600,000	727,746
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2033	500,000	603,105
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2034	1,000,000	1,203,190
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2026	750,000	901,028
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2027	1,750,000	2,142,403
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2028	1,000,000	1,246,830

				10,865,473

Education Revenue: 0.28%
California Statewide CDA Series A	6.90	8-1-2031	1,670,000	1,750,561
University of California General Project Unrefunded Bond Series Q	5.25	5-15-2024	65,000	65,261
University of California Limited Project Unrefunded Bond Series G	5.00	5-15-2037	5,210,000	5,617,057

				7,432,879

GO Revenue: 2.65%
California	5.25	3-1-2030	1,440,000	1,445,429
California	6.00	3-1-2033	525,000	527,357

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
California Various Purposes	5.00%	8-1-2030	$1,575,000	$1,952,953
California Various Purposes	5.00	8-1-2032	6,700,000	8,227,667
Cerritos CA Community College District CAB Series D ¤	0.00	8-1-2025	1,800,000	1,726,380
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2029	1,565,000	1,350,470
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2031	2,400,000	1,951,752
Emery CA Unified School District Election of 2010 Series A (AGM Insured)	6.25	8-1-2031	4,500,000	4,791,690
Los Angeles CA Unified School District Los Angeles County Series RYQ	4.00	7-1-2037	2,000,000	2,388,400
Monterey County CA Alisal Union School District Series A (BAM Insured)	5.25	8-1-2042	1,500,000	1,827,675
New Haven CA Unified School District CAB Project (AGC Insured) ¤	0.00	8-1-2033	5,590,000	4,331,412
Northern Humboldt CA High School District Election of 2010 Series A	6.50	8-1-2034	1,145,000	1,221,658
Oakland CA Unified School District Alameda County Election of 2012	6.25	8-1-2028	2,000,000	2,128,500
Oakland CA Unified School District Alameda County Election of 2012	6.25	8-1-2030	2,000,000	2,128,500
Oxnard CA School District Series A (National Insured)	5.75	8-1-2030	1,825,000	2,034,948
Patterson CA Unified School District CAB Election of 2008 Project Series B (AGM Insured) ¤	0.00	8-1-2033	3,000,000	2,265,120
Peralta CA Community College District Alameda County	5.00	8-1-2023	3,045,000	3,334,488
Peralta CA Community College District Alameda County	5.00	8-1-2024	3,000,000	3,281,280
Rio Hondo CA Community College District ¤	0.00	8-1-2030	2,315,000	1,961,337
San Diego CA Community College District Election of 2012	5.00	8-1-2032	3,095,000	3,535,573
San Diego CA Unified School District Election of 1998 Series E-2 (AGM Insured)	5.50	7-1-2027	5,000,000	6,628,050
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2031	2,590,000	2,134,212
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2032	2,800,000	2,233,112
Tustin CA Unified School District #88-1 Election of 2008 Series B	6.00	8-1-2036	1,500,000	1,593,180
West Contra Costa CA Unified School District Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2026	4,620,000	4,276,226

				69,277,369

Health Revenue: 1.25%
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2032	975,000	1,202,760
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2033	1,150,000	1,411,993
California Statewide CDA Series C	5.25	8-15-2031	3,000,000	3,138,510
California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0119 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	0.28	7-1-2044	10,000,000	10,000,000
University of California Medical Center Prerefunded Bond Series J	5.25	5-15-2030	13,135,000	14,930,423
University of California Medical Center Unrefunded Bond Series J	5.25	5-15-2030	1,865,000	2,083,336

				32,767,022

Housing Revenue: 0.04%
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	992,528	1,063,861

Miscellaneous Revenue: 0.26%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	2,500,000	2,743,950
California Public Works Board Various Judicial Council Project Series D	5.25	12-1-2026	1,000,000	1,067,490
Foothill De Anza CA Community College District Certificate of Participation	5.00	4-1-2033	500,000	584,520
Gold Coast Transit District California Transit Finance Corporation Certificate of Participation	5.00	7-1-2027	520,000	650,655
San Diego CA Public Facilities Financing Authority Capital Improvement Projects Series B	5.00	10-15-2027	500,000	611,680
San Diego CA Public Facilities Financing Authority Capital Improvement Projects Series B	5.00	10-15-2028	1,000,000	1,221,030

				6,879,325

Tax Revenue: 0.05%
San Jose CA RDA Series A-1	5.50	8-1-2030	1,355,000	1,360,650

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Transportation Revenue: 0.37%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	1.38%	4-1-2036	$9,810,000	$9,615,075

Utilities Revenue: 0.41%
California Municipal Finance Authority	5.00	10-1-2025	1,500,000	1,812,390
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	2,035,000	3,074,295
M-S-R California Energy Authority Gas Series C	7.00	11-1-2034	3,000,000	4,532,130
Sacramento CA Municipal Utility District Series B	5.00	8-15-2030	1,075,000	1,222,598

				10,641,413

Water & Sewer Revenue: 0.41%
California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±	0.50	12-1-2035	10,000,000	10,021,600
Carpinteria Valley CA Water District Refunding Bond Series A	5.00	7-1-2032	455,000	611,101

				10,632,701

				160,535,768

Colorado: 1.04%

Education Revenue: 0.23%
Colorado ECFA University of Denver Project (National Insured)	5.25	3-1-2025	1,110,000	1,281,484
Colorado University Enterprise and Refunding Bond Series C	2.00	6-1-2054	4,500,000	4,706,640

				5,988,124

GO Revenue: 0.29%
Adams County CO 12 Five Star Schools Series B	5.00	12-15-2028	3,800,000	4,797,424
Mesa County CO Valley School District # 51 Grand Junction	5.50	12-1-2035	2,175,000	2,826,500

				7,623,924

Health Revenue: 0.11%
Colorado Health Facilities Authority Series B-2	5.00	8-1-2049	2,500,000	2,940,825

Industrial Development Revenue: 0.12%
Denver CO Convention Center Hotel Authority Refunding Bond	5.00	12-1-2023	3,000,000	3,179,370

Miscellaneous Revenue: 0.29%
Adams County CO Refunding & Improvement Bond Certificate of Participation	5.00	12-1-2021	830,000	883,527
Colorado ECFA Variable Nature Conservancy Project Series 2012 ø	0.13	7-1-2033	950,000	950,000
Regents of the University of Colorado Certificate of Participation Series A	5.00	11-1-2028	5,000,000	5,697,350

				7,530,877

				27,263,120

Connecticut: 2.45%

Education Revenue: 0.90%
Connecticut HEFAR University of Hartford Issue Series N	5.00	7-1-2029	480,000	539,362
Connecticut HEFAR University of Hartford Issue Series N	5.00	7-1-2030	870,000	968,954
Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	10,735,000	10,918,676
Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	3,425,000	3,659,202
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series D %%	3.00	11-15-2035	1,000,000	986,280
University of Connecticut Series A	5.00	3-15-2027	1,065,000	1,284,390
University of Connecticut Series A	5.00	3-15-2032	4,355,000	5,154,709

				23,511,573

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue: 1.07%
Bridgeport CT Series A	5.00%	6-1-2031	$1,855,000	$2,260,058
Connecticut Series A	5.00	3-1-2029	2,500,000	2,842,250
Connecticut Series B	5.00	6-15-2027	3,000,000	3,566,190
Connecticut Series F	5.00	11-15-2032	300,000	354,216
Hamden CT	4.00	8-15-2020	1,235,000	1,240,446
Hamden CT	4.00	8-15-2021	1,235,000	1,285,178
Hamden CT (AGM Insured)	5.00	8-15-2022	1,000,000	1,089,900
Hamden CT Prerefunded Bond (AGM Insured)	5.00	8-15-2021	125,000	131,474
Hamden CT Refunding Bond Series A (BAM Insured)	5.00	8-15-2029	500,000	630,535
Hamden CT Refunding Bond Series A (BAM Insured)	5.00	8-15-2030	1,200,000	1,504,848
Hamden CT Series A (BAM Insured)	5.00	8-15-2026	2,000,000	2,432,740
Hamden CT Series A (BAM Insured)	5.00	8-15-2027	1,200,000	1,493,040
Hamden CT Unrefunded Bond (AGM Insured)	5.00	8-15-2021	875,000	918,391
Hartford CT Metropolitan District	5.00	7-15-2035	1,000,000	1,214,680
Hartford CT Series A (AGM Insured)	5.00	4-1-2022	3,010,000	3,225,065
Hartford CT Series A (AGM Insured)	5.00	7-1-2026	1,050,000	1,234,664
Hartford CT Series C (AGM Insured)	5.00	7-15-2022	2,320,000	2,507,062

				27,930,737

Miscellaneous Revenue: 0.19%
Connecticut Series A (SIFMA Municipal Swap +0.85%) ±	0.98	3-1-2022	3,000,000	3,002,940
Connecticut Series G	4.00	10-15-2026	1,985,000	2,111,683

				5,114,623

Tax Revenue: 0.29%
Connecticut Special Tax Obligation Bonds Series A	4.00	9-1-2036	1,000,000	1,101,020
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	5.00	8-1-2030	1,000,000	1,182,210
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	5.00	8-1-2034	4,500,000	5,259,555

				7,542,785

				64,099,718

Delaware: 0.08%

Education Revenue: 0.08%
Delaware EDA Odyssey Charter School Project Series B 144A	6.75	9-1-2035	2,000,000	2,129,300

District of Columbia: 1.38%

Education Revenue: 0.10%
District of Columbia Howard University Series A	5.75	10-1-2026	2,510,000	2,522,450

GO Revenue: 0.55%
District of Columbia Series 2014C	5.00	6-1-2034	3,000,000	3,456,900
District of Columbia Series 2014C	5.00	6-1-2035	1,620,000	1,862,692
District of Columbia Series 2016A	5.00	6-1-2033	5,000,000	6,082,000
District of Columbia Series 2017A	5.00	6-1-2033	2,400,000	3,001,560

				14,403,152

Miscellaneous Revenue: 0.42%
District of Columbia Federal Highway Grant Anticipation Bond	5.00	12-1-2023	1,000,000	1,107,840
District of Columbia Federal Highway Grant Anticipation Bond	5.00	12-1-2025	3,520,000	3,895,091
District of Columbia Federal Highway Grant Anticipation Bond	5.25	12-1-2025	2,630,000	2,681,916
District of Columbia Medical Association of Colleges Series B	5.00	10-1-2024	3,095,000	3,273,520

				10,958,367

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Transportation Revenue: 0.20%
Washington Metropolitan Airport Authority Dulles Toll Road Series B	5.00%	10-1-2034	$1,250,000	$1,514,775
Washington Metropolitan Area Transit Authority Series B	5.00	7-1-2032	3,000,000	3,691,710

				5,206,485

Water & Sewer Revenue: 0.11%
District of Columbia Water & Sewer Authority Public Utility Senior Lien Series A	5.00	10-1-2037	2,260,000	2,851,148

				35,941,602

Florida: 5.28%

Airport Revenue: 0.45%
Hillsborough FL Aviation Authority Tampa International Airport Customer Facility Series A	5.00	10-1-2044	8,335,000	9,218,593
Jacksonville FL Port Authority Series B	5.00	11-1-2035	2,045,000	2,444,041

				11,662,634

Education Revenue: 0.05%
Florida Development Finance Corporation Renaissance Charter School Series A	5.00	9-15-2020	230,000	230,534
Florida HEFAR	4.00	4-1-2021	1,000,000	1,022,040

				1,252,574

GO Revenue: 0.06%
Plantation FL Ad Valorem Bond	5.00	7-1-2031	1,155,000	1,458,788

Health Revenue: 0.64%
Florida Health System Lee Memorial Hospital Series A	5.00	4-1-2036	4,500,000	5,427,990
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2523 (Barclays Bank plc LIQ) 144Aø	0.23	8-15-2047	4,000,000	4,000,000
Jacksonville FL HCFR Baptist Health Series D ø	0.12	8-1-2036	3,000,000	3,000,000
Lee Memorial Health System Series B ø	0.78	4-1-2049	1,800,000	1,800,000
Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project	5.00	8-1-2031	500,000	598,035
Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project	5.00	8-1-2033	1,645,000	1,946,660

				16,772,685

Miscellaneous Revenue: 2.10%
Boynton FL PFA Capital Improvement Series 2018	4.00	7-1-2030	2,090,000	2,426,908
Boynton FL PFA Capital Improvement Series 2018	5.00	7-1-2035	3,590,000	4,357,973
Broward County FL School Board Certificate of Participation Series A	5.00	7-1-2024	5,000,000	5,782,350
Cityplace Florida Community Development District Special Assessment	5.00	5-1-2021	2,945,000	3,051,933
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2028	2,500,000	2,980,450
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2029	5,000,000	5,958,250
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	3,000,000	3,486,300
Miami-Dade County FL School Board Certificate of Participation Series D	5.00	11-1-2027	6,600,000	7,774,668
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2034	1,500,000	1,845,705
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2035	1,000,000	1,225,540
Orange County FL School Board Certificate of Participation Series C	5.00	8-1-2029	2,000,000	2,422,540
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2032	2,000,000	2,367,940
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2033	4,500,000	5,305,590
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2034	600,000	705,450

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Palm Beach County FL Refunding Bond	5.00%	5-1-2029	$2,000,000	$2,463,720
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A	5.00	7-1-2022	1,730,000	1,862,812
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A	5.00	7-1-2023	815,000	907,340

				54,925,469

Tax Revenue: 0.56%
Miami-Dade County FL Public Services (AGM Insured)	4.00	10-1-2020	3,600,000	3,632,976
Miami-Dade County FL Public Services (AGM Insured)	4.00	4-1-2021	2,485,000	2,553,387
Miami-Dade County FL Special Obligation Series A	5.00	10-1-2023	700,000	764,274
Polk County FL School District	5.00	10-1-2033	2,900,000	3,768,695
Tampa FL Sports Authority Stadium Project	5.00	1-1-2025	3,550,000	4,018,103

				14,737,435

Transportation Revenue: 0.58%
Florida Department of Transportation Turnpike System Series A	5.00	7-1-2023	3,910,000	4,454,937
Florida Department of Transportation Turnpike System Series A	5.00	7-1-2025	4,950,000	6,047,168
Florida Mid-Bay Bridge Authority Series A	5.00	10-1-2025	1,250,000	1,431,550
Miami-Dade County FL Expressway Authority Toll System (AGM Insured, Citibank NA LIQ) 144Aø	0.33	7-1-2035	1,050,000	1,050,000
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2034	375,000	459,758
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2035	400,000	488,244
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2036	600,000	729,510
Osceola County FL Transportation Improvement & Refunding Bond Series A-1	5.00	10-1-2037	525,000	636,027

				15,297,194

Water & Sewer Revenue: 0.84%
Daytona Beach FL Utility System (AGM Insured)	5.00	11-1-2022	2,205,000	2,435,886
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2031	500,000	661,665
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2032	950,000	1,248,044
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2035	1,290,000	1,672,472
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2036	880,000	1,136,247
Tohopekaliga FL Water Authority Utility System Bond 144A	5.00	10-1-2025	12,000,000	14,761,920

				21,916,234

				138,023,013

Georgia: 2.47%

Education Revenue: 0.13%
Private Colleges & Universities Authority of Georgia Series A	5.00	10-1-2021	3,330,000	3,441,488

Health Revenue: 0.11%
Brookhaven GA Development Authority Children’s Healthcare Series A	5.00	7-1-2034	1,010,000	1,278,923
Brookhaven GA Development Authority Children’s Healthcare Series A	5.00	7-1-2035	1,300,000	1,635,244

				2,914,167

Industrial Development Revenue: 0.08%
Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	2,000,000	2,015,580

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 2.15%
Bartow County GA Development Authority Pollution Control Georgia Power Company Plant Bowen Project	1.55%	8-1-2043	$3,000,000	$3,003,840
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.25	10-1-2032	4,800,000	4,900,368
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	6,000,000	6,410,220
Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	1,000,000	1,007,170
Georgia Municipal Electric Authority Project One Series A	5.00	1-1-2035	925,000	1,126,095
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2032	525,000	641,498
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2034	930,000	1,124,919
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2035	600,000	723,414
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2029	2,600,000	3,189,498
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.50	9-15-2022	1,000,000	1,087,890
Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	10,000,000	11,284,900
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00	8-1-2048	2,500,000	2,735,850
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	5,500,000	5,986,640
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	0.87	4-1-2048	10,000,000	9,914,600
Monroe County GA Development Authority Pollution Control Gulf Power Company Plant Scherer Project ø	0.18	6-1-2049	3,000,000	3,000,000

				56,136,902

				64,508,137

Guam: 0.21%

Airport Revenue: 0.09%
Guam International Airport Authority	5.00	10-1-2022	1,000,000	1,010,220
Guam International Airport Authority	5.00	10-1-2023	1,480,000	1,486,897

				2,497,117

Water & Sewer Revenue: 0.12%
Guam Government Waterworks Authority	5.25	7-1-2020	350,000	350,000
Guam Government Waterworks Authority	5.25	7-1-2033	2,500,000	2,728,625

				3,078,625

				5,575,742

Illinois: 15.09%

Airport Revenue: 1.60%
Chicago IL Midway Airport Second Lien Refunding Bond Series B	4.00	1-1-2035	2,860,000	3,074,042
Chicago IL O’Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2030	2,610,000	2,844,195
Chicago IL O’Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2031	3,335,000	3,626,512
Chicago IL O’Hare International Airport Senior Lien	5.25	1-1-2032	8,755,000	9,504,253
Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2030	8,025,000	9,198,737
Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2036	1,530,000	1,868,252
Chicago IL O’Hare International Airport Third Lien Series A	5.75	1-1-2039	4,065,000	4,146,178
Chicago IL O’Hare International Airport Third Lien Series C (AGC Insured)	5.25	1-1-2025	4,075,000	4,090,567
Chicago IL O’Hare International Airport Third Lien Series F	4.25	1-1-2021	735,000	737,242
Peoria IL Metropolitan Airport Authority Series D	5.00	12-1-2027	2,250,000	2,693,340

				41,783,318

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.41%
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00%	10-1-2026	$450,000	$534,740
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2031	400,000	490,952
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2039	700,000	831,166
Illinois Finance Authority Bradley University Project Series C	5.00	8-1-2032	1,250,000	1,448,850
Illinois Finance Authority North Park University Project (U.S. Bank NA LOC) ø	0.14	10-1-2029	800,000	800,000
Illinois Finance Authority Student Housing Illinois State University Project	5.50	4-1-2021	990,000	1,025,878
Illinois Finance Authority Wesleyan University	5.00	9-1-2026	680,000	794,192
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2022	1,325,000	1,423,951
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2024	1,000,000	1,134,110
University of Illinois Board of Trustees Auxiliary Facilities System Refunding Bond	4.00	4-1-2030	2,000,000	2,123,240

				10,607,079

GO Revenue: 3.77%
Bolingbrook, Will & DuPage Counties IL Series A (AGM Insured)	5.00	1-1-2023	650,000	720,896
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2025	3,380,000	2,886,689
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2026	4,030,000	3,318,302
Chicago IL Board of Education Series F	5.00	12-1-2020	2,375,000	2,394,689
Chicago IL CAB Series C ¤	0.00	1-1-2023	2,500,000	2,269,400
Chicago IL Metropolitan Reclamation Series B	5.00	12-1-2025	2,500,000	2,644,550
Chicago IL Park District Series A	5.00	1-1-2036	2,250,000	2,313,720
Chicago IL Park District Series B	5.00	1-1-2021	3,765,000	3,831,339
Chicago IL Park District Series B (BAM Insured)	5.00	1-1-2029	2,000,000	2,218,820
Chicago IL Park District Series C	5.00	1-1-2022	1,615,000	1,697,397
Chicago IL Series A	5.00	1-1-2025	750,000	789,270
Chicago IL Series C	5.00	1-1-2026	5,000,000	5,385,050
Cook County IL Community College District #508	5.25	12-1-2025	1,665,000	1,717,964
Cook County IL Community College District #508	5.25	12-1-2027	1,295,000	1,333,591
Cook County IL Community College District #508	5.25	12-1-2028	1,250,000	1,283,838
Cook County IL Community College District #508	5.25	12-1-2030	3,000,000	3,077,970
Cook County IL Community College District #508	5.25	12-1-2031	3,200,000	3,276,160
Cook County IL Series A	5.00	11-15-2029	1,000,000	1,122,920
Cook County IL Series A	5.00	11-15-2034	1,300,000	1,430,234
Cook County IL Series A	5.25	11-15-2022	7,240,000	7,320,002
Cook County IL Series A	5.25	11-15-2023	7,680,000	7,763,251
Cook County IL Series A	5.25	11-15-2024	2,200,000	2,285,030
Cook County IL Series B	5.00	11-15-2023	600,000	651,912
Cook County IL Series C	5.00	11-15-2021	1,460,000	1,499,639
Cook County IL Series C	5.00	11-15-2024	2,175,000	2,303,760
Cook County IL Series C	5.00	11-15-2025	2,450,000	2,588,817
DuPage, Cook & Will Counties IL Community College District #502 Series A	5.00	6-1-2022	2,650,000	2,871,010
Illinois (AGM Insured)	5.00	1-1-2023	2,450,000	2,455,488
Illinois (AGM Insured)	5.00	4-1-2026	5,000,000	5,468,350
Illinois Series A	5.00	4-1-2023	4,500,000	4,731,345
Illinois Series A (AGM Insured)	5.00	4-1-2024	2,500,000	2,680,100
Kane, Cook & DuPage Counties IL School District #46 Prerefunded Balance Bond Series B	4.50	1-1-2024	1,170,000	1,242,259

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Kane, Cook & DuPage Counties IL School District #46 Unrefunded Balance Bond Series B	4.50%	1-1-2024	$3,100,000	$3,281,598
Kendall, Kane & Will Counties IL Unified School District Series A	5.00	2-1-2023	1,000,000	1,027,360
McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2031	2,000,000	2,142,340
Springfield IL	5.00	12-1-2021	850,000	902,445
Springfield IL	5.00	12-1-2023	570,000	645,536
Stephenson County IL School District #145 Series A (AGM Insured)	5.00	2-1-2033	1,550,000	1,938,275
Waukegan IL Series B (AGM Insured)	4.00	12-30-2024	1,030,000	1,165,723

				98,677,039

Health Revenue: 0.28%
Illinois Finance Authority Advocate Health Care Network Series A	4.00	11-1-2030	3,500,000	3,999,170
Illinois Finance Authority Ann & Robert H. Laurie Children’s Hospital Project of Chicago	5.00	8-15-2034	1,000,000	1,188,570
Illinois Finance Authority Edward Elmhurst Healthcare Series A	5.00	1-1-2026	1,000,000	1,185,990
Illinois Finance Authority Lutheran Life Communities Obligated Group Series A	5.00	11-1-2035	900,000	901,935

				7,275,665

Miscellaneous Revenue: 0.79%
Chicago IL Board of Education Series C	5.00	12-1-2021	5,000,000	5,119,450
Illinois	5.00	7-1-2023	5,065,000	5,346,766
Illinois	5.00	8-1-2024	1,000,000	1,036,430
Illinois	5.50	7-1-2026	2,300,000	2,437,287
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (BAM Insured)	5.00	12-1-2023	4,040,000	4,623,740
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (BAM Insured)	5.00	12-1-2024	1,000,000	1,180,490
University of Illinois Board of Trustees Certificate of Participation Unrefunded Bond Series B (AGM Insured)	5.00	10-1-2020	955,000	958,409

				20,702,572

Tax Revenue: 5.19%
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2027	3,000,000	3,598,140
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2030	2,075,000	2,488,714
Chicago IL Sales Tax Securitization Bond Series A	5.00	1-1-2029	1,000,000	1,219,350
Chicago IL Sales Tax Securitization Bond Series C	5.00	1-1-2027	4,370,000	5,147,729
Chicago IL Sales Tax Securitization Bond Series C	5.25	1-1-2035	4,700,000	5,619,179
Chicago IL Transit Authority Sales Tax Receipts	5.25	12-1-2027	2,600,000	2,723,318
Cook County IL Sales Tax Bond	5.00	11-15-2033	4,000,000	4,692,640
Cook County IL Sales Tax Bond	5.25	11-15-2035	2,000,000	2,370,460
Illinois ##	5.00	6-15-2023	16,150,000	17,245,939
Illinois Junior Obligation	5.00	6-15-2025	6,000,000	6,381,600
Illinois Regional Transportation Authority (National Insured)	6.50	7-1-2026	8,615,000	10,604,290
Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	1,000,000	1,016,710
Illinois Series A	5.00	1-1-2027	10,625,000	10,866,506
Illinois Sports Facilities Authority Refunding Bond Insured State Tax Supported	5.00	6-15-2028	1,000,000	1,068,540
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	2,500,000	2,736,400
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2030	4,000,000	4,391,920
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,000,000	3,272,730

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0603 (Royal Bank of Canada LIQ) 144Aø	0.39%	1-1-2026	$2,265,000	$2,265,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0093 (Barclays Bank plc LIQ) 144Aø	0.28	1-1-2048	2,000,000	2,000,000
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2029	35,200,000	25,545,312
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2030	12,800,000	8,859,008
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	1,945,000	1,995,551
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (National Insured) ¤	0.00	6-15-2029	10,000,000	7,407,200
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	2,950,000	2,229,905

				135,746,141

Tobacco Revenue: 0.13%
Railsplitter IL Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,406,170

Transportation Revenue: 1.27%
Illinois Toll Highway Authority Series B	5.00	1-1-2028	6,020,000	7,540,893
Illinois Toll Highway Authority Series B	5.00	1-1-2030	5,825,000	7,585,024
Illinois Toll Highway Authority Series C	5.00	1-1-2031	14,000,000	18,000,080

				33,125,997

Water & Sewer Revenue: 1.65%
Chicago IL Second Lien	5.00	11-1-2022	1,730,000	1,867,449
Chicago IL Second Lien	5.00	11-1-2023	1,515,000	1,633,367
Chicago IL Second Lien	5.00	11-1-2025	620,000	665,582
Chicago IL Second Lien	5.00	11-1-2026	2,000,000	2,141,780
Chicago IL Second Lien	5.00	11-1-2028	3,000,000	3,203,880
Chicago IL Second Lien	5.00	11-1-2029	1,490,000	1,587,014
Chicago IL Second Lien	5.00	11-1-2033	1,000,000	1,097,280
Chicago IL Second Lien (AGM Insured)	5.25	11-1-2033	2,000,000	2,388,560
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2022	1,440,000	1,514,117
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2023	2,335,000	2,454,599
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2024	2,000,000	2,101,540
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2027	2,670,000	2,964,528
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2028	3,500,000	3,674,475
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2029	4,700,000	4,932,885
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2032	1,000,000	1,102,430
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2033	1,000,000	1,099,230
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2034	1,000,000	1,097,100
Illinois Finance Authority Clean Water Initiative Revolving Fund Bond	5.25	7-1-2035	3,000,000	3,904,740
Sangamon IL Water Commission Refunding Bond (AGM Insured) %%	4.00	1-1-2029	525,000	595,135
Sangamon IL Water Commission Refunding Bond (AGM Insured) %%	4.00	1-1-2030	600,000	684,594
Sangamon IL Water Commission Refunding Bond (AGM Insured) %%	4.00	1-1-2031	625,000	716,238
Sangamon IL Water Commission Refunding Bond (AGM Insured) %%	4.00	1-1-2033	500,000	564,080
Sangamon IL Water Commission Refunding Bond (AGM Insured) %%	4.00	1-1-2036	570,000	633,926
Sangamon IL Water Commission Refunding Bond (AGM Insured) %%	4.00	1-1-2037	525,000	581,364

				43,205,893

				394,529,874

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  21

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Indiana: 1.42%

Health Revenue: 0.20%
Indiana Finance Authority Ascension Health Subordinate Credit Group Series E-5 ø	0.12%	11-15-2033	$500,000	$500,000
Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-3	1.35	11-1-2027	2,240,000	2,241,837
Knox County IN EDA Series A	5.00	4-1-2022	925,000	978,955
Knox County IN EDA Series A	5.00	4-1-2023	665,000	702,446
Knox County IN EDA Series A	5.00	4-1-2026	750,000	787,260

				5,210,498

Housing Revenue: 0.27%
Indianapolis IN MFHR Regency Park Apartments Series A øø	1.40	9-1-2022	7,000,000	7,056,490

Miscellaneous Revenue: 0.66%
Dubois IN Greater Jasper School Building Corporation First Mortgage Bond	5.00	7-15-2029	1,625,000	2,064,384
Indiana Bond Bank Special Program Series A (AGM Insured)	5.00	9-1-2022	1,545,000	1,656,595
Indiana Finance Authority Stadium Project Series A	5.25	2-1-2028	2,000,000	2,365,780
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2027	760,000	941,055
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2028	1,000,000	1,236,130
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2029	735,000	906,909
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2030	1,375,000	1,692,969
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2031	1,000,000	1,227,530
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2033	1,545,000	1,877,005
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2034	2,000,000	2,421,500
Valparaiso IN Multi-Schools Building Corporation	5.00	7-15-2024	750,000	882,345

				17,272,202

Utilities Revenue: 0.04%
Indiana Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0115 (JPMorgan Chase & Company LIQ) 144Aø	0.50	8-1-2020	875,000	875,000

Water & Sewer Revenue: 0.25%
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2030	2,315,000	2,720,727
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2031	1,035,000	1,211,385
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.25	10-1-2038	2,500,000	2,643,775

				6,575,887

				36,990,077

Iowa: 0.25%

GO Revenue: 0.11%
Altoona IA Annual Appropriation Urban Renewal Refunding Bond	5.00	6-1-2027	2,310,000	2,815,082

Utilities Revenue: 0.14%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	3,000,000	3,620,340

				6,435,422

Kansas: 0.29%

Health Revenue: 0.05%
Kansas Development Finance Authority Health Facilities Series F	5.00	11-15-2021	1,300,000	1,370,356

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.11%
Kansas Development Finance Authority Agro-Defense Facility Series G	5.00%	4-1-2030	$2,650,000	$2,928,568

Tax Revenue: 0.05%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	3,350,000	1,369,380

Utilities Revenue: 0.08%
Burlington KS Environmental Impact Series A ø	0.34	9-1-2035	2,000,000	2,000,000

				7,668,304

Kentucky: 2.16%

Housing Revenue: 0.19%
Kentucky Housing MFHR City View Park Project øø	1.16	2-1-2023	5,000,000	5,036,300

Transportation Revenue: 0.37%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2020	1,000,000	1,000,000
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2021	2,750,000	2,668,683
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2022	4,320,000	4,064,731
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2025	1,020,000	825,333
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2029	1,400,000	979,062

				9,537,809

Utilities Revenue: 1.60%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	16,255,000	18,268,507
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	13,000,000	14,318,720
Kentucky Public Energy Authority Gas Supply Series C-1	4.00	2-1-2050	8,000,000	9,347,360

				41,934,587

				56,508,696

Louisiana: 1.52%

Airport Revenue: 0.13%
New Orleans LA Aviation Board Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2035	2,000,000	2,407,620
New Orleans LA Aviation Board North Terminal Project Series A	5.00	1-1-2033	750,000	886,665

				3,294,285

Education Revenue: 0.21%
Louisiana Public Facilities Authority Loyola University Project CAB ¤	0.00	10-1-2027	3,380,000	3,174,631
Louisiana Public Facilities Authority Loyola University Project CAB ¤	0.00	10-1-2028	2,500,000	2,360,050

				5,534,681

Miscellaneous Revenue: 0.69%
Lafayette LA Communications System (AGM Insured)	5.00	11-1-2025	1,500,000	1,806,780
Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2024	1,000,000	690,000
Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2025	600,000	414,000
Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2026	500,000	345,000
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2026	2,000,000	2,361,540

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  23

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00%	9-1-2027	$2,700,000	$3,179,898
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2028	2,405,000	2,831,070
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2029	2,695,000	3,168,269
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2030	2,700,000	3,162,240

				17,958,797

Tax Revenue: 0.23%
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2031	1,000,000	1,226,030
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2032	1,000,000	1,217,370
St. Bernard Parish LA Sales Tax Refunding Bond	4.00	3-1-2023	3,405,000	3,685,947

				6,129,347

Transportation Revenue: 0.14%
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2031	1,000,000	1,184,890
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2032	1,000,000	1,179,650
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2033	1,000,000	1,175,900

				3,540,440

Water & Sewer Revenue: 0.12%
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2030	500,000	605,305
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2031	600,000	721,560
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2032	655,000	781,815
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A	5.00	2-1-2030	1,000,000	1,140,690

				3,249,370

				39,706,920

Maine: 0.23%

Education Revenue: 0.23%
Maine Health and HEFAR University of New England Series A	5.00	7-1-2029	1,015,000	1,206,825
Maine Health and HEFAR University of New England Series A	5.00	7-1-2030	1,200,000	1,419,828
Maine Health and HEFAR University of New England Series A	5.00	7-1-2032	1,415,000	1,651,206
Maine Health and HEFAR University of New England Series A	5.00	7-1-2033	1,485,000	1,719,214

				5,997,073

Maryland: 2.26%

Education Revenue: 0.13%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	500,000	523,485
Westminster MD Educational Facilities McDaniel College	5.00	11-1-2026	2,450,000	2,800,938

				3,324,423

GO Revenue: 1.72%
Anne Arundel MD General Improvements Bond	4.00	10-1-2033	5,000,000	6,101,600
Anne Arundel MD General Improvements Bond	4.00	10-1-2034	2,350,000	2,855,861

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Howard County MD Metropolitan District Project Series B	4.00%	8-15-2030	$2,070,000	$2,552,269
Howard County MD Metropolitan District Project Series B	4.00	8-15-2032	1,430,000	1,740,753
Maryland Series B	4.00	8-1-2023	5,000,000	5,566,750
Maryland Series B	4.00	8-1-2024	15,000,000	17,193,150
Prince Georges County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2029	8,000,000	8,901,760

				44,912,143

Miscellaneous Revenue: 0.36%
Baltimore MD Public Schools Construction & Revitalization Program	5.00	5-1-2041	5,000,000	5,754,400
Maryland CDA Local Government Infrastructure Bond Series A-2	2.00	6-1-2022	460,000	473,124
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2028	1,215,000	1,588,722
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2029	1,275,000	1,660,139

				9,476,385

Tax Revenue: 0.05%
Howard County MD Downtown Columbia Project Series A 144A	4.00	2-15-2028	500,000	504,850
Howard County MD Downtown Columbia Project Series A 144A	4.13	2-15-2034	1,000,000	984,090

				1,488,940

				59,201,891

Massachusetts: 2.10%

Education Revenue: 0.06%
Massachusetts Development Finance Agency Lasell College	5.00	7-1-2021	620,000	624,644
Massachusetts Development Finance Agency Merrimack College Series A	5.00	7-1-2021	1,035,000	1,058,784

				1,683,428

GO Revenue: 1.01%
Boston MA Series A	4.00	4-1-2031	1,500,000	1,778,265
Boston MA Series A	5.00	4-1-2026	5,790,000	6,996,404
Massachusetts Consolidated Loan Series D	5.00	9-1-2028	10,000,000	12,155,100
Massachusetts Series B	5.00	7-1-2035	1,500,000	1,928,100
Massachusetts Series B	5.00	7-1-2036	2,700,000	3,456,540

				26,314,409

Miscellaneous Revenue: 0.50%
Massachusetts Consolidated Loan Series D øø	1.05	8-1-2043	10,000,000	10,000,000
Massachusetts Consolidated Loan Series I	5.00	12-1-2030	2,570,000	3,223,680

				13,223,680

Tax Revenue: 0.53%
Massachusetts Bay Transportation Authority Series A	5.25	7-1-2031	5,000,000	7,139,750
Massachusetts Bay Transportation Authority Series A	5.25	7-1-2033	1,555,000	2,260,348
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2032	3,250,000	4,379,473

				13,779,571

				55,001,088

Michigan: 2.77%

Airport Revenue: 0.06%
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2032	800,000	959,176
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2034	600,000	716,688

				1,675,864

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  25

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.30%
Flint MI International Academy Public School	5.38%	10-1-2022	$1,440,000	$1,441,483
Flint MI International Academy Public School	5.50	10-1-2027	1,985,000	1,986,171
Michigan State University Board of Trustees	5.00	2-15-2036	1,325,000	1,664,783
Western Michigan University Board of Trustees	5.25	11-15-2027	600,000	689,556
Western Michigan University Board of Trustees	5.25	11-15-2029	1,000,000	1,147,450
Western Michigan University Board of Trustees (AGM Insured)	5.25	11-15-2033	750,000	863,565

				7,793,008

GO Revenue: 0.39%
Eaton Rapids MI Public Schools (School Bond Loan Fund Insured)	5.00	5-1-2022	1,785,000	1,931,852
Kent County MI Limited Tax Capital Improvement Bond	5.00	6-1-2030	1,040,000	1,292,585
Pinckney MI Community School District (School Bond Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,358,097
Pinckney MI Community School District (School Bond Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,883,330
Southfield MI 2015 Street Improvement	4.00	5-1-2025	1,490,000	1,719,520

				10,185,384

Health Revenue: 0.66%
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75	11-15-2049	5,000,000	5,704,300
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2023	400,000	436,628
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2026	800,000	867,280
Michigan Finance Authority Trinity Health Credit Group Series MI-2	4.00	12-1-2035	3,000,000	3,471,810
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series F-2	1.90	11-15-2047	6,570,000	6,632,546

				17,112,564

Miscellaneous Revenue: 0.44%
Michigan Building Authority Refunding Bond	5.00	4-15-2036	3,000,000	3,895,770
Michigan Finance Authority Local Government Loan Program Series F	4.00	10-1-2024	3,000,000	3,135,600
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project	5.25	10-15-2025	4,165,000	4,398,115

				11,429,485

Water & Sewer Revenue: 0.92%
Great Lakes MI Water Authority Sewage Disposal System Series C	5.00	7-1-2030	3,350,000	4,080,401
Michigan Finance Authority Local Government Loan Program Series D (National Insured)	5.00	7-1-2025	1,000,000	1,170,620
Michigan Finance Authority Local Government Loan Program Series D	5.00	7-1-2030	12,000,000	13,510,560
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2035	2,750,000	3,095,043
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2037	2,000,000	2,241,880

				24,098,504

				72,294,809

Minnesota: 0.02%

Education Revenue: 0.02%
Minnesota HEFAR Concordia University Series 6Q (U.S. Bank NA LOC) ø	0.14	4-1-2037	600,000	600,000

Mississippi: 0.72%

Health Revenue: 0.14%
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV %%	5.00	10-1-2037	1,000,000	1,210,160

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV %%	5.00%	10-1-2038	$1,000,000	$1,206,600
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV %%	5.00	10-1-2039	1,000,000	1,203,340

				3,620,100

Water & Sewer Revenue: 0.58%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (AGM Insured)	6.00	12-1-2023	1,145,000	1,320,861
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	10,000,000	10,811,800
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2026	525,000	617,479
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2027	435,000	509,459
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2034	750,000	860,048
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2035	1,000,000	1,144,490

				15,264,137

				18,884,237

Missouri: 1.32%

Education Revenue: 0.10%
Missouri HEFA Webster University Project	5.00	4-1-2027	2,450,000	2,662,881

GO Revenue: 0.04%
Belton MO School District #124 Missouri Direct Deposit Program Project	5.00	3-1-2026	750,000	930,795

Health Revenue: 0.93%
Missouri HEFA Series E ø	0.13	5-15-2038	24,360,000	24,360,000

Miscellaneous Revenue: 0.25%
Kansas City MO Municipal Assistance Corporation CAB Series B-1 (Ambac Insured) ¤	0.00	4-15-2022	3,640,000	3,587,802
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2032	1,500,000	1,709,955
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2034	1,000,000	1,135,360

				6,433,117

				34,386,793

Nebraska: 0.34%

Health Revenue: 0.09%
Douglas County NE Hospital Authority Children’s Hospital Obligated Group Series A	4.00	11-15-2038	1,200,000	1,373,484
Lincoln County NE Hospital Authority Great Plains Regional Medical Center	5.00	11-1-2024	1,000,000	1,060,150

				2,433,634

Utilities Revenue: 0.25%
Nebraska Central Plains Energy Gas Project #1 (Royal Bank of Canada LIQ)	4.00	12-1-2049	2,430,000	2,758,244
Nebraska Central Plains Energy Gas Project #3	5.00	9-1-2027	1,290,000	1,380,042
Nebraska Central Plains Energy Gas Project #4	5.00	3-1-2050	2,000,000	2,246,460

				6,384,746

				8,818,380

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  27

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Nevada: 1.37%

GO Revenue: 1.34%
Clark County NV Refunding Bond	5.00%	6-1-2030	$3,955,000	$4,929,117
Clark County NV Refunding Bond Series B	5.00	11-1-2028	5,000,000	6,187,200
Clark County NV School District Building Bond Series A (AGM Insured)	4.00	6-15-2034	6,790,000	7,704,070
Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2032	1,615,000	2,028,925
Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2033	3,900,000	4,872,114
Clark County NV Water Reclamation District	5.00	7-1-2027	4,155,000	5,018,825
Las Vegas NV Series A	5.00	5-1-2031	1,985,000	2,289,658
Las Vegas NV Valley Water District Series A	4.00	6-1-2028	1,665,000	1,906,192

				34,936,101

Miscellaneous Revenue: 0.03%
Las Vegas NV Special Improvement District #607	4.00	6-1-2021	615,000	622,755
Las Vegas NV Special Improvement District #607	4.25	6-1-2024	200,000	209,078

				831,833

				35,767,934

New Hampshire: 0.13%

Housing Revenue: 0.13%
New Hampshire HFA SFMR Acquisition Series E & F	4.80	7-1-2028	690,000	699,598
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	2,486,397	2,665,020

				3,364,618

New Jersey: 3.20%

Airport Revenue: 0.18%
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2028	2,130,000	2,371,819
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2029	2,200,000	2,442,946

				4,814,765

GO Revenue: 0.48%
Montclair NJ School Refunding Bond Series B	4.00	3-1-2026	500,000	594,620
Trenton City NJ (BAM Insured)	5.00	12-1-2022	1,630,000	1,795,820
Trenton City NJ (BAM Insured)	5.00	12-1-2024	1,775,000	2,081,046
Trenton City NJ (BAM Insured)	5.00	12-1-2025	1,860,000	2,239,626
Trenton City NJ (BAM Insured)	5.00	12-1-2026	1,000,000	1,196,540
Union County NJ General Improvement Bond	3.00	3-1-2026	4,165,000	4,626,024

				12,533,676

Miscellaneous Revenue: 1.52%
Essex County NJ Import Authority Series A	6.00	11-1-2025	5,000,000	5,092,900
New Jersey EDA Motor Vehicle Surcharges Revenue Refunding Bond Series A	3.13	7-1-2029	725,000	721,752
New Jersey EDA Motor Vehicle Surcharges Series A	5.00	7-1-2033	2,500,000	2,774,275
New Jersey EDA Motor Vehicle Surcharges Unrefunded Bond Series A (National Insured)	5.25	7-1-2026	2,320,000	2,653,152
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	1,210,000	1,244,231
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	3,105,000	3,161,076
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2023	3,000,000	3,208,560
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2026	9,830,000	10,432,186
New Jersey EDA School Facilities Construction Refunding Bond Series XX	5.00	6-15-2022	5,020,000	5,279,283

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
New Jersey Educational Facilities Authority	5.00%	6-15-2026	$3,015,000	$3,280,410
New Jersey Sports & Exposition Authority (National Insured)	5.50	3-1-2022	1,755,000	1,904,508

				39,752,333

Tax Revenue: 0.24%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	5,000,000	6,214,450

Tobacco Revenue: 0.10%
New Jersey EDA Cigarette Tax Refunding Bond	5.00	6-15-2021	2,500,000	2,550,600

Transportation Revenue: 0.68%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2030	2,000,000	1,377,140
New Jersey TTFA Series A	5.00	12-15-2036	2,000,000	2,233,660
New Jersey TTFA Series A	5.25	12-15-2020	1,305,000	1,323,348
New Jersey TTFA Series A	5.25	6-15-2024	1,695,000	1,774,767
New Jersey TTFA Series A	5.25	6-15-2025	2,000,000	2,051,120
New Jersey TTFA Series C	5.25	6-15-2032	2,500,000	2,717,575
New Jersey TTFA Unrefunded Balance Bond (National Insured)	5.25	12-15-2021	6,000,000	6,254,880

				17,732,490

				83,598,314

New Mexico: 0.77%

GO Revenue: 0.13%
Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2025	400,000	484,952
Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2026	1,205,000	1,500,273
Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2034	1,150,000	1,462,375

				3,447,600

Housing Revenue: 0.03%
New Mexico Mortgage Finance Authority SFMR Class I Series A (GNMA/FNMA/FHLMC Insured)	4.63	9-1-2025	520,000	522,855
New Mexico Mortgage Finance Authority SFMR Class I Series B (GNMA/FNMA/FHLMC Insured)	5.00	3-1-2028	235,000	236,462

				759,317

Miscellaneous Revenue: 0.45%
Clayton NM Jail Project Improvement & Refunding Bond (National Insured)	5.00	11-1-2028	9,265,000	10,640,760
Clayton NM Jail Project Improvement & Refunding Bond (National Insured)	5.00	11-1-2029	1,000,000	1,144,680

				11,785,440

Utilities Revenue: 0.12%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bond and Acquisition Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	2,570,000	3,021,935

Water & Sewer Revenue: 0.04%
Albuquerque & Bernalillo Counties NM Water Utility Authority Series B	5.00	7-1-2024	1,000,000	1,178,860

				20,193,152

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  29

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
New York: 8.39%

Education Revenue: 0.87%
Albany NY IDA Foundation State University Project Series A ø	0.33%	7-1-2032	$2,520,000	$2,520,000
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1	5.00	7-1-2027	335,000	375,428
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,750,000	1,824,515
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A %%	5.53	2-1-2040	2,725,000	2,730,886
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	5.89	2-1-2032	2,745,000	2,885,132
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	2,660,000	2,770,895
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series B %%	5.57	2-1-2041	4,140,000	4,148,942
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2022	790,000	838,546
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2023	645,000	710,732
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2024	905,000	1,030,840
Niagara NY Area Development Corporation	5.00	5-1-2022	1,350,000	1,451,277
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B	5.00	9-1-2020	1,430,000	1,437,979

				22,725,172

GO Revenue: 0.95%
Hempstead Town Nassau County NY Public Improvement Series A	4.00	6-15-2028	5,000,000	5,674,000
Nassau County NY	5.00	10-1-2024	4,965,000	5,788,495
New York NY Series B	5.00	12-1-2032	2,000,000	2,430,220
New York NY Series C	5.00	8-1-2031	5,000,000	5,824,100
Suffolk County NY Series A	5.00	3-19-2021	4,000,000	4,092,960
Yonkers NY Series A (AGM Insured)	5.00	10-1-2024	1,000,000	1,059,240

				24,869,015

Housing Revenue: 0.09%
East Rochester NY Housing Authority Home Good Shepherd Project Series A (Citizens Bank LOC) ø	0.30	12-1-2036	2,420,000	2,420,000

Industrial Development Revenue: 0.13%
Monroe County NY IDA Continuing Development Services Project (Citizens Bank LOC) ø	0.30	7-1-2027	900,000	900,000
New York Liberty Development Corporation Refunding Bond	2.80	9-15-2069	1,000,000	979,880
Port Authority New York & New Jersey Special Obligation	5.00	12-1-2020	1,575,000	1,587,474

				3,467,354

Miscellaneous Revenue: 0.31%
New York Dormitory Authority Series D	5.00	10-1-2031	2,005,000	2,451,113
New York NY Transitional Finance Authority Building Aid Bond Series S-1	5.00	7-15-2032	2,530,000	3,129,104
New York NY Trust for Cultural Resources Series A-1	5.00	7-1-2031	2,475,000	2,518,486

				8,098,703

Tax Revenue: 2.79%
New York Convention Center Development Corporation	5.00	11-15-2028	8,000,000	8,916,960
New York Dormitory Authority Series A	5.00	3-15-2028	5,000,000	5,915,200
New York Dormitory Authority Series A	5.00	2-15-2031	3,000,000	3,666,900

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
New York Dormitory Authority Series B (Ambac Insured)	5.50%	3-15-2025	$3,885,000	$4,749,995
New York Dormitory Authority Series D	4.00	2-15-2037	5,000,000	5,887,350
New York Dormitory Authority Series D	4.00	2-15-2039	5,000,000	5,845,000
New York Dormitory Authority Series E	5.00	3-15-2035	15,000,000	18,938,250
New York NY Transitional Finance Authority Series B	5.00	8-1-2027	1,145,000	1,335,402
New York NY Transitional Finance Authority Series C	5.00	11-1-2027	5,000,000	5,951,950
New York NY Transitional Finance Authority Series C4 (Landesbank Hessen-Thüringen SPA) ø	0.13	8-1-2031	200,000	200,000
New York NY Transitional Finance Authority Subordinate Bond Series B-1	5.00	11-1-2028	1,000,000	1,206,830
New York Urban Development Corporation Personal Income Tax Series A	5.00	3-15-2031	3,815,000	4,367,870
New York Urban Development Corporation Personal income Tax Series A	5.00	3-15-2032	5,000,000	5,979,500

				72,961,207

Tobacco Revenue: 0.04%
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	4.00	6-1-2022	420,000	429,240
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	5.00	6-1-2023	500,000	520,065

				949,305

Transportation Revenue: 2.73%
Metropolitan Transportation Authority Series A	5.00	11-15-2024	6,010,000	6,550,479
Metropolitan Transportation Authority Series A	5.00	11-15-2027	12,640,000	14,354,616
Metropolitan Transportation Authority Series A	5.00	11-15-2030	4,010,000	4,203,202
Metropolitan Transportation Authority Series C	5.00	11-15-2034	4,205,000	4,790,084
Metropolitan Transportation Authority Series C	5.25	11-15-2029	3,460,000	3,885,269
Metropolitan Transportation Authority Series C	5.25	11-15-2031	11,540,000	13,041,700
Metropolitan Transportation Authority Series D	5.00	11-15-2027	2,000,000	2,268,360
Metropolitan Transportation Authority Series F	5.00	11-15-2028	2,450,000	2,572,500
Triborough NY Bridges & Tunnels Authority Series B	5.00	11-15-2030	6,030,000	8,114,812
Triborough NY Bridges & Tunnels Authority Series C	5.00	11-15-2034	4,165,000	5,223,493
Triborough NY Bridges & Tunnels Authority Series C	5.00	11-15-2035	5,015,000	6,255,009

				71,259,524

Utilities Revenue: 0.12%
New York Tender Option Bond Trust Bond Trust Receipts\Floater Certificates Series 2020-XF0945 (JPMorgan Chase & Company LIQ) 144Aø	0.17	11-15-2027	1,750,000	1,750,000
New York Utility Debt Securitization Authority	5.00	12-15-2032	1,250,000	1,425,588

				3,175,588

Water & Sewer Revenue: 0.36%
New York NY Municipal Water Finance Authority Fiscal 2010 Series CC (Barclays Bank plc SPA) ø	0.11	6-15-2041	900,000	900,000
New York NY Municipal Water Finance Authority Series GG	5.00	6-15-2029	1,295,000	1,559,361
New York NY Municipal Water Finance Authority Series HH	5.00	6-15-2037	4,000,000	4,718,400
Western Nassau NY Water Authority Series A	5.00	4-1-2027	385,000	454,069
Western Nassau NY Water Authority Series A	5.00	4-1-2028	300,000	352,968
Western Nassau NY Water Authority Series B	5.00	4-1-2024	430,000	497,286
Western Nassau NY Water Authority Series B	5.00	4-1-2026	755,000	893,988

				9,376,072

				219,301,940

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  31

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
North Carolina: 0.12%

Miscellaneous Revenue: 0.12%
North Carolina Grant Anticipation Vehicle Bond	5.00%	3-1-2029	$2,470,000	$2,910,253
Onslow County NC Limited Obligation Series A	4.00	6-1-2022	90,000	96,404

				3,006,657

Ohio: 1.86%

Education Revenue: 0.04%
Summit County OH Port Authority University of Akron Student Housing Project Prerefunded Bond	5.25	1-1-2024	685,000	702,009
Summit County OH Port Authority University of Akron Student Housing Project Unrefunded Bond	5.25	1-1-2024	315,000	322,821

				1,024,830

GO Revenue: 0.09%
Columbus OH Various Purposes Series 2	5.00	7-1-2026	1,775,000	2,222,637

Health Revenue: 0.05%
Hamilton OH Hospital Facilities UC Health	5.00	9-15-2035	1,100,000	1,361,888

Miscellaneous Revenue: 0.60%
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2024	4,815,000	5,739,576
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2025	2,095,000	2,491,185
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2025	500,000	607,920
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2026	600,000	724,566
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2028	1,250,000	1,505,125
JobsOhio Beverage System Statewide Liquor Profits Senior Lien Series A	5.00	1-1-2022	2,500,000	2,675,000
Ohio Building Authority Series A	5.00	10-1-2024	1,000,000	1,058,980
RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	770,000	770,932

				15,573,284

Tax Revenue: 0.12%
Cleveland OH Subordinate Lien Income Tax Refunding Bond Series B-1	5.00	10-1-2030	2,500,000	3,138,725

Tobacco Revenue: 0.09%
Buckeye OH Tobacco Settlement Financing Authority Refunding Bond	4.00	6-1-2038	2,100,000	2,406,810

Transportation Revenue: 0.04%
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1	5.25	2-15-2029	1,000,000	1,110,190

Utilities Revenue: 0.43%
Cleveland OH Public Power System Refunding Bond (AGM Insured)	5.00	11-15-2033	625,000	792,069
Hamilton OH Electric System Improvement & Refunding Bond (BAM Insured)	4.00	10-1-2034	710,000	830,089
Hamilton OH Electric System Improvement & Refunding Bond (BAM Insured)	4.00	10-1-2035	1,000,000	1,159,240
Lancaster OH Port Authority Gas Supply (Royal Bank of Canada LIQ)	5.00	8-1-2049	3,000,000	3,500,730
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series A	3.25	9-1-2029	1,000,000	1,027,400

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Ohio Combined Hydroelectric Project American Municipal Power Series A	5.00%	2-15-2024	$400,000	$463,760
Ohio Combined Hydroelectric Project American Municipal Power Series A	5.00	2-15-2029	2,700,000	3,532,869

				11,306,157

Water & Sewer Revenue: 0.40%
Ohio Water Development Authority Pollution Control Series A	5.00	12-1-2031	1,000,000	1,262,960
Ohio Water Development Authority Pollution Control Series A	5.00	12-1-2037	7,000,000	9,303,210

				10,566,170

				48,710,691

Oklahoma: 2.55%

Education Revenue: 0.03%
Oklahoma Agricultural and Mechanical Colleges Refunding Bond Series A	4.00	9-1-2036	750,000	888,383

Miscellaneous Revenue: 2.17%
Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2024	2,905,000	3,398,037
Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2025	3,055,000	3,678,037
Canadian County OK Education Facilities Authority Mustang Public Schools Project	4.00	9-1-2025	1,110,000	1,285,413
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2027	2,000,000	2,458,500
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2028	2,180,000	2,668,037
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2026	1,000,000	1,237,890
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2027	1,000,000	1,229,750
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2028	1,285,000	1,573,547
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2027	700,000	877,268
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2028	400,000	499,720
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2029	250,000	311,005
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2031	675,000	831,141
Comanche County OK Educational Facilities Authority Elgin Public Schools Project Series A	5.00	12-1-2032	1,600,000	1,900,224
Cushing OK Educational Facilities Authority	5.00	9-1-2022	2,210,000	2,416,723
Custer County OK EDA Thomas-Fay-Custer Public Schools Project	4.00	12-1-2027	1,255,000	1,487,915
Custer County OK EDA Thomas-Fay-Custer Public Schools Project	4.00	12-1-2029	1,430,000	1,734,762
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2026	1,230,000	1,462,396
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2027	1,240,000	1,468,272
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2020	455,000	458,253
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2026	1,000,000	1,191,230
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2027	1,245,000	1,479,956
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2023	1,000,000	1,139,800
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2024	1,075,000	1,267,113

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  33

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00%	9-1-2025	$500,000	$606,185
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2028	1,160,000	1,388,508
McClain County OK EDA Educational Facilities Blanchard Public Schools Project	4.00	9-1-2027	600,000	699,390
McClain County OK EDA Educational Facilities Blanchard Public Schools Project	4.00	9-1-2028	670,000	789,863
McClain County OK EDA Educational Facilities Blanchard Public Schools Project	4.00	9-1-2029	615,000	730,706
Muskogee OK Industrial Trust Educational Facilities	4.00	9-1-2029	3,000,000	3,606,600
Muskogee OK Industrial Trust Educational Facilities	4.00	9-1-2032	3,000,000	3,484,140
Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2020	1,250,000	1,258,650
Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2021	1,000,000	1,048,670
Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2022	1,000,000	1,089,920
Oklahoma Development Finance Authority	4.00	6-1-2023	1,270,000	1,381,811
Oklahoma Development Finance Authority	5.00	6-1-2023	1,230,000	1,392,581
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2030	500,000	659,280
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2031	520,000	681,470
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2032	550,000	714,494
Tulsa County OK Industrial Authority Educational Facilities Glenpool Public Schools Project Series A	5.00	9-1-2025	880,000	1,062,926

				56,650,183

Tax Revenue: 0.17%
Oklahoma City OK Public Property Authority	5.00	10-1-2026	1,495,000	1,705,376
Oklahoma City OK Public Property Authority	5.00	10-1-2027	1,140,000	1,294,196
Oklahoma City OK Public Property Authority	5.00	10-1-2028	1,265,000	1,430,601

				4,430,173

Utilities Revenue: 0.15%
Claremore OK Public Works Authority	4.00	6-1-2022	2,595,000	2,763,675
Claremore OK Public Works Authority	4.00	6-1-2023	1,010,000	1,076,044

				3,839,719

Water & Sewer Revenue: 0.03%
McGee Creek OK Water Authority (National Insured)	6.00	1-1-2023	710,000	764,280

				66,572,738

Oregon: 0.87%

Airport Revenue: 0.10%
Portland International Airport Refunding Bond Series 26A	4.00	7-1-2037	565,000	650,778
Portland International Airport Refunding Bond Series 26A	5.00	7-1-2033	400,000	514,664
Portland International Airport Refunding Bond Series 26B	5.00	7-1-2033	530,000	681,930
Portland International Airport Refunding Bond Series 26B	5.00	7-1-2037	705,000	892,713

				2,740,085

GO Revenue: 0.66%
Benton & Linn Counties OR Corvallis School District Series B (AGM Insured)	5.00	6-15-2031	5,110,000	6,644,840
Multnomah, Washington, & Clackamas Counties OR Series A	4.00	6-1-2034	7,000,000	8,664,180
Washington & Multnomah Counties OR Beaverton School District Series D (AGM Insured)	5.00	6-15-2035	1,500,000	1,870,080

				17,179,100

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.11%
Medford OR Hospital Facilities Authority	5.00%	10-1-2020	$1,155,000	$1,163,016
Oregon Facilities Authority Samaritan Health Services Project Series A	5.00	10-1-2026	1,500,000	1,790,295

				2,953,311

				22,872,496

Pennsylvania: 9.82%

Airport Revenue: 0.04%
Philadelphia PA Airport Refunding Bond Series A	5.00	7-1-2028	315,000	384,987
Philadelphia PA Airport Refunding Bond Series A	5.00	7-1-2031	450,000	540,464

				925,451

Education Revenue: 1.37%
Adams County PA IDA Gettysburg College Project	5.00	8-15-2024	1,500,000	1,508,040
Adams County PA IDA Gettysburg College Project	5.00	8-15-2025	1,500,000	1,508,040
Chester County PA IDA Collegium Charter School Project Series A	5.00	10-15-2027	1,500,000	1,600,410
Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	4,000,000	4,196,240
Northampton County PA General Purpose Authority College Refunding Bond	5.00	11-1-2027	1,000,000	1,255,840
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2026	885,000	943,136
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2028	660,000	697,613
Pennsylvania HEFAR Series AQ	5.00	6-15-2023	6,090,000	6,809,899
Pennsylvania HEFAR Series AR	5.00	6-15-2025	1,000,000	1,184,350
Pennsylvania HEFAR Series AS	5.00	6-15-2025	1,575,000	1,865,351
Pennsylvania HEFAR Series AS	5.00	6-15-2027	2,190,000	2,643,418
Pennsylvania HEFAR Series LL1	5.00	11-1-2020	590,000	592,289
Pennsylvania HEFAR Series LL1	5.00	11-1-2022	1,310,000	1,341,152
Pennsylvania Public School Building Authority	5.00	5-1-2023	2,185,000	2,417,506
Pennsylvania Public School Building Authority	5.00	6-15-2025	2,265,000	2,617,525
Philadelphia PA IDA	6.13	6-15-2023	645,000	683,610
Philadelphia PA IDA	5.88	6-15-2022	510,000	530,543
Philadelphia PA IDA	7.00	5-1-2026	740,000	764,931
Philadelphia PA IDA Master Charter School Aid	5.00	8-1-2020	110,000	110,416
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	6.25	5-1-2021	65,000	66,717
Philadelphia PA Public School Building Authority (BAM Insured)	5.00	6-15-2026	2,000,000	2,358,700

				35,695,726

GO Revenue: 3.92%
Allegheny County PA Moon Area School District Series A	5.00	11-15-2024	3,425,000	4,015,162
Allegheny County PA Series 72	5.25	12-1-2033	4,045,000	4,633,952
Central Dauphin PA School District	5.00	2-1-2030	1,110,000	1,377,532
Chester & Lancaster Counties PA Octorara Area School District (AGM Insured)	4.00	4-1-2029	1,020,000	1,250,163
Johnstown PA School District (AGM Insured)	5.00	8-1-2024	2,730,000	2,853,369
Lancaster PA Series A	4.00	11-1-2027	500,000	609,480
Lancaster PA Series B	4.00	11-1-2028	535,000	653,807
Lancaster PA Series B	4.00	11-1-2033	460,000	541,724
Norristown PA Area School District Montgomery County Series 2018 (BAM Insured)	5.00	9-1-2035	2,035,000	2,464,487
Pennsylvania Hills PA School District (BAM Insured)	4.00	10-1-2021	1,460,000	1,526,999
Philadelphia PA (AGM Insured)	5.00	8-1-2025	7,000,000	8,513,960
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	2,200,000	2,304,962
Philadelphia PA School District Refunding Bond Series D	5.00	9-1-2022	3,750,000	4,082,100
Philadelphia PA School District Refunding Bond Series E	5.25	9-1-2021	1,490,000	1,501,071

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  35

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Philadelphia PA School District Refunding Bond Series F	5.00%	9-1-2028	$5,000,000	$6,108,100
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2029	5,000,000	6,081,600
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2031	1,240,000	1,493,580
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2032	1,000,000	1,198,640
Philadelphia PA Series A	5.00	8-1-2024	1,000,000	1,164,110
Philadelphia PA Series A	5.00	7-15-2026	3,000,000	3,455,580
Philadelphia PA Series A	5.00	8-1-2027	1,685,000	2,119,174
Philadelphia PA Series A	5.00	8-1-2033	2,020,000	2,465,955
Philadelphia PA Series A	5.25	7-15-2028	2,590,000	2,987,228
Philadelphia PA Series A	5.25	7-15-2029	4,410,000	5,091,389
Philadelphia PA Series A	5.25	7-15-2032	4,380,000	5,036,869
Philadelphia School District Series A	5.00	9-1-2032	2,300,000	2,915,089
Philadelphia School District Series C	5.00	9-1-2033	6,180,000	7,788,407
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,000,000	1,172,310
Pittsburgh PA Series A	4.00	9-1-2022	1,000,000	1,072,760
Pittsburgh PA Series A	5.00	9-1-2022	2,060,000	2,254,114
Pittsburgh PA Series A	5.00	9-1-2023	3,810,000	4,181,132
Reading Berks PA Series A (BAM Insured)	5.00	11-1-2026	1,000,000	1,219,660
Reading PA School District	5.00	4-1-2021	3,120,000	3,218,342
Reading PA School District (AGM Insured)	5.00	3-1-2037	2,000,000	2,392,160
Reading PA School District (AGM Insured)	5.00	3-1-2038	1,735,000	2,064,320
Scranton Lackawanna County PA School District Bond Series A (BAM Insured)	5.00	6-1-2037	500,000	612,620

				102,421,907

Health Revenue: 0.96%
Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2037	2,000,000	2,247,540
Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2039	2,360,000	2,636,734
Allegheny County PA Hospital Development Authority Series A	5.00	7-15-2031	3,750,000	4,682,700
Allegheny County PA Hospital Development Authority Series B (National Insured)	6.00	7-1-2025	2,605,000	3,197,924
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.00	7-15-2025	155,000	182,967
Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2025	1,340,000	1,432,835
Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2026	1,370,000	1,454,474
Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2027	1,225,000	1,296,099
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2037	1,000,000	1,099,880
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2031	1,000,000	1,269,560
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2034	1,650,000	2,055,389
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2035	1,450,000	1,798,435
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0876 (Royal Bank of Canada LIQ) 144Aø	0.16	8-15-2027	1,750,000	1,750,000

				25,104,537

Miscellaneous Revenue: 1.80%
Delaware County PA Vocational & Technical School Authority (BAM Insured)	5.25	11-1-2033	2,000,000	2,277,620
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2028	435,000	556,648
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2029	465,000	592,489
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2030	375,000	475,298
Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2022	3,015,000	3,317,344
Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2023	1,900,000	2,163,644

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00%	11-1-2024	$1,660,000	$1,952,343
Pennsylvania Public School Building Authority (BAM Insured)	4.00	5-15-2021	500,000	515,740
Pennsylvania Public School Building Authority (BAM Insured)	4.00	5-15-2022	1,000,000	1,028,810
Pennsylvania Public School Building Authority	5.00	4-1-2029	1,000,000	1,078,730
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	1,995,000	2,499,037
Pennsylvania Public School Building Authority City of Harrisburg Project Series A (AGM Insured)	5.00	12-1-2028	3,500,000	4,233,845
Pennsylvania Public School Building Authority City of Harrisburg Project Series A (AGM Insured)	5.00	12-1-2033	4,425,000	5,234,111
Pennsylvania Public School Building Authority Philadelphia School District Project	5.00	4-1-2024	2,000,000	2,157,460
Pennsylvania Public School Building Authority Series B (AGM Insured)	5.00	6-1-2029	2,000,000	2,594,000
Pennsylvania Public School Building Authority Series B-2 (BAM Insured)	5.00	12-1-2024	1,250,000	1,461,400
Pennsylvania Public School Building Authority Series B-2 (BAM Insured)	5.00	12-1-2025	1,250,000	1,454,938
Pennsylvania Public School Building Authority Series B-2 (BAM Insured)	5.00	12-1-2026	1,250,000	1,448,500
Pennsylvania Public School Building Authority Series B-2 (BAM Insured)	5.00	12-1-2027	1,010,000	1,167,570
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2031	3,630,000	4,469,583
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2034	1,800,000	2,182,932
Southeastern Pennsylvania Transportation Authority	5.00	3-1-2028	725,000	933,575
York County PA School of Technology Authority Series A (BAM Insured)	5.00	2-15-2024	1,590,000	1,837,865
York County PA School of Technology Authority Series B (BAM Insured)	5.00	2-15-2027	800,000	931,672
York County PA School of Technology Authority Series B (BAM Insured)	5.00	2-15-2029	500,000	580,310

				47,145,464

Resource Recovery Revenue: 0.25%
Lancaster County PA Solid Waste Management Authority Series A	5.25	12-15-2028	5,665,000	6,565,565

Tobacco Revenue: 0.24%
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2027	2,500,000	3,094,200
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2028	2,500,000	3,160,500

				6,254,700

Transportation Revenue: 0.86%
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2038	1,000,000	1,126,600
Pennsylvania Turnpike Commission Refunding Bond	5.00	6-1-2027	1,000,000	1,216,330
Pennsylvania Turnpike Commission Refunding Bond	5.00	12-1-2033	3,780,000	4,297,520
Pennsylvania Turnpike Commission Refunding Bond (AGM Insured)	6.00	12-1-2030	4,220,000	5,642,646
Pennsylvania Turnpike Commission Subordinate Bond Series B	5.00	6-1-2031	5,000,000	5,928,700
Pennsylvania Turnpike Commission Subordinate Bond Series C (AGM Insured)	6.25	6-1-2033	1,350,000	1,731,848
Pennsylvania Turnpike Commission Subordinate Bond Series E	6.38	12-1-2038	2,000,000	2,509,620

				22,453,264

Water & Sewer Revenue: 0.38%
Bucks County PA Water & Sewer Authority Water System (AGM Insured)	5.00	12-1-2026	2,400,000	2,560,440
Pennsylvania Capital Region Water System Series of 2017	5.00	7-15-2030	1,180,000	1,465,678
Pennsylvania Capital Region Water System Series of 2018	5.00	7-15-2030	1,500,000	1,911,975
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2027	1,535,000	1,943,648
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2033	1,760,000	2,180,710

				10,062,451

				256,629,065

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  37

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
South Carolina: 0.51%

Education Revenue: 0.30%
South Carolina Education Assistance Authority Student Loan Series I	5.00%	10-1-2024	$1,140,000	$1,140,673
South Carolina Jobs EDA Furman University Project	5.00	10-1-2028	700,000	814,555
South Carolina Jobs EDA Furman University Project	5.00	10-1-2030	1,885,000	2,178,023
South Carolina Jobs EDA Furman University Project	5.00	10-1-2031	2,155,000	2,479,996
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.00	11-1-2033	1,090,000	1,192,013

				7,805,260

Miscellaneous Revenue: 0.21%
Laurens County SC Education Assistance for District #55	5.00	12-1-2021	1,000,000	1,064,200
Laurens County SC Education Assistance for District #55	5.00	12-1-2022	1,250,000	1,373,050
Laurens County SC Education Assistance for District #55	5.00	12-1-2025	1,000,000	1,202,930
Scago SC Educational Facilities Corporation for Sumter County School District #17	5.00	12-1-2022	1,720,000	1,846,454

				5,486,634

				13,291,894

Tennessee: 1.16%

Education Revenue: 0.03%
Franklin County TN HEFA	4.00	9-1-2024	250,000	269,260
Franklin County TN HEFA	5.00	9-1-2030	560,000	612,002

				881,262

Housing Revenue: 0.16%
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2023	750,000	782,100
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2028	1,000,000	1,040,600
Greeneville TN HEFA People Road Portfolio Project	1.45	12-1-2022	2,215,000	2,248,845

				4,071,545

Utilities Revenue: 0.97%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	11,000,000	12,454,750
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	12,120,000	13,045,241

				25,499,991

				30,452,798

Texas: 8.72%

Airport Revenue: 0.48%
Galveston TX Wharves & Terminal	5.00	2-1-2026	2,000,000	2,015,820
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2033	3,010,000	3,705,129
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2034	3,500,000	4,297,475
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2035	2,000,000	2,445,980

				12,464,404

Education Revenue: 0.25%
Houston TX Higher Education Finance Corporation Series A	4.00	2-15-2022	270,000	279,609
Texas Woman’s University Financing System	4.00	7-1-2020	1,000,000	1,000,000
University of Houston Texas Series B	5.25	7-1-2026	4,225,000	5,349,568

				6,629,177

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue: 4.01%
Austin TX Independent School District Series B	5.00%	8-1-2023	$3,805,000	$4,341,505
Austin TX Independent School District Series B	5.00	8-1-2024	3,970,000	4,693,294
Austin TX Independent School District Series B	5.00	8-1-2025	2,050,000	2,501,410
Austin TX Independent School District Series B	5.00	8-1-2026	1,450,000	1,762,809
Austin TX Public Improvement Bond	5.00	9-1-2030	960,000	1,224,202
Bexar County TX Combination Tax Certificate of Obligation	5.00	6-15-2024	1,000,000	1,180,050
Bexar County TX Hospital District Refunding Bond	5.00	2-15-2037	1,250,000	1,557,150
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2023	1,350,000	1,514,349
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2026	1,000,000	1,204,350
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2027	1,300,000	1,563,679
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2023	1,395,000	1,555,495
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2026	1,000,000	1,181,010
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2030	1,130,000	1,312,755
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2031	1,000,000	1,157,770
Del Rio TX Refunding Bond (BAM Insured)	4.00	6-1-2023	720,000	792,360
Del Rio TX Refunding Bond (BAM Insured)	4.00	6-1-2024	745,000	841,284
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2023	1,990,000	2,266,809
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2024	1,145,000	1,352,073
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2025	1,000,000	1,173,830
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2030	1,000,000	1,172,520
El Paso County TX Hospital District	5.00	8-15-2028	2,045,000	2,164,244
El Paso County TX Refunding Bond Series A	5.00	2-15-2031	2,000,000	2,445,620
El Paso County TX Refunding Bond Series A	5.00	2-15-2032	2,120,000	2,581,969
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	4.00	3-1-2026	755,000	869,081
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2022	1,000,000	1,077,070
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2023	620,000	696,018
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2024	1,660,000	1,932,871
Fort Worth TX Independent School District Unlimited Tax Refunding and School Building Bond	5.00	2-15-2026	3,000,000	3,699,870
Harris County TX Tax Road Refunding Bond Series 2014-A	5.00	10-1-2025	8,445,000	10,043,470
Harris County TX Tax Road Refunding Bond Series 2015-A	5.00	10-1-2025	4,215,000	5,172,859
Harris County TX Toll Road Project Series C (AGM Insured)	5.25	8-15-2027	4,000,000	5,227,520
Hays County TX Limited Tax Bond	5.00	2-15-2026	650,000	801,236
Hays County TX Limited Tax Bond	5.00	2-15-2027	1,000,000	1,264,370
Hays County TX Limited Tax Refunding Bond	5.00	2-15-2023	1,750,000	1,958,653
Midlothian TX Independent School District Refunding Bond Series C	2.00	8-1-2051	4,535,000	4,755,809
Plano TX	5.00	9-1-2030	2,155,000	2,722,325
San Antonio TX Certificate of Obligation	5.00	8-1-2036	3,990,000	5,065,505
San Antonio TX Independent School District Unlimited Tax Series 2018	5.00	8-15-2037	2,000,000	2,380,780
Texas Independent School District Refunding Bond	5.00	8-15-2025	2,260,000	2,756,929
Texas Veterans Bond Series B (FHLB SPA) ø	0.12	6-1-2046	10,650,000	10,650,000
Viridian TX Municipal Management District Unlimited Road Improvement Bond (BAM Insured)	4.00	12-1-2026	610,000	687,775
Viridian TX Municipal Management District Unlimited Road Improvement Bond (BAM Insured)	4.00	12-1-2027	635,000	713,619
Viridian TX Municipal Management District Unlimited Road Improvement Bond (BAM Insured)	4.00	12-1-2030	710,000	784,018

				104,800,315

Health Revenue: 0.28%
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health System Series B	5.00	7-1-2049	4,000,000	4,807,160
Residual Interest Bond Floater Trust Certificates Series 2019-010 (Barclays Bank plc LOC) 144Aø	0.28	11-15-2046	2,500,000	2,500,000

				7,307,160

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  39

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 0.53%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series2019-MIZ9010 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.48%	4-1-2034	$3,750,000	$3,750,000
San Antonio TX Housing Trust Finance Corporation Majestic Ranch Apartments LP (FHA Insured)	1.40	7-1-2022	10,000,000	10,100,100

				13,850,100

Miscellaneous Revenue: 0.28%
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2026	565,000	705,346
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2029	400,000	509,100
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2030	500,000	633,205
Lower Colorado River TX Authority	5.50	5-15-2031	2,500,000	2,828,175
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2026	1,000,000	1,207,010
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2027	1,250,000	1,507,388

				7,390,224

Resource Recovery Revenue: 0.27%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Bond Series D ø	1.95	11-1-2040	7,000,000	7,000,000

Tax Revenue: 0.51%
Houston TX Old Spanish Trail Almeda Corridors Redevelopment Authority (BAM Insured)	4.00	9-1-2031	1,540,000	1,826,609
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2027	1,880,000	2,088,755
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2029	2,390,000	2,650,964
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2030	1,500,000	1,662,210
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2031	1,000,000	1,108,140
Texas Transportation Commission Highway Fund Series A	5.00	10-1-2025	3,250,000	3,981,023

				13,317,701

Transportation Revenue: 0.81%
Central Texas Regional Mobility Authority Series B	5.00	1-1-2045	8,000,000	8,006,240
Texas Grand Parkway Transportation Corporation System Series A	5.00	10-1-2034	1,500,000	1,889,055
Texas Private Activity Bond Surface Transportation Corporation	7.50	6-30-2032	2,000,000	2,011,800
Texas Private Activity Bond Surface Transportation Corporation	7.50	6-30-2033	2,000,000	2,011,800
Texas Private Activity Surface Transportation Corporation Senior Lien Series A	5.00	12-31-2035	3,000,000	3,624,750
Texas Private Activity Surface Transportation Corporation Senior Lien Series A	5.00	12-31-2036	3,000,000	3,613,560

				21,157,205

Utilities Revenue: 0.77%
Austin TX Refunding Bond (National Insured)	5.25	5-15-2025	1,400,000	1,573,096
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2026	2,190,000	2,636,629
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2029	1,500,000	1,796,700
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2030	2,500,000	2,990,325
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Series 2012	5.00	12-15-2021	3,945,000	4,148,759
Texas Municipal Gas Acquisition & Supply Corporation Series B	5.00	12-15-2022	5,000,000	5,425,950
Weatherford TX Utility System Improvement & Refunding Bond (AGM Insured)	5.00	9-1-2025	1,000,000	1,207,870
Weatherford TX Utility System Improvement & Refunding Bond (AGM Insured)	5.00	9-1-2026	375,000	454,429

				20,233,758

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.53%
Amarillo TX Waterworks and Sewer System Bond Series B	5.00%	4-1-2028	$645,000	$834,320
Houston TX Utilities Systems Series A	5.25	11-15-2031	3,000,000	3,054,210
North Harris County TX Regional Water Authority Senior Lien (BAM Insured)	5.00	12-15-2029	1,215,000	1,343,037
Tarrant TX Water Project Refunding Bond	4.00	2-1-2027	1,000,000	1,173,920
Texas Water Development Board State Implementation Series A	4.00	10-15-2032	3,000,000	3,622,980
Texas Water Development Board State Revolving Fund Bond	4.00	8-1-2037	3,000,000	3,688,080

				13,716,547

				227,866,591

Utah: 0.34%

Education Revenue: 0.11%
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2021	400,000	410,200
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2022	400,000	422,872
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2023	400,000	435,368
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2024	450,000	501,633
Utah Charter School Finance Authority Refunding Bond (CSCE Insured) 144A	4.50	6-15-2027	1,025,000	1,095,592

				2,865,665

GO Revenue: 0.08%
Canyons UT Board of Education Utah School Bond Guaranty Program (AGM Insured)	5.00	6-15-2022	1,860,000	2,030,841

Miscellaneous Revenue: 0.15%
West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2028	1,000,000	1,249,950
West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2032	1,555,000	1,909,711
West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2033	645,000	788,100

				3,947,761

				8,844,267

Virginia: 0.50%

Education Revenue: 0.13%
Virginia Small Business Financing Authority	5.25	10-1-2029	3,000,000	3,542,400

Tax Revenue: 0.08%
Greater Richmond VA Convention Center	5.00	6-15-2025	1,000,000	1,117,300
Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	386,000	216,515
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,772,000	79,456
Marquis VA CDA Series B	5.63	9-1-2041	1,274,000	691,757

				2,105,028

Transportation Revenue: 0.29%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	7,000,000	7,550,620

				13,198,048

Washington: 4.62%

Education Revenue: 0.05%
Washington EDFA	5.00	6-1-2028	1,000,000	1,166,970

GO Revenue: 2.01%
King & Pierce Counties WA Auburn School District #408 (AGM Insured)	4.00	12-1-2034	4,075,000	4,947,091
King County WA Federal Way School District #210 (AGM Insured)	4.00	12-1-2023	4,085,000	4,586,311

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  41

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00%	12-1-2026	$775,000	$922,886
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	1,600,000	1,884,688
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2031	6,665,000	7,776,722
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2032	2,905,000	3,372,298
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2033	7,045,000	8,149,515
Seattle WA Refunding Bond Series A	5.00	6-1-2024	6,345,000	7,479,930
Washington Various Purposes Bond Series C	5.00	2-1-2034	5,800,000	6,980,416
Washington Various Purposes Refunding Bond Series B	5.00	7-1-2028	4,000,000	4,912,400
Yakima County WA West Valley School District #208 (AGM Insured)	5.00	12-1-2032	1,200,000	1,559,568

				52,571,825

Health Revenue: 0.76%
Washington HCFR Fred Hutchinson Cancer Research Center (SIFMA Municipal Swap +1.05%) ±	1.18	1-1-2042	10,000,000	10,027,900
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2023	4,000,000	4,386,000
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2026	2,250,000	2,641,275
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2027	1,050,000	1,226,883
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2028	1,350,000	1,572,858

				19,854,916

Housing Revenue: 0.20%
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2032	1,955,000	2,453,760
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2033	1,550,000	1,933,222
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2034	655,000	814,067

				5,201,049

Miscellaneous Revenue: 0.81%
Washington Certificate of Participation Series B	5.00	7-1-2035	1,335,000	1,709,788
Washington Certificate of Participation Series B	5.00	7-1-2037	1,585,000	2,014,820
Washington Lease FYI Properties Refunding Bond	5.00	6-1-2034	6,000,000	7,375,200
Washington Motor Vehicle Fuel Tax Refunding Bond Series D	5.00	7-1-2031	5,830,000	6,879,750
Washington Office Building Refunding Bond	5.00	7-1-2026	2,750,000	3,219,205

				21,198,763

Resource Recovery Revenue: 0.22%
Seattle WA Solid Waste System Improvement & Refunding Bond	4.00	6-1-2033	1,175,000	1,334,941
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2027	620,000	765,731
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2028	1,455,000	1,795,121
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2029	1,525,000	1,877,534

				5,773,327

Utilities Revenue: 0.57%
Chelan County WA Public Utility District #1 Refunding Bond Series A	4.00	7-1-2037	2,750,000	3,320,268
Chelan County WA Public Utility District #1 Refunding Bond Series A	4.00	7-1-2038	2,805,000	3,375,341
Energy Northwest Washington Wind Project	5.00	7-1-2022	1,185,000	1,287,123
Lewis County WA Public Utility District Refunding Bond	5.25	4-1-2032	6,115,000	6,990,851

				14,973,583

				120,740,433

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
West Virginia: 0.74%

GO Revenue: 0.31%
Ohio County WV Public School Bond	3.00%	6-1-2027	$2,740,000	$3,104,530
West Virginia State Road Bond Series 2018 B	5.00	12-1-2036	4,000,000	5,065,960

				8,170,490

Health Revenue: 0.06%
West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2031	375,000	447,315
West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2032	980,000	1,162,231

				1,609,546

Miscellaneous Revenue: 0.37%
West Virginia EDA Excess Lottery Series A	5.00	7-1-2038	2,980,000	3,696,899
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2026	1,520,000	1,831,858
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2027	1,595,000	1,924,862
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2029	1,755,000	2,106,491

				9,560,110

				19,340,146

Wisconsin: 0.84%

Education Revenue: 0.26%
Wisconsin PFA Charter School Voyager Foundation Incorporate Project Series A	6.00	10-1-2032	1,475,000	1,654,626
Wisconsin PFA KU Campus Development Corporation Central District Development Project	5.00	3-1-2032	4,315,000	5,070,039

				6,724,665

Health Revenue: 0.38%
Wisconsin HEFA Series A	4.00	11-15-2039	2,250,000	2,458,755
Wisconsin HEFA Series A	5.00	7-15-2021	3,500,000	3,669,680
Wisconsin HEFA Series A	5.00	11-15-2023	3,500,000	3,957,065

				10,085,500

Housing Revenue: 0.15%
Wisconsin Tender Option Bond Trust Receipts/Certificates Series 2019-XF2821 (Mizuho Bank Limited LOC, Mizuho Bank Limited LIQ) 144Aø	0.73	1-1-2026	3,860,000	3,860,000

Miscellaneous Revenue: 0.05%
Milwaukee WI RDA Public Schools	5.00	11-15-2029	420,000	515,865
Milwaukee WI RDA Public Schools	5.00	11-15-2030	635,000	778,199

				1,294,064

				21,964,229

Total Municipal Obligations (Cost $2,457,795,615)				2,603,695,594

Total investments in securities (Cost $2,457,795,615)	99.60%	2,603,695,594

Other assets and liabilities, net	0.40	10,507,656

Total net assets	100.00%	$2,614,203,250

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  43

Portfolio of investments—June 30, 2020

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
##	All or a portion of this security is segregated for when-issued securities.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

BAM	Build America Mutual Assurance Company

CAB	Capital appreciation bond

CDA	Community Development Authority

CSCE	Charter School Credit Enhancement

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

National	National Public Finance Guarantee Corporation

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SFMR	Single-family mortgage revenue

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $2,457,795,615)	$2,603,695,594
Cash	169,731
Receivable for investments sold	975,000
Receivable for Fund shares sold	2,771,766
Receivable for interest	28,120,603
Prepaid expenses and other assets	36,068

Total assets	2,635,768,762

Liabilities
Payable for investments purchased	15,284,619
Payable for Fund shares redeemed	3,527,171
Management fee payable	729,943
Dividends payable	1,820,760
Administration fees payable	143,205
Distribution fee payable	12,075
Trustees’ fees and expenses payable	3,561
Accrued expenses and other liabilities	44,178

Total liabilities	21,565,512

Total net assets	$2,614,203,250

Net assets consist of
Paid-in capital	$2,511,668,364
Total distributable earnings	102,534,886

Total net assets	$2,614,203,250

Computation of net asset value and offering price per share
Net assets – Class A	$249,724,446
Shares outstanding – Class A1	21,304,037
Net asset value per share – Class A	$11.72
Maximum offering price per share – Class A2	$12.08
Net assets – Class C	$19,081,929
Shares outstanding – Class C1	1,627,910
Net asset value per share – Class C	$11.72
Net assets – Class R6	$1,159,305,004
Shares outstanding – Class R6[1]	98,790,155
Net asset value per share – Class R6	$11.74
Net assets – Administrator Class	$60,434,942
Shares outstanding – Administrator Class[1]	5,152,377
Net asset value per share – Administrator Class	$11.73
Net assets – Institutional Class	$1,125,656,929
Shares outstanding – Institutional Class[1]	95,892,427
Net asset value per share – Institutional Class	$11.74

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  45

Statement of operations—year ended June 30, 2020

Investment income
Interest	$78,989,571

Expenses
Management fee	9,983,255
Administration fees
Class A	417,455
Class C	36,181
Class R6	334,733
Administrator Class	174,710
Institutional Class	936,965
Shareholder servicing fees
Class A	652,174
Class C	56,518
Administrator Class	436,775
Distribution fee
Class C	169,514
Custody and accounting fees	91,684
Professional fees	52,121
Registration fees	123,853
Shareholder report expenses	97,204
Trustees’ fees and expenses	21,541
Other fees and expenses	56,430

Total expenses	13,641,113
Less: Fee waivers and/or expense reimbursements
Fund-level	(266,236)
Class A	(216,167)
Class C	(17,910)
Class R6	(3,219)
Administrator Class	(209,516)

Net expenses	12,928,065

Net investment income	66,061,506

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(11,184,895)
Net change in unrealized gains (losses) on investments	16,254,772

Net realized and unrealized gains (losses) on investments	5,069,877

Net increase in net assets resulting from operations	$71,131,383

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$66,061,506		$65,737,994
Net realized losses on investments		(11,184,895)		(4,121,284)
Net change in unrealized gains (losses) on investments		16,254,772		78,795,074

Net increase in net assets resulting from operations		71,131,383		140,411,784

Distributions to shareholders from net investment income and realized gains
Class A		(5,665,902)		(6,656,236)
Class C		(320,518)		(537,102)
Class R6		(27,533,926)		(13,953,353)[1]
Administrator Class		(3,954,214)		(4,326,110)
Institutional Class		(28,315,374)		(40,268,740)

Total distributions to shareholders		(65,789,934)		(65,741,541)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,965,506	34,620,862	2,268,249	25,839,853
Class C	144,337	1,694,521	236,883	2,686,470
Class R6	46,910,464	549,315,972	96,158,706 [1]	1,084,942,320 [1]
Administrator Class	5,072,549	59,288,034	6,429,407	73,171,373
Institutional Class	24,518,409	286,969,473	49,788,518	565,405,649

		931,888,862		1,752,045,665

Reinvestment of distributions
Class A	464,092	5,437,440	560,089	6,376,313
Class C	24,503	287,109	43,204	491,272
Class R6	821,396	9,637,135	552,098 [1]	6,337,313 [1]
Administrator Class	327,038	3,835,145	367,364	4,186,398
Institutional Class	2,101,021	24,658,105	2,596,341	29,571,995

		43,854,934		46,963,291

Payment for shares redeemed
Class A	(4,686,618)	(54,404,248)	(5,668,788)	(64,362,323)
Class C	(833,633)	(9,778,713)	(1,118,105)	(12,711,333)
Class R6	(34,293,227)	(395,802,003)	(11,359,282)[1]	(129,862,171)[1]
Administrator Class	(15,478,688)	(180,152,457)	(7,784,897)	(87,831,846)
Institutional Class	(33,441,703)	(390,400,383)	(120,238,740)	(1,354,090,765)

		(1,030,537,804)		(1,648,858,438)

Net increase (decrease) in net assets resulting from capital share transactions		(54,794,008)		150,150,518

Total increase (decrease) in net assets		(49,452,559)		224,820,761

Net assets
Beginning of period		2,663,655,809		2,438,835,048

End of period		$2,614,203,250		$2,663,655,809

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  47

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.66	$11.31	$11.46	$11.89	$11.47
Net investment income	0.26	0.28	0.27	0.27	0.26
Net realized and unrealized gains (losses) on investments	0.05	0.35	(0.15)	(0.42)	0.42

Total from investment operations	0.31	0.63	0.12	(0.15)	0.68
Distributions to shareholders from
Net investment income	(0.25)	(0.28)	(0.27)	(0.27)	(0.26)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.25)	(0.28)	(0.27)	(0.28)	(0.26)
Net asset value, end of period	$11.72	$11.66	$11.31	$11.46	$11.89
Total return[1]	2.72%	5.67%	1.08%	(1.27)%	5.99%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.80%	0.79%	0.80%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.18%	2.47%	2.38%	2.31%	2.23%
Supplemental data
Portfolio turnover rate	24%	14%	14%	19%	14%
Net assets, end of period (000s omitted)	$249,724	$263,113	$287,408	$359,649	$556,673

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.66	$11.31	$11.46	$11.89	$11.47
Net investment income	0.17	0.20	0.19	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.06	0.35	(0.15)	(0.42)	0.42

Total from investment operations	0.23	0.55	0.04	(0.24)	0.59
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.19)	(0.18)	(0.17)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.17)	(0.20)	(0.19)	(0.19)	(0.17)
Net asset value, end of period	$11.72	$11.66	$11.31	$11.46	$11.89
Total return[1]	1.95%	4.88%	0.32%	(2.01)%	5.20%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.55%	1.55%	1.54%	1.55%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.43%	1.73%	1.63%	1.56%	1.48%
Supplemental data
Portfolio turnover rate	24%	14%	14%	19%	14%
Net assets, end of period (000s omitted)	$19,082	$26,737	$35,421	$44,462	$56,601

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  49

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$11.67	$11.33
Net investment income	0.29	0.29
Net realized and unrealized gains (losses) on investments	0.07	0.34

Total from investment operations	0.36	0.63
Distributions to shareholders from
Net investment income	(0.29)	(0.29)
Net asset value, end of period	$11.74	$11.67
Total return[2]	3.11%	5.65%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.41%
Net expenses	0.40%	0.40%
Net investment income	2.48%	2.75%
Supplemental data
Portfolio turnover rate	24%	14%
Net assets, end of period (000s omitted)	$1,159,305	$996,477

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.67	$11.32	$11.47	$11.90	$11.48
Net investment income	0.27	0.29	0.28	0.28	0.27
Net realized and unrealized gains (losses) on investments	0.06	0.35	(0.15)	(0.42)	0.42

Total from investment operations	0.33	0.64	0.13	(0.14)	0.69
Distributions to shareholders from
Net investment income	(0.27)	(0.29)	(0.28)	(0.28)	(0.27)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.27)	(0.29)	(0.28)	(0.29)	(0.27)
Net asset value, end of period	$11.73	$11.67	$11.32	$11.47	$11.90
Total return	2.82%	5.77%	1.18%	(1.17)%	6.09%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.74%	0.73%	0.73%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.28%	2.57%	2.48%	2.39%	2.33%
Supplemental data
Portfolio turnover rate	24%	14%	14%	19%	14%
Net assets, end of period (000s omitted)	$60,435	$177,742	$183,624	$309,793	$802,527

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  51

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.68	$11.33	$11.47	$11.91	$11.49
Net investment income	0.28	0.31	0.30	0.30	0.29
Net realized and unrealized gains (losses) on investments	0.06	0.35	(0.14)	(0.43)	0.42

Total from investment operations	0.34	0.66	0.16	(0.13)	0.71
Distributions to shareholders from
Net investment income	(0.28)	(0.31)	(0.30)	(0.30)	(0.29)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.28)	(0.31)	(0.30)	(0.31)	(0.29)
Net asset value, end of period	$11.74	$11.68	$11.33	$11.47	$11.91
Total return	2.97%	5.93%	1.42%	(1.10)%	6.26%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.47%	0.47%	0.47%	0.47%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.44%
Net investment income	2.43%	2.72%	2.64%	2.58%	2.49%
Supplemental data
Portfolio turnover rate	24%	14%	14%	19%	14%
Net assets, end of period (000s omitted)	$1,125,657	$1,199,588	$1,932,382	$1,814,841	$1,260,636

The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  53

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $2,458,828,634 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$149,359,192

Gross unrealized losses	(4,492,232)

Net unrealized gains	$144,866,960

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $18,062,193 in short-term capital losses and $24,484,632 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$2,603,695,594	$0	$2,603,695,594

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

54  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.40% for Class R6 shares, 0.60% Administrator Class shares, and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $4,584 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  55

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $260,180,000 and $265,895,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $667,195,408 and $607,238,056, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $65,789,934 and $65,741,541 of tax-exempt income for the years ended June 30, 2020 and June 30, 2019, respectively.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$2,044,161	$144,866,960	$(42,546,825)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

56  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  57

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intermediate Tax/AMT-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

58  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  59

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

62  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Intermediate Tax/AMT-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

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Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the ten-year period ended December 31, 2019, and lower than its benchmark index for the one-, three, and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

64  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  65

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

66  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  67

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform ● A 529 account held on an Edward Jones platform ● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

68  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  69

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

70  |  Wells Fargo Intermediate Tax/AMT-Free Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00243 08-20

A251/AR251 06-20

Annual Report

June 30, 2020

Wells Fargo Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Municipal Bond Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Municipal Bond Fund

Letter to shareholders (unaudited)

Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Municipal Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Municipal Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (WMFAX)	4-8-2005	-2.10	2.90	4.23	2.54		3.84	4.72	0.78	0.75

Class C (WMFCX)	4-8-2005	0.77	3.07	3.93	1.77		3.07	3.93	1.53	1.50

Class R6 (WMBRX)[3]	7-31-2018	–	–	–	3.00	*	4.19	5.04	0.40	0.40

Administrator Class (WMFDX)	4-8-2005	–	–	–	2.78		4.00	4.89	0.72	0.60

Institutional Class (WMBIX)	3-31-2008	–	–	–	2.85		4.15	5.02	0.45	0.45

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.45		3.93	4.22	–	–
*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.43% for Class R6, 0.60% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2020.

∎	We tactically moved duration around during the period from modestly short to neutral relative to the benchmark. Overall duration positioning was a modest detractor from performance.

∎

Credit positioning detracted from performance as we were overweight lower investment-grade bonds (A-rated and BBB-rated) relative to higher investment-grade bonds (AAA-rated and AA-rated). Higher-grade bonds outperformed over the period.

∎

Sector allocation and security selection were detractors over the period. Underweights to both local and state general obligation (GO) bonds, electric revenue bonds, and education bonds detracted from performance as these sectors outperformed. Overweights to the industrial development revenue/pollution control revenue, transportation, leasing, and special tax sectors detracted as these sectors underperformed. Despite overweights to the water and sewer sector, which outperformed, we underperformed, indicating suboptimal selection with the sector.

∎	Yield-curve positioning contributed to performance over the 12-month period.

Effective maturity distribution as of June 30, 2020[6]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally, positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility, and more than $2.5 trillion in fiscal stimulus buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future. The fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Factors across the market influenced Fund performance.

Coming into the year, municipal bonds had positive momentum in terms of technical factors with reduced tax-exempt supply and positive fund flows. In fact, until the market volatility in March, the industry had more than 60 weeks of positive flows. This caused a supply/demand imbalance, which drove rates down and credit spreads tighter. There was a clear disconnect between technicals and fundamentals as investors reached for income wherever they could find it, which resulted in credit spreads near all-time tights and a very flat yield curve.

Please see footnotes on page 7.

8  |  Wells Fargo Municipal Bond Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2020[7]

As the year began, we continued an up-in-quality trade as we believed that higher investment-grade bonds represented better relative value and that credit spreads were vulnerable as the economy slowed. Despite this, we chose to keep a moderate overweight in lower investment-grade bonds, especially those that were seasoned and that we believed had good total return characteristics. We were overweight longer-intermediate and the long end of the curve out to 25 years, which aided performance as the longer-dated bonds outperformed.

The beginning of the second half of the year was a continuation of the first half. We did not reverse course as we felt the market was ripe for correction. We did not anticipate that the country’s response to the pandemic would be the catalyst for a correction, but we were pretty well positioned for it with duration short to the benchmark and higher overall credit quality, and we had lightened up on credits that we thought would be vulnerable in an economic downturn. The market had rallied through February, exceeding most market participants’ forecast for the entire year.

March was a turning point for the market and after 61 weeks of positive fund flows, which were supportive of municipal valuations, outflows began and they were extreme as the risk-off trade took hold. According to Lipper, during the week of March 18 there were outflows of $12.2 billion, a new record that was broken the following week, with $13.7 billion of outflows. The Fund experienced outflows as well, but we were not forced sellers as we had been maintaining between 3% and 5% cash equivalents in the portfolio.

With the markets in disarray and the short end of the market seizing up, the Fed began unprecedented support, first by cutting rates and second by announcing open-ended quantitative easing and targeted help to the municipal market through the Money Market Liquidity Facility and the Municipal Liquidity Facility. Not to be outdone, Congress passed four packages for about $3 trillion in aid across the economy.

This stabilized the markets and by mid-April the municipal market was on solid ground. High-grade bonds were in demand, but lower investment-grade and high-yield bond spreads remained wide, as did certain sectors, including transportation, education, and hospitals. We took advantage of this dislocation and began adding to lower investment-grade paper in late March that had been vetted by our analytical team and mispriced in the market, buying names such as New York MTA, Trinity College, and Seattle Cancer Care Alliance. We also used this opportunity to extend duration and focus on what we believed to be the sweet spot of the curve (20 to 25 years). Lower investment-grade paper continued to lag through early June but caught a bid and did well late in the month. Rates for high-grade paper are now at or near historical lows and credit spreads are tightening rapidly as technical factors once again drive the market higher in price.

Rates are likely to remain low over the foreseeable future, and rating downgrades expected but defaults in the investment-grade space to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we should see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions and many have already cut expenses and furloughed employees and are preparing to raise taxes. That doesn’t mean it will be easy, and we have seen and should continue to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. We believe a deep analytical bench and individual security selection will be important drivers of performance in the next year and we will rely heavily on our deep analytical bench for exhaustive bottom-up analysis. We expect to manage duration tactically, moving between 95% and 105% of benchmark depending on technicals and market opportunities. We will not be making wholesale sector changes but will look for prospects on a name-by-name basis across sectors seeking credits that our analysts have vetted and believe represent a strong relative-value opportunity.

Please see footnotes on page 7.

Wells Fargo Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,004.37	$3.69	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%

Class C

Actual	$1,000.00	$1,000.59	$7.46	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%

Class R6

Actual	$1,000.00	$1,007.08	$1.95	0.39%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$1.96	0.39%

Administrator Class

Actual	$1,000.00	$1,006.01	$2.99	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Institutional Class

Actual	$1,000.00	$1,005.88	$2.14	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	$2.16	0.43%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.88%

Alabama: 2.46%

Airport Revenue: 0.10%
Birmingham AL Airport Authority Revenue (BAM Insured) %%	4.00%	7-1-2036	$500,000	$571,620
Birmingham AL Airport Authority Revenue (BAM Insured) %%	4.00	7-1-2037	500,000	570,035
Birmingham AL Airport Authority Revenue (BAM Insured) %%	4.00	7-1-2038	400,000	454,900
Birmingham AL Airport Authority Revenue (BAM Insured) %%	5.00	7-1-2028	700,000	875,938
Birmingham AL Airport Authority Revenue (BAM Insured) %%	5.00	7-1-2029	750,000	955,020
Birmingham AL Airport Authority Revenue (BAM Insured) %%	5.00	7-1-2030	500,000	646,880
Birmingham AL Airport Authority Revenue (BAM Insured) %%	5.00	7-1-2032	600,000	766,158
Birmingham AL Airport Authority Revenue (BAM Insured) %%	5.00	7-1-2033	650,000	824,473

				5,665,024

GO Revenue: 0.07%
Birmingham AL CAB Series A1	5.00	3-1-2045	3,160,000	3,699,981

Health Revenue: 0.05%
UAB Medicine Finance Authority Series B	5.00	9-1-2034	1,000,000	1,272,740
UAB Medicine Finance Authority Series B	5.00	9-1-2035	1,000,000	1,267,100

				2,539,840

Tax Revenue: 0.72%
Alabama Federal Aid Highway Finance Authority Series A	5.00	6-1-2037	9,000,000	11,077,920
Alabama Federal Aid Highway Finance Authority Series A	5.00	9-1-2035	24,000,000	28,940,400

				40,018,320

Utilities Revenue: 1.41%
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	16,960,000	17,404,691
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	7,660,000	8,716,008
Southeast Alabama Gas Supply District Project #2 Series A	4.00	6-1-2049	28,850,000	31,778,564
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0184 (Morgan Stanley Bank LIQ) 144Aø	0.68	9-1-2046	20,000,000	20,000,000

				77,899,263

Water & Sewer Revenue: 0.11%
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2025	710,000	640,654
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2026	3,000,000	2,534,940
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,831,984

				6,007,578

				135,830,006

Alaska: 0.25%

Health Revenue: 0.25%
Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	11,300,000	11,321,809
Alaska IDA Tanana Chiefs Conference Project	5.00	10-1-2033	1,930,000	2,426,589

				13,748,398

Arizona: 1.98%

Education Revenue: 0.48%
Arizona Board of Regents University of Arizona Series C %%	5.00	8-1-2027	1,000,000	1,230,170
Arizona Board of Regents University of Arizona Series C %%	5.00	8-1-2029	1,005,000	1,289,435

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.75%	6-15-2038	$1,085,000	$1,085,575
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.88	6-15-2048	2,435,000	2,463,977
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	2,000,000	2,241,820
Phoenix AZ IDA Rowan University Project Series 2012	5.25	6-1-2034	1,000,000	1,048,940
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	7,375,000	7,215,553
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	6,385,000	6,337,368
Pima County AZ IDA Noah Webster Schools-Pima Project	7.00	12-15-2043	3,225,000	3,532,955

				26,445,793

Health Revenue: 0.26%
Arizona Health Facilities Authority Revenue Bond Banner Health Series 2012A	4.00	1-1-2043	5,565,000	5,657,769
Arizona Health Facilities Authority Revenue Bond Banner Health Series A	5.00	1-1-2044	5,000,000	5,443,000
Tempe AZ IDA Friendship Village Project Series A	5.25	12-1-2020	1,000,000	1,005,470
Tempe AZ IDA Friendship Village Project Series A	5.38	12-1-2021	1,000,000	1,019,510
Tempe AZ IDA Friendship Village Project Series A	5.50	12-1-2022	1,000,000	1,020,250

				14,145,999

Miscellaneous Revenue: 0.99%
Arizona Board Regents Certificates Refunding Bonds University Arizona Series C	5.00	6-1-2028	3,250,000	3,500,835
Navajo Nation AZ Refunding Bond Series A 144A	5.50	12-1-2030	7,275,000	7,830,519
Phoenix AZ Civic Improvement Corporation Junior Lien Refunding Bond	5.00	7-1-2034	8,805,000	10,730,477
Phoenix AZ Civic Improvement Corporation Rental Car Facility Charge Revenue Series A	4.00	7-1-2045	9,135,000	9,485,784
Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2034	13,875,000	16,511,666
Phoenix AZ Civic Improvement Corporation Series B	5.00	7-1-2049	5,570,000	6,653,421

				54,712,702

Resource Recovery Revenue: 0.06%
Yavapai County AZ IDA Waste Management Incorporated Project	2.80	6-1-2027	3,200,000	3,240,800

Utilities Revenue: 0.19%
Salt River Agricultural Improvement & Power Project Series A	5.00	12-1-2045	9,100,000	10,638,537

				109,183,831

California: 5.34%

Airport Revenue: 1.06%
Los Angeles CA Department of Airports AMT Subordinate Revenue Bond	5.00	5-15-2034	1,750,000	2,048,970
Los Angeles CA Department of Airports Subordinate Revenue Bonds	4.00	5-15-2036	2,000,000	2,194,660
Los Angeles CA Department of Airports Subordinate Revenue Bonds	5.00	5-15-2034	1,465,000	1,794,405
Los Angeles CA Department of Airports Subordinate Revenue Bonds Series A	5.25	5-15-2048	15,000,000	18,078,000
San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2046	30,000,000	34,149,300

				58,265,335

Education Revenue: 0.15%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	2,230,000	2,448,317
University of California Series K	4.00	5-15-2046	5,075,000	5,613,458

				8,061,775

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue: 0.95%
Alhambra CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00%	8-1-2031	$7,500,000	$6,105,975
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,770,733
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2032	3,795,000	2,972,813
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2034	5,000,000	3,654,600
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2035	6,700,000	4,726,649
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2031	1,000,000	824,930
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2032	1,000,000	801,360
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2033	1,000,000	774,850
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2032	2,515,000	1,977,218
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2033	2,000,000	1,519,880
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,711,460
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,666,320
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2032	1,660,000	1,341,446
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2033	1,230,000	963,508
Los Angeles CA Unified School District Series R	4.00	7-1-2044	11,000,000	12,871,210
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2028	1,500,000	1,361,430
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2030	2,000,000	1,728,700
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2031	2,000,000	1,651,920
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2033	1,000,000	773,420
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2034	2,000,000	1,502,540
Wiseburn CA School District CAB Election of 2010 Series B (AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,872,478

				52,573,440

Health Revenue: 1.08%
California HFFA Revenue Stanford Health Care Series A	4.00	8-15-2050	13,450,000	15,512,289
California Statewide CDA Health Facilities Catholic Series E (AGM Insured) (m)	1.02	7-1-2040	21,550,000	21,550,000
California Statewide CDA Sutter Health Series A	6.00	8-15-2042	4,900,000	4,933,712
San Buenaventura CA Community Mental Health System	6.25	12-1-2020	2,000,000	2,035,300
University of California Regents University Medical Center Pooled Revenue Bonds 2016 Series L	5.00	5-15-2047	3,885,000	4,501,899
University of California Regents University Medical Center Pooled Revenue Bonds Series L	4.00	5-15-2037	10,025,000	11,096,873

				59,630,073

Housing Revenue: 0.35%
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00	2-1-2050	1,000,000	1,073,960
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	3,225,717	3,457,549
Mizuho Floater/Residual Trust Tender Option Bond (Mizuho Capital Markets LLC LIQ) 144A ø	0.43	10-1-2036	14,934,000	14,934,000

				19,465,509

Miscellaneous Revenue: 0.58%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	8,500,000	9,261,600
California Public Works Board Judicial Council Project Series A	5.00	3-1-2031	3,260,000	3,597,345
Mesa CA Water District Participation Certificates	4.00	3-15-2039	500,000	603,575
Mesa CA Water District Participation Certificates	4.00	3-15-2040	500,000	601,870
Mesa CA Water District Participation Certificates	4.00	3-15-2045	1,200,000	1,425,636
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2027	2,095,000	1,926,394

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00%	3-1-2028	$4,450,000	$4,007,359
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2029	4,520,000	3,977,419
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2031	2,185,000	1,824,322
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2032	2,000,000	1,620,540
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2033	4,295,000	3,363,672

				32,209,732

Tax Revenue: 0.35%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A ø	0.35	3-1-2021	13,000,000	13,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A ø	0.35	3-1-2036	4,930,000	4,930,000
San Diego County CA Regional Transportation Commission Limited Tax Series A	5.00	4-1-2048	915,000	1,093,617

				19,023,617

Tobacco Revenue: 0.04%
California County CA Tobacco Securitization Agency	4.00	6-1-2039	500,000	573,130
California County CA Tobacco Securitization Agency	4.00	6-1-2040	300,000	342,927
California County CA Tobacco Securitization Agency	4.00	6-1-2049	1,200,000	1,311,924

				2,227,981

Transportation Revenue: 0.42%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	1.38	4-1-2036	23,545,000	23,077,161

Utilities Revenue: 0.36%
M-S-R California Energy Authority Gas Series B	6.13	11-1-2029	15,805,000	19,969,459

				294,504,082

Colorado: 4.01%

Airport Revenue: 0.42%
Denver CO City & County Airport System Revenue Series 2012A	5.00	12-1-2034	12,855,000	17,416,725
Denver CO City & County Airport System Revenue Series 2012A	5.00	12-1-2037	3,130,000	3,778,786
Denver CO City & County Airport System Revenue Series 2012B	5.00	11-15-2030	2,000,000	2,168,260

				23,363,771

Education Revenue: 0.89%
Colorado Board of Governors State University Enterprise System Revenue Bonds Series 2013C	5.25	3-1-2033	725,000	819,939
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	555,000	669,702
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series E-1	5.00	3-1-2040	390,000	470,601
Colorado Board of Governors State University Enterprise System Revenue Unrefunded Bond Series 2018 E-1	5.00	3-1-2040	1,055,000	1,278,470
Colorado ECFA Alexander Dawson School LLC Project	5.00	2-15-2040	1,000,000	1,003,240
Colorado ECFA Charter School Aspen Ridge School Project Series 2015A 144A	4.13	7-1-2026	425,000	430,313
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	3,380,000	3,461,424
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series B-2	7.00	12-15-2046	3,940,000	4,222,656
Colorado ECFA Charter School Ben Franklin Academy Project	5.00	7-1-2036	750,000	846,255

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Colorado ECFA Charter School Collegiate Project (AGC Insured)	5.25%	6-15-2024	$930,000	$932,725
Colorado ECFA Charter School Community Leadership Academy Second Campus Project	7.00	8-1-2033	1,190,000	1,302,574
Colorado ECFA Charter School District Montessori Charter School Project	5.00	7-15-2037	1,150,000	1,222,922
Colorado ECFA Charter School Pinnacle High School Project Series 2009	5.13	12-1-2039	500,000	500,155
Colorado ECFA Charter School Improvement & Refunding Bonds Skyview Academy Project 2014 144A	4.13	7-1-2024	500,000	507,000
Colorado ECFA Charter School Improvement & Refunding Bonds University Laboratory School Project 2015	5.00	12-15-2028	600,000	670,572
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	7.50	9-1-2033	5,015,000	6,110,226
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.00	9-1-2043	5,930,000	7,307,361
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.13	9-1-2048	3,795,000	4,691,341
Colorado ECFA Charter School Twin Peaks Charter Academy	6.50	3-15-2043	1,290,000	1,315,103
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010	5.00	9-1-2032	1,265,000	1,274,728
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B	5.00	9-1-2030	1,770,000	1,895,121
Colorado ECFA School Improvement & Refunding Bonds	5.00	3-15-2035	2,000,000	2,472,020
Colorado ECFA Union Colony School Project Revenue Bond Series 2018	5.00	4-1-2048	715,000	827,441
Colorado PFA Charter School Highline Academy Project	6.25	12-15-2020	80,000	82,145
Colorado PFA Charter School Highline Academy Project	6.75	12-15-2025	455,000	468,118
Colorado PFA Charter School Highline Academy Project	7.38	12-15-2040	4,010,000	4,136,395

				48,918,547

GO Revenue: 0.17%
Arapahoe County CO Copperleaf Metropolitan District #2	5.75	12-1-2045	500,000	509,415
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,003,170
Aurora CO Park 70 Metropolitan District	5.00	12-1-2046	1,000,000	1,112,460
Broadway Station Metropolitan District #3 Series A	5.00	12-1-2049	1,250,000	1,196,100
Colorado International Center Metropolitan District #3 Refunding Bonds	4.63	12-1-2031	635,000	636,105
Colorado Parker Homestead Metropolitan District Improvement & Refunding Bonds Series 2016	5.63	12-1-2044	1,000,000	1,027,620
Thompson Crossing Metropolitan District #4 Improvement & Refunding Bonds	5.00	12-1-2049	2,125,000	2,127,380
Weld County CO Eaton Area Park & Recreation District Series 2015	5.50	12-1-2038	1,075,000	1,102,499
Wheatlands CO Metropolitan District #2 Refunding Bond (BAM Insured)	5.00	12-1-2030	650,000	783,803

				9,498,552

Health Revenue: 0.25%
Aspen Valley Hospital District Refunding Bonds Series 2012	5.00	10-15-2033	600,000	635,064
Colorado Health facilities Authority Commonspirit Health Series A2	5.00	8-1-2044	4,000,000	4,695,480
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Society Series 2015A	5.00	6-1-2040	1,000,000	1,217,610
Colorado Health Facilities Authority Frasier Meadows Retirement Community Project Series 2017A	5.25	5-15-2047	1,000,000	994,230
Colorado Health Facilities Authority Revenue Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	3,500,000	3,926,090
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A	5.50	1-1-2035	1,000,000	1,125,480
Colorado Health Facilities Authority Sunny Vista Living Center Series 2015A 144A	5.00	12-1-2025	670,000	673,531
Denver CO Health & Hospital Authority Refunding Bonds Series 2017A 144A	5.00	12-1-2034	500,000	574,325

				13,841,810

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.47%
Colorado Bridge Enterprise Revenue	4.00%	12-31-2029	$2,705,000	$3,154,869
Colorado Bridge Enterprise Revenue	4.00	6-30-2030	3,115,000	3,623,430
Colorado Bridge Enterprise Revenue	4.00	6-30-2031	665,000	766,871
Colorado Certificate of Participation Series A	4.00	12-15-2039	3,250,000	3,903,315
Colorado Regional Transportation District Certificate of Participation Series 2014A	5.00	6-1-2044	2,000,000	2,191,600
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2035	1,000,000	1,205,820
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2045	1,200,000	1,425,288
Fremont County CO Finance Corporation Certificate of Participation Series 2013	5.25	12-15-2038	1,265,000	1,346,593
Longmont CO Certificate of Participation Series 2014	5.00	12-1-2034	1,000,000	1,127,490
Platte Valley CO Fire Protection District Series 2012	5.00	12-1-2036	325,000	333,483
Westminster CO Certificate of Participation Series 2015A	5.00	12-1-2035	2,000,000	2,403,540
Westminster CO Public Schools Certificate of Participation Series 2019 (AGM Insured)	5.00	12-1-2048	3,500,000	4,265,450

				25,747,749

Tax Revenue: 1.24%
City of Commerce City CO Sales and Use Tax Revenue Bonds, Series 2014 (AGM Insured)	5.00	8-1-2044	1,250,000	1,431,863
Colorado Park Creek Metropolitan District Refunding Bonds Series A	5.00	12-1-2045	500,000	572,575
Colorado Regional Transportation District Fastracks Project Revenue Bonds Series 2013A	5.00	11-1-2031	1,000,000	1,091,740
Denver CO City & County Improvement & Refunding Bonds Series A	5.00	8-1-2044	3,000,000	3,426,840
Regional Transportation District Colorado Fastracks Project Series A	5.00	11-1-2041	50,945,000	60,302,068
Thornton CO Development Authority East 144th Avenue and I-25 Project Series B	5.00	12-1-2034	1,375,000	1,615,336

				68,440,422

Transportation Revenue: 0.38%
Colorado E-470 Public Highway Authority CAB Series A (National Insured) ¤	0.00	9-1-2034	4,000,000	2,949,160
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2027	1,000,000	1,268,900
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2028	1,000,000	1,298,390
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2034	1,300,000	1,708,304
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2035	1,250,000	1,634,650
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2036	1,400,000	1,822,548
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2040	2,000,000	2,272,960
Colorado E-470 Public Highway Authority CAB Series B (National Insured) ¤	0.00	9-1-2022	4,600,000	4,526,124
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75	1-1-2044	3,360,000	3,567,446

				21,048,482

Utilities Revenue: 0.06%
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2	5.00	11-15-2038	3,000,000	3,402,450

Water & Sewer Revenue: 0.13%
Aurora CO Water Revenue Refunding Bond First Lien	5.00	8-1-2046	5,000,000	5,960,250
East Cherry Creek Valley CO Water and Sanitation District	5.00	11-15-2032	750,000	897,323

				6,857,573

				221,119,356

Connecticut: 1.30%

Education Revenue : 0.25%
Connecticut HEFA Trinity College Series R	4.00	6-1-2045	2,500,000	2,814,175
Connecticut HEFA Trinity College Series R	5.00	6-1-2037	950,000	1,194,578

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Connecticut HEFA Trinity College Series R	5.00%	6-1-2038	$1,000,000	$1,253,390
Connecticut HEFA Trinity College Series R	5.00	6-1-2039	1,600,000	1,997,856
Connecticut HEFA Trinity College Series R	5.00	6-1-2040	1,100,000	1,369,786
Connecticut HEFA University of Hartford Series N	5.00	7-1-2031	75,000	82,850
Connecticut HEFA University of Hartford Series N	5.00	7-1-2032	550,000	602,327
Connecticut HEFA University of Hartford Series N	5.00	7-1-2033	470,000	509,786
Connecticut HEFA University of Hartford Series N	5.00	7-1-2034	450,000	486,774
Connecticut Higher Education Supplemental Loan Authority AMT	3.25	11-15-2036	1,400,000	1,383,298
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2027	610,000	716,177
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2028	530,000	628,506
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2029	535,000	641,449

				13,680,952

GO Revenue: 0.26%
Bridgeport CT Series A	4.00	6-1-2039	1,750,000	1,873,463
Hamden CT BAN	5.00	8-15-2026	1,235,000	1,356,154
Hartford CT Series A	5.00	4-1-2028	3,165,000	3,433,803
Hartford CT Series B	5.00	4-1-2025	1,220,000	1,335,888
Hartford CT Series B	5.00	4-1-2026	1,470,000	1,603,461
Hartford CT Series B	5.00	4-1-2027	1,000,000	1,087,340
New Haven CT Series A (AGM Insured)	5.00	8-1-2039	3,000,000	3,470,940

				14,161,049

Miscellaneous Revenue: 0.09%
Connecticut General Obligation Bonds 2012 Series E	5.00	9-15-2032	4,860,000	5,230,235

Tax Revenue: 0.70%
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2040	1,700,000	2,134,758
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2014A	5.00	9-1-2028	10,105,000	11,685,220
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2036	5,000,000	6,148,050
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2037	7,500,000	9,195,000
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series A	5.00	8-1-2033	8,000,000	9,363,120

				38,526,148

				71,598,384

Delaware: 0.26%

Education Revenue: 0.18%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	7,500,000	7,972,350
Kent County DE Charter School Incorporated Project	7.38	5-1-2037	2,110,000	2,188,323

				10,160,673

Transportation Revenue: 0.08%
Delaware Transportation Authority U.S. 301 Project	5.00	6-1-2055	3,950,000	4,449,636

				14,610,309

District of Columbia: 0.93%

Education Revenue: 0.01%
District of Columbia Cesar Chavez Public Charter School	6.50	11-15-2021	945,000	947,013

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue: 0.11%
District of Columbia Series A	5.00%	6-1-2037	$5,000,000	$6,179,050

Miscellaneous Revenue: 0.30%
District Columbia Revenue Refunding Bonds National Public Radio Incorporated	4.00	4-1-2033	3,400,000	3,758,394
District of Columbia Series A	5.00	10-15-2044	10,000,000	12,662,500

				16,420,894

Tax Revenue: 0.29%
District of Columbia Income Tax Secured Series G	5.00	12-1-2036	15,000,000	15,862,950

Transportation Revenue: 0.22%
Metropolitan Washington DC Airports Authority Subordinated Lien Series B (AGM Insured)	4.00	10-1-2049	8,000,000	8,635,200
Washington DC Metropolitan Area Transit Authroity Series A	4.00	7-15-2045	1,000,000	1,169,220
Washington DC Metropolitan Area Transit Authroity Series A	5.00	7-15-2033	1,700,000	2,267,749

				12,072,169

				51,482,076

Florida: 5.75%

Airport Revenue: 2.38%
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2036	12,440,000	14,160,452
Broward County FL Airport System Revenue Bond AMT Series A	5.00	10-1-2034	1,750,000	2,159,850
Broward County FL Port Facilities Revenue AMT Series B	4.00	9-1-2039	10,000,000	10,784,300
Broward County FL Port Facilities Revenue AMT Series B	4.00	9-1-2044	3,425,000	3,647,077
Greater Orlando FL Aviation Authority AMT Series A	5.00	10-1-2046	3,000,000	3,462,270
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series A	5.00	10-1-2048	7,000,000	8,232,770
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series B	5.00	10-1-2040	1,000,000	1,118,460
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series E	5.00	10-1-2048	10,000,000	11,801,700
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series F	5.00	10-1-2048	17,000,000	20,342,200
Jacksonville FL Port Authority Series B	5.00	11-1-2044	4,080,000	4,699,303
Jacksonville FL Port Authority Series B	5.00	11-1-2048	9,870,000	11,320,199
Miami -Dade County FL Aviation Refunding AMT	5.00	10-1-2030	11,000,000	12,369,830
Miami -Dade County FL Aviation Refunding AMT	5.00	10-1-2032	14,000,000	15,628,200
Miami -Dade County FL Aviation Refunding AMT Series A	5.00	10-1-2033	5,000,000	5,564,300
Miami -Dade County FL Aviation Refunding AMT Series A	5.00	10-1-2049	4,500,000	5,337,945
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	500,000	565,515

				131,194,371

Education Revenue: 0.75%
Capital Trust Agency Florida Educational Facilities Revenue Renaissance Charter School Incorporated 144A	5.00	6-15-2039	3,610,000	3,764,508
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	13,290,000	14,945,535
Florida Higher Educational Facilities Authority Jacksonville University Project Series A-1 144A	5.00	6-1-2048	2,000,000	1,890,740
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2025	530,000	566,946
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2028	1,195,000	1,270,297

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Pinellas County FL Educational Facilities Authority Barry University Project	5.00%	10-1-2027	$1,600,000	$1,653,456
Seminole County FL IDA Choices in Learning Series A	6.20	11-15-2026	1,380,000	1,409,932
Seminole County FL IDA Choices in Learning Series A	7.38	11-15-2041	3,525,000	3,613,619
Volusia County FL Educational Facility Authority Embry-Riddle Aeronautical University	5.00	10-15-2044	6,500,000	7,655,310
Volusia County FL Educational Facility Authority Embry-Riddle Aeronautical University	5.00	10-15-2049	4,000,000	4,686,400

				41,456,743

GO Revenue: 0.60%
Miami-Dade County FL School District	5.00	3-15-2046	15,000,000	17,597,100
Miami-Dade County FL Series 2014-A	5.00	7-1-2043	12,935,000	15,688,603

				33,285,703

Health Revenue: 0.65%
Atlantic Beach FL Health Care Facilities Fleet Landing Project Series B	5.63	11-15-2043	5,000,000	5,218,200
Collier County FL IDA NCH Healthcare System Project	6.25	10-1-2039	17,015,000	17,520,175
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	2,500,000	1,625,000
Lee County FL IDA Shell Point Alliance	5.00	11-15-2044	5,350,000	5,619,212
Lee County FL IDA Shell Point Alliance	5.00	11-15-2049	1,000,000	1,046,400
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	4.00	7-1-2038	1,025,000	1,158,158
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	4.00	7-1-2045	2,500,000	2,760,300
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	5.00	7-1-2040	700,000	855,232

				35,802,677

Housing Revenue: 0.07%
Florida Housing Finance Corporation Journet Place Apartments Series 1	7.60	12-15-2047	785,000	914,572
Florida Housing Finance Corporation Villa Capri Phase III	7.60	12-15-2042	2,575,000	2,610,818

				3,525,390

Industrial Development Revenue: 0.04%
Florida Development Finance Corporation 144A	5.00	5-1-2029	2,000,000	2,128,240

Miscellaneous Revenue: 0.43%
CityPlace Florida Community Development District	5.00	5-1-2022	1,000,000	1,072,740
Collier County FL School Board Refunding Bond Certificate of Participation (AGM Insured)	5.25	2-15-2021	1,000,000	1,030,350
Hillsborough County FL Communications Services	5.00	10-1-2038	8,000,000	9,584,320
Indigo FL Community Development District Series C	7.00	5-1-2030	2,248,150	1,573,705
Lakeside Plantation FL Community Development District Series A	6.95	5-1-2031	981,000	982,265
Marshall Creek Florida Community Development District	5.00	5-1-2032	1,720,000	1,423,076
Marshall Creek Florida Community Development District	6.32	5-1-2045	120,000	93,304
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2033	1,525,000	1,792,531
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2035	1,680,000	1,970,119
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2036	1,765,000	2,067,380
Pinellas County FL IDA Drs. Kiran & Pallavi Patel Project	5.00	7-1-2039	2,000,000	2,218,440

				23,808,230

Resource Recovery Revenue: 0.08%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	4,000,000	4,085,360

Tax Revenue: 0.15%
Florida Board of Education Public Education Refunding Bond Capital Outlay Series D	4.00	6-1-2031	8,000,000	8,477,440

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Transportation Revenue: 0.18%
Florida Department of Transportation Series A (AGM Insured)	4.00%	7-1-2038	$4,185,000	$4,911,809
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2044	4,250,000	5,060,348

				9,972,157

Utilities Revenue: 0.09%
Jacksonville FL Electric Authority Subordinate Revenue Bonds 2012 Series A	4.00	10-1-2031	5,040,000	5,141,153

Water & Sewer Revenue: 0.33%
Daytona Beach FL Improvement & Refunding Bonds Project (AGM Insured)	5.00	11-1-2031	1,155,000	1,272,533
Daytona Beach FL Improvement & Refunding Bonds Project (AGM Insured)	5.00	11-1-2032	1,465,000	1,613,712
Florida Keys Aqueduct Authority Series A	5.00	9-1-2041	2,750,000	3,213,953
North Sumter County FL Utility Dependent District (BAM Insured)	5.00	10-1-2044	3,000,000	3,696,360
North Sumter County FL Utility Dependent District	5.00	10-1-2049	3,250,000	3,950,050
Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2021	2,140,000	2,218,003
Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2022	2,265,000	2,446,698

				18,411,309

				317,288,773

Georgia: 2.40%

Education Revenue: 0.17%
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A ††	6.38	7-1-2025	1,705,000	1,435,525
Georgia Private Colleges & Universities Authority Mercer University Project	5.00	10-1-2040	5,000,000	5,257,950
Georgia Private Colleges & Universities Authority Mercer University Project Series A	5.25	10-1-2027	2,655,000	2,732,685

				9,426,160

Energy Revenue: 0.08%
Municipal Electric Authority of GA Project I Series A	5.00	1-1-2044	3,580,000	4,250,355

Health Revenue: 0.10%
Fulton County GA Development Authority Hospital Revenue Bond Series A	5.00	4-1-2047	2,250,000	2,523,218
The Glynn-Brunswick Memorial Hospital Authority Revenue Anticipation Certificates Series 2015	5.00	8-1-2034	2,580,000	2,900,513

				5,423,731

Transportation Revenue: 0.10%
Georgia Road & Tollway Authority CAB I-75 South Expressway Lanes Project Series A 144A¤	0.00	6-1-2034	3,750,000	1,528,013
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	5,600,000	4,268,040

				5,796,053

Utilities Revenue: 1.95%
Bartow County GA Development Authority Pollution Control Georgia Power Company Plant Bowen Project	2.75	12-1-2032	20,000,000	20,653,200
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.93	11-1-2053	14,750,000	15,457,853
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2	2.93	11-1-2048	10,000,000	10,479,900

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00%	11-1-2045	$5,000,000	$5,186,950
Georgia Municipal Electric Authority Power Series EE (Ambac Insured)	7.25	1-1-2024	400,000	474,084
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Royal Bank of Canada LIQ)	4.00	3-1-2023	1,000,000	1,079,750
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2032	3,745,000	4,498,007
Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	20,000,000	22,569,800
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00	8-1-2048	15,000,000	16,415,100
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	2,900,000	3,156,592
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	0.87	4-1-2048	5,100,000	5,056,446
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M	5.00	1-1-2037	1,100,000	1,316,678
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M	5.00	1-1-2038	1,100,000	1,312,993

				107,657,353

				132,553,652

Guam: 0.08%

Airport Revenue: 0.01%
Guam Port Authority Private Activity Bond-AMT Bond Series 2018B	5.00	7-1-2030	500,000	583,610

Housing Revenue: 0.00%
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (FHLMC Insured)	5.75	9-1-2031	60,000	62,148

Tax Revenue: 0.02%
Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,028,540

Water & Sewer Revenue: 0.05%
Guam Government Waterworks Authority Series 2013	5.25	7-1-2023	1,000,000	1,111,880
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,600,000	1,909,136

				3,021,016

				4,695,314

Hawaii: 0.40%

Airport Revenue: 0.35%
Hawaii Airports System Revenue Series A	5.00	7-1-2048	7,000,000	8,240,540
Hawaii AMT Series A	5.00	7-1-2041	9,500,000	10,755,615

				18,996,155

GO Revenue: 0.05%
Hawaii Prerefunded Bond Series DZ	5.00	12-1-2031	1,670,000	1,780,404
Hawaii Unrefunded Bond Series DZ	5.00	12-1-2031	1,030,000	1,098,093

				2,878,497

				21,874,652

Idaho: 0.09%

Education Revenue: 0.09%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	5.75	12-1-2032	500,000	536,135
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	5.85	5-1-2033	635,000	647,859

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25%	5-1-2043	$1,365,000	$1,406,127
Idaho Housing & Finance Association Liberty Charter School Series A	6.00	6-1-2038	500,000	500,860
Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series B 144A¤	0.00	7-1-2049	1,276,564	194,765
Idaho Housing & Finance Association Nonprofit North Star Charter School Series A	6.75	7-1-2048	1,322,876	1,418,890

				4,704,636

Illinois: 12.80%

Airport Revenue: 0.54%
Chicago IL O’Hare International Airport AMT Passenger Facility Charge Series B	5.00	1-1-2026	5,000,000	5,271,400
Chicago IL O’Hare International Airport AMT Senior Lien Series C	5.50	1-1-2044	4,000,000	4,301,520
Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien (AGM Insured)	5.50	1-1-2043	4,530,000	4,896,658
Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien Series D	5.75	1-1-2043	4,500,000	4,725,450
Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2039	8,000,000	9,312,480
Chicago IL O’Hare International Airport Transportation Infrastructure Properties Obligated Group	5.00	7-1-2038	1,000,000	1,132,780

				29,640,288

Education Revenue: 0.42%
Illinois Finance Authority Charter Schools Project Series A	6.25	9-1-2039	7,955,000	8,720,907
Illinois Finance Authority Charter Schools Refunding & Improvement Bonds Series A	6.88	10-1-2031	1,570,000	1,636,552
Illinois Finance Authority Student Housing Illinois State University	6.75	4-1-2031	8,000,000	8,369,280
University of Illinois Auxiliary Facilities Systems CAB Series A (National Insured) ¤	0.00	4-1-2026	2,355,000	2,104,381
University of Illinois Auxiliary Facilities Systems CAB Series A (National Insured) ¤	0.00	4-1-2027	2,435,000	2,113,507

				22,944,627

GO Revenue: 3.25%
Champaign & Piatt Counties IL School Series A (AGM Insured)	5.00	10-1-2021	1,890,000	1,994,139
Chicago IL Board of Education CAB City Colleges (National Insured) ¤	0.00	1-1-2025	9,935,000	8,434,120
Chicago IL Board of Education CAB School Reform Series A (National Insured) ¤	0.00	12-1-2020	1,000,000	990,370
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2023	2,930,000	2,678,284
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2026	4,245,000	3,495,333
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2030	5,995,000	4,019,468
Chicago IL CAB Project & Refunding Bond Series C (AGM Insured) ¤	0.00	1-1-2026	7,360,000	6,307,814
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	1,285,000	1,386,091
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2034	1,500,000	1,609,845
Chicago IL Series A	5.50	1-1-2034	7,330,000	7,856,441
Chicago IL Series A	5.50	1-1-2035	1,715,000	1,834,656
Chicago IL Series A	5.00	1-1-2027	1,410,000	1,531,965
Chicago IL Series A	5.50	1-1-2033	12,730,000	13,676,221
Cook County IL Series A	5.25	11-15-2022	3,000,000	3,033,150
Cook County IL Series C (AGM Insured)	5.00	11-15-2024	4,240,000	4,639,959
Cook County IL Series C	5.00	11-15-2025	3,490,000	3,687,743

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Cook County IL Series C	5.00%	11-15-2027	$325,000	$342,053
Cook County IL Series G	5.00	11-15-2028	27,320,000	27,547,849
Illinois (AGM Insured)	5.00	4-1-2026	3,000,000	3,281,010
Illinois	5.50	1-1-2030	2,900,000	3,300,664
Illinois Series 1 (National Insured)	6.00	11-1-2026	3,200,000	3,635,808
Illinois Series A (AGM Insured)	5.00	4-1-2024	3,000,000	3,216,120
Illinois Series B	5.00	10-1-2028	2,750,000	3,015,513
Illinois Series B	5.50	5-1-2024	2,500,000	2,710,000
Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2028	830,000	952,608
Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2033	2,000,000	2,285,000
Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	16,725,000	16,434,320
Kane, Cook & DuPage Counties IL School District #46 Elgin Refunding Bond Series D	5.00	1-1-2035	1,850,000	2,110,184
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2025	855,000	814,841
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2026	5,050,000	4,722,154
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	12,050,000	11,017,315
Lake County IL School District #24 Millburn CAB (National Insured) ¤	0.00	1-1-2024	2,000,000	1,909,700
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2021	1,325,000	1,313,777
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2024	5,385,000	5,039,175
McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2032	2,500,000	2,674,325
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (AGM/FGIC Insured) ¤	0.00	1-1-2023	705,000	686,571
Metropolitan Water Reclamation District of Greater Chicago Refunding Bond Series C	5.25	12-1-2032	1,565,000	2,216,838
Tazewell County IL School District #51 (National Insured)	9.00	12-1-2023	350,000	444,168
Will County IL Community High School CAB Series B (BAM Insured) ¤	0.00	1-1-2033	2,830,000	1,995,405
Will County IL Community High School CAB Series B (BAM Insured) ¤	0.00	1-1-2032	400,000	294,016
Will County IL Community High School CAB Series B (BAM Insured)	5.00	1-1-2028	500,000	536,440
Will County IL Community Unit School (National Insured) ¤	0.00	11-1-2020	2,110,000	2,105,822
Will County IL Community Unit School District #201 Crete-Monee Prerefunded Bond CAB (National Insured) ¤	0.00	11-1-2023	430,000	420,110
Will County IL Community Unit School District #201 Crete-Monee Unrefunded Bond CAB (National Insured) ¤	0.00	11-1-2023	1,070,000	1,036,006
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2026	7,000,000	6,296,500

				179,529,891

Health Revenue: 0.20%
Illinois Finance Authority Centegra Health System Project	5.00	9-1-2020	1,465,000	1,476,193
Illinois Finance Authority Friendship Village of Schaumberg	5.00	2-15-2022	1,680,000	1,657,118
Illinois Finance Authority Lutheran Life Communities	5.00	11-1-2040	4,900,000	4,819,836
Illinois Finance Authority Prerefunded Bonds Advocate Health	4.00	6-1-2047	1,895,000	2,023,803
Illinois Finance Authority Prerefunded Bonds Advocate Health	4.00	6-1-2047	40,000	42,719
Illinois Finance Authority Unrefunded Balance 2020	4.00	6-1-2047	1,065,000	1,096,684

				11,116,353

Miscellaneous Revenue: 0.95%
Chicago IL Board of Education Series C	5.00	12-1-2020	4,600,000	4,638,134
Chicago IL Board of Education Series C	5.00	12-1-2021	7,240,000	7,412,964
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	4,793,000	4,817,828

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Illinois	5.00%	8-1-2024	$2,000,000	$2,072,860
Illinois	5.00	8-1-2025	6,165,000	6,377,199
Illinois	5.25	7-1-2030	2,500,000	2,597,225
Illinois	5.50	7-1-2025	6,000,000	6,380,280
Illinois	5.50	7-1-2026	4,450,000	4,715,621
Illinois	5.50	7-1-2033	4,000,000	4,194,400
Illinois Series 2017D	5.00	11-1-2022	1,360,000	1,423,090
Illinois Series C	5.00	11-1-2029	2,965,000	3,200,480
Illinois Series D	5.00	11-1-2021	4,575,000	4,710,832

				52,540,913

Tax Revenue: 5.99%
Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2026	4,000,000	4,062,840
Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2028	1,000,000	1,010,330
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	680,000	695,912
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	2,595,000	2,649,184
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2028	4,430,000	5,313,253
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2029	1,500,000	1,799,070
Chicago IL Series A	5.25	1-1-2038	6,000,000	6,437,700
Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00	12-1-2044	4,000,000	4,431,760
Chicago IL Transit Authority Sales Tax Receipts Bonds	5.00	12-1-2046	18,250,000	19,957,470
Cook County IL Sales Tax Revenue Bonds Series 2012	5.00	11-15-2037	2,500,000	2,703,000
Illinois Regional Transportation Authority (AGM Insured)	5.75	6-1-2023	400,000	439,384
Illinois Regional Transportation Authority Series A	5.00	6-1-2044	22,840,000	24,610,557
Illinois Regional Transportation Authority Series A (AGM Insured)	5.75	6-1-2034	19,000,000	26,282,700
Illinois Regional Transportation Authority Series A (National Insured)	6.00	7-1-2027	10,620,000	13,174,110
Illinois Regional Transportation Authority Series A (National Insured)	6.00	7-1-2033	5,000,000	7,159,400
Illinois Regional Transportation Authority Series B (National Insured)	5.50	6-1-2027	16,455,000	19,549,527
Illinois Sales Tax Revenue Bond Junior Obligation Tax Exempt Series A (BAM Insured)	4.00	6-15-2034	2,000,000	2,077,020
Illinois Sales Tax Revenue Bond Junior Obligation Tax Exempt Series A (BAM Insured)	4.13	6-15-2037	1,945,000	2,015,001
Illinois Sales Tax Revenue Build Illinois Bonds	5.00	6-15-2029	3,000,000	3,050,130
Illinois Sales Tax Revenue Build Illinois Bonds Junior Obligation Series C	4.00	6-15-2029	10,580,000	11,004,893
Illinois Sales Tax Revenue Build Illinois Bonds Junior Obligation Tax Exempt Series C	4.00	6-15-2032	5,820,000	5,906,136
Illinois Sales Tax Securitization Series A	5.00	1-1-2038	3,000,000	3,440,940
Illinois Sales Tax Securitization Series C	5.00	1-1-2022	2,000,000	2,092,300
Illinois Sales Tax Securitization Series C	5.00	1-1-2023	2,500,000	2,701,300
Illinois Sales Tax Securitization Series C	5.00	1-1-2024	2,500,000	2,773,975
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	2,295,000	2,152,389
Illinois Sports Facilities Authority Refunding Bonds State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	2,030,000	1,606,095
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2021	7,705,000	7,472,617
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2024	17,570,000	15,280,278
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	2,575,000	2,140,237
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2025	3,745,000	4,137,813
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2026	4,775,000	5,253,025
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2027	8,845,000	9,698,896
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	4,030,000	4,411,077
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,500,000	3,818,185

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00%	12-15-2026	$12,245,000	$10,023,879
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2030	25,700,000	17,787,227
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	6-15-2031	10,060,000	6,781,748
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2031	9,800,000	6,453,398
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	5,000,000	5,129,950
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (National Insured) ¤	0.00	6-15-2029	12,085,000	8,951,601
Sales Tax Securitization Corporation IL Second Lien Sales Tax	4.00	1-1-2038	8,950,000	9,568,803
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	3,360,000	2,539,824
Tender Option Bond Trust Receipts/Certificates Series 2018 (Barclays Bank plc LIQ) 144Aø	0.23	11-15-2038	14,370,000	14,370,000
Tender Option Bond Trust Receipts/Certificates Series 2018-YX1099 (Barclays Bank plc LIQ) 144Aø	0.28	1-1-2035	18,000,000	18,000,000

				330,914,934

Tobacco Revenue: 0.06%
Railsplitter IL Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,406,170

Transportation Revenue: 0.28%
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2025	2,960,000	3,380,438
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2027	3,400,000	4,027,130
Illinois Toll Highway Authority	5.00	1-1-2031	5,000,000	6,428,600
Illinois Toll Highway Authority Toll Senior Series B	5.00	1-1-2039	1,500,000	1,655,790

				15,491,958

Utilities Revenue: 0.32%
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2030	7,000,000	8,230,250
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2031	8,000,000	9,376,000

				17,606,250

Water & Sewer Revenue: 0.79%
Chicago IL Second Lien	5.00	11-1-2029	4,600,000	4,899,506
Chicago IL Wastewater Refunding Bond Second Lien Bond Series C	5.00	1-1-2039	5,000,000	5,525,200
Chicago IL Wastewater Transmission Second Lien Series 2012	5.00	1-1-2027	5,000,000	5,250,800
Chicago IL Wastewater Transmission Second Lien Series 2014	5.00	1-1-2039	11,525,000	12,546,461
Chicago IL Waterworks Second Lien (AGM Insured)	5.25	11-1-2032	3,250,000	3,897,628
Chicago IL Waterworks Second Lien Series 2012	5.00	11-1-2030	5,000,000	5,310,150
Illinois Finance Authority Clean Water Initiative	4.00	7-1-2038	5,000,000	5,922,850

				43,352,595

				706,543,979

Indiana: 1.28%

Health Revenue: 0.56%
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2033	12,885,000	14,466,505
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2036	5,000,000	5,558,400
Indiana Finance Authority Kings Daughters Hospital & Health Revenue	5.50	8-15-2040	7,425,000	7,445,864

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Indiana HFFA Ascension Health Credit Group	5.00%	11-15-2034	$2,750,000	$3,217,528

				30,688,297

Industrial Development Revenue: 0.30%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2035	9,970,000	10,675,776
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2040	2,470,000	2,630,204
Valparaiso IN Pratt Paper LLC Project	5.88	1-1-2024	660,000	680,024
Whiting IN	5.00	3-1-2046	2,500,000	2,733,800

				16,719,804

Miscellaneous Revenue: 0.18%
Carmel IN Local Public Improvement Multipurpose Bonds	5.00	7-15-2031	6,000,000	7,347,120
Hobart Industry Building Corporation First Mortgage	4.00	7-15-2035	2,295,000	2,649,899

				9,997,019

Tax Revenue: 0.09%
Indianapolis IN Industry Local Public Improvement Bond Bank Community Justice Campus Courthouse & Jail Project	5.00	2-1-2049	4,000,000	4,931,880

Utilities Revenue: 0.15%
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project %%	3.00	11-1-2030	4,000,000	4,107,240
Indiana Finance Authority Ohio Valley Electric Corporation Project Series A %%	3.00	11-1-2030	4,000,000	4,107,240

				8,214,480

				70,551,480

Iowa: 0.51%

GO Revenue: 0.04%
Altoona IA Annual Appropriation Urban Renewal Series C	5.00	6-1-2031	1,805,000	2,152,264

Industrial Development Revenue: 0.36%
Iowa Finance Authority Midwestern EDA CJ Bio America Incorporated Project (Korea Development Bank LOC) ø	0.31	4-1-2022	20,000,000	20,000,000

Utilities Revenue: 0.11%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	5,000,000	6,033,900

				28,186,164

Kansas: 0.86%

Housing Revenue: 0.13%
Kansas Development Finance Authority MFHR Woodland Village Apartments Project Series J	1.68	7-1-2022	7,250,000	7,313,945

Tax Revenue: 0.73%
Kansas Department of Transportation Series C	4.00	9-1-2030	6,650,000	7,107,321
Kansas Department of Transportation Series C	4.00	9-1-2031	10,000,000	10,675,500
Kansas Department of Transportation Series C	4.00	9-1-2032	7,500,000	7,995,675
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	34,915,000	14,272,205

				40,050,701

				47,364,646

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Kentucky: 1.55%

Health Revenue: 0.23%
Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00%	10-1-2024	$9,260,000	$8,512,625
Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2028	5,140,000	4,172,703

				12,685,328

Transportation Revenue: 0.14%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2030	2,000,000	1,300,420
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2031	2,780,000	1,677,535
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2032	2,500,000	1,397,550
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C ¤	0.00	7-1-2033	1,000,000	1,005,230
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C ¤	0.00	7-1-2034	2,505,000	2,508,432

				7,889,167

Utilities Revenue: 1.18%
Kentucky Public Energy Authority Gas Supply Series A2	4.00	4-1-2048	8,190,000	8,993,275
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	23,250,000	25,608,480
Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	5,350,000	6,007,676
Kentucky Public Energy Authority Gas Supply Series C1	4.00	2-1-2050	21,000,000	24,536,820

				65,146,251

				85,720,746

Louisiana: 0.63%

Airport Revenue: 0.27%
New Orleans LA Aviation Board AMT Series B (AGM Insured)	5.00	1-1-2033	3,000,000	3,365,310
New Orleans LA Aviation Board AMT Series B	5.00	1-1-2034	4,500,000	5,056,200
New Orleans LA Aviation Board General Airport North Terminal Project Series 2017B	5.00	1-1-2048	1,145,000	1,302,529
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2036	1,250,000	1,499,238
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2037	1,750,000	2,092,248
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2038	1,500,000	1,788,615

				15,104,140

GO Revenue: 0.03%
New Orleans LA (FGIC Insured)	5.50	12-1-2021	1,405,000	1,465,106

Industrial Development Revenue: 0.10%
St. John the Baptist Parish Louisiana Series A	2.20	6-1-2037	6,000,000	5,744,700

Miscellaneous Revenue: 0.19%
Louisiana Local Government Environmental Facilities and CDA Jefferson Parish Gomesa Project 144A	4.00	11-1-2044	1,915,000	1,686,368
Louisiana Series A	4.00	5-1-2034	8,000,000	8,909,680

				10,596,048

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.04%
Shreveport LA Series B (AGM Insured)	4.00%	12-1-2036	$730,000	$852,574
Shreveport LA Series B (AGM Insured)	4.00	12-1-2044	1,000,000	1,143,790

				1,996,364

				34,906,358

Maine: 0.07%

Health Revenue: 0.07%
Maine HEFA Series A	5.00	7-1-2028	1,445,000	1,743,754
Maine HEFA Series A	5.00	7-1-2029	1,535,000	1,927,776

				3,671,530

Maryland: 1.18%

Education Revenue: 0.33%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	235,000	246,038
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2030	200,000	208,322
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A	5.75	8-1-2033	1,585,000	1,675,266
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	8,480,000	9,362,514
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A	7.00	8-1-2046	6,085,000	6,712,729

				18,204,869

Health Revenue: 0.03%
Maryland HEFA Frederick Health System	4.00	7-1-2045	745,000	818,479
Maryland HEFA Frederick Health System	4.00	7-1-2050	850,000	929,705

				1,748,184

Housing Revenue: 0.69%
Maryland CDA Department of Housing & Community Multifamily Development Bay Country Apartments 144A	2.52	2-1-2021	9,000,000	9,064,260
Maryland CDA Department of Housing & Community Multifamily Development Huntington Apartments Series C 144A	2.34	4-1-2021	7,000,000	7,058,590
Maryland CDA Department of Housing & Community Multifamily Development Park View Woodlawn Series E	2.41	5-1-2021	7,450,000	7,519,285
Maryland Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2832 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.35	7-1-2037	14,600,000	14,600,000

				38,242,135

Miscellaneous Revenue: 0.13%
Baltimore MD Public Schools Construction & Revitalization Program	5.00	5-1-2041	6,000,000	6,905,280
Howard County MD Certificate of Participation Agricultural Land Preservation #90-23 Series A	8.00	8-15-2020	290,000	292,645

				7,197,925

				65,393,113

Massachusetts: 2.90%

Airport Revenue: 0.03%
Massachusetts AMT Series B	4.00	7-1-2046	1,750,000	1,859,008

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.06%
Lowell MA Collegiate Charter School Revenue	5.00%	6-15-2039	$1,000,000	$1,012,290
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2049	1,750,000	1,750,840
Massachusetts Educational Financing Authority Series I	6.00	1-1-2028	455,000	455,491

				3,218,621

GO Revenue: 0.19%
Massachusetts	5.00	3-1-2041	7,500,000	8,466,975
Massachusetts Series E	5.25	9-1-2048	1,765,000	2,234,455

				10,701,430

Health Revenue: 0.05%
Massachusetts Development Finance Agency Revenue Massachusetts General/Brigham & Women’s Hospital Series A-2	4.00	7-1-2040	1,000,000	1,135,930
Massachusetts Development Finance Agency Revenue Massachusetts General/Brigham & Women’s Hospital Series A-2	4.00	7-1-2041	1,200,000	1,358,652

				2,494,582

Miscellaneous Revenue: 0.21%
Massachusetts Series A	5.00	12-1-2036	10,850,000	11,483,749

Tax Revenue: 1.38%
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2033	2,800,000	3,744,552
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2045	6,000,000	7,404,600
Massachusetts School Building Authority	5.00	8-15-2037	8,495,000	10,025,034
Massachusetts Series F	5.00	11-1-2041	5,000,000	6,186,100
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2047	6,485,000	7,838,030
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2048	11,510,000	14,190,334
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2049	21,500,000	27,053,880

				76,442,530

Water & Sewer Revenue: 0.98%
Massachusetts Water Resources Authority General Revenue Refunding Bonds Series B (AGM Insured)	5.25	8-1-2036	19,180,000	29,237,608
Massachusetts Water Resources Authority General Revenue Refunding Bonds Series B (AGM Insured)	5.25	8-1-2038	16,000,000	24,891,520

				54,129,128

				160,329,048

Michigan: 4.15%

Airport Revenue: 0.13%
Wayne County MI Airport Authority AMT	5.00	12-1-2029	6,000,000	6,943,980

Education Revenue: 0.34%
Michigan Finance Authority Limited Obligation Public School Holly Academy	6.50	10-1-2020	35,000	35,277
Michigan Finance Authority Limited Obligation Public School Holly Academy	8.00	10-1-2040	1,350,000	1,401,206
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	7.50	12-1-2020	75,000	75,995
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.00	12-1-2030	1,135,000	1,148,836
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.25	12-1-2039	2,220,000	2,243,532

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project 144A	6.50%	9-1-2037	$3,460,000	$2,698,800
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project	8.50	9-1-2029	1,500,000	1,170,000
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project	8.75	9-1-2039	3,500,000	2,730,000
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	1,082,500	1,083,485
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.38	12-1-2030	2,085,000	2,113,565
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.63	12-1-2039	4,170,000	4,220,499

				18,921,195

GO Revenue: 0.29%
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2026	1,075,000	1,196,077
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2028	1,450,000	1,611,588
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2029	1,350,000	1,499,648
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2030	1,775,000	1,970,179
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2031	1,425,000	1,579,997
Wayne County MI Building Improvement Series A	6.75	11-1-2039	8,020,000	8,034,436

				15,891,925

Health Revenue: 0.49%
Michigan Finance Authority Trinity Health Credit Group Series A	5.00	12-1-2047	24,620,000	27,337,802

Miscellaneous Revenue: 1.07%
Michigan Building Authority Refunding Facilities Program Bond Series I	5.00	4-15-2041	13,000,000	15,545,010
Michigan Finance Authority Charter Company Wayne Criminal Justice Center Project	4.00	11-1-2048	6,000,000	6,772,260
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bond Series F	4.50	10-1-2029	7,000,000	7,340,340
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2031	1,340,000	1,554,387
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2032	2,000,000	2,311,480
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2033	2,975,000	3,428,896
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2034	6,615,000	7,611,682
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2039	7,955,000	9,072,916
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	80,000	80,009
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Ambac Insured)	5.25	12-1-2023	920,000	921,362
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	4,610,000	4,611,660

				59,250,002

Tax Revenue: 0.52%
Detroit MI Downtown Development Authority CAB ¤##	0.00	7-1-2020	2,070,000	2,070,000
Detroit MI Downtown Development Authority Tax Increment Revenue Refunding Bonds Catalyst Development Project Series A (AGM Insured)	5.00	7-1-2021	400,000	417,020
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	16,845,000	17,738,627
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B	5.00	7-1-2039	7,895,000	8,376,121

				28,601,768

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.09%
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project	1.45%	8-1-2029	$3,500,000	$3,516,135
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project Series KT	5.63	7-1-2020	1,200,000	1,200,000

				4,716,135

Water & Sewer Revenue: 1.22%
Great Lakes Michigan Water Authority Sewage Disposal System Series 2016-C	5.00	7-1-2036	8,500,000	10,141,605
Great Lakes Michigan Water Authority Water Supply System Series 2016-D	4.00	7-1-2032	11,000,000	12,346,840
Great Lakes Michigan Water Authority Water Supply System Series 2016-D (AGM Insured)	4.00	7-1-2033	11,000,000	12,546,820
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-4	5.00	7-1-2031	6,500,000	7,391,020
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-6 (National Insured)	5.00	7-1-2036	3,250,000	3,690,083
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2025	2,000,000	2,341,240
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2026	1,945,000	2,275,183
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2027	2,260,000	2,635,861
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2028	3,480,000	4,049,780
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2032	5,750,000	6,610,660
Michigan Finance Authority Local Government Loan Program Series C	5.00	7-1-2035	2,000,000	2,330,240
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (National Insured)	5.00	7-1-2027	1,000,000	1,166,310

				67,525,642

				229,188,449

Minnesota: 0.39%

GO Revenue: 0.01%
Shakopee MN Independent School District # 720 Capital Facilities (State School District Credit Program Insured)	4.00	2-1-2030	225,000	262,103
Shakopee MN Independent School District # 720 Capital Facilities (State School District Credit Program Insured)	4.00	2-1-2032	240,000	275,294

				537,397

Health Revenue: 0.29%
Minneapolis MN Fairview Health Services Series 2018A	4.00	11-15-2048	2,315,000	2,480,870
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	14,000,000	13,710,900

				16,191,770

Utilities Revenue: 0.09%
Rochester MN Electric Utility Revenue Refunding Bond Series A	5.00	12-1-2042	3,895,000	4,664,301

				21,393,468

Mississippi: 0.16%

Miscellaneous Revenue: 0.16%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	8,155,000	8,817,023

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Missouri: 0.64%

GO Revenue: 0.10%
St. Louis MO Special Administrative Board of The St. Louis School District	4.00%	4-1-2030	$4,840,000	$5,668,366

Miscellaneous Revenue: 0.46%
Kansas City MO IDA	5.00	3-1-2037	3,000,000	3,615,210
Kansas City MO IDA Series B (AGM Insured)	5.00	3-1-2049	18,075,000	21,498,224

				25,113,434

Tax Revenue: 0.08%
Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A	4.00	6-1-2026	4,740,000	4,608,370

				35,390,170

Nebraska: 0.73%

Health Revenue: 0.02%
Douglas County NE Hospital Authority Series 2	4.00	11-15-2040	1,150,000	1,308,148

Utilities Revenue: 0.71%
Central Plains Energy Project Nebraska Refunding Bond Project #3	5.00	9-1-2033	6,000,000	7,710,360
Central Plains Energy Project Nebraska Refunding Bond Project #3 Series 2012	5.00	9-1-2042	1,265,000	1,353,297
Central Plains Energy Project Nebraska Refunding Bond Project #3 Series 2012	5.25	9-1-2037	1,800,000	1,935,144
Nebraska Central Plains Energy Gas Project #1 (Royal Bank of Canada LIQ)	4.00	12-1-2049	4,860,000	5,516,489
Nebraska Central Plains Energy Gas Project #3	5.00	9-1-2027	1,020,000	1,091,196
Tender Option Bond Trust Receipts/Certificates Series 2016 XF1053 (Deutsche Bank LIQ) 144Aø	0.26	2-1-2049	21,345,000	21,345,000

				38,951,486

				40,259,634

Nevada: 2.24%

GO Revenue: 2.22%
Clark County NV Refunding Bond Limited Tax	4.00	7-1-2032	6,000,000	6,969,240
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2029	1,100,000	1,433,113
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2035	9,585,000	10,836,897
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2036	850,000	995,486
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2037	900,000	1,050,192
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2038	850,000	988,550
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2039	1,000,000	1,159,460
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2030	875,000	1,159,900
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2032	900,000	1,175,625
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2033	825,000	1,070,396
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2034	950,000	1,228,664
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2035	1,000,000	1,282,010
Clark County NV Series A	5.00	6-1-2043	9,360,000	11,377,922
Clark County NV Series A	5.00	5-1-2048	50,215,000	60,843,507
Henderson NV Limited Tax Utillity System Series A-1	4.00	6-1-2045	9,140,000	10,662,998
Henderson NV Series B-1	4.00	6-1-2039	4,060,000	4,825,026
Henderson NV Series B-1	4.00	6-1-2040	3,340,000	3,958,167
Las Vegas NV Series A	4.00	2-1-2038	1,335,000	1,572,737

				122,589,890

Miscellaneous Revenue: 0.02%
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2022	370,000	385,832
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2023	295,000	313,373

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Las Vegas NV Special Improvement District #60 Local Improvement	5.00%	6-1-2024	$170,000	$183,442

				882,647

				123,472,537

New Hampshire: 0.13%

Housing Revenue: 0.13%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	6,464,633	6,929,053

New Jersey: 3.48%

Airport Revenue: 0.02%
South Jersey Port Corporation Marine Terminal Refunding Bond Series 2016S	5.00	1-1-2039	1,350,000	1,447,160

Education Revenue: 0.19%
New Jersey Educational Facilities Authority Higher Education Facilities Trust Fund	5.00	6-15-2025	5,830,000	6,371,316
Rutgers NJ State University Series L	5.00	5-1-2033	3,560,000	4,029,066

				10,400,382

GO Revenue: 0.37%
Bayonne NJ School Refunding Bonds (AGM Insured)	5.00	7-15-2023	2,505,000	2,831,477
Newark NJ Qualified General Improvement Series A	5.00	7-15-2025	5,000,000	5,498,950
Newark NJ Qualified General Improvement Series A	5.00	7-15-2026	2,205,000	2,411,609
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	6,035,000	6,577,003
Newark NJ Qualified General Improvement Series A	5.25	7-15-2024	1,325,000	1,450,120
Newark NJ Qualified General Improvement Series B	5.00	7-15-2025	385,000	433,029
Newark NJ Qualified General Improvement Series B	5.00	7-15-2026	395,000	443,478
Newark NJ Qualified General Improvement Series B	5.00	7-15-2027	405,000	453,888
Newark NJ Qualified General Improvement Series B	5.25	7-15-2024	375,000	418,001

				20,517,555

Housing Revenue: 0.16%
New Jersey Housing & Mortgage Finance Agency Villa Victoria Apartments Project Series F	2.43	11-1-2021	9,000,000	9,049,140

Industrial Development Revenue: 0.19%
New Jersey EDA	5.00	3-1-2025	4,000,000	4,257,080
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	5,960,000	6,072,525

				10,329,605

Miscellaneous Revenue: 0.99%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	4,275,000	4,255,848
New Jersey EDA Revenue Prerefunded Refunding Bonds School Facilities	5.00	3-1-2026	580,000	625,611
New Jersey EDA Revenue Unrefunded Refunding Bonds School Facilities	5.00	3-1-2026	3,645,000	3,786,207
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2026	11,000,000	11,673,860
New Jersey TTFA Series A (National Insured)	5.75	6-15-2023	2,000,000	2,195,240
New Jersey TTFA Series A (National Insured)	5.75	6-15-2025	10,000,000	11,496,400
Newark NJ Housing Authority Port Authority Port Newark Marine Terminal Rental Refunding Bond Newark Redevelopment Project (National Insured)	5.25	1-1-2024	1,225,000	1,340,775
Newark NJ Housing Authority Port Newark Marine Terminal Rental (National Insured)	5.00	1-1-2032	7,620,000	8,787,613
Union County NJ Utilities Authority Refunding AMT Covanta Union Series A	5.25	12-1-2031	10,000,000	10,491,500

				54,653,054

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.34%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75%	11-1-2028	$15,000,000	$18,643,350

Transportation Revenue: 1.07%
New Jersey Transportation Trust	5.00	6-15-2038	4,035,000	4,149,634
New Jersey TTFA CAB Series A ¤	0.00	12-15-2028	10,100,000	7,615,905
New Jersey TTFA CAB Series A ¤	0.00	12-15-2029	11,875,000	8,569,950
New Jersey TTFA CAB Series A ¤	0.00	12-15-2030	8,000,000	5,508,560
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	4,500,000	2,950,020
New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	1,150,000	938,412
New Jersey TTFA Series A	5.00	12-15-2036	1,500,000	1,675,245
New Jersey TTFA Series A	5.00	6-15-2042	1,505,000	1,543,528
New Jersey TTFA Series AA	5.00	6-15-2044	1,000,000	1,048,070
New Jersey TTFA Series AA	5.25	6-15-2033	10,000,000	10,563,700
New Jersey TTFA Series B	5.25	6-15-2036	5,575,000	5,670,890
New Jersey TTFA Series C	5.25	6-15-2032	8,000,000	8,696,240

				58,930,154

Water & Sewer Revenue: 0.15%
New Jersey EDA	2.20	10-1-2039	8,000,000	8,278,560

				192,248,960

New Mexico: 0.12%

Housing Revenue: 0.01%
New Mexico Mortgage Finance Authority Single-Family Mortgage Revenue Class I (GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	370,000	372,220

Utilities Revenue: 0.11%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bond Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	5,140,000	6,043,869

				6,416,089

New York: 8.82%

Airport Revenue: 0.45%
Port Authority of New York & New Jersey Series 193	5.00	10-15-2028	1,760,000	2,069,971
Port Authority of New York & New Jersey Series 205	5.25	11-15-2039	16,580,000	20,419,928
Port Authority of New York & New Jersey Series 211	5.00	9-1-2048	2,000,000	2,426,220

				24,916,119

Education Revenue: 0.65%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A %%	5.73	2-1-2050	10,030,000	10,051,464
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	3,430,000	3,572,997
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	8.25	2-1-2041	9,205,000	9,619,133
New York Dormitory Authority Barnard College Series A	4.00	7-1-2045	1,270,000	1,421,689
New York Dormitory Authority Barnard College Series A	4.00	7-1-2049	1,000,000	1,114,620
New York Dormitory Authority New York University Series A	5.00	7-1-2049	4,265,000	5,276,061
Westchester County NY Local Development Pace University Series B	2.50	5-1-2044	5,000,000	5,000,000

				36,055,964

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue: 0.42%
New York NY Series F-1	5.00%	3-1-2032	$3,000,000	$3,303,780
New York NY Series S-2	5.00	7-15-2041	13,805,000	15,952,782
Suffolk County NY Series A	5.00	3-19-2021	4,000,000	4,092,960

				23,349,522

Health Revenue: 0.13%
Nassau County NY Local Economic Catholic Health Services	5.00	7-1-2021	7,000,000	7,260,750

Industrial Development Revenue: 0.12%
New York Liberty Development Corporation Refunding Bond	2.80	9-15-2069	1,000,000	979,880
New York Transportation Development Corporation Special Facilities Revenue AMT	5.00	1-1-2032	5,000,000	5,351,950

				6,331,830

Miscellaneous Revenue: 0.06%
New York Dormitory Authority Non-State Supported School Districts Bond Financing Program Series A (AGM Insured)	5.00	10-1-2034	1,750,000	2,183,703
New York Dormitory Authority Non-State Supported School Districts Bond Financing Program Series A (AGM Insured)	5.00	10-1-2035	1,000,000	1,241,920

				3,425,623

Tax Revenue: 2.37%
New York Dormitory Authority Series A	5.00	2-15-2034	3,790,000	4,582,754
New York Dormitory Authority Series D	4.00	2-15-2037	4,480,000	5,275,066
New York Dormitory Authority State Personal Income Tax General Purpose Series D	4.00	2-15-2047	14,000,000	16,072,840
New York Dormitory Authority State Personal Income Tax Series B	5.00	2-15-2045	7,330,000	8,411,615
New York Dormitory Authority State Personal Income Tax Series D	4.00	2-15-2038	5,000,000	5,862,950
New York Dormitory Authority State Personal Income Tax Series E	5.00	2-15-2044	10,000	12,057
New York Dormitory Authority State Personal Income Tax Series E	5.00	2-15-2044	9,590,000	11,018,910
New York Dormitory Authority State Personal Income Tax Unrefunded Bonds General Purpose Series D	5.00	3-15-2042	1,500,000	1,590,810
New York NY Transitional Finance Authority Building Aid Revenue Fiscal 2019 Subordinate Bond Series S 3 A	4.00	7-15-2038	4,500,000	5,124,465
New York NY Transitional Finance Authority Building Aid Revenue Fiscal Year 2015 Series S1	5.00	7-15-2040	3,155,000	3,604,840
New York NY Transitional Finance Authority Future Tax Secured Revenue Series A2	5.00	8-1-2037	12,140,000	14,833,138
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I	5.00	5-1-2033	5,395,000	5,988,234
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series A	5.00	8-1-2031	17,075,000	19,780,363
New York NY Transitional Finance Authority Revenue Adjusted Future Tax Secured Sub	5.00	5-1-2038	5,000,000	6,293,750
New York NY Transitional Future Tax Secured Subordinate Bond Series F1	5.00	5-1-2042	2,390,000	2,873,210
New York Urban Development Corporation Personal Income Tax General Purpose	4.00	3-15-2045	17,000,000	19,678,690

				131,003,692

Tobacco Revenue: 0.01%
Suffolk NY Tobacco Securitization Corporation Series B	4.50	6-1-2026	520,000	533,416

Transportation Revenue: 1.98%
Metropolitan Transportation Authority Revenue Various Refunding Bonds Subordinated Series G3 (SIFMA Municipal Swap +0.43%) ±	0.56	11-1-2031	15,000,000	13,676,400
Metropolitan Transportation Authority BAN	4.00	2-1-2022	1,670,000	1,711,550

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)
Metropolitan Transportation Authority Series A	5.00%	11-15-2030	$950,000	$995,771
Metropolitan Transportation Authority Series D	5.00	11-15-2029	20,000,000	20,979,400
Metropolitan Transportation Authority Sub Series A-1	5.00	11-15-2048	7,300,000	8,012,699
Metropolitan Transportation Authority Subordinate Bond Series D (1 Month LIBOR +0.65%) ±	0.77	11-1-2035	26,815,000	26,148,111
Niagara Falls NY Bridge Commission (National Insured)	6.25	10-1-2021	7,230,000	7,748,030
Tender Option Bond Trust Receipts/Certificates (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.17	11-15-2042	16,200,000	16,200,000
Tender Option Bond Trust Receipts/Certificates (Morgan Stanley Bank LIQ) 144Aø	0.38	1-1-2053	4,250,000	4,250,000
Triborough Bridge & Tunnel Authority	5.00	11-15-2049	7,750,000	9,709,820

				109,431,781

Utilities Revenue: 0.65%
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2037	3,780,000	4,529,196
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2032	22,785,000	27,501,267
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2040	2,870,000	3,584,888

				35,615,351

Water & Sewer Revenue: 1.98%
New York Environmental Facilities Corporation Municipal Water Trust	4.00	6-15-2049	5,000,000	5,831,750
New York Environmental Facilities Corporation Municipal Water Trust	5.00	6-15-2048	10,035,000	12,491,167
New York NY Municipal Water Finance Authority 2nd General Resolution Series 2018	5.00	6-15-2048	5,000,000	6,135,900
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.00	6-15-2035	25,000,000	32,548,500
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2044	30,265,000	31,963,169
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2047	2,330,000	2,546,224
New York NY Municipal Water Finance Authority Water & Sewer System Series DD	5.00	6-15-2026	3,255,000	3,395,323
New York NY Water Finance Authority Series DD	5.25	6-15-2047	11,490,000	14,070,309

				108,982,342

				486,906,390

North Carolina: 1.21%

Airport Revenue: 0.12%
Charlotte NC Airport Series A	5.50	7-1-2034	2,500,000	2,508,725
Raleigh Durham NC Airport Authority Refunding AMT Series A	5.00	5-1-2035	3,400,000	4,253,570

				6,762,295

Education Revenue: 0.12%
North Carolina Capital Facilities Finance Agency Forest University Series 2016	5.00	1-1-2033	1,000,000	1,209,230
North Carolina Capital Facilities Finance Agency Meredith College Series 2018	5.00	6-1-2038	500,000	543,680
University of North Carolina at Ashville Series 2017	5.00	6-1-2042	625,000	710,794
University of North Carolina at Greensboro Series 2014	5.00	4-1-2033	2,000,000	2,262,200
University of North Carolina at Greensboro Series 2014	5.00	4-1-2039	1,620,000	1,814,562

				6,540,466

Health Revenue: 0.69%
Charlotte-Mecklenburg Hospital Authority Health Care Refunding Bonds Series 2018	5.00	1-15-2036	500,000	621,920

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Charlotte-Mecklenburg Hospital Authority Atrium Health Series B	5.00%	1-15-2048	$10,000,000	$10,729,300
Charlotte-Mecklenburg Hospital Authority Atrium Health Series C	5.00	1-15-2048	20,000,000	22,220,600
North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Project Series 2016	5.00	11-1-2031	1,500,000	1,713,540
North Carolina Medical Care Commission Presbyterian Homes Project Series 2016C	4.00	10-1-2031	1,500,000	1,579,575
North Carolina Medical Care Commission Southeastern Regional Medical Center Series 2012	5.00	6-1-2026	385,000	410,787
North Carolina Medical Care Commission Southeastern Regional Medical Center Series 2012	5.00	6-1-2032	500,000	526,410

				37,802,132

Housing Revenue: 0.04%
North Carolina Facilities Finance Agency The Arc of North Carolina Project Series 2017A (HUD Insured)	5.00	10-1-2034	1,000,000	1,117,620
North Carolina Facilities Finance Agency The NCA&T University Foundation LLC Project Series 2015A (AGC Insured)	5.00	6-1-2027	1,000,000	1,185,350
North Carolina HFA Series 2	4.25	1-1-2028	150,000	152,246

				2,455,216

Miscellaneous Revenue: 0.11%
Cabarrus County NC Limited Obligation Installment Financing Contract Series 2017	5.00	6-1-2031	500,000	625,715
Charlotte NC Certificate of Participation Equipment Acquisition and Public Facilities Series A	5.00	12-1-2026	1,160,000	1,235,748
Charlotte NC Certificate of Participation Transit Projects Series C	5.00	6-1-2030	1,000,000	1,129,070
Henderson County NC Limited Obligation Series A	5.00	10-1-2030	500,000	615,885
Orange County NC Limited Obligation Series 2018	5.00	10-1-2032	215,000	278,474
Orange County NC Limited Obligation Series 2018	5.00	10-1-2033	220,000	283,543
Orange County NC Limited Obligation Series 2018	5.00	10-1-2034	65,000	83,525
Raleigh NC Limited Obligation Series A	5.00	10-1-2033	1,000,000	1,152,570
Wilmington NC Limited Obligation Series A	5.00	6-1-2030	400,000	491,196

				5,895,726

Transportation Revenue: 0.13%
North Carolina Department of Transportation I-77 Hot Lanes Project Series 2015	5.00	6-30-2028	1,275,000	1,369,949
North Carolina Turnpike Authority Monroe Expressway Toll Revenue Bond Series 2016A	5.00	7-1-2042	500,000	542,750
North Carolina Turnpike Authority Triangle Expressway System (AGM Insured)	5.00	1-1-2049	4,500,000	5,384,250

				7,296,949

				66,752,784

North Dakota: 0.28%

Miscellaneous Revenue: 0.19%
University of North Dakota Infrastructure Energy Improvement Project Green Certificates Series A	5.00	4-1-2057	9,000,000	10,491,300

Water & Sewer Revenue: 0.09%
North Dakota PFA Revolving Fund Program Series A	5.00	10-1-2038	3,780,000	4,792,284

				15,283,584

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Ohio: 2.49%

Airport Revenue: 0.15%
Cleveland OH Airport System Revenue Series A	5.00%	1-1-2025	$4,015,000	$4,299,182
Cleveland OH Airport System Revenue Series A (AGM Insured)	5.00	1-1-2031	3,600,000	3,854,808

				8,153,990

GO Revenue: 0.03%
Highland OH Local School District Medina County School Improvement Series A	5.25	12-1-2054	1,500,000	1,709,595

Health Revenue: 0.87%
Allen County OH Catholic Healthcare Series B	5.25	9-1-2027	3,825,000	3,856,289
Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	5,000,000	5,363,050
Cleveland Cuyahoga County OH Facilities Improvement Centers for Dialysis	5.00	12-1-2047	5,205,000	5,765,526
Franklin County OH Trinity Health Credit Group	4.00	12-1-2044	3,450,000	3,883,355
Hamilton County OH Hospital Facilties Revenue Bonds	5.00	9-15-2045	7,500,000	8,962,425
Lucas County OH Hospital Revenue Promedica Healthcare Obligation	5.25	11-15-2048	15,000,000	16,700,550
Montgomery County OH Hospital Revenue Refunding Bonds	4.00	11-15-2039	3,000,000	3,157,920

				47,689,115

Housing Revenue: 0.06%
Ohio HFA MFHR Chadwick Place & Union Square Apartments	1.60	1-1-2022	3,120,000	3,132,418

Miscellaneous Revenue: 0.78%
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2026	2,030,000	2,399,338
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2028	1,610,000	1,892,668
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2030	2,250,000	2,624,895
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2035	12,000,000	13,732,080
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	2,500,000	2,839,175
Ohio Series A	5.00	2-1-2036	4,265,000	5,122,819
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2035	5,390,000	6,627,275
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2036	2,000,000	2,452,200
Ohio Water Development Authority Fresh Water Series B	5.00	12-1-2034	1,895,000	2,337,880
RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	3,150,000	3,153,812

				43,182,142

Tax Revenue: 0.11%
Franklin County OH	5.00	6-1-2048	5,000,000	6,205,950

Transportation Revenue: 0.19%
Ohio Turnpike Commission CAB Series A-4 ¤	0.00	2-15-2034	8,500,000	10,255,760

Utilities Revenue: 0.21%
Lancaster OH Port Authority Gas Supply (Royal Bank of Canada LIQ)	5.00	8-1-2049	10,000,000	11,669,100

Water & Sewer Revenue: 0.09%
Ohio Water Development Authority Loan Fund Series A	5.00	12-1-2050	4,000,000	5,167,360

				137,165,430

Oklahoma: 1.06%

Airport Revenue: 0.63%
Oklahoma City OK Airport Trust Series 33	5.00	7-1-2043	9,000,000	10,637,100
Oklahoma City OK Airport Trust Series 33	5.00	7-1-2047	11,500,000	13,526,760
Tulsa OK Airports Improvement Trust AMT Series A (BAM Insured)	5.00	6-1-2035	1,055,000	1,182,855
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.00	6-1-2043	4,485,000	5,248,168

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.25%	6-1-2048	$3,770,000	$4,451,955

				35,046,838

Miscellaneous Revenue: 0.37%
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2030	2,000,000	2,445,140
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2031	1,145,000	1,394,186
Muskogee OK Industrial Trust Educational Facilities	4.00	9-1-2030	4,440,000	5,274,853
Muskogee OK Industrial Trust Educational Facilities	4.00	9-1-2032	4,000,000	4,645,520
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2031	5,520,000	6,489,257

				20,248,956

Transportation Revenue: 0.02%
Oklahoma Turnpike Authority Revenue Series A	5.00	1-1-2042	1,000,000	1,177,260

Water & Sewer Revenue: 0.04%
McGee Creek Authority Oklahoma Water Revenue (National Insured)	6.00	1-1-2023	1,820,000	1,959,139

				58,432,193

Oregon: 0.25%

GO Revenue: 0.17%
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2030	2,560,000	3,429,350
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2031	2,125,000	2,812,140
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2032	2,350,000	3,094,081

				9,335,571

Health Revenue: 0.04%
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.13	11-15-2040	500,000	509,645
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.25	11-15-2050	500,000	505,140
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.38	11-15-2055	1,000,000	1,011,750

				2,026,535

Utilities Revenue: 0.04%
Eugene OR Electric Utility Revenue Series A	4.00	8-1-2045	1,260,000	1,489,030
Eugene OR Electric Utility Revenue Series A	4.00	8-1-2049	800,000	940,872

				2,429,902

				13,792,008

Pennsylvania: 5.20%

Airport Revenue: 0.54%
Philadelphia PA Airport Series A	5.00	6-15-2027	8,200,000	8,487,902
Philadelphia PA Airport Series A	5.00	7-1-2047	9,950,000	11,318,722
Philadelphia PA Airport Series B	5.00	7-1-2042	7,000,000	8,014,790
Philadelphia PA Airport Series B	5.00	7-1-2029	1,000,000	1,197,620
Philadelphia PA Airport Series B	5.00	7-1-2031	750,000	887,835

				29,906,869

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.15%
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University	5.00%	7-1-2029	$500,000	$506,680
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2024	1,540,000	1,643,811
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2025	1,625,000	1,754,285
Pennsylvania HEFAR Indiana University Student Housing Project Series A	5.00	7-1-2032	1,000,000	1,088,480
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	2,000,000	2,239,800
Philadelphia PA IDA New Foundations Charter School Project	6.00	12-15-2027	275,000	306,944
Philadelphia PA IDA University Revenue Refunding Bond St. Joesph’s University Project %%	4.00	11-1-2038	1,000,000	1,092,520

				8,632,520

GO Revenue: 0.49%
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2025	1,180,000	1,398,335
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2026	1,200,000	1,458,624
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2027	1,000,000	1,230,120
North Pocono PA School District Notes Series A (AGM Insured) %%	4.00	9-15-2029	2,170,000	2,541,634
North Pocono PA School District Notes Series A (AGM Insured) %%	4.00	9-15-2032	1,750,000	2,012,133
Philadelphia PA School District Series A	5.00	9-1-2024	2,075,000	2,411,441
Philadelphia PA School District Series D	5.00	9-1-2021	5,000,000	5,238,550
Philadelphia PA School District Series F	5.00	9-1-2035	3,820,000	4,531,933
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2032	1,440,000	1,596,341
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2033	1,490,000	1,644,915
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2034	1,555,000	1,713,890
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2035	1,205,000	1,327,030

				27,104,946

Health Revenue: 0.97%
Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2039	2,250,000	2,513,835
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.00	7-15-2025	5,900,000	6,964,537
Berks County PA Municipal Authority	5.00	11-1-2044	2,065,000	2,108,220
Chester County PA HEFA Main Line Health System Series A	4.00	9-1-2050	3,500,000	3,980,725
Geisinger PA Health System Series A-1	4.00	2-15-2047	10,000,000	10,892,400
Geisinger PA Health System Series A-1	4.00	4-1-2050	8,000,000	8,916,320
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2035	2,750,000	3,047,440
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2038	1,000,000	1,096,560
Montgomery County PA HEFA Thomas Jefferson University	5.00	9-1-2031	4,100,000	5,139,678
Pennsylvania EDFA Series A-1	4.00	4-15-2045	6,500,000	7,143,760
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	4.50	7-1-2027	750,000	683,670
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	5.00	7-1-2032	1,000,000	887,060

				53,374,205

Industrial Development Revenue: 0.34%
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2030	600,000	674,304
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2034	16,375,000	17,977,785

				18,652,089

Miscellaneous Revenue: 1.52%
Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project	5.75	7-1-2032	8,635,000	12,238,126
Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	22,830,000	29,527,181

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Delaware Valley PA Regional Finance Authority Local Government Series C (Ambac Insured)	7.75%	7-1-2027	$4,025,000	$5,429,162
Pennsylvania Finance Authority Pennsylvania Hills Project Series B (National Insured) ¤	0.00	12-1-2025	1,110,000	1,022,332
Pennsylvania Public School Building Authority Philadelphia School District Project	5.00	4-1-2024	3,960,000	4,271,771
State Public School Building Authority Pennsylvania Philadelphia School District Project	5.00	4-1-2022	2,635,000	2,822,296
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2034	1,915,000	2,276,609
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2024	2,250,000	2,588,018
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2035	16,715,000	19,904,556
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2030	1,065,000	1,237,360
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2031	1,110,000	1,282,272
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2032	1,155,000	1,325,640

				83,925,323

Resource Recovery Revenue: 0.06%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incoporated Project Series A ø	1.95	4-1-2034	3,500,000	3,500,595

Tax Revenue: 0.13%
Pennsylvania State Turnpike Commission	5.00	12-1-2043	6,000,000	7,129,980

Transportation Revenue: 0.72%
Lancaster PA Parking Authority Guaranteed Series A (BAM Insured)	4.00	9-1-2044	2,000,000	2,219,380
Pennsylvania Turnpike Commission Motor License Series B-1	5.00	12-1-2040	12,410,000	12,653,732
Pennsylvania Turnpike Commission Motor License Series B-2	5.00	12-1-2035	9,900,000	11,970,288
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,750,000	2,035,705
Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2027	1,150,000	1,400,459
Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2028	1,450,000	1,749,976
Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2027	1,260,000	1,534,415
Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2028	5,005,000	6,040,434

				39,604,389

Water & Sewer Revenue: 0.28%
Luzerne County PA IDA Revenue Refunding Bond AMT Pennsylvania American Water Company Project	2.45	12-1-2039	5,500,000	5,951,275
Philadelphia PA Series B	5.00	7-1-2033	8,000,000	9,417,920

				15,369,195

				287,200,111

Puerto Rico: 0.07%

Transportation Revenue: 0.07%
Puerto Rico Highway & Transportation Authority Series AA (National Insured)	5.50	7-1-2020	3,015,000	3,015,000
Puerto Rico Highway & Transportation Authority Series CC (AGM Insured)	5.50	7-1-2029	825,000	911,427

				3,926,427

Rhode Island: 0.04%

Airport Revenue: 0.04%
Rhode Island Commerce Corporation First Lien Special Facility Airport Corporation Intermodal Facility Project Series 2018	5.00	7-1-2031	2,115,000	2,321,297

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

South Carolina: 0.68%

Education Revenue: 0.21%
South Carolina Education Assistance Authority Student Loan Series I	5.10%	10-1-2029	$760,000	$760,448
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	1,500,000	1,626,780
University of South Carolina Athletic Facilities Series A	5.00	5-1-2043	8,155,000	9,386,650

				11,773,878

Resource Recovery Revenue: 0.08%
South Carolina Jobs EDA	8.00	12-6-2029	370,000	350,808
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.00	2-1-2035	1,880,000	1,573,861
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	2,750,000	2,198,763

				4,123,432

Utilities Revenue: 0.18%
Patriots Energy Group Financing Agency South Carolina Series A (Royal Bank of Canada LIQ)	4.00	10-1-2048	9,040,000	9,929,626

Water & Sewer Revenue: 0.21%
Columbia SC Waterworks & Sewer System	5.00	2-1-2043	10,380,000	11,630,271

				37,457,207

South Dakota: 0.40%

Health Revenue: 0.26%
South Dakota HEFA Sanford Health Project Series E	5.00	11-1-2042	13,465,000	14,310,063

Housing Revenue: 0.14%
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2023	750,000	829,718
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2024	1,100,000	1,253,285
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2025	1,000,000	1,168,320
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2026	1,540,000	1,840,623
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2032	1,010,000	1,212,687
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2033	1,250,000	1,492,838

				7,797,471

				22,107,534

Tennessee: 0.92%

Utilities Revenue: 0.92%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	20,000,000	22,645,000
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	24,155,000	25,998,993
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2026	1,020,000	1,204,671
Tennessee Energy Acquisition Corporation Series C	5.00	2-1-2021	1,000,000	1,019,380

				50,868,044

Texas: 9.78%

Airport Revenue: 1.02%
Austin TX Airport System AMT	5.00	11-15-2039	8,000,000	8,895,200
Austin TX Airport System AMT	5.00	11-15-2044	3,500,000	3,867,115
Dallas-Fort Worth TX International Airport AMT Series D	5.00	11-1-2038	13,250,000	13,791,395
Dallas-Fort Worth TX International Airport Series H	5.00	11-1-2042	20,765,000	21,596,638
Houston TX Airport System Subordinate Bond Lien AMT	5.00	7-15-2027	2,500,000	2,600,625

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)
Houston TX Airport System Subordinate Bond Lien AMT Series A	5.00%	7-1-2041	$4,750,000	$5,635,258

				56,386,231

Education Revenue: 0.41%
Clifton TX Higher Education Finance Corporation International Leadership Series A	5.75	8-15-2038	2,000,000	2,196,380
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.00	8-15-2038	6,000,000	6,658,620
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.13	8-15-2048	6,750,000	7,443,833
Newark TX Higher Education Finance Corporation Austin Achieve Public Schools Incorporated	5.00	6-15-2048	750,000	760,178
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2030	1,460,000	1,823,861
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2032	650,000	802,887
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2039	750,000	906,893
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2040	1,000,000	1,206,530
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2041	900,000	1,083,321

				22,882,503

GO Revenue: 2.18%
El Paso TX	4.00	8-15-2031	6,500,000	7,529,535
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2034	1,000,000	1,167,540
Houston TX Public Improvement Refunding Bonds Series A	5.00	3-1-2029	2,160,000	2,696,436
Lewisville TX Independent School District Unlimited Tax Refunding Bonds Series A	5.00	8-15-2022	2,640,000	2,902,073
Lone Star College System Texas Refunding Bonds Limited Tax	5.00	2-15-2028	4,055,000	4,978,445
Nacogdoches TX Independent School District	5.00	2-15-2049	8,560,000	10,387,389
Port Isabel TX 144A	5.10	2-15-2049	1,000,000	1,108,810
Royse City TX Independent School District	5.00	8-15-2034	3,025,000	3,624,253
Salado TX Independent School District	5.00	2-15-2049	1,605,000	1,959,063
San Antonio TX Independent School District	5.00	8-15-2048	13,000,000	15,276,950
Sugar Land TX Refunding Bonds	5.00	2-15-2030	1,250,000	1,566,350
Temple TX	5.00	8-1-2032	1,070,000	1,288,355
Texas Refunding Bond Series B	5.00	10-1-2036	24,500,000	29,310,575
Travis County TX	5.00	3-1-2036	12,470,000	16,120,468
Travis County TX	5.00	3-1-2039	6,250,000	7,999,875
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2033	555,000	603,940
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2034	630,000	682,769
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2034	835,000	904,940
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2035	655,000	706,987
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2035	865,000	933,655
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2036	680,000	731,292
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2036	905,000	973,264

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  43

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Williamson County TX	4.00%	2-15-2031	$6,195,000	$6,721,575

				120,174,539

Health Revenue: 0.16%
Harris County TX Texas Childrens Hospital Series A	4.00	10-1-2037	3,000,000	3,525,780
Harris County TX Texas Childrens Hospital Series A	4.00	10-1-2038	2,300,000	2,694,841
New Hope ECFA Children’s Health System of Texas Project Series A	4.00	8-15-2033	2,050,000	2,354,323

				8,574,944

Housing Revenue: 0.31%
Alamito TX Public Facility Corporation Cramer Three Apartments Project	2.50	11-1-2021	7,000,000	7,095,130
Austin TX Affordable Public Facility Corporation Incorporated Commons at Goodnight Apartments	1.85	1-1-2021	10,000,000	10,000,000

				17,095,130

Industrial Development Revenue: 0.03%
Houston TX Airport System Revenue AMT Series B2	5.00	7-15-2020	1,610,000	1,612,640

Miscellaneous Revenue: 0.56%
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	3,910,000	3,911,916
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	9,005,000	9,045,703
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	5.50	9-1-2039	2,495,000	2,429,182
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	1,845,000	1,853,339
Lower Colorado TX River Authority Series A	5.00	5-15-2033	2,475,000	2,749,973
Texas PFA	4.00	2-1-2034	5,000,000	6,066,400
Texas PFA	4.00	2-1-2035	2,000,000	2,417,620
Texas PFA	4.00	2-1-2036	2,175,000	2,617,982

				31,092,115

Tax Revenue: 0.76%
Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2048	5,000,000	5,789,450
Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2046	28,455,000	32,995,280
Old Spanish Trail/Almeda Corridors RDA (BAM Insured)	4.00	9-1-2036	1,125,000	1,294,043
Old Spanish Trail/Almeda Corridors RDA (BAM Insured)	4.00	9-1-2037	1,430,000	1,634,147

				41,712,920

Transportation Revenue: 1.38%
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2033	3,740,000	3,941,212
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2044	3,000,000	3,411,210
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2049	2,450,000	2,764,531
Grand Parkway Transportation Corporation Texas CAB Series B ¤	0.00	10-1-2029	1,015,000	1,173,878
Grand Parkway Transportation Corporation Texas Series B ¤	0.00	10-1-2030	2,000,000	2,307,940
Grand Parkway Transportation Corporation Texas Series C	4.00	10-1-2045	8,085,000	9,368,979
Grand Parkway Transportation Corporation Texas Series C	4.00	10-1-2049	19,265,000	22,219,673
North Texas Tollway Authority Series A	5.00	1-1-2033	3,600,000	4,121,496
North Texas Tollway Authority Series A	5.00	1-1-2035	4,000,000	4,568,240
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	4.00	12-31-2037	3,000,000	3,297,900
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	6.75	6-30-2043	4,000,000	4,546,560

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00%	12-31-2038	$12,500,000	$14,323,625

				76,045,244

Utilities Revenue: 0.40%
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond	2.75	2-1-2048	11,000,000	11,565,950
Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2029	5,115,000	5,460,109
Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2031	5,000,000	5,312,550

				22,338,609

Water & Sewer Revenue: 2.57%
Austin TX Water & Wastewater Refunding Bond	5.00	11-15-2045	15,065,000	18,145,341
Dallas TX Waterworks & Sewer System Refunding Bond Series A	5.00	10-1-2030	3,810,000	4,596,879
Tarrant TX Regional Water District	5.00	9-1-2034	3,500,000	4,098,710
Tarrant TX Regional Water District	5.00	3-1-2049	15,000,000	17,141,700
Texas Series A	4.00	10-15-2036	5,000,000	5,900,700
Texas Series B	5.00	4-15-2049	40,000,000	50,015,200
Texas Water Development Board	4.00	8-1-2038	2,500,000	3,060,475
Texas Water Development Board Series A	4.00	10-15-2037	11,650,000	13,711,351
Texas Water Implementation Fund Series A	4.00	10-15-2036	1,015,000	1,236,991
Texas Water Implementation Fund Series A	4.00	10-15-2037	4,000,000	4,874,000
Texas Water Implementation Fund Series A	4.00	10-15-2038	6,500,000	7,895,875
Texas Water Implementation Fund Series A	4.00	10-15-2044	9,500,000	11,278,495

				141,955,717

				539,870,592

Utah: 1.07%

Airport Revenue: 0.39%
Salt Lake City UT Series A	5.00	7-1-2036	2,500,000	3,019,150
Salt Lake City UT Series A	5.00	7-1-2043	2,500,000	2,968,700
Salt Lake City UT Series A	5.00	7-1-2043	1,500,000	1,811,520
Salt Lake City UT Series A	5.00	7-1-2048	5,500,000	6,487,800
Salt Lake City UT Series A	5.00	7-1-2048	3,000,000	3,598,890
Salt Lake City UT Series A	5.25	7-1-2048	3,000,000	3,592,830

				21,478,890

Health Revenue: 0.59%
Utah County UT Hospital Revenue Bond IHC Health Services Incorporated Series 2012	5.00	5-15-2043	32,000,000	32,944,960

Tax Revenue: 0.09%
Utah Transit Authority Series A	5.00	6-15-2030	4,000,000	4,899,240

				59,323,090

Vermont: 0.21%

Education Revenue: 0.21%
Vermont Student Assistance Corporation Series B (1 Month LIBOR +1.00%) ±	1.17	6-2-2042	12,152,881	11,743,572

Virginia: 0.53%

GO Revenue: 0.29%
Fairfax County VA Series A	4.00	10-1-2034	8,450,000	9,468,394
Norfolk VA Series C	4.00	9-1-2032	5,810,000	6,820,998

				16,289,392

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  45

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.03%
Roanoke VA EDA Residential Care Facility Revenue Richfield Living Prooject	5.00%	9-1-2040	$1,645,000	$1,586,175

Tax Revenue: 0.02%
Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	397,000	222,685
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,824,000	81,788
Marquis VA CDA Series B	5.63	9-1-2041	1,310,000	711,304

				1,015,777

Transportation Revenue: 0.15%
Virginia Small Business Financing Authority AMT 95 Express Lanes LLC Project	5.00	7-1-2049	4,000,000	4,110,360
Virginia Small Business Financing Authority Senior Lien 95 Express Lanes LLC Project	5.00	7-1-2034	4,000,000	4,116,280

				8,226,640

Utilities Revenue: 0.04%
Wise County IDA Waste & Sewage Disposal Revenue	1.20	11-1-2040	2,000,000	2,004,940

				29,122,924

Washington: 3.69%

Airport Revenue: 0.34%
Port Of Seattle WA Revenue AMT Intermediate Lien	5.00	4-1-2044	16,000,000	18,896,800

Education Revenue: 0.05%
Washington HEFA Seattle University Project %%	4.00	5-1-2045	1,000,000	1,100,240
Washington HEFA Seattle University Project %%	5.00	5-1-2030	760,000	961,689
Washington HEFA Seattle University Project %%	5.00	5-1-2032	335,000	417,899
Washington HEFA Seattle University Project %%	5.00	5-1-2033	300,000	371,697

				2,851,525

GO Revenue: 1.64%
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2031	9,000,000	10,823,850
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2034	2,500,000	2,954,875
King and Pierce County WA School District #408 Auburn (AGM Insured)	4.00	12-1-2035	2,470,000	2,984,723
King and Pierce County WA School District #408 Auburn (AGM Insured)	4.00	12-1-2036	5,000,000	5,993,150
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	8,940,000	10,530,694
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2035	9,430,000	10,845,537
King County WA School District #210 Federal Way (AGM Insured)	4.00	12-1-2033	10,000,000	11,823,200
King County WA School District #414 Lake Washington (AGM Insured)	5.00	12-1-2033	570,000	728,010
King County WA School District #414 Lake Washington (AGM Insured)	5.00	12-1-2034	1,000,000	1,273,240
Seattle WA	4.00	12-1-2040	2,500,000	2,762,650
Snohomish County WA School District (AGM Insured)	5.00	12-1-2031	1,500,000	1,810,605
Washington Motor Vehicle Fuel Tax Series B	5.00	8-1-2032	8,545,000	10,204,183
Washington Series 2017-A	5.00	8-1-2040	3,500,000	4,205,810
Washington Series 2017-A	5.00	8-1-2041	2,500,000	2,997,725
Washington Series 2017-A	5.00	8-1-2033	1,500,000	1,832,715
Washington Series RA	4.00	7-1-2030	7,950,000	8,408,318

				90,179,285

Health Revenue: 0.19%
Spokane WA Housing Finance Commission Riverview Retirement Community Project	5.00	1-1-2023	725,000	737,506
Washington HCFR Providence Health & Services Series 2012A	5.00	10-1-2042	2,160,000	2,286,058

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Washington Health Care Facilities Authority Commonspirit Health Series A-2	5.00%	8-1-2038	$3,000,000	$3,572,340
Washington Health Care Facilities Authority Seattle Cancer Care Alliance %%	4.00	9-1-2045	2,500,000	2,817,225
Washington Health Care Facilities Authority Seattle Cancer Care Alliance %%	5.00	9-1-2040	1,000,000	1,245,300

				10,658,429

Miscellaneous Revenue: 0.22%
Washington Certificate of Participation	5.00	7-1-2038	1,660,000	2,103,884
Washington Certificate of Participation	5.00	7-1-2039	1,745,000	2,205,575
Washington Certificate of Participation	5.00	7-1-2040	1,480,000	1,865,940
Washington Certificate of Participation	5.00	7-1-2041	1,555,000	1,954,495
Washington Certificate of Participation Series A	5.00	7-1-2038	3,265,000	3,991,822

				12,121,716

Tax Revenue: 0.54%
Central Puget Sound WA Regional Transportation Authority Series S1	5.00	11-1-2035	9,485,000	11,316,174
Washington Convention Center Public Facilities District Lodging Tax	5.00	7-1-2058	10,000,000	10,949,300
Washington Series B	5.00	8-1-2037	6,400,000	7,736,064

				30,001,538

Utilities Revenue: 0.10%
Chelan County WA Public Utility District #1 Refunding Bond AMT Series C	5.00	7-1-2026	1,285,000	1,566,839
Seattle WA Municipal Light & Power Authority	4.00	9-1-2040	3,290,000	3,613,966

				5,180,805

Water & Sewer Revenue: 0.61%
King County WA	5.00	7-1-2047	7,510,000	8,761,091
King County WA	2.60	1-1-2043	19,000,000	19,232,180
King County WA	5.00	7-1-2042	4,660,000	5,683,709

				33,676,980

				203,567,078

West Virginia: 0.14%

GO Revenue: 0.08%
Ohio County WV Board of Education	3.00	6-1-2025	1,205,000	1,334,634
Ohio County WV Board of Education	3.00	6-1-2026	2,680,000	3,000,367

				4,335,001

Tax Revenue: 0.06%
Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.50	6-1-2037	2,500,000	2,575,150
Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.75	6-1-2043	675,000	696,688

				3,271,838

				7,606,839

Wisconsin: 2.93%

Education Revenue: 0.35%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.00	8-1-2033	2,120,000	2,323,456
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	4,650,000	5,069,663
PFA Wisconsin Charter School Revenue American Preparatory Academy 144A	5.00	7-15-2039	1,375,000	1,399,448

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  47

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Wisconsin PFA Carolina International School Series A 144A	6.00%	8-1-2023	$310,000	$327,800
Wisconsin PFA Carolina International School Series A 144A	6.75	8-1-2033	2,430,000	2,678,808
Wisconsin PFA Carolina International School Series A 144A	7.00	8-1-2043	1,575,000	1,728,326
Wisconsin PFA Carolina International School Series A 144A	7.20	8-1-2048	940,000	1,034,630
Wisconsin PFA Wisland Revenue Northwest Nazarene University	4.25	10-1-2049	5,410,000	4,937,058

				19,499,189

GO Revenue: 0.18%
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2027	3,385,000	3,942,577
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2028	1,380,000	1,603,463
Verona WI Area School District Building & Improvement Bonds	5.00	4-1-2026	3,310,000	4,098,243

				9,644,283

Health Revenue: 0.91%
Wisconsin HEFA Ascension Senior Credit Group Series A	4.50	11-15-2039	4,580,000	5,129,966
Wisconsin HEFA Ascension Senior Credit Group Series A	5.00	11-15-2035	12,000,000	14,127,000
Wisconsin HEFA Marshfield Clinic Health System	5.00	2-15-2052	4,000,000	4,567,640
Wisconsin PFA Series A	4.00	10-1-2049	24,500,000	26,372,780

				50,197,386

Housing Revenue: 0.63%
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2023	350,000	375,617
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2024	800,000	875,120
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2025	920,000	1,022,690
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2026	1,360,000	1,609,846
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2027	1,675,000	2,021,022
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2028	2,025,000	2,494,172
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2029	2,190,000	2,685,400
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2030	2,300,000	2,804,850
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2031	1,415,000	1,716,070
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2048	16,775,000	19,354,156

				34,958,943

Miscellaneous Revenue: 0.12%
Wisconsin Series 1	4.50	7-1-2033	2,085,000	2,230,804
Wisconsin Series A	5.00	6-1-2033	3,420,000	4,111,661

				6,342,465

Tax Revenue: 0.74%
Mount Pleasant WI Series A	5.00	4-1-2038	5,495,000	6,809,569
Mount Pleasant WI Series A ##	5.00	4-1-2043	20,205,000	24,759,207
Mount Pleasant WI Series A	5.00	4-1-2048	7,855,000	9,467,369

				41,036,145

				161,678,411

Wyoming: 0.04%

Education Revenue: 0.03%
Wyoming CDA	6.50	7-1-2043	1,600,000	1,629,808

Health Revenue: 0.01%
West Park Hospital District Wyoming Series B	6.50	6-1-2027	500,000	521,555

				2,151,363

Total Municipal Obligations (Cost $5,170,972,196)				5,457,252,794

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2020

		Principal	Value

Closed End Municipal Bond Fund Obligations: 0.11%

California: 0.11%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (60 shares) 0.92% 144Aø		$6,000,000	$6,000,000

Total Closed End Municipal Bond Fund Obligations (Cost $6,000,000)			6,000,000

	Yield	Shares
Short-Term Investments: 0.61%

Investment Companies: 0.61%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ##(l)(u)	0.10%	33,847,674	33,857,829

Total Short-Term Investments (Cost $33,857,299)			33,857,829

Total investments in securities (Cost $5,210,829,495)	99.60%	5,497,110,623

Other assets and liabilities, net	0.40	22,292,729

Total net assets	100.00%	$5,519,403,352

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.
(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
††	On the last interest date, partial interest was paid.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  49

Portfolio of investments—June 30, 2020

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CCAB	Convertible capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FGIC	Financial Guaranty Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$24,276,293	$1,090,058,394	$(1,080,502,061)	$25,330	$(127)	$296,610	$33,857,829	0.61%

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Municipal Bond Fund

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $5,176,972,196)	$5,463,252,794
Investments in affiliated securities, at value (cost $33,857,299)	33,857,829
Receivable for investments sold	211,000
Receivable for Fund shares sold	24,956,520
Receivable for interest	52,909,659
Prepaid expenses and other assets	386,433

Total assets	5,575,574,235

Liabilities
Payable for investments purchased	38,513,343
Payable for Fund shares redeemed	8,879,699
Overdraft due to custodian bank	4,653,798
Management fee payable	1,411,645
Dividends payable	1,976,706
Administration fees payable	451,047
Distribution fee payable	49,481
Trustees’ fees and expenses payable	3,541
Accrued expenses and other liabilities	231,623

Total liabilities	56,170,883

Total net assets	$5,519,403,352

Net assets consist of
Paid-in capital	$5,287,992,877
Total distributable earnings	231,410,475

Total net assets	$5,519,403,352

Computation of net asset value and offering price per share
Net assets – Class A	$1,138,933,579
Shares outstanding – Class A1	107,918,319
Net asset value per share – Class A	$10.55
Maximum offering price per share – Class A2	$11.05
Net assets – Class C	$79,862,906
Shares outstanding – Class C1	7,570,322
Net asset value per share – Class C	$10.55
Net assets – Class R6	$276,203,732
Shares outstanding – Class R6[1]	26,168,654
Net asset value per share – Class R6	$10.55
Net assets – Administrator Class	$1,017,781,082
Shares outstanding – Administrator Class[1]	96,408,877
Net asset value per share – Administrator Class	$10.56
Net assets – Institutional Class	$3,006,622,053
Shares outstanding – Institutional Class[1]	284,908,273
Net asset value per share – Institutional Class	$10.55

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  51

Statement of operations—year ended June 30, 2020

Investment income
Interest	$166,501,265
Dividends	1,241,055
Income from affiliated securities	296,610

Total investment income	168,038,930

Expenses
Management fee	18,382,337
Administration fees
Class A	1,897,938
Class C	142,147
Class R6	47,168
Administrator Class	930,664
Institutional Class	2,387,565
Shareholder servicing fees
Class A	2,961,659
Class C	222,083
Administrator Class	2,326,661
Distribution fee
Class C	666,137
Custody and accounting fees	154,625
Professional fees	78,384
Registration fees	208,839
Shareholder report expenses	111,311
Trustees’ fees and expenses	21,541
Other fees and expenses	52,928

Total expenses	30,591,987
Less: Fee waivers and/or expense reimbursements
Class A	(240,353)
Class C	(13,489)
Administrator Class	(985,411)

Net expenses	29,352,734

Net investment income	138,686,196

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(48,160,468)
Affiliated securities	25,330
Futures contracts	(19,404)

Net realized losses on investments	(48,154,542)

Net change in unrealized gains (losses) on
Unaffiliated securities	47,393,039
Affiliated securities	(127)

Net change in unrealized gains (losses) on investments	47,392,912

Net realized and unrealized gains (losses) on investments	(761,630)

Net increase in net assets resulting from operations	$137,924,566

The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$138,686,196		$111,379,445
Net realized gains (losses) on investments		(48,154,542)		8,102,223
Net change in unrealized gains (losses) on investments		47,392,912		141,181,173

Net increase in net assets resulting from operations		137,924,566		260,662,841

Distributions to shareholders from net investment income and net realized gains
Class A		(29,825,578)		(33,496,628)
Class C		(1,560,718)		(2,452,735)
Class R6		(4,491,029)		(1,008,740)[1]
Administrator Class		(24,748,374)		(18,574,895)
Institutional Class		(84,244,945)		(55,765,959)

Total distributions to shareholders		(144,870,644)		(111,298,957)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,167,275	97,235,133	10,207,001	104,731,394
Class C	766,819	8,149,104	1,091,183	11,211,311
Class R6	30,650,559	319,865,253	7,773,111 [1]	79,416,075 [1]
Administrator Class	45,240,283	475,573,522	65,531,996	662,326,993
Institutional Class	97,270,327	1,027,760,067	182,281,519	1,881,539,606

		1,928,583,079		2,739,225,379

Reinvestment of distributions
Class A	2,496,084	26,471,883	2,863,370	29,385,655
Class C	129,353	1,371,694	214,607	2,196,994
Class R6	2,722	28,842	53 [1]	556 [1]
Administrator Class	2,305,325	24,441,713	1,744,840	17,964,156
Institutional Class	6,798,581	72,103,950	4,420,261	45,500,840

		124,418,082		95,048,201

Payment for shares redeemed
Class A	(18,119,157)	(190,725,711)	(19,298,194)	(197,545,478)
Class C	(2,656,976)	(28,073,292)	(5,723,382)	(58,571,623)
Class R6	(11,370,139)	(117,923,335)	(887,652)[1]	(9,156,468)[1]
Administrator Class	(29,998,773)	(314,967,801)	(12,413,823)	(127,080,850)
Institutional Class	(90,500,756)	(947,650,502)	(58,145,370)	(593,888,764)

		(1,599,340,641)		(986,243,183)

Net asset value of shares issued in acquisition
Class A	0	0	5,041,496	51,955,343
Class C	0	0	764,390	7,874,457
Administrator Class	0	0	1,758,364	18,126,777
Institutional Class	0	0	3,124,015	32,190,161

		0		110,146,738

Net increase in net assets resulting from capital share transactions		453,660,520		1,958,177,135

Total increase in net assets		446,714,442		2,107,541,019

Net assets
Beginning of period		5,072,688,910		2,965,147,891

End of period		$5,519,403,352		$5,072,688,910

1.	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  53

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.55	$10.21	$10.25	$10.70	$10.25
Net investment income	0.25	0.30 [1]	0.32	0.33	0.31
Net realized and unrealized gains (losses) on investments	0.01	0.34	(0.02)	(0.38)	0.50

Total from investment operations	0.26	0.64	0.30	(0.05)	0.81
Distributions to shareholders from
Net investment income	(0.25)	(0.30)	(0.32)	(0.33)	(0.31)
Net realized gains	(0.01)	0.00	(0.02)	(0.07)	(0.05)

Total distributions to shareholders	(0.26)	(0.30)	(0.34)	(0.40)	(0.36)
Net asset value, end of period	$10.55	$10.55	$10.21	$10.25	$10.70
Total return[2]	2.54%	6.35%	2.97%	(0.47)%	8.04%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.79%	0.79%	0.79%
Net expenses	0.74%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.40%	2.89%	3.10%	3.13%	2.99%
Supplemental data
Portfolio turnover rate	24%	20%	19%	24%	16%
Net assets, end of period (000s omitted)	$1,138,934	$1,206,717	$1,179,800	$1,244,267	$1,529,884

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.55	$10.21	$10.24	$10.69	$10.25
Net investment income	0.17	0.22	0.24	0.25	0.23
Net realized and unrealized gains (losses) on investments	0.01	0.34	(0.01)	(0.38)	0.49

Total from investment operations	0.18	0.56	0.23	(0.13)	0.72
Distributions to shareholders from
Net investment income	(0.17)	(0.22)	(0.24)	(0.25)	(0.23)
Net realized gains	(0.01)	0.00	(0.02)	(0.07)	(0.05)

Total distributions to shareholders	(0.18)	(0.22)	(0.26)	(0.32)	(0.28)
Net asset value, end of period	$10.55	$10.55	$10.21	$10.24	$10.69
Total return[1]	1.77%	5.56%	2.30%	(1.21)%	7.14%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.53%	1.54%	1.54%	1.54%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.64%	2.15%	2.35%	2.38%	2.24%
Supplemental data
Portfolio turnover rate	24%	20%	19%	24%	16%
Net assets, end of period (000s omitted)	$79,863	$98,411	$132,529	$148,944	$186,036

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  55

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$10.55	$10.21
Net investment income	0.29	0.30
Net realized and unrealized gains (losses) on investments	0.01	0.34

Total from investment operations	0.30	0.64
Distributions to shareholders from
Net investment income	(0.29)	(0.30)
Net realized gains	(0.01)	0.00

Total distributions to shareholders	(0.30)	(0.30)
Net asset value, end of period	$10.55	$10.55
Total return[2]	2.90%	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.40%
Net expenses	0.39%	0.40%
Net investment income	2.76%	3.16%
Supplemental data
Portfolio turnover rate	24%	20%
Net assets, end of period (000s omitted)	$276,204	$72,655

[1].	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2].	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

56  |  Wells Fargo Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.55	$10.21	$10.25	$10.70	$10.26
Net investment income	0.27	0.31 [1]	0.33 [1]	0.34	0.33
Net realized and unrealized gains (losses) on investments	0.02	0.34	(0.02)	(0.38)	0.49

Total from investment operations	0.29	0.65	0.31	(0.04)	0.82
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.33)	(0.34)	(0.33)
Net realized gains	(0.01)	0.00	(0.02)	(0.07)	(0.05)

Total distributions to shareholders	(0.28)	(0.31)	(0.35)	(0.41)	(0.38)
Net asset value, end of period	$10.56	$10.55	$10.21	$10.25	$10.70
Total return	2.78%	6.51%	3.13%	(0.32)%	8.10%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.73%	0.73%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.54%	3.02%	3.27%	3.18%	3.15%
Supplemental data
Portfolio turnover rate	24%	20%	19%	24%	16%
Net assets, end of period (000s omitted)	$1,017,781	$832,318	$227,116	$108,715	$270,304

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  57

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.55	$10.21	$10.24	$10.70	$10.25
Net investment income	0.29	0.33	0.35	0.36	0.34
Net realized and unrealized gains (losses) on investments	0.01	0.34	(0.01)	(0.39)	0.50

Total from investment operations	0.30	0.67	0.34	(0.03)	0.84
Distributions to shareholders from
Net investment income	(0.29)	(0.33)	(0.35)	(0.36)	(0.34)
Net realized gains	(0.01)	0.00	(0.02)	(0.07)	(0.05)

Total distributions to shareholders	(0.30)	(0.33)	(0.37)	(0.43)	(0.39)
Net asset value, end of period	$10.55	$10.55	$10.21	$10.24	$10.70
Total return	2.85%	6.67%	3.37%	(0.28)%	8.35%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.45%	0.46%	0.46%	0.46%
Net expenses	0.44%	0.45%	0.46%	0.46%	0.46%
Net investment income	2.71%	3.15%	3.40%	3.44%	3.27%
Supplemental data
Portfolio turnover rate	24%	20%	19%	24%	16%
Net assets, end of period (000s omitted)	$3,006,622	$2,862,588	$1,425,703	$1,149,911	$961,289

The accompanying notes are an integral part of these financial statements.

58  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to

Wells Fargo Municipal Bond Fund  |  59

Notes to financial statements

make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $5,212,001,718 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$302,309,220

Gross unrealized losses	(17,200,315)

Net unrealized gains	$285,108,905

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(168,502)	$168,502

As of June 30, 2020, the Fund had current year deferred post-October capital losses consisting of $46,943,296 in short-term losses and $5,605,214 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

60  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$5,457,252,794	$0	$5,457,252,794

Closed end municipal bond fund obligations	0	6,000,000	0	6,000,000

Short-term investments

Investment companies	33,857,829	0	0	33,857,829

Total assets	$33,857,829	$5,463,252,794	$0	$5,497,110,623

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 million	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Wells Fargo Municipal Bond Fund  |  61

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.43% for Class R6 shares, 0.60% for Administrator Class shares and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $26,524 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $305,366,000 and $302,120,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $1,834,965,422 and $1,233,590,216, respectively.

62  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2020, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $5,916 in short futures contracts during the year ended June 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. ACQUISITIONS

After the close of business on March 15, 2019, the Fund acquired the net assets of Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund (collectively, the “Acquired Funds”). The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The Fund became the accounting and performance survivor in the transaction. The acquisitions were accomplished by a tax-free exchange of all of the shares of the Acquired Funds for shares of the Fund. Shareholders holding Class A, Class C and Institutional Class shares of the Acquired Funds each received Class A, Class C, and Institutional Class shares, respectively, of the Fund in the reorganizations. Administrator Class Shares of Wells Fargo Colorado Tax-Free Fund received Administrator Class shares of the Fund. The investment portfolio of Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund with fair values of $67,159,606 and $39,269,320, respectively, and identified costs of $63,687,809 and $37,881,620, respectively, at March 15, 2019 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains acquired, exchange ratio and number of shares issued were as follows:

Acquired fund	Value of net assets acquired	Unrealized gains	Exchange ratio	Number of shares issued
Wells Fargo Colorado Tax-Free Fund	$69,585,137	$3,471,797	1.04	2,805,719	Class A
			1.05	578,776	Class C
			1.04	1,758,364	AdministratorClass
			1.05	1,609,227	Institutional Class
Wells Fargo North Carolina Tax-Free Fund	40,561,601	1,387,700	0.97	2,235,777	Class A
			0.97	185,614	Class C
			0.97	1,514,788	Institutional Class

The aggregate net assets of the Fund immediately before and after the acquisitions were $3,786,391,719 and $3,896,538,457, respectively.

Assuming the acquisitions had been completed July 1, 2018, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended June 30, 2019 would have been

Net investment income	$114,397,248

Net realized and unrealized gains on investments	$149,990,955

Net increase in net assets resulting from operations	$264,388,203

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo Municipal Bond Fund  |  63

Notes to financial statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	Year ended June 30

	2020	2019

Ordinary income	$5,608,097	$0

Tax-exempt income	139,262,547	111,298,957

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred

$907,771	$285,108,905	$(52,548,510)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

64  |  Wells Fargo Municipal Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

Wells Fargo Municipal Bond Fund  |  65

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended June 30, 2020, $170,848 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended June 30, 2020, $1,577,042 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

66  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Municipal Bond Fund  |  67

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

68  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Municipal Bond Fund  |  69

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

70  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the three-, five- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the three-, five- and ten-year periods ended March 31, 2020, and lower than its benchmark index for the one-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Municipal Bond Fund  |  71

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

72  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Municipal Bond Fund  |  73

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

74  |  Wells Fargo Municipal Bond Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Municipal Bond Fund  |  75

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

76  |  Wells Fargo Municipal Bond Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

Wells Fargo Municipal Bond Fund  |  77

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00245 08-20

A253/AR253 06-20

Annual Report

June 30, 2020

Wells Fargo

Short-Term Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short-Term Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)

Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Short-Term Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with purchases made on or after September 21, 2020.

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As% of Public Offering Price	Front-end Sales Charge As% of Net Amount Invested	Commission Paid to Intermediary As% of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.00%	1.01%	0.85%

$250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo Short-Term Municipal Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Bruce R. Johns

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WSMAX)	7-18-2008	-0.56	0.95	1.36	1.47	1.36	1.56	0.76	0.63

Class C (WSSCX)	1-31-2003	-0.29	0.60	0.80	0.71	0.60	0.80	1.51	1.38

Class R6 (WSSRX)[3]	7-31-2018	–	–	–	1.75	1.61	1.79	0.38	0.35

Administrator Class (WSTMX)[4]	7-30-2010	–	–	–	1.39	1.35	1.56	0.70	0.60

Institutional Class (WSBIX)	3-31-2008	–	–	–	1.70	1.59	1.78	0.43	0.40

Bloomberg Barclays 1-3 Year Composite Municipal Bond Index[5]	–	–	–	–	2.64	1.68	1.48	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Short-Term Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.63% for Class A, 1.38% for Class C, 0.35% for Class R6, 0.60% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[5]

The Bloomberg Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Short-Term Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2020.

∎	The Fund’s conservative duration positioning detracted from performance as yields moved considerably lower over the period. However, yield-curve positioning modestly contributed to performance.

∎

Credit positioning detracted from performance as we were overweight lower investment-grade bonds (A- rated and BBB-rated) relative to higher investment-grade bonds. Higher-rated bonds outperformed over the period.

∎

The Fund’s underweight to pre-refunded bonds and overweight to revenue bonds as well as underweight to state and local general obligation bonds detracted from performance. Specifically, within the revenue bond sector, electric, education, and water and sewer bonds were the best-performing bonds in the index. The Fund’s underweight to those sectors detracted from performance over the period. An overweight to industrial development revenue bonds contributed to performance.

Effective maturity distribution as of June 30, 2020[7]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally, positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility, and more than $2.5 trillion in fiscal stimulus buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future. The fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Credit quality as of June 30, 2020[8]

Factors across the market influenced Fund performance.

Coming into the year, municipal bonds had positive momentum in terms of technical factors with reduced tax-exempt supply and positive fund flows. In fact, until the market volatility in March, the industry had more than 60 weeks of positive flows. This caused a supply/demand imbalance, which drove rates down and credit spreads tighter. There was a clear disconnect between technicals and fundamentals as investors reached for income wherever they could find it, which resulted in credit spreads near all-time tights and a very flat yield curve.

Please see footnotes on page 7.

8  |  Wells Fargo Short-Term Municipal Bond Fund

Performance highlights (unaudited)

As the year began, we continued an up-in-quality trade as we believed that higher investment-grade bonds represented better relative value and that credit spreads were vulnerable as the economy slowed. Despite this, we chose to keep a moderate overweight in lower investment-grade bonds, especially those that were seasoned and that we believed had good total return characteristics. In terms of the curve, we had been moving from a barbell structure with greater exposure to both shorter- and longer-duration bonds, to more key rate positions along the curve. We also slightly extended duration but remained defensively positioned. We were a little early to this trade and it was a modest detractor over the first half although we did outperform in terms of duration positioning for the full period.

The beginning of the second half of the year was a continuation of the first half. We did not reverse course as we felt the market was ripe for correction. We did not anticipate that the country’s response to the pandemic would be the catalyst for a correction, but we were pretty well positioned for it with duration short to the benchmark and higher overall credit quality, and we had removed most of the barbell and had lightened up on credits that we thought would be vulnerable in an economic downturn. The market had rallied pretty hard through February, which already had returns in excess of 100 basis points (bps; 100 bps equal 1.00%) of what many had forecast for the year.

March was a turning point for the market and after 61 weeks of positive fund flows, which were supportive of municipal valuations, outflows began and they were extreme as the risk-off trade took hold. According to Lipper, during the week of March 18 there were outflows of $12.2 billion, a new record that was broken the following week, with $13.7 billion of outflows. The Fund experienced small outflows as well but we were not forced sellers as we had been maintaining adequate cash equivalents in the portfolio.

With the markets in disarray and the short end of the market seizing up, the Fed began unprecedented support, first by cutting rates and second by announcing open-ended quantitative easing and targeted help to the municipal market through the Money Market Liquidity Facility and the Municipal Liquidity Facility. Not to be outdone, Congress passed four packages for about $3 trillion in aid across the economy.

This stabilized the markets and by mid-April, the municipal market was firmly on solid ground. High-grade bonds were in demand, but lower investment-grade and high-yield bond spreads remained wide, as did certain sectors, including transportation, education, and hospitals. We took advantage of this dislocation and began adding to lower investment-grade paper in late March that had been vetted by our analytical team and mispriced in the market, buying names such as New York Metropolitan Transportation Authority and prepaid gas bonds. Lower investment-grade paper continued to lag through early June but caught a bid and did well in June. Rates for high-grade paper are now at or near historical lows and credit spreads are tightening rapidly as technical factors are once again driving the market higher in price.

Rates are likely to remain low over the foreseeable future, and rating downgrades expected but defaults in the investment-grade space to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we should see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions and many have already cut expenses and furloughed employees and are preparing to raise taxes. That doesn’t mean it will be easy, and we have seen and should continue to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. We believe a deep analytical bench and individual security selection will be important drivers of performance in the next year. We expect to manage duration tactically depending on technical factors and market opportunities. Credit exposure will also vary depending on the work of our analytical team and where we find relative value in the market.

Wells Fargo Short-Term Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,005.81	$3.09	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Class C

Actual	$1,000.00	$1,002.03	$6.87	1.38%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.92	1.38%

Class R6

Actual	$1,000.00	$1,007.18	$1.75	0.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.76	0.35%

Administrator Class

Actual	$1,000.00	$1,004.92	$2.99	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Institutional Class

Actual	$1,000.00	$1,006.93	$2.00	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.90%

Alabama: 2.65%

Airport Revenue: 0.07%
Birmingham AL Airport Authority Series 2020 (BAM Insured) %%	5.00%	7-1-2023	$475,000	$530,699
Birmingham AL Airport Authority Series 2020 (BAM Insured) %%	5.00	7-1-2026	900,000	1,085,814
Birmingham AL Airport Authority Series 2020 (BAM Insured) %%	5.00	7-1-2027	500,000	614,785

				2,231,298

Health Revenue: 0.56%
Alabama Health Care Authority for Baptist Health Series B ø	1.32	11-1-2042	6,500,000	6,500,000
East Alabama Health Care Authority Series B ø	0.61	9-1-2039	12,267,000	12,267,000

				18,767,000

Industrial Development Revenue: 0.29%
Mobile AL Industrial Development Board Alabama Power Company Barry Plant Project Series A	1.00	6-1-2034	8,500,000	8,500,000
Selma AL Industrial Development Board Refunding Bonds Gulf Opportunity Zone International Paper Company	2.00	11-1-2033	1,000,000	1,033,020

				9,533,020

Utilities Revenue: 1.73%
Alabama Black Belt Energy Gas District Series A	4.00	6-1-2024	3,640,000	4,034,358
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	8-1-2047	3,880,000	4,102,712
Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	8,000,000	8,728,960
Alabama Black Belt Energy Gas District Series A	4.00	10-1-2049	9,500,000	10,954,260
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	1.15	8-1-2037	7,745,000	7,745,000
Southeast Alabama Gas Supply District Project #2 Series A	4.00	6-1-2049	20,060,000	22,096,291

				57,661,581

				88,192,899

Alaska: 1.04%

Health Revenue: 0.82%
Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	22,300,000	22,343,039
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2023	600,000	675,774
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2024	750,000	870,315
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2025	1,310,000	1,560,590
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2026	1,385,000	1,682,304

				27,132,022

Miscellaneous Revenue: 0.10%
Alaska Municipal Bond Bank Refunding Bond Series 2020-1%%	5.00	12-1-2025	1,470,000	1,778,715
Alaska Municipal Bond Bank Refunding Bond Series 2020-1%%	5.00	12-1-2026	1,350,000	1,666,724

				3,445,439

Utilities Revenue: 0.04%
Alaska IDA Snettisham Hydroelectric Project	5.00	1-1-2021	1,400,000	1,424,668

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.08%
North Slope Borough Service Area Water & Wastewater Facilities	5.25%	6-30-2034	$2,445,000	$2,554,218

				34,556,347

Arizona: 2.61%

Education Revenue: 0.10%
Cochise County AZ Community College District of Cochise County Series 2016A (BAM Insured)	5.00	7-1-2020	405,000	405,000
Cochise County AZ Community College District of Cochise County Series 2016A (BAM Insured)	5.00	7-1-2021	425,000	439,454
PIMA County AZ IDA Education Facility Odyssey Preparatory Academy Goodyear Project	7.00	6-1-2034	312,000	330,311
PIMA County AZ IDA Education Facility Odyssey Preparatory Academy Goodyear Project	7.13	6-1-2049	1,950,000	2,066,669

				3,241,434

Health Revenue: 0.72%
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	0.70	1-1-2035	4,865,000	4,813,577
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.80%) ±	0.93	9-1-2048	9,000,000	8,825,850
Scottsdale AZ IDA Healthcare Series F (AGM Insured) (m)	0.98	9-1-2045	4,500,000	4,500,000
Tempe AZ IDA Mirabella Arizona State University Project Series B1 144A	4.00	10-1-2023	6,000,000	5,879,820

				24,019,247

Industrial Development Revenue: 1.56%
Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	1,175,000	1,234,514
Chandler AZ IDA Intel Corporation Project	2.40	12-1-2035	32,885,000	34,125,422
Chandler AZ IDA Intel Corporation Project	5.00	6-1-2049	2,000,000	2,303,300
Phoenix AZ IDA Various Republic Services Incorporated Projects	2.10	12-1-2035	14,000,000	14,005,880

				51,669,116

Miscellaneous Revenue: 0.23%
Arizona Board of Regents Certificate of Participation Series A	5.00	6-1-2021	3,000,000	3,120,390
Navajo Nation AZ Refunding Bond Series A 144A	2.90	12-1-2020	3,025,000	3,030,143
Navajo Nation AZ Tribal Utility Authority (Municipal Government Guaranty Insured)	4.00	1-1-2021	1,621,000	1,624,307

				7,774,840

				86,704,637

Arkansas: 0.53%

Health Revenue: 0.14%
Boone County AR Hospital Construction Series 2006 (BOKF NA LOC) ø	3.00	5-1-2037	4,700,000	4,700,000

Housing Revenue: 0.39%
Arkansas Development Finance Authority MFHR Texarkana Rental Assistance Demonstration Convertible Bond Series A	2.10	6-1-2022	5,100,000	5,132,181
Mizuho Floater/Residual Trust Various States Series 2020-MIZ9008 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.36	4-1-2025	7,860,000	7,860,000

				12,992,181

				17,692,181

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
California: 4.87%

GO Revenue: 1.39%
California Refunding Bond Series A (SIFMA Municipal Swap+0.25%) ±	0.38%	5-1-2033	$26,000,000	$25,901,980
California Series B (SIFMA Municipal Swap +0.38%) ±	0.51	12-1-2027	20,000,000	19,818,400
San Ysidro CA School District (AGM Insured) ¤	0.00	8-1-2047	3,610,000	511,032

				46,231,412

Health Revenue: 0.23%
California HFFA Providence St. Joseph Series B1	1.25	10-1-2036	5,785,000	5,796,396
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) (m)	1.54	11-1-2036	1,100,000	1,100,000
Washington Township CA Health Care District Series B	5.00	7-1-2020	600,000	600,000

				7,496,396

Miscellaneous Revenue: 1.26%
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-1 (1 Month LIBOR +0.33%) ±	0.45	10-1-2047	19,000,000	18,855,030
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series B-2 (1 Month LIBOR +0.20%) ±	0.32	10-1-2047	8,000,000	7,968,880
Deutsche Bank Spears/Lifers Tender Option Bond Trust Series DBE-8049 (Deutsche Bank LIQ) 144Aø	0.48	12-1-2052	15,000,000	15,000,000

				41,823,910

Tax Revenue: 0.10%
Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	1,440,000	1,376,165
Sacramento CA Transportation Authority Sales Tax Refunding Bond Series A (Sumitomo Mitsui Banking LOC) ø	0.06	10-1-2038	2,000,000	2,000,000

				3,376,165

Transportation Revenue: 0.76%
Bay Area Toll Authority San Francisco Bay Area Series C-1 (SIFMA Municipal Swap +0.90%) ±	1.03	4-1-2045	25,500,000	25,421,970

Utilities Revenue: 0.06%
Long Beach CA Bond Finance Authority Natural Gas Series B (3 Month LIBOR +1.43%) ±	1.69	11-15-2026	2,000,000	1,982,480

Water & Sewer Revenue: 1.07%
California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±	0.50	12-1-2035	35,500,000	35,576,680

				161,909,013

Colorado: 1.20%

Airport Revenue: 0.03%
Denver CO City & County Department of Aviation Airport System Series A	5.00	11-15-2024	1,000,000	1,091,490

GO Revenue: 0.09%
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2022	1,450,000	1,590,897
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2024	1,140,000	1,322,104

				2,913,001

Health Revenue: 0.87%
Colorado HCFR Catholic Health Initiatives Series C2 (1 Month LIBOR +1.25%) ±	1.37	10-1-2039	8,730,000	8,657,978
Colorado HCFR Catholic Health Initiatives Series C4 (1 Month LIBOR +1.25%) ±	1.37	10-1-2039	3,495,000	3,466,201

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Colorado Health Facilities Authority Hospital Adventhealth Obligated Group Series B	5.00%	11-15-2049	$900,000	$1,108,818
Colorado Health Facilities Authority Improvement Christian Living	4.00	1-1-2025	325,000	318,061
University of Colorado Hospital Authority Series 2017C-1	5.00	11-15-2038	14,630,000	15,317,464

				28,868,522

Miscellaneous Revenue: 0.04%
Colorado Bridge Enterprise Central 70 Project	4.00	12-31-2023	1,285,000	1,413,179

Transportation Revenue: 0.17%
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2024	450,000	529,407
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2025	300,000	362,865
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2026	1,750,000	2,171,855
E-470 Public Highway Authority Colorado Series A	5.38	9-1-2026	2,700,000	2,722,653

				5,786,780

				40,072,972

Connecticut: 2.27%

Education Revenue: 1.09%
Connecticut HEFAR University of Hartford Series N	5.00	7-1-2024	120,000	129,742
Connecticut HEFAR University of Hartford Series N	5.00	7-1-2025	140,000	152,883
Connecticut HEFAR Yale University Issue Series A	1.10	7-1-2048	7,000,000	7,123,270
Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	25,000,000	25,427,750
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series A	3.60	11-15-2023	1,265,000	1,339,736
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2024	250,000	281,860
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2025	400,000	458,376
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2026	585,000	678,471
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series D %%	5.00	11-15-2025	500,000	574,000

				36,166,088

GO Revenue: 0.44%
Connecticut Refunding Bond Series B	4.00	5-15-2021	11,190,000	11,530,288
Connecticut Series C	4.00	6-1-2025	1,000,000	1,146,860
New Haven CT Series A	5.25	8-1-2021	1,830,000	1,904,261

				14,581,409

Health Revenue: 0.27%
Connecticut HEFAR Hartford Healthcare Series B1	5.00	7-1-2053	7,500,000	8,859,000

Housing Revenue: 0.30%
Meriden CT MFHR Yale Acres Project	1.73	8-1-2022	10,000,000	10,150,900

Tax Revenue: 0.17%
Connecticut Special Tax Obligation Transportation Infrastructure Purposes Series A	5.00	5-1-2026	1,200,000	1,469,052
Connecticut Special Tax Obligation Transportation Infrastructure Purposes Series A	5.00	5-1-2027	3,400,000	4,248,232

				5,717,284

				75,474,681

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Delaware: 0.12%

Utilities Revenue: 0.12%
Delaware EDA Gas Facilities Delmarva Power & Light Company Project Series A %%	1.05%	1-1-2031	$4,000,000	$4,018,440

District of Columbia: 0.75%

Airport Revenue: 0.11%
Metropolitan Washington DC Airport Authority Series A	5.00	10-1-2024	3,450,000	3,762,053

Housing Revenue: 0.37%
District of Columbia HFA MFHR Liberty Place Apartments Project	2.13	6-1-2021	9,800,000	9,858,604
District of Columbia HFA MFHR Strand Residences Project	1.45	2-1-2039	2,500,000	2,537,800

				12,396,404

Transportation Revenue: 0.08%
Metropolitan Washington Transit Authority Series A	5.00	7-15-2025	2,000,000	2,437,220

Water & Sewer Revenue: 0.19%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	6,000,000	6,205,260

				24,800,937

Florida: 2.89%

Airport Revenue: 0.14%
Broward County FL Airport System Series C	5.00	10-1-2022	2,000,000	2,176,220
Greater Orlando Aviation Authority Florida Airport Facilities Series A	5.00	10-1-2025	2,000,000	2,383,700

				4,559,920

Education Revenue: 0.31%
Florida Gulf Coast University Financing Corporation Housing Project Series A	5.00	8-1-2020	2,055,000	2,060,302
Florida Higher Educational Facilities Financing Authority Educational Facilities Institute Technology	5.00	10-1-2025	500,000	555,465
Florida Higher Educational Facilities Financing Authority Educational Facilities Institute Technology	5.00	10-1-2026	750,000	839,895
University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2020	3,125,000	3,162,000
University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2021	3,440,000	3,601,233

				10,218,895

Health Revenue: 0.29%
North Broward FL Hospital District Series B	5.00	1-1-2022	1,570,000	1,663,180
North Broward FL Hospital District Series B	5.00	1-1-2023	1,700,000	1,866,260
North Broward FL Hospital District Series B	5.00	1-1-2024	2,000,000	2,267,960
Palm Beach County FL HCFR Retirement Life Communities Series 2016	5.00	11-15-2021	3,515,000	3,671,769

				9,469,169

Housing Revenue: 0.51%
Capital Trust Agency Florida Council Towers Apartments Project Series A	0.80	3-1-2023	10,450,000	10,432,967
Miami-Dade County FL HFA MFHR Liberty Square Phase Two Project	1.42	11-1-2040	6,500,000	6,584,890

				17,017,857

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.50%
Manatee County FL School Board Certificate of Participation Series A	5.00%	7-1-2020	$1,225,000	$1,225,000
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	10,115,000	11,754,642
St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2020	2,010,000	2,010,000
St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2021	1,670,000	1,747,238

				16,736,880

Resource Recovery Revenue: 0.06%
Lee County FL Solid Waste System Refunding Bond	5.00	10-1-2023	1,750,000	1,960,858

Tax Revenue: 0.45%
Department of Environmental Protection Florida Forever Series A	5.00	7-1-2023	7,720,000	8,433,328
Leon County FL School District	4.00	9-1-2026	6,000,000	6,586,260

				15,019,588

Transportation Revenue: 0.06%
Florida Mid-Bay Bridge Authority Series C	5.00	10-1-2020	785,000	789,561
Osceola County FL Improvement Osceola Parkway Series	5.00	10-1-2024	300,000	342,045
Osceola County FL Improvement Osceola Parkway Series	5.00	10-1-2026	735,000	880,758

				2,012,364

Utilities Revenue: 0.05%
JEA Bulk Power Supply System Scherer 4 Project Series A	3.00	10-1-2022	1,800,000	1,803,150

Water & Sewer Revenue: 0.52%
Tohopekaliga FL Water Authority Utility System Bond 144A	5.00	10-1-2025	14,160,000	17,419,066

				96,217,747

Georgia: 3.24%

Housing Revenue: 0.32%
Cobb County GA Housing Authority MFHR White Circle Phase 2 Project	1.65	12-1-2022	6,000,000	6,048,000
Northwest GA Housing Authority MFHR Park Homes Apartments Project (FHA Insured)	1.54	8-1-2022	4,500,000	4,537,170

				10,585,170

Industrial Development Revenue: 0.66%
Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	16,360,000	16,487,444
Savannah GA EDA PCR International Paper Company Project Series B	1.90	8-1-2024	4,250,000	4,368,108
Savannah GA EDA Recovery Zone Facility International	2.00	11-1-2033	1,000,000	1,033,020

				21,888,572

Utilities Revenue: 2.26%
Bartow County GA Development Authority Georgia Power Company Bowen Project	2.05	9-1-2029	4,100,000	4,148,134
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.55	12-1-2049	4,000,000	4,005,120
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	22,050,000	22,874,450
Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	11,250,000	11,330,663
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project M	5.00	1-1-2025	200,000	231,228
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project M	5.00	1-1-2026	300,000	354,927
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2023	250,000	272,635
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2024	400,000	449,484
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2025	1,000,000	1,153,780

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Main Street Natural Gas Incorporated Georgia Gas Project Series B	5.00%	3-15-2021	$2,800,000	$2,870,588
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00	8-1-2048	6,225,000	6,812,267
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	3-1-2050	18,000,000	20,667,060

				75,170,336

				107,644,078

Hawaii: 0.45%

Housing Revenue: 0.22%
Hawaii Housing Finance & Development Corporation MFHR Hale Kewalo Apartments Series A (GNMA Insured)	1.90	1-1-2021	7,160,000	7,174,606

Miscellaneous Revenue: 0.23%
Hawaii Department of Transportation Airports Division Series 2013	5.25	8-1-2025	1,945,000	2,143,293
Hawaii Department of Transportation Airports Division Series 2013	5.25	8-1-2026	5,150,000	5,657,172

				7,800,465

				14,975,071

Illinois: 7.50%

Airport Revenue: 1.05%
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2022	6,100,000	6,445,748
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2025	5,000,000	5,574,950
Chicago IL O’Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2023	5,000,000	5,282,900
Chicago IL O’Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2024	1,550,000	1,637,219
Chicago IL O’Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2023	13,720,000	14,496,278
Chicago IL O’Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2024	1,335,000	1,506,000

				34,943,095

Education Revenue: 0.15%
Illinois State University Auxiliary Facilities System Series A	5.00	4-1-2024	2,325,000	2,577,263
Illinois State University Auxiliary Facilities System Series A (AGM Insured)	5.00	4-1-2025	700,000	818,531
Illinois State University Auxiliary Facilities System Series B (AGM Insured)	5.00	4-1-2024	415,000	472,341
Western Illinois University Refunding Bond Auxiliary Facilities System (BAM Insured)	4.00	4-1-2024	1,000,000	1,102,810

				4,970,945

GO Revenue: 2.06%
Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2022	500,000	534,315
Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2023	2,000,000	2,188,100
Chicago IL Park District Harbor Facility Series C	5.00	1-1-2022	3,155,000	3,208,856
Chicago IL Park District Refunding Bond Series D	5.00	1-1-2021	1,000,000	1,017,620
Chicago IL Park District Series A	4.50	1-1-2023	250,000	250,000
Chicago IL Prerefunded Refunding Bond Series C	5.00	1-1-2022	10,505,000	11,232,156
Chicago IL Prerefunded Refunding Bond Series C	5.00	1-1-2023	1,450,000	1,615,184
Chicago IL Refunding Bond Series A	5.00	1-1-2026	5,000,000	5,385,050
Chicago IL Refunding Bond Series B (Ambac Insured)	5.13	1-1-2022	1,595,000	1,653,680
Chicago IL Series C	5.00	1-1-2021	3,000,000	3,069,240
Chicago IL Unrefunded Balance Refunding Bond Series C	5.00	1-1-2022	5,340,000	5,427,736
Chicago IL Unrefunded Balance Refunding Bond Series C	5.00	1-1-2023	3,300,000	3,435,366
Cook County IL Refunding Bond Series 2016 A	5.00	11-15-2020	5,430,000	5,477,567

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Dekalb & Kane Counties IL Community Unit School District Series B (AGM Insured) ¤	0.00%	1-1-2025	$3,235,000	$3,028,089
Illinois Series 2014	5.00	4-1-2022	3,000,000	3,108,540
Illinois Series 2016	5.00	11-1-2021	5,000,000	5,148,450
Illinois Series 2020	5.13	5-1-2022	2,000,000	2,079,780
Illinois Series 2020	5.38	5-1-2023	1,000,000	1,062,910
Kane County IL School District Series B	2.00	2-1-2021	880,000	885,386
Kane, McHenry, Cook & Dekalb Counties IL Community Unit School District #300	4.25	1-1-2023	1,000,000	1,016,360
Kendall, Kane & Will Counties IL Refunding Bond Series B	5.00	10-1-2022	1,660,000	1,813,650
Kendall, Kane & Will Counties IL Refunding Bond Series B	5.00	10-1-2023	825,000	932,019
Waukegan IL Series B (AGM Insured)	4.00	12-30-2023	500,000	554,020
Whiteside & Lee Counties IL Community Unit School District Series A (BAM Insured)	4.00	12-1-2024	1,490,000	1,673,121
Will County IL Community High School District #161	4.00	1-1-2024	2,000,000	2,206,020
Winnebago Boone County IL Community College District Rock Valley College Series A (AGM Insured)	5.00	1-1-2022	500,000	531,500

				68,534,715

Health Revenue: 0.25%
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Series E-2	1.75	11-15-2042	2,000,000	2,016,820
Illinois Finance Authority Revenue Advocate Health Care Network	4.00	11-1-2030	3,600,000	4,112,964
Southwestern Illinois Development Authority Health Facility Memorial Group Incorporated	6.38	11-1-2023	1,950,000	2,146,287

				8,276,071

Housing Revenue: 0.23%
Illinois Housing Development Authority (SIFMA Municipal Swap +1.00%) (FNMA LOC, FNMA LIQ) ±	1.13	5-15-2050	7,500,000	7,506,675
Illinois Housing Development Authority (GNMA Insured)	5.00	8-1-2028	80,000	80,250

				7,586,925

Miscellaneous Revenue: 1.78%
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2024	2,270,000	2,415,666
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2025	2,460,000	2,636,874
Illinois Refunding Bond (BAM Insured)	5.00	8-1-2020	9,175,000	9,195,736
Illinois Refunding Bond	5.00	2-1-2022	4,375,000	4,519,244
Illinois Refunding Bond	5.00	2-1-2023	8,775,000	9,201,465
Illinois Refunding Bond Series 2012 (AGM Insured)	5.00	8-1-2020	5,000,000	5,011,300
Illinois Series 2014	5.00	5-1-2021	2,000,000	2,038,940
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2854 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.31	6-15-2050	24,160,000	24,160,000

				59,179,225

Tax Revenue: 1.58%
Build Illinois Bond Junior Obligation Series C	5.00	6-15-2022	2,985,000	3,123,176
Chicago IL Motor Fuel Tax Refunding Bond Series 2013	5.00	1-1-2021	380,000	381,406
Chicago IL Motor Fuel Tax Refunding Bond Series 2013	5.00	1-1-2022	955,000	965,142
Chicago IL Transit Authority Sales Tax Receipts	5.25	12-1-2024	6,705,000	7,036,495
Hillside IL Refunding Bond Series 2018	5.00	1-1-2024	1,215,000	1,236,736
Huntley IL Special Service Area #6 Special Tax Refunding Bond (BAM Insured)	2.20	3-1-2024	1,525,000	1,577,491
Illinois Refunding Bond	5.00	1-1-2021	1,760,000	1,780,645
Illinois Regional Transportation Authority Refunding Bond (AGM Insured)	5.75	6-1-2021	3,000,000	3,130,140

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Illinois Sales Tax Revenue Junior Obligation Series A	5.00%	6-15-2023	$5,825,000	$6,220,285
Illinois Sales Tax Revenue Junior Obligation Series C	4.00	6-15-2025	4,000,000	4,231,400
Illinois Sales Tax Revenue Refunding Bond Series C	4.00	6-15-2023	3,315,000	3,446,340
Illinois Series 2013	5.00	6-15-2024	485,000	517,126
Illinois Series A	4.00	1-1-2021	2,715,000	2,733,516
Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	7,000,000	7,310,870
Metropolitan Pier & Exposition Authority McCormick Place Project Series A (National Insured) ¤	0.00	12-15-2021	920,000	885,785
Metropolitan Pier & Exposition Authority McCormick Place Project Series B	5.00	12-15-2020	1,845,000	1,860,756
Sales Tax Securitization Corporation Second Lien Sales Tax	5.00	1-1-2028	5,000,000	5,999,550

				52,436,859

Tobacco Revenue: 0.38%
Illinois Railsplitter Tobacco Settlement Authority	5.00	6-1-2022	12,000,000	12,840,720

Water & Sewer Revenue: 0.02%
Chicago IL Second Lien	5.00	11-1-2020	740,000	748,562

				249,517,117

Indiana: 0.97%

GO Revenue: 0.06%
Hammond IN Local Public Improvement Advance Program Series A	2.38	12-31-2020	2,000,000	2,012,520

Health Revenue: 0.53%
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2022	1,000,000	1,087,140
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2023	1,270,000	1,424,800
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2024	3,000,000	3,460,530
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2021	1,000,000	1,056,010
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2023	800,000	897,512
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2024	1,000,000	1,153,510
Indiana Finance Authority Parkview Health Series A	5.00	5-1-2021	1,020,000	1,056,598
Indiana Finance Authority Parkview Health Series A	5.00	5-1-2023	1,010,000	1,126,766
Indiana Finance Authority Refunding Bond University Health Obligated Group Series B	1.65	12-1-2042	5,130,000	5,196,280
Indiana Finance Authority Senior Living Series A	5.00	11-15-2022	500,000	518,505
Indiana Finance Authority Senior Living Series A	5.00	11-15-2023	500,000	524,920

				17,502,571

Miscellaneous Revenue: 0.06%
Indiana Bond Bank Special Program Series A	5.25	10-15-2021	2,000,000	2,104,260

Resource Recovery Revenue: 0.12%
Indiana Finance Authority Economic Republic Services Project ø	0.65	12-1-2037	4,000,000	3,999,520

Utilities Revenue: 0.20%
Warrick County IN Environment Import Vectra Energy Delivery of Indiana Incorporated	2.38	9-1-2055	6,550,000	6,551,048

				32,169,919

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Iowa: 0.66%

Education Revenue: 0.07%
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00%	12-1-2022	$500,000	$534,190
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2023	700,000	765,597
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2024	1,000,000	1,116,830

				2,416,617

Housing Revenue: 0.23%
Iowa Finance Authority SFMR Series D (1 Month LIBOR +0.35%) (GNMA/FNMA/FHLMC Insured) ±	0.48	7-1-2048	7,500,000	7,429,200

Utilities Revenue: 0.36%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	10,000,000	12,067,800

				21,913,617

Kansas: 0.21%

Health Revenue: 0.06%
Wichita KS Health Care Facilities Presbyterian Manors Incorporated	4.00	5-15-2024	1,015,000	999,237
Wichita KS Health Care Facilities Presbyterian Manors Incorporated	5.00	5-15-2025	1,055,000	1,075,467

				2,074,704

Housing Revenue: 0.15%
Kansas Development Finance Authority MFHR Woodland Village Apartments Project Series J	1.68	7-1-2022	5,000,000	5,044,100

				7,118,804

Kentucky: 2.82%

Health Revenue: 0.40%
Louisville & Jefferson Counties KY Catholic Health Initiatives Series A	5.00	12-1-2021	8,210,000	8,728,626
Louisville & Jefferson Counties KY Metro Health System Revenue Norton Healthcare Incorporated Series C	5.00	10-1-2047	4,000,000	4,645,400

				13,374,026

Housing Revenue: 1.15%
Kentucky Housing Corporation Beecher Phase I Project	2.00	3-1-2022	5,500,000	5,578,705
Kentucky Housing Corporation Jefferson Green Apartments Project	2.20	9-1-2022	20,250,000	20,443,995
Kentucky Housing Corporation MFHR Chapel House Apartments Project	0.80	9-1-2022	3,070,000	3,084,797
Kentucky Housing Corporation MFHR City View Park Project	1.16	2-1-2023	9,000,000	9,065,340

				38,172,837

Miscellaneous Revenue: 0.24%
Lexington Fayette KY Urban County Lease Eastern State Hospital Series A	5.25	6-1-2026	6,620,000	6,857,393
Pendleton County KY School District Finance Corporation	2.00	2-1-2021	1,200,000	1,209,444

				8,066,837

Utilities Revenue: 1.03%
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	26,085,000	28,731,062
Louisville & Jefferson Counties KY Metro Government PCR Series B	2.55	11-1-2027	5,500,000	5,575,845

				34,306,907

				93,920,607

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Louisiana: 1.86%

Industrial Development Revenue: 1.66%
St John Baptist Parish LA Marathon Oil Corporation Project	2.10%	6-1-2037	$14,450,000	$14,118,228
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	0.31	11-1-2040	41,025,000	41,025,000

				55,143,228

Tax Revenue: 0.08%
Louisiana Local Government Environmental Facilities & CDA Series 2015 (BAM Insured)	5.00	12-1-2020	1,135,000	1,156,656
Louisiana Regional Transit Authority CAB (National Insured) ¤	0.00	12-1-2021	1,615,000	1,546,201

				2,702,857

Utilities Revenue: 0.12%
Lafayette LA Refunding Bond	5.00	11-1-2023	3,680,000	4,074,422

				61,920,507

Maine: 0.04%

Education Revenue: 0.01%
Maine Finance Authority Supplemental Education Loan Program Class A Series A-1 (AGM Insured)	5.00	12-1-2025	425,000	498,789

Health Revenue: 0.03%
Maine Health & Higher Educational Facilities Authority Series A	5.00	7-1-2025	800,000	939,672

				1,438,461

Maryland: 2.11%

Health Revenue: 0.02%
Rockville MD Mayor and Council Economic Development Ingleside King Farm Project Series A-1	5.00	11-1-2020	850,000	852,287

Housing Revenue: 1.58%
Maryland CDA Department of Housing & Community Multifamily Development Huntington Apartments Series C 144A	2.34	4-1-2021	7,500,000	7,562,775
Maryland CDA Department of Housing & Community Multifamily Development Lakeview Victoria Park Series H	3.00	11-1-2020	9,000,000	9,050,760
Maryland CDA Department of Housing & Community Multifamily Development Orchard Mews	2.06	9-1-2021	5,500,000	5,556,870
Maryland CDA Department of Housing & Community Multifamily Development Orchard Park Series F	2.52	8-1-2020	15,000,000	15,015,000
Maryland CDA Department of Housing & Community Multifamily Development Park Square Homes Series E	2.53	8-1-2020	7,500,000	7,507,500
Maryland CDA Department of Housing & Community Multifamily Development Park View	1.75	2-1-2022	7,700,000	7,753,130

				52,446,035

Transportation Revenue: 0.10%
Maryland Transportation Authority Refunding Bond AMT	5.00	3-1-2022	2,995,000	3,183,415

Utilities Revenue: 0.41%
Maryland Economic Development Corporation PCR Potomac Electric Power Company Project	1.70	9-1-2022	13,250,000	13,531,165

				70,012,902

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Massachusetts: 2.55%

Education Revenue: 0.20%
Massachusetts Educational Financing Authority AMT Issue J	5.00%	7-1-2021	$1,280,000	$1,321,203
Massachusetts Educational Financing Authority AMT Issue K Series A	5.00	7-1-2022	1,000,000	1,063,660
Massachusetts Educational Financing Authority Series A	5.00	1-1-2022	4,115,000	4,312,643

				6,697,506

Health Revenue: 0.49%
Massachusetts Development Finance Agency Partners Healthcare System Series S-3 (SIFMA Municipal Swap +0.50%) ±	0.63	7-1-2038	5,000,000	4,982,200
Massachusetts Development Finance Agency Partners Healthcare System Series S-5 (SIFMA Municipal Swap +0.42%) ±	0.55	7-1-2044	11,230,000	11,196,984

				16,179,184

Housing Revenue: 0.63%
Massachusetts HFA Construction Loan Notes Series B	2.05	12-1-2021	13,675,000	13,684,573
Massachusetts HFA Single Family Series 200 (1 Month LIBOR +0.38%) ±	0.50	12-1-2048	7,500,000	7,432,275

				21,116,848

Miscellaneous Revenue: 0.76%
Massachusetts Consolidated Loan Subordinate Bond Series D-2	1.70	8-1-2043	24,550,000	25,155,649

Tax Revenue: 0.08%
Massachusetts Bay Transportation Authority Series B Subseries B-1	5.00	7-1-2025	2,300,000	2,803,424

Transportation Revenue: 0.39%
Massachusetts Department of Transportation Refunding Bond	5.00	1-1-2039	11,685,000	12,944,176

				84,896,787

Michigan: 1.57%

Education Revenue: 0.03%
Western Michigan University Refunding Bond	5.00	11-15-2020	1,000,000	1,015,080

GO Revenue: 0.17%
Allendale MI Public School District Series A (Qualified School Board Loan Fund Insured)	3.00	11-1-2021	895,000	924,508
Caledonia MI Community Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,140,000	1,183,822
Detroit MI Series 2018	5.00	4-1-2021	620,000	626,907
Flushing MI Community School District (Qualified School Board Loan Fund Insured)	4.00	5-1-2021	1,135,000	1,168,937
Haslett MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	500,000	518,880
Lake Orion MI Community School District 2016 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,385,000	1,437,879

				5,860,933

Health Revenue: 0.42%
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75	11-15-2049	7,600,000	8,670,536
Michigan Finance Authority Crittenden Hospital Medical Center Series A	4.13	6-1-2032	4,290,000	4,600,339
Michigan Strategic Limited Obligation Refunding Bond Holland Home Project	4.00	11-15-2024	580,000	586,705

				13,857,580

Industrial Development Revenue: 0.61%
Michigan Strategic Limited Obligation Consumers Energy Company Project	1.80	10-1-2049	19,500,000	20,196,930

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.07%
Michigan Finance Authority Local Government Loan Program Series 2014H-1	5.00%	10-1-2022	$1,075,000	$1,136,275
Michigan Finance Authority Senior Lien Distributable State Aid Charter County of Wayne Criminal Justice Center Project	5.00	11-1-2022	1,150,000	1,272,682

				2,408,957

Water & Sewer Revenue: 0.27%
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (National Insured)	5.00	7-1-2020	1,800,000	1,800,000
Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2020	3,835,000	3,835,000
Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2021	3,095,000	3,233,996

				8,868,996

				52,208,476

Minnesota: 1.02%

Education Revenue: 0.03%
Minnesota HEFAR Concordia University Series 6Q (U.S. Bank NA LOC) ø	0.14	4-1-2037	1,000,000	1,000,000

GO Revenue: 0.18%
Hastings MN Independent School District #200 Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2023	815,000	800,917
Hastings MN Independent School District #200 Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2024	1,015,000	986,306
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (JPMorgan Chase & Company LIQ) 144Aø	0.38	6-1-2021	4,300,000	4,300,000

				6,087,223

Housing Revenue: 0.78%
Brooklyn Center MN MFHR Development Sonder House Apartments Project	1.35	1-1-2037	2,355,000	2,362,819
Dakota County MN Community Development Agency Senior MFHR West St. Paul Apartments Project Series A	2.25	1-1-2022	6,285,000	6,290,154
Dakota County MN Community Development Agency Senior MFHR West St. Paul Apartments Project Series B	3.80	7-1-2022	6,325,000	6,248,278
Minnesota HFA Series D (SIFMA Municipal Swap +0.43%) (GNMA/FNMA/FHLMC Insured) ±	0.56	1-1-2045	11,000,000	10,967,000

				25,868,251

Miscellaneous Revenue: 0.03%
Duluth MN Independent School District Certificate of Participation Series B (South Dakota Credit Program Insured)	5.00	2-1-2024	425,000	485,894
Duluth MN Independent School District Certificate of Participation Series B (South Dakota Credit Program Insured)	5.00	2-1-2025	375,000	441,750

				927,644

				33,883,118

Mississippi: 0.84%

Health Revenue: 0.08%
Mississippi Hospital Equipment and Facilities Authority Revenue Refunding Bond Baptist Memorial Health Care	5.00	9-1-2044	2,500,000	2,815,875

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.55%
Mississippi Business Finance Corporation Solid Waste Disposal Facilities Mississippi Power Company Project ø	0.45%	7-1-2025	$7,600,000	$7,600,000
Mississippi Business Finance Corporation Solid Waste Disposal Facilities Mississippi Power Company Project ø	0.45	5-1-2028	10,520,000	10,520,000

				18,120,000

Utilities Revenue: 0.21%
Mississippi Business Finance Corporation Mississippi Power Company Project Series 2010	2.75	12-1-2040	6,750,000	6,856,988

				27,792,863

Missouri: 1.06%

GO Revenue: 0.16%
St. Louis MO Special Administrative Board The Transitional School Direct Deposit Program	4.00	4-1-2022	5,030,000	5,356,799

Health Revenue: 0.09%
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A ø	0.20	9-1-2039	3,000,000	3,000,000

Industrial Development Revenue: 0.72%
Missouri Environmental Improvement and Energy Resources Authority Kansas City Power and Light Company Project	2.75	5-1-2038	23,400,000	24,030,864

Tax Revenue: 0.09%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	980,000	968,044
Bi State Development Agency Missouri Illinois Metropolitan District Refunding Bond St. Clair County Metrolink Project (AGM Insured)	5.25	7-1-2020	2,000,000	2,000,000

				2,968,044

				35,355,707

Nebraska: 0.15%

Health Revenue: 0.12%
Douglas County NE Hospital Authority Children’s Hospital Obligated Group Series B	5.00	11-15-2053	3,250,000	3,814,460

Utilities Revenue: 0.03%
Central Plains Energy Project Nebraska Refunding Bond Project #3 Series 2012	5.00	9-1-2042	1,075,000	1,150,035

				4,964,495

Nevada: 0.53%

Airport Revenue: 0.03%
Clark County NV Airport Jet Aviation Fuel Tax Series A	5.00	7-1-2020	1,000,000	1,000,000

GO Revenue: 0.33%
Clark County NV School District Series B (AGM Insured)	5.00	6-15-2027	5,000,000	6,234,800
Clark County NV School District Series C	5.00	6-15-2022	2,000,000	2,167,320
Clark County NV School District Series D	5.00	6-15-2021	2,395,000	2,494,033

				10,896,153

Resource Recovery Revenue: 0.09%
Director Nevada Department Business & Industry Solid Waste Disposal Republic Services Incorporated Project 144A ø	0.88	12-1-2026	3,000,000	2,999,130

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.08%
Washoe County NV Sierra Pacific Power Series B	3.00%	3-1-2036	$560,000	$579,550
Washoe County NV Water Facility Refunding Bond Series F	2.05	3-1-2036	2,000,000	2,028,520

				2,608,070

				17,503,353

New Hampshire: 0.08%

Industrial Development Revenue: 0.08%
National Finance Authority New Hampshire Exempt Facilities Emerald Renewable Diesel LLC Project 144A	2.00	6-1-2049	2,575,000	2,578,373

New Jersey: 7.04%

Airport Revenue: 0.22%
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2021	1,500,000	1,549,830
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2022	1,755,000	1,855,368
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2023	1,500,000	1,618,155
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2024	2,000,000	2,198,520

				7,221,873

Education Revenue: 0.33%
New Jersey Higher Education Assistance Authority Student Loan Series 2011-1	5.50	12-1-2021	1,000,000	1,056,380
New Jersey Higher Education Assistance Authority Series A1	5.00	12-1-2020	9,775,000	9,921,625

				10,978,005

GO Revenue: 0.10%
Trenton City NJ Refunding Bond	4.00	7-15-2020	1,685,000	1,686,618
Trenton City NJ Refunding Bond (BAM Insured)	5.00	12-1-2020	1,675,000	1,706,189

				3,392,807

Housing Revenue: 2.50%
New Jersey Housing & Mortgage Finance Agency MFHR Series A	2.00	11-1-2021	325,000	331,263
New Jersey Housing & Mortgage Finance Agency MFHR Series B	2.00	5-1-2021	14,335,000	14,508,167
New Jersey Housing & Mortgage Finance Agency MFHR Series C	2.41	10-1-2021	27,500,000	27,616,875
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.60	10-1-2021	5,660,000	5,786,614
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.70	4-1-2022	5,780,000	5,970,162
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.80	10-1-2022	5,390,000	5,627,969
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.90	4-1-2023	5,950,000	6,283,200
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.95	10-1-2023	5,570,000	5,941,129
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	3.10	4-1-2024	2,635,000	2,842,401
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	3.25	4-1-2025	2,995,000	3,292,164
New Jersey Housing & Mortgage Finance Agency Villa Victoria Apartments Project Series F	2.43	11-1-2021	5,000,000	5,027,300

				83,227,244

Miscellaneous Revenue: 2.04%
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2023	3,000,000	3,229,020
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2024	2,605,000	2,857,346

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
New Jersey EDA School Facilities Construction Bond Series K (National Insured)	5.25%	12-15-2021	$1,040,000	$1,084,179
New Jersey EDA School Facilities Construction Bond Series NN	5.00	3-1-2022	405,000	422,942
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	1,410,000	1,449,889
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	3,610,000	3,675,197
New Jersey EDA School Facilities Construction Refunding Bond Series XX	5.00	6-15-2022	7,500,000	7,887,375
New Jersey EDA Series BBB	5.00	6-15-2022	6,000,000	6,309,900
New Jersey EDA Series BBB	5.00	6-15-2023	4,000,000	4,305,360
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2021	2,490,000	2,578,843
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2022	26,000,000	27,599,000
New Jersey School Facilities Construction Prerefunded Bond Series EE	5.00	9-1-2020	1,650,000	1,662,969
Newark NJ Housing Authority Newark Redevelopment Project Refunding Bond (National Insured)	5.25	1-1-2021	4,570,000	4,677,212

				67,739,232

Tax Revenue: 0.02%
New Jersey EDA School Facilities Construction Unrefunded Bond Series EE	5.00	9-1-2020	610,000	612,843

Transportation Revenue: 1.83%
New Jersey TTFA Series A	5.25	12-15-2020	33,465,000	33,935,518
New Jersey TTFA Series A1	5.00	6-15-2021	5,000,000	5,146,100
New Jersey Turnpike Authority Series C-6 (1 Month LIBOR +0.75%) ±	0.87	1-1-2030	21,820,000	21,719,410

				60,801,028

				233,973,032

New Mexico: 0.02%

Health Revenue: 0.02%
Santa Fe NM Retirement Facility El Castillo Retirement	2.25	5-15-2024	600,000	566,400

New York: 5.70%

Education Revenue: 0.09%
Hempstead Town NY Local Development Corporation Education Revenue Refunding Bond Academy Charter School Project %%	4.76	2-1-2027	2,000,000	2,003,280
St. Lawrence County NY Industrial Development Clarkson University Project Series B	1.55	9-1-2042	1,000,000	915,690

				2,918,970

GO Revenue: 0.46%
Suffolk County NY Tax Anticipation Notes Series I	2.50	7-23-2020	14,000,000	14,012,880
Suffolk County NY Tax Anticipation Notes Series II	2.50	8-20-2020	1,165,000	1,167,388

				15,180,268

Health Revenue: 0.13%
New York Dormitory Authority Non State Supported Debt Northwell Health	5.00	5-1-2048	4,000,000	4,498,720

Housing Revenue: 0.43%
New York HFA Affordable Housing Series L (GNMA/FNMA/FHLMC Insured)	1.65	5-1-2021	6,400,000	6,453,440
New York HFA Affordable Housing Series M-1 (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	5,000,000	5,057,050
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.75	11-1-2023	400,000	410,180

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.80%	5-1-2024	$400,000	$411,792
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.85	11-1-2024	400,000	413,352
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.90	5-1-2025	515,000	534,153
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.95	11-1-2025	520,000	541,034
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	2.00	5-1-2026	535,000	558,166

				14,379,167

Industrial Development Revenue: 0.96%
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2024	7,205,000	7,597,673
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2025	22,925,000	24,282,619

				31,880,292

Miscellaneous Revenue: 0.09%
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building	5.00	11-1-2020	2,915,000	2,957,559

Tax Revenue: 0.79%
New York Metropolitan Transportation Authority Subordinate Bond Series A2A (SIFMA Municipal Swap +0.45%) ±	0.58	11-1-2026	6,065,000	5,885,961
New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	0.93	11-1-2022	14,225,000	14,231,828
New York Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0824 (JPMorgan Chase & Company LIQ) 144A ø	0.17	2-15-2028	6,000,000	6,000,000

				26,117,789

Transportation Revenue: 2.57%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	9,600,000	9,838,848
New York Metropolitan Transportation Authority BAN	5.00	2-1-2023	10,400,000	11,018,904
New York Metropolitan Transportation Authority Subordinate Bond Series C2	4.00	11-15-2033	8,530,000	8,538,018
New York Metropolitan Transportation Authority Subordinate Bond Series D-2A-2 (1 Month LIBOR +0.68%) (AGM Insured) ±	0.80	11-1-2032	20,000,000	19,781,200
New York Metropolitan Transportation Authority Subordinate Bond Series D-2B (1 Month LIBOR +0.30%) (AGM Insured) ±	0.42	11-1-2032	6,000,000	5,919,420
New York Metropolitan Transportation Authority Subordinate Bond Series D2 (SIFMA Municipal Swap +0.45%) ±	0.58	11-15-2044	22,545,000	21,546,933
Niagara Falls NY Board Community Toll (National Insured)	6.25	10-1-2020	8,685,000	8,811,888

				85,455,211

Utilities Revenue: 0.18%
Long Island NY Power Authority Electric System General Series B	1.65	9-1-2049	6,000,000	5,979,960

				189,367,936

North Carolina: 0.26%

Health Revenue: 0.23%
Charlotte-Mecklenburg NC Hospital Authority Atrium Health Series B	5.00	1-15-2048	7,000,000	7,510,510

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.03%
Columbus County NC Industrial Facilities & PCFA Environmental Improvement Revenue Refunding Bond International Paper Company Project Series A	2.00%	11-1-2033	$1,000,000	$1,033,020

				8,543,530

Ohio: 2.50%

GO Revenue: 0.01%
Springfield OH Refunding Bond (AGC Insured)	4.00	12-1-2020	225,000	225,610

Health Revenue: 0.15%
Hamilton County OH Hospital Facilities UC Health Series 2020	5.00	9-15-2026	655,000	791,332
Lake County OH Lake Hospital System Incorporated	5.00	8-15-2020	905,000	909,281
Ohio Hospital University Hospital Health System Series B	5.00	1-15-2050	2,820,000	3,301,374

				5,001,987

Housing Revenue: 0.94%
Lucas OH Metropolitan Housing Authority Certificate of Participation	2.25	11-1-2020	270,000	271,207
Ohio HFA Multifamily SEM Manor Project	1.40	9-1-2020	6,000,000	6,002,400
Ohio HFA Multifamily Southwick Place Townhomes Project	1.55	3-1-2022	4,975,000	4,999,626
Ohio HFA Multifamily Wesley Tower Apartments Project	1.40	6-1-2022	10,500,000	10,564,890
Trumbull Metropolitan Housing Authority Multifamily Housing Apartments Project Series A	1.70	6-1-2022	9,250,000	9,331,585

				31,169,708

Industrial Development Revenue: 0.11%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series A	2.88	2-1-2026	3,750,000	3,794,138

Miscellaneous Revenue: 0.08%
Ohio Portsmouth Bypass Project ##	5.00	12-31-2020	1,320,000	1,347,456
Ohio Portsmouth Bypass Project	5.00	12-31-2021	1,205,000	1,279,059

				2,626,515

Resource Recovery Revenue: 0.36%
Ohio Air Quality Development Authority Refunding Bond American Electric Power Company Project	1.90	5-1-2026	12,000,000	12,093,840

Utilities Revenue: 0.85%
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2025	1,200,000	1,431,888
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2026	1,500,000	1,836,060
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2027	1,600,000	2,003,120
American Municipal Power Ohio Incorporated Prairie Energy Campus	2.30	2-15-2038	8,825,000	8,846,445
Lancaster OH Port Authority Gas Supply (Royal Bank of Canada LIQ)	5.00	8-1-2049	12,000,000	14,002,920

				28,120,433

				83,032,231

Oklahoma: 1.03%

Education Revenue: 0.02%
Oklahoma Development Finance Authority Refunding Bond Oklahoma City University Project	4.00	8-1-2022	535,000	558,069

GO Revenue: 0.32%
Oklahoma County OK Independent School District #52 Series A	2.50	1-1-2021	3,535,000	3,572,895
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2022	3,535,000	3,674,208
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2023	3,135,000	3,340,311

				10,587,414

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.05%
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00%	8-15-2022	$500,000	$532,385
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2023	500,000	546,495
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2024	600,000	670,848

				1,749,728

Miscellaneous Revenue: 0.64%
Blaine County OK Educational Facilities Authority Watonga Public Schools Project	5.00	12-1-2020	750,000	763,553
Blaine County OK Educational Facilities Authority Watonga Public Schools Project	5.00	12-1-2021	945,000	1,004,696
Creek County OK Educational Facilities Authority Sapulpa Public School Project	5.00	9-1-2020	2,550,000	2,569,100
Grady County OK School Finance Authority Tuttle Public School Project	5.00	9-1-2021	1,065,000	1,121,179
Kay County OK Public Buildings Authority	2.25	4-1-2024	720,000	739,692
Kay County OK Public Buildings Authority	2.25	4-1-2025	735,000	757,124
Kay County OK Public Buildings Authority	2.38	4-1-2026	750,000	774,368
Kingfisher OK Special Projects Authority Educational Facilities Kingfisher Public Schools Project	4.00	3-1-2026	2,005,000	2,335,745
Oklahoma County OK Finance Authority Educational Facilities Jones Public Schools Project	4.00	9-1-2025	550,000	609,571
Oklahoma County OK Finance Authority Educational Facilities Jones Public Schools Project	4.00	9-1-2026	590,000	658,735
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2023	830,000	938,473
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2024	1,080,000	1,258,956
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2025	930,000	1,113,433
Tulsa County OK Industrial Authority Educational Broken Arrow Public Schools Project	5.00	9-1-2025	3,000,000	3,423,450
Wagoner County OK School Development Authority Wagoner Public Schools Project	4.00	9-1-2025	1,255,000	1,425,429
Weatherford OK Industrial Trust Educational Facilities Lease Weatherford Public Schools Project	5.00	3-1-2027	1,475,000	1,827,260

				21,320,764

				34,215,975

Oregon: 0.04%

Airport Revenue: 0.04%
Port of Portland OR International Airport Series C	5.00	7-1-2026	1,240,000	1,499,991

Other: 1.30%

Miscellaneous Revenue: 1.30%
FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1A øø	1.60	8-15-2051	3,286,732	3,351,021
FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1B1 øø	2.25	8-15-2051	15,201,136	15,618,407
Public Housing Capital Fund Trust I (HUD Insured) 144A	4.50	7-1-2022	3,011,643	3,062,510
Public Housing Capital Fund Trust II (HUD Insured) 144A	4.50	7-1-2022	469,641	479,067
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XG0094 (Deutsche Bank LIQ) 144A ø	0.36	10-1-2041	20,560,000	20,560,000

				43,071,005

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Pennsylvania: 6.55%

Education Revenue: 0.63%
Lehigh County PA General Purpose Authority (SIFMA Municipal Swap +0.58%) ±	0.71%	11-1-2037	$11,025,000	$10,882,006
Philadelphia PA IDA Thomas Jefferson University Series B ø	0.82	9-1-2050	10,000,000	10,000,000

				20,882,006

GO Revenue: 1.80%
Albert Gallatin PA School District Series A (AGM Insured) %%	4.00	9-1-2025	1,130,000	1,275,759
Albert Gallatin PA School District Series B (AGM Insured) %%	4.00	9-1-2025	350,000	395,147
Butler PA Area School District (AGM Insured)	5.00	10-1-2023	1,280,000	1,458,406
Butler PA Area School District (AGM Insured)	5.00	10-1-2024	2,965,000	3,490,606
Butler PA Area School District (AGM Insured)	5.00	10-1-2025	4,695,000	5,686,208
Coatesville PA Area School District (AGM Insured)	5.00	8-1-2023	1,000,000	1,126,540
Lackawanna County PA Riverside School District Project (BAM Insured)	4.00	10-15-2020	1,455,000	1,468,517
Manheim Township PA School District Series A (1 Month LIBOR +0.47%) ±	0.59	5-1-2025	3,760,000	3,735,259
Penn Hills PA School District (BAM Insured)	5.00	11-15-2020	825,000	838,926
Penn Hills PA School District (BAM Insured)	5.00	11-15-2021	1,275,000	1,351,934
Philadelphia PA School District Refunding Bond	5.00	9-1-2023	4,500,000	5,071,500
Philadelphia PA School District Series A	5.00	9-1-2022	1,000,000	1,088,560
Philadelphia PA School District Series A	5.00	9-1-2024	800,000	929,712
Philadelphia PA School District Series C	5.00	9-1-2020	1,125,000	1,132,639
Philadelphia PA School District Series D	5.00	9-1-2020	1,500,000	1,510,185
Philadelphia PA School District Series D	5.00	9-1-2021	1,750,000	1,833,493
Philadelphia PA School District Series E (State Aid Withholding Insured)	5.00	9-1-2020	2,225,000	2,240,108
Philadelphia PA School District Series E	5.25	9-1-2023	7,000,000	7,052,010
Philadelphia PA School District Series F	5.00	9-1-2020	2,750,000	2,768,673
Philadelphia PA School District Series F	5.00	9-1-2021	3,580,000	3,750,802
Philadelphia Tender Option Bond Trust Receipts/Floaters Certificates Series 2020-SM0860 (JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A ø	0.17	9-1-2027	4,275,000	4,275,000
Scranton PA 144A	5.00	9-1-2020	2,205,000	2,216,246
Scranton PA School District Series A	5.00	6-1-2021	680,000	705,507
Scranton PA School District Series A	5.00	6-1-2022	730,000	783,765
Scranton PA School District Series A	5.00	6-1-2023	835,000	931,434
Scranton PA School District Series B	5.00	6-1-2021	580,000	601,756
Scranton PA School District Series B (National Insured)	5.00	6-1-2022	870,000	937,529
Scranton PA School District Series B (National Insured)	5.00	6-1-2023	615,000	686,026
Scranton PA School District Series C	5.00	6-1-2021	590,000	612,131

				59,954,378

Health Revenue: 1.61%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (3 Month LIBOR +0.72%) ±	1.18	2-1-2021	680,000	678,688
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2023	1,000,000	1,108,050
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2024	1,000,000	1,131,860
Berks County PA Municipal Authority Tower Health Project Series B1	5.00	2-1-2040	3,000,000	3,338,070
Berks County PA Municipal Authority Tower Health Project Series B2	5.00	2-1-2040	5,500,000	6,301,570
Franklin County PA IDA Menno-Haven Incorporated Project	5.00	12-1-2021	230,000	231,737
Geisinger Authority PA Health System Series B	5.00	4-1-2043	10,000,000	12,209,800
Lancaster County PA Hospital Authority Healthcare Facilities Moravian Manors Incorporated Project	2.88	12-15-2023	1,200,000	1,155,348
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series A	5.00	9-1-2023	1,050,000	1,170,792
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series C (SIFMA Municipal Swap +0.72%) ±	0.85	9-1-2051	10,000,000	9,999,000

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00%	7-1-2021	$1,250,000	$1,290,488
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00	7-1-2022	2,000,000	2,127,320
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	3,250,000	3,189,290
Residual Interest Bond Floater Trust Series 2019-003 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A ø	0.28	8-15-2038	9,615,000	9,615,000

				53,547,013

Housing Revenue: 1.08%
Pennsylvania HFA Limited Obligation Norris Homes Phase V	1.40	1-1-2043	10,000,000	10,157,200
Pennsylvania HFA Single Family Series 125A	2.38	10-1-2025	16,950,000	17,584,439
Pennsylvania HFA Single Family Series 128A	4.75	4-1-2033	7,400,000	8,119,872

				35,861,511

Industrial Development Revenue: 0.25%
Lehigh County PA IDA Electric Utilities Corporation Series B	1.80	2-15-2027	2,500,000	2,526,575
Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	2,125,000	2,131,524
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2020	2,020,000	2,048,320
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2021	1,525,000	1,587,784

				8,294,203

Miscellaneous Revenue: 0.33%
Bethlehem PA Area School District Authority Bethlehem Area School District Refunding Bond Project (1 Month LIBOR +0.49%) ±	0.62	1-1-2030	4,970,000	4,925,866
Delaware County PA Authority Neumann University	4.00	10-1-2021	1,365,000	1,356,578
Philadelphia PA Public School Building Authority Harrisburg School District Project Series A (AGM Insured)	5.00	12-1-2023	2,505,000	2,842,398
Scranton PA RDA Series A (Municipal Government Guaranty Insured)	5.00	11-15-2021	1,765,000	1,766,747

				10,891,589

Resource Recovery Revenue: 0.28%
Pennsylvania EDFA Solid Waste Disposal Series A	1.70	8-1-2037	9,420,000	9,422,449

Transportation Revenue: 0.12%
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2025	530,000	609,707
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2026	545,000	637,078
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +0.70%) ±	0.83	12-1-2023	2,880,000	2,827,843

				4,074,628

Water & Sewer Revenue: 0.45%
Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	0.77	9-1-2040	15,000,000	14,936,850

				217,864,627

Rhode Island: 0.30%

Education Revenue: 0.04%
Rhode Island Student Loan Authority AMT Series A	5.00	12-1-2023	1,175,000	1,292,853

Miscellaneous Revenue: 0.26%
Rhode Island & Providence Plantations Consolidated Capital Development Series A	5.00	8-1-2023	8,045,000	8,799,299

				10,092,152

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

South Carolina: 0.36%

Miscellaneous Revenue: 0.19%
South Carolina Transportation Infrastructure Bank Refunding Bond Series B (1 Month LIBOR +0.45%) ±	0.57%	10-1-2031	$6,455,000	$6,372,311

Utilities Revenue: 0.17%
Piedmont SC Municipal Power Agency (National Insured)	5.38	1-1-2025	4,760,000	5,632,365

				12,004,676

Tennessee: 1.88%

Health Revenue: 0.26%
Chattanooga TN Health & Education Housing Facilities Tender Option Bond Trust Receipts/Certificates Series 2015-XF1023 (Barclays Bank plc LOC) 144A øø	0.17	1-1-2045	5,910,000	5,910,000
Greeneville TN Health and Educational Ballad Health Series A	5.00	7-1-2023	1,600,000	1,766,320
Knox County TN Health Educational & Housing Facility University Health System Incorporate	5.00	4-1-2024	1,000,000	1,115,180

				8,791,500

Housing Revenue: 0.20%
Kingsport TN Housing & RDA Collateralized MFHR Series B	2.22	1-1-2022	6,700,000	6,794,336

Utilities Revenue: 1.42%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	7,500,000	8,491,875
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	35,840,000	38,576,026

				47,067,901

				62,653,737

Texas: 12.80%

Airport Revenue: 0.44%
Dallas-Fort Worth TX International Airport Series B	5.00	11-1-2023	500,000	546,115
El Paso TX Airport Series 2018	5.00	8-15-2025	3,110,000	3,631,267
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series A	5.00	7-1-2024	3,620,000	3,901,636
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series B	5.00	7-1-2027	6,090,000	6,553,754

				14,632,772

Education Revenue: 0.36%
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2021	665,000	684,039
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2022	1,000,000	1,051,900
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2023	1,510,000	1,621,151
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2024	3,125,000	3,414,844
Texas A&M University System Permanent University Series A	5.00	7-1-2021	4,870,000	5,097,721

				11,869,655

GO Revenue: 5.99%
Cypress-Fairbanks TX Independent School District Series A-1	2.13	2-15-2027	5,845,000	5,949,158
Cypress-Fairbanks TX Independent School District Series B-2	2.13	2-15-2040	17,000,000	17,302,940
Dallas TX Unrefunded Balance Refunding Bond	5.00	2-15-2021	3,580,000	3,684,715
Denton TX Independent School District School Building Series B	2.00	8-1-2044	4,070,000	4,268,168

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)
Denton TX Independent School District Unlimited Tax School Building Bond Series 2013	2.00%	8-1-2043	$1,220,000	$1,221,562
Denton TX Independent School District Unlimited Tax School Building Bond Series 2013	2.00	8-1-2043	2,780,000	2,783,280
Eanes TX Independent School District School Building Series B	1.75	8-1-2039	7,465,000	7,741,429
Fort Bend TX Independent School District Series C	1.35	8-1-2042	4,525,000	4,527,987
Fort Bend TX Independent School District Series D	1.50	8-1-2042	10,530,000	10,639,933
Harris County TX Cypress-Fairbanks Independent High School Series B-1	2.13	2-15-2040	4,800,000	4,885,536
Hays TX Consolidated Independent School District Building Bond Series B	2.70	8-15-2042	7,370,000	7,686,173
Houston TX Public Improvement Series A	5.00	3-1-2021	4,000,000	4,126,200
Houston TX Public Improvement Series A	5.00	3-1-2022	5,000,000	5,392,350
Houston TX Public Improvement Series A	5.00	3-1-2023	3,500,000	3,918,215
Hurst Euless Bedford TX Independent School District Prerefunded Bond	5.00	8-15-2022	2,140,000	2,151,856
Hutto TX Independent School District Series 2015	3.00	2-1-2055	23,725,000	23,771,976
Lake Travis TX Independent School District Prefunded Bond Series B	2.63	2-15-2048	1,010,000	1,046,734
Lake Travis TX Independent School District Series B	2.63	2-15-2048	1,720,000	1,782,556
Lake Travis TX Independent School District Series B	2.63	2-15-2048	7,270,000	7,493,771
Leander TX Independent School District Refunding CAB ¤	0.00	8-15-2023	1,065,000	1,046,778
Mansfield TX Independent School District	2.50	8-1-2042	8,500,000	8,680,200
McAllen TX Independent School District Series A	5.00	2-15-2024	2,620,000	2,931,099
New Caney TX Independent School District School Building Bond	3.00	2-15-2050	1,100,000	1,130,283
North East TX Independent School District	2.20	8-1-2049	4,800,000	5,062,272
North East TX Independent School District	2.38	8-1-2047	7,135,000	7,339,989
Northside TX Independent School District School Building Bond Series 2018	2.75	8-1-2048	19,985,000	21,105,359
Northside TX Independent School District School Building Bond	1.75	6-1-2032	5,675,000	5,677,100
Northside TX Independent School District School Building Bond	2.00	6-1-2046	10,845,000	10,990,106
Pflugerville TX Independent School District School Building Bond Series A	2.25	8-15-2037	3,450,000	3,570,578
Texas Transportation Commission Mobility Fund Series B (SIFMA Municipal Swap +0.30%) ±	0.43	10-1-2041	4,500,000	4,460,850
Tomball TX Independent School District Series B2	2.13	2-15-2039	6,750,000	6,870,285

				199,239,438

Health Revenue: 0.67%
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann Health System (SIFMA Municipal Swap +0.57%) ±	0.70	12-1-2049	11,000,000	10,658,780
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann Health System	5.00	7-1-2049	7,750,000	8,941,795
Tarrant County TX ECFA Hendrick Medical Center Group	5.00	9-1-2020	920,000	925,962
Tarrant County TX ECFA Hendrick Medical Center Group	5.00	11-15-2020	1,045,000	1,042,597
Travis County TX Health Facilities Development Corporation Longhorn Village Project Series A	7.13	1-1-2046	845,000	873,375

				22,442,509

Housing Revenue: 1.58%
Alamito TX Public Facility Corporation Cramer Three Apartments Project	2.50	11-1-2021	20,000,000	20,271,800
Austin TX Affordable PFC Incorporated Multifamily Housing Bridge Cameron Apartments	1.45	12-1-2021	25,000,000	25,010,250
Dallas TX Housing Finance Corporation Multifamily Housing Estates at Shiloh	1.51	7-1-2037	7,000,000	7,131,460

				52,413,510

Industrial Development Revenue: 0.25%
Houston TX Airport System Refunding Bond United Airlines Incorporated Terminal E Project	4.50	7-1-2020	3,750,000	3,750,000
Houston TX Airport System Revenue AMT Series B2	5.00	7-15-2020	1,200,000	1,201,968
Houston TX Airport System Revenue AMT Series C	5.00	7-15-2020	3,245,000	3,250,322

				8,202,290

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.09%
Texas Subordinate Bond Series E2	2.25%	8-1-2029	$2,960,000	$2,964,470

Resource Recovery Revenue: 1.38%
Mission TX Economic Development Corporation Waste Management Project	2.50	8-1-2020	11,000,000	11,013,640
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A ø	0.90	4-1-2040	26,785,000	26,785,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	1.99	11-1-2040	8,100,000	8,100,000

				45,898,640

Transportation Revenue: 0.25%
Central Texas Regional Mobility Authority Series B	5.00	1-1-2045	410,000	410,320
Central Texas Regional Mobility Authority Subordinate Bond	4.00	1-1-2022	6,000,000	6,096,420
North Texas Tollway Authority Series A	5.00	1-1-2021	1,860,000	1,901,980

				8,408,720

Utilities Revenue: 1.22%
San Antonio TX Electric & Gas Revenue Various Refunding Bond Junior Lien Series 2020	1.75	2-1-2049	11,500,000	11,711,830
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond	2.75	2-1-2048	6,000,000	6,308,700
San Antonio TX Junior Lien Series D	3.00	12-1-2045	12,325,000	12,451,701
Texas Municipal Gas Acquisition & Supply Corporation Series A (SIFMA Municipal Swap +0.55%) ±	0.68	9-15-2027	10,345,000	10,047,892

				40,520,123

Water & Sewer Revenue: 0.57%
San Antonio TX Water System Junior Lien Series A	2.63	5-1-2049	12,250,000	13,008,888
San Antonio TX Water System Junior Lien Series B	2.00	5-1-2044	5,805,000	5,987,799

				18,996,687

				425,588,814

Utah: 0.35%

Airport Revenue: 0.26%
Salt Lake City UT International Airport Series A	5.00	7-1-2023	3,150,000	3,525,732
Salt Lake City UT International Airport Series A	5.00	7-1-2024	2,000,000	2,307,840
Salt Lake City UT International Airport Series A	5.00	7-1-2025	2,300,000	2,726,006

				8,559,578

Housing Revenue: 0.09%
Utah Housing Corporation Multifamily Lincoln Tower Apartments Project	1.54	8-1-2022	3,000,000	3,024,780

				11,584,358

Vermont: 0.02%

Education Revenue: 0.02%
Vermont Educational & Health Buildings Financing Agency Saint Michael’s College Project	5.00	10-1-2026	575,000	603,250

Virginia: 3.79%

Health Revenue: 0.03%
Lexington VA IDA Residential Care Facility Kendal at Lexington Refunding Bond	4.00	1-1-2021	440,000	440,493
Lexington VA IDA Residential Care Facility Kendal at Lexington Refunding Bond	4.00	1-1-2022	525,000	526,664

				967,157

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 0.87%
Fairfax County VA Redevelopment & Housing Authority Parkwood Project	2.21%	2-1-2021	$15,000,000	$15,019,050
Spotsylvania County VA EDA Palmers Creek Apartments Project (FHA/GNMA Insured)	1.45	8-1-2022	13,700,000	13,855,221

				28,874,271

Industrial Development Revenue: 0.10%
Peninsula VA Ports Authority Coal Terminal Refunding Bond Dominion Terminal Associates Project	1.70	10-1-2033	3,300,000	3,332,340

Miscellaneous Revenue: 0.63%
Franklin County VA IDA Public Facility Lease BAN	3.00	10-15-2023	3,000,000	3,020,460
Westmoreland County VA IDA Lease BAN High School Project	2.00	6-1-2022	17,510,000	17,909,578

				20,930,038

Tax Revenue: 0.05%
Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	680,000	381,426
Marquis VA CDA CAB Series A	5.10	9-1-2036	2,169,000	1,191,085
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	3,493,000	156,626

				1,729,137

Transportation Revenue: 0.51%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	14,115,000	15,225,286
Virginia Commonwealth Transportation Board Refunding Bond Series A	5.00	5-15-2023	1,500,000	1,701,345

				16,926,631

Utilities Revenue: 1.60%
Halifax County VA IDA	2.15	12-1-2041	44,450,000	44,464,224
York County VA EDA PCR Virginia Electric and Power Company Project Series A	1.90	5-1-2033	8,500,000	8,770,470

				53,234,694

				125,994,268

Washington: 4.28%

Airport Revenue: 0.34%
Metropolitan Washington Airports Authority Refunding Bond Series 2014A	3.00	10-1-2022	6,500,000	6,806,930
Port of Seattle WA Refunding Bond Series B	5.00	8-1-2023	4,155,000	4,473,398

				11,280,328

Education Revenue: 0.65%
University of Washington Series A	5.00	5-1-2048	20,500,000	21,747,220

GO Revenue: 0.25%
Washington Refunding Bond %%	5.00	6-1-2025	1,000,000	1,181,120
Washington Refunding Bond %%	5.00	6-1-2026	1,570,000	1,909,026
Washington Series A	5.00	8-1-2022	4,800,000	5,272,176

				8,362,322

Health Revenue: 0.83%
Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.00%) ±	1.13	1-1-2035	8,650,000	8,611,681
Washington Health Care Facilities Authority Catholic Health Initiatives Series A	5.00	2-1-2023	1,025,000	1,052,552
Washington Health Care Facilities Authority Commonspirit Health Series B1	5.00	8-1-2049	2,500,000	2,808,850

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Washington Health Care Facilities Authority Commonspirit Health Series B3	5.00%	8-1-2049	$4,000,000	$4,705,320
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	1.22	1-1-2042	9,500,000	9,494,110
Washington Health Care Facilities Authority Series 2015	5.00	7-1-2020	850,000	850,000

				27,522,513

Housing Revenue: 0.74%
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2025	500,000	588,955
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2026	730,000	879,657
Washington Housing Finance Commission MFHR College Glen Apartments Project Series A (FHA Insured)	1.55	7-1-2022	5,880,000	5,981,136
Washington Housing Finance Commission MFHR Sanford Hildebrandt Towers Project	2.25	7-1-2021	17,025,000	17,156,603

				24,606,351

Miscellaneous Revenue: 0.04%
FYI Properties Refunding Bond State of Washington District Project	5.00	6-1-2027	1,000,000	1,239,910

Utilities Revenue: 1.07%
Seattle WA Municipal Light & Power Refunding Bond Series B-2 (SIFMA Municipal Swap +0.29%) ±	0.42	5-1-2045	12,635,000	12,555,905
Seattle WA Municipal Light & Power Refunding Bond Series C-1 (SIFMA Municipal Swap +0.49%) ±	0.62	11-1-2046	23,190,000	22,924,475

				35,480,380

Water & Sewer Revenue: 0.36%
King County WA Junior Lien Series 2011	2.45	1-1-2042	12,000,000	12,018,480

				142,257,504

West Virginia: 0.32%

GO Revenue: 0.06%
Berkeley County WV Board of Education Public School Series 2020	2.00	5-1-2023	1,000,000	1,045,940
Berkeley County WV Board of Education Public School Series 2020	2.00	5-1-2024	1,000,000	1,057,880

				2,103,820

Utilities Revenue: 0.26%
West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	8,300,000	8,512,397

				10,616,217

Wisconsin: 3.77%

Airport Revenue: 0.13%
Wisconsin Airport Facilities PFA Senior Obligation Group Series B	5.00	7-1-2022	4,210,000	4,290,537

Education Revenue: 0.04%
Wisconsin PFA Guilford College	5.00	1-1-2021	650,000	653,517
Wisconsin PFA Guilford College	5.00	1-1-2022	625,000	634,356

				1,287,873

Health Revenue: 1.38%
Wisconsin HEFA Advocate Aurora Health Credit Group Series B-3	5.00	8-15-2054	2,000,000	2,295,720
Wisconsin HEFA Advocate Aurora Health Credit Group Series B-4	5.00	8-15-2054	1,450,000	1,716,394

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Wisconsin HEFA Advocate Aurora Health Credit Group Series C-4 (SIFMA Municipal Swap +0.65%) ±	0.78%	8-15-2054	$4,200,000	$4,180,848
Wisconsin HEFA Ascension Health Alliance	5.00	11-15-2033	12,000,000	14,173,800
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2025	1,000,000	1,174,590
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2026	1,060,000	1,270,081
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	3,000,000	3,425,730
Wisconsin HEFA Marshfield Clinic Health System Incorporated Series B2	5.00	2-15-2051	14,300,000	17,013,961
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2024	155,000	160,850
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2025	245,000	255,329
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2026	355,000	370,425

				46,037,728

Housing Revenue: 1.02%
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2871 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.73	11-1-2025	33,928,000	33,928,000

Miscellaneous Revenue: 0.99%
Waukesha County WI Anticipation Notes Series C	3.00	5-1-2022	3,035,000	3,041,374
Waukesha County WI Series B	3.00	5-1-2021	11,890,000	11,915,564
Wisconsin State Refunding Bond Series A	5.00	5-1-2022	8,040,000	8,732,405
Wisconsin State Refunding Bond Series A	5.00	5-1-2023	8,015,000	9,079,152

				32,768,495

Resource Recovery Revenue: 0.21%
Wisconsin PFA Series A-2	1.90	10-1-2025	7,000,000	7,003,010

				125,315,643

Total Municipal Obligations (Cost $3,248,453,426)				3,288,299,455

Closed End Municipal Bond Fund Obligations: 0.74%

California: 0.44%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (144 shares) 0.92% 144Aø			14,400,000	14,400,000

Other: 0.30%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (10,000 shares) 0.92% 144Aø			10,000,000	10,000,000

Total Closed End Municipal Bond Fund Obligations (Cost $24,400,000)				24,400,000

	Yield		Shares
Short-Term Investments: 0.15%

Investment Companies: 0.15%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	0.10		5,067,192	5,068,712

Total Short-Term Investments (Cost $5,067,963)				5,068,712

Total investments in securities (Cost $3,277,921,389)	99.79%	3,317,768,167

Other assets and liabilities, net	0.21	7,126,448

Total net assets	100.00%	$3,324,894,615

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2020

%%	The security is purchased on a when-issued basis.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized losses	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$9,947,441	$1,113,271,158	$(1,118,148,696)	$(1,940)	$749	$231,170	$5,068,712	0.15%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  39

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $3,272,853,426)	$3,312,699,455
Investments in affiliated securities, at value (cost $5,067,963)	5,068,712
Cash	623
Receivable for investments sold	10,302,622
Receivable for Fund shares sold	3,269,682
Receivable for interest	24,195,933

Total assets	3,355,537,027

Liabilities
Payable for investments purchased	21,789,053
Payable for Fund shares redeemed	6,549,792
Management fee payable	752,889
Dividends payable	685,471
Administration fees payable	242,924
Distribution fee payable	10,562
Trustees’ fees and expenses payable	3,396
Accrued expenses and other liabilities	608,325

Total liabilities	30,642,412

Total net assets	$3,324,894,615

Net assets consist of
Paid-in capital	$3,338,154,209
Total distributable loss	(13,259,594)

Total net assets	$3,324,894,615

Computation of net asset value and offering price per share
Net assets – Class A	$743,254,412
Shares outstanding – Class A1	74,936,540
Net asset value per share – Class A	$9.92
Maximum offering price per share – Class A2	$10.12
Net assets – Class C	$16,870,338
Shares outstanding – Class C1	1,700,654
Net asset value per share – Class C	$9.92
Net assets – Class R6	$626,311,944
Shares outstanding – Class R6[1]	63,027,263
Net asset value per share – Class R6	$9.94
Net assets – Administrator Class	$18,559,647
Shares outstanding – Administrator Class[1]	1,870,080
Net asset value per share – Administrator Class	$9.92
Net assets – Institutional Class	$1,919,898,274
Shares outstanding – Institutional Class[1]	193,223,291
Net asset value per share – Institutional Class	$9.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Short-Term Municipal Bond Fund

Statement of operations—year ended June 30, 2020

Investment income
Interest	$78,076,381
Income from affiliated securities	231,170

Total investment income	78,307,551

Expenses
Management fee	12,116,777
Administration fees
Class A	1,398,750
Class C	38,597
Class R6	208,043
Administrator Class	27,734
Institutional Class	1,625,410
Shareholder servicing fees
Class A	2,184,443
Class C	60,275
Administrator Class	69,163
Distribution fee
Class C	180,656
Custody and accounting fees	147,486
Professional fees	72,371
Registration fees	155,926
Shareholder report expenses	78,251
Trustees’ fees and expenses	21,541
Other fees and expenses	53,009

Total expenses	18,438,432
Less: Fee waivers and/or expense reimbursements
Fund-level	(963,492)
Class A	(895,817)
Class C	(23,634)
Class R6	0
Administrator Class	(19,268)

Net expenses	16,536,221

Net investment income	61,771,330

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(10,301,987)
Affiliated securities	(1,940)

Net realized losses on investments	(10,303,927)

Net change in unrealized gains (losses) on
Unaffiliated securities	4,039,346
Affiliated securities	749

Net change in unrealized gains (losses) on investments	4,040,095

Net realized and unrealized gains (losses) on investments	(6,263,832)

Net increase in net assets resulting from operations	$55,507,498

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  41

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$61,771,330		$75,850,167
Net realized losses on investments		(10,303,927)		(1,493,623)
Net change in unrealized gains (losses) on investments		4,040,095		38,387,952

Net increase in net assets resulting from operations		55,507,498		112,744,496

Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,821,770)		(17,363,867)
Class C		(174,616)		(356,754)
Class R6		(12,105,361)		(9,948,747)[1]
Administrator Class		(417,282)		(627,989)
Institutional Class		(34,358,443)		(48,911,304)
Tax basis return of capital
Class A		0		(55,677)
Class C		0		(2,136)
Class R6		0		(28,538)[1]
Administrator Class		0		(1,978)
Institutional Class		0		(138,654)

Total distributions to shareholders		(59,877,472)		(77,435,644)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,784,206	87,069,338	15,173,031	149,334,296
Class C	232,715	2,303,946	326,154	3,208,375
Class R6	26,743,010	265,860,662	115,656,991 [1]	1,137,354,364 [1]
Administrator Class	403,245	4,002,941	1,329,160	13,078,968
Institutional Class	69,711,947	690,696,127	96,293,045	949,084,420

		1,049,933,014		2,252,060,423

Reinvestment of distributions
Class A	1,217,651	12,072,188	1,662,426	16,372,098
Class C	15,450	153,234	32,936	324,400
Class R6	763,747	7,588,226	693,507 [1]	6,860,337 [1]
Administrator Class	40,545	402,421	62,343	614,431
Institutional Class	2,922,853	29,035,946	4,066,630	40,106,697

		49,252,015		64,277,963

Payment for shares redeemed
Class A	(35,025,616)	(346,670,591)	(39,869,171)	(392,102,587)
Class C	(2,013,422)	(19,947,015)	(1,785,847)	(17,588,416)
Class R6	(43,721,125)	(433,057,352)	(37,108,867)[1]	(367,046,299)[1]
Administrator Class	(2,152,095)	(21,342,631)	(2,304,976)	(22,689,537)
Institutional Class	(96,689,449)	(956,952,570)	(230,454,242)	(2,266,785,603)

		(1,777,970,159)		(3,066,212,442)

Net decrease in net assets resulting from capital share transactions		(678,785,130)		(749,874,056)

Total decrease in net assets		(683,155,104)		(714,565,204)

Net assets
Beginning of period		4,008,049,719		4,722,614,923

End of period		$3,324,894,615		$4,008,049,719

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.92	$9.83	$9.85	$9.96	$9.93
Net investment income	0.15	0.15	0.13	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.01)	0.10	(0.02)	(0.11)	0.04

Total from investment operations	0.14	0.25	0.11	0.01	0.15
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.13)	(0.12)	(0.11)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Tax basis return of capital	0.00	(0.00)[1]	0.00	0.00	0.00

Total distributions to shareholders	(0.14)	(0.16)	(0.13)	(0.12)	(0.12)
Net asset value, end of period	$9.92	$9.92	$9.83	$9.85	$9.96
Total return[2]	1.47%	2.57%	1.15%	0.14%	1.49%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.77%	0.76%	0.75%
Net expenses	0.63%	0.63%	0.63%	0.63%	0.62%
Net investment income	1.52%	1.59%	1.34%	1.23%	1.11%
Supplemental data
Portfolio turnover rate	35%	33%	31%	23%	16%
Net assets, end of period (000s omitted)	$743,254	$991,514	$1,209,079	$1,619,974	$3,362,147

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  43

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.92	$9.83	$9.85	$9.96	$9.93
Net investment income	0.08	0.08	0.06	0.05	0.04
Net realized and unrealized gains (losses) on investments	(0.01)	0.10	(0.02)	(0.11)	0.04

Total from investment operations	0.07	0.18	0.04	(0.06)	0.08
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	(0.06)	(0.05)	(0.04)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Tax basis return of capital	0.00	(0.00)[1]	0.00	0.00	0.00

Total distributions to shareholders	(0.07)	(0.09)	(0.06)	(0.05)	(0.05)
Net asset value, end of period	$9.92	$9.92	$9.83	$9.85	$9.96
Total return[2]	0.71%	1.81%	0.40%	(0.61)%	0.73%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.51%	1.52%	1.51%	1.50%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.37%
Net investment income	0.77%	0.84%	0.59%	0.49%	0.35%
Supplemental data
Portfolio turnover rate	35%	33%	31%	23%	16%
Net assets, end of period (000s omitted)	$16,870	$34,381	$48,101	$62,796	$82,111

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$9.94	$9.86
Net investment income	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.01)	0.08

Total from investment operations	0.17	0.25
Distributions to shareholders from
Net investment income	(0.17)	(0.17)
Tax basis return of capital	0.00	(0.00)[2]

Total distributions to shareholders	(0.17)	(0.17)
Net asset value, end of period	$9.94	$9.94
Total return[3]	1.75%	2.60%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.38%
Net expenses	0.35%	0.35%
Net investment income	1.80%	1.94%
Supplemental data
Portfolio turnover rate	35%	33%
Net assets, end of period (000s omitted)	$626,312	$787,524

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  45

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.93	$9.84	$9.86	$9.97	$9.95
Net investment income	0.16	0.16	0.14	0.13	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	0.09	(0.02)	(0.11)	0.03

Total from investment operations	0.14	0.25	0.12	0.02	0.14
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.14)	(0.13)	(0.11)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Tax basis return of capital	0.00	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.16)	(0.14)	(0.13)	(0.12)
Net asset value, end of period	$9.92	$9.93	$9.84	$9.86	$9.97
Total return	1.39%	2.60%	1.18%	0.17%	1.42%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.70%	0.71%	0.70%	0.66%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.59%
Net investment income	1.55%	1.62%	1.36%	1.27%	1.08%
Supplemental data
Portfolio turnover rate	35%	33%	31%	23%	16%
Net assets, end of period (000s omitted)	$18,560	$35,517	$44,186	$68,621	$95,121

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.94	$9.85	$9.87	$9.98	$9.95
Net investment income	0.17	0.18	0.16	0.15	0.13
Net realized and unrealized gains (losses) on investments	(0.00)[1]	0.09	(0.02)	(0.11)	0.04

Total from investment operations	0.17	0.27	0.14	0.04	0.17
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.16)	(0.15)	(0.13)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Tax basis return of capital	0.00	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.17)	(0.18)	(0.16)	(0.15)	(0.14)
Net asset value, end of period	$9.94	$9.94	$9.85	$9.87	$9.98
Total return	1.70%	2.81%	1.39%	0.37%	1.71%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.43%	0.44%	0.43%	0.42%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.74%	1.80%	1.58%	1.48%	1.33%
Supplemental data
Portfolio turnover rate	35%	33%	31%	23%	16%
Net assets, end of period (000s omitted)	$1,919,898	$2,159,113	$3,421,249	$3,427,060	$2,261,092

[1]	Amount is more than $(0.005).

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  47

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

48  |  Wells Fargo Short-Term Municipal Bond Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $3,278,499,789 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$49,428,341

Gross unrealized losses	(10,159,963)

Net unrealized gains	$39,268,378

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$206,409	$(206,409)

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $4,358,707 in short-term capital losses and $49,074,399 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo Short-Term Municipal Bond Fund  |  49

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$3,288,299,455	$0	$3,288,299,455

Closed end municipal bond fund obligations	0	24,400,000	0	24,400,000

Short-term investments

Investment companies	5,068,712	0	0	5,068,712

Total assets	$5,068,712	$3,312,699,455	$0	$3,317,768,167

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

50  |  Wells Fargo Short-Term Municipal Bond Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.63% for Class A shares, 1.38% for Class C shares, 0.35% for Class R6 shares, 0.60% for Administrator Class shares, and 0.40% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $1,760 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $120,615,000 and $210,217,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $1,200,340,839 and $1,248,547,899, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

Wells Fargo Short-Term Municipal Bond Fund  |  51

Notes to financial statements

on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	Year ended June 30

	2020	2019

Tax-exempt income	$59,877,472	$77,208,661

Tax basis return of capital	0	226,983

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$1,601,742	$39,268,378	$(53,433,106)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

52  |  Wells Fargo Short-Term Municipal Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

Wells Fargo Short-Term Municipal Bond Fund  |  53

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

54  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

56  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

58  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index, for the three- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the one- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index, for the three- and ten-year periods ended March 31, 2020, and lower than its benchmark index for the one- and five-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, in range of or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

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Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

60  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

62  |  Wells Fargo Short-Term Municipal Bond Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

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Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

64  |  Wells Fargo Short-Term Municipal Bond Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

Wells Fargo Short-Term Municipal Bond Fund  |  65

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00248 08-20

A256/AR256 06-20

Annual Report

June 30, 2020

Wells Fargo

Ultra Short-Term Municipal Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Ultra Short-Term Municipal Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

A change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with purchases made on or after September 21, 2020.

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.00%	1.01%	0.85%

$250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

James Randazzo

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SMAVX)	10-2-2000	-0.89	0.43	0.52	1.13	0.84	0.72	0.67	0.50

Class A2 (WFUNX)[3]	5-29-2020	–	–	–	1.12	0.84	0.72	0.77	0.50

Class C (WFUSX)	3-31-2008	-0.74	0.07	-0.02	0.26	0.07	-0.02	1.42	1.25

Class R6 (WUSRX)[4]	7-31-2018	–	–	–	1.47	1.16	1.03	0.29	0.20

Administrator Class (WUSMX)[5]	7-30-2010	–	–	–	1.19	0.91	0.79	0.61	0.50

Institutional Class (SMAIX)	7-31-2000	–	–	–	1.42	1.14	1.02	0.34	0.25

Ultra Short-Term Municipal Income Blended Index[6]	–	–	–	–	1.61	1.13	0.78	–	–

Bloomberg Barclays 1-Year Municipal Bond Index[7]	–	–	–	–	2.16	1.42	1.14	–	–

iMoneyNet Tax-Free National Institutional Money Market Funds Average[8]	–	–	–	–	1.06	0.84	0.43	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[9]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020 (October 31, 2021 for Class A2), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.50% for Class A2, 1.25% for Class C, 0.20% for Class R6, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A2 shares prior to their inception reflects the performance of Class A shares, and it is not adjusted to reflect the higher expenses applicable to the Class A shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[6]

Source: Wells Fargo Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is composed 50% of the Bloomberg Barclays 1-Year Municipal Bond Index and 50% of the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.

[7]

The Bloomberg Barclays 1-Year Municipal Bond Index is the one-year component of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[8]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the Ultra Short-Term Municipal Blended Index, Bloomberg Barclays 1-Year Municipal Bond Index, and the iMoneyNet Tax-Free National Institutional Money Markets Funds Average. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[10]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed two of its three benchmarks, the Ultra Short-Term Municipal Income Blended Index and the Bloomberg Barclays 1-Year Municipal Bond Index, and (Class A, excluding sales charges) outperformed the iMoneyNet Tax-Free National Institutional Money Market Funds Average, for the 12-month period that ended June 30, 2020.

∎	The Fund’s overweight to BBB-rated bonds, which underperformed, and underweight to AAA-rated and AA-rated bonds, which outperformed, detracted from performance.

∎

Sector and security selection detracted from performance as we were overweight revenue bonds, which underperformed, and underweight general obligation (GO) bonds, which outperformed during the coronavirus pandemic.

∎

The Fund’s duration was shorter than the Bloomberg Barclays 1-Year Municipal Bond Index, and despite rates declining across the yield curve over the past year, our short duration contributed to performance as the bonds on the very short end outperformed.

∎

Yield-curve positioning contributed to performance over the period. This Fund will invest only in securities with a maturity of five years or shorter. We had a barbell strategy of being overweight bonds under one year, which underperformed, and overweight three- to five-year bonds, which outperformed; this strategy contributed to performance.

Effective maturity distribution as of June 30, 2020[10]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the U.S. Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

Credit quality as of June 30, 2020[11]

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new-issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility and more than $2.5 trillion in fiscal stimulus, buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future, and the fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Please see footnotes on page 7.

8  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)

Sector allocation, credit quality, and security selection detracted from performance while duration and yield curve contributed.

As the period began, we started to modestly increase interest rate exposure into market weakness. We took advantage of seasonally high issuance at year-end to get closer to a neutral duration positioning. Also, as credit spreads continued to tighten, we began buying higher-quality bonds but maintained an overweight to BBB-rated bonds. The Fund’s overweight to BBB-rated debt detracted from performance as lower-rated bonds underperformed higher-quality bonds at the end of the period, but we feel investors are being compensated for taking additional credit risk at this time. Also, the Fund’s overweight to lower-quality bonds with relatively short maturities allowed a competitive yield without significant duration risk. Sector positioning detracted from performance during the period due to an underweight to GO bonds and prerefunded bonds, which outperformed, and an overweight to revenue bonds, which underperformed. We expect this trend to reverse in the second half of 2020 as revenue is restored in the recovery and GO bond issuers deal with added expense due to the coronavirus pandemic. Some of the better-performing bonds for the year were hospital bonds in Arizona and California, along with Alabama gas bonds that offer an attractive yield. Also, a sector that added to performance was industrial development revenue/pollution control revenue bonds in Oregon. Bonds that detracted from performance included NY-Metropolitan Transit Authority and Chicago, Illinois, GOs. However, we expect pricing to rebound as the phased reopenings have begun in most states.

Our outlook is for lower rates for longer in the recovery.

Overall, technical factors remain strong in the municipal bond market, and we expect the Fed to be on hold for the balance of 2020 and 2021 to support economic growth. We will look to maintain a neutral duration positioning and maintain the barbell yield-curve positioning.

While we will continue our bias to overweighting lower-quality investment-grade bonds in holdings and purchases, it will be issuer-dependent with our research process. We will add some higher-quality bonds in the AAA-rated and AA-rated areas as opportunities arise in cash flow notes, as many issuers will need to issue short-term debt to balance the budget with the challenges presented by the coronavirus pandemic. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality, to see if any changes are warranted in duration, yield-curve positioning, and sector and credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,004.94	$3.14	0.63%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.17	0.63%

Class A2

Actual	$1,000.00	$1,004.85	$0.44	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,003.93	$0.44	0.50%

Class C

Actual	$1,000.00	$1,000.05	$6.96	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Class R6

Actual	$1,000.00	$1,006.60	$1.50	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.37	$1.51	0.30%

Administrator Class

Actual	$1,000.00	$1,005.18	$2.89	0.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$2.92	0.58%

Institutional Class

Actual	$1,000.00	$1,005.30	$1.75	0.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.76	0.35%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.19%

Alabama: 3.44%

Health Revenue: 1.57%
Alabama Health Care Authority for Baptist Health Series B (AGC Insured) (m)	0.50%	11-15-2037	$11,600,000	$11,600,000
Alabama Health Care Authority for Baptist Health Series B ø	1.32	11-1-2042	8,200,000	8,200,000
East Alabama Health Care Authority Series B ø	0.61	9-1-2039	10,000,000	10,000,000

				29,800,000

Utilities Revenue: 1.87%
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	18,635,000	19,123,610
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	8-1-2047	4,415,000	4,668,421
Black Belt Energy Gas District Project 4 Series A-1	4.00	6-1-2022	500,000	528,150
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	1.15	8-1-2037	7,000,000	7,000,000
Southeast Alabama Gas Supply District Project #1 Series A	4.00	4-1-2049	4,000,000	4,384,280

				35,704,461

				65,504,461

Alaska: 0.48%

Airport Revenue: 0.15%
Alaska International Airports AMT Refunding Bond Series A	5.00	10-1-2020	2,830,000	2,856,461

Health Revenue: 0.11%
Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	2,000,000	2,003,860

Miscellaneous Revenue: 0.22%
Alaska Municipal Bond Bank Series 1%%	5.00	12-1-2023	1,900,000	2,172,042
Alaska Municipal Bond Bank Series 1%%	5.00	12-1-2024	1,750,000	2,064,055

				4,236,097

				9,096,418

Arizona: 1.98%

Education Revenue: 0.04%
Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	790,000	790,000

Health Revenue: 1.76%
Arizona Health Facilities Authority Catholic West Series A (JPMorgan Chase & Company LOC) ø	0.17	7-1-2035	8,845,000	8,845,000
Maricopa County AZ IDA Series A	5.00	1-1-2048	3,910,000	4,254,940
Scottsdale AZ IDA Healthcare Series F (AGM Insured) (m)	0.98	9-1-2045	20,500,000	20,500,000

				33,599,940

Industrial Development Revenue: 0.18%
Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	3,200,000	3,362,080

				37,752,020

Arkansas: 0.73%

Housing Revenue: 0.73%
Arkansas Development Finance Authority Multifamily Housing Homes Project (HUD Insured)	1.20	3-1-2024	6,000,000	6,061,740

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Mizuho Floater/Residual Trust Various States Series 2020-MIZ9008 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.38%	4-1-2025	$7,860,000	$7,860,000

				13,921,740

California: 8.03%

Airport Revenue: 0.04%
San Francisco CA City & County Airports Commission AMT Series H	5.00	5-1-2021	735,000	758,373

GO Revenue: 1.12%
California Refunding Bond Series A (SIFMA Municipal Swap +0.25%) ±	0.38	5-1-2033	21,505,000	21,423,926

Health Revenue: 4.14%
California HFFA Kaiser Permanente Series C	5.00	8-1-2031	2,450,000	2,696,299
California Statewide CDA Health Facilities Catholic Series D (AGM Insured) (m)	1.03	7-1-2041	21,175,000	21,175,000
California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	0.10	7-1-2040	15,025,000	15,025,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0119 (Deutsche Bank LIQ) 144Aø	0.28	7-1-2044	4,900,000	4,900,000
Palomar CA Pomerado Health Care District Certificate of Participation Series A (AGM Insured) (m)	1.56	11-1-2036	9,850,000	9,850,000
Palomar CA Pomerado Health Care District Certificate of Participation Series B (AGM Insured) (m)	0.01	11-1-2036	1,325,000	1,325,000
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) (m)	1.54	11-1-2036	825,000	825,000
Tender Option Bond Trust Receipts/Certificates HCFR Series 2016-XG0048 (Deutsche Bank LIQ) 144Aø	0.26	8-15-2042	23,000,000	23,000,000

				78,796,299

Housing Revenue: 1.68%
California HFA MFHR	1.45	4-1-2024	3,500,000	3,530,660
California Municipal Finance Authority Housing Revenue Dino Papavero Apartments Project	1.50	6-1-2022	8,700,000	8,758,464
Mizuho Floater/Residual Interest Bond Series 2019-MIZ9007 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.38	1-1-2040	11,250,000	11,250,000
Mizuho Floater/Residual Trust Tender Option Bond (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.38	10-15-2037	8,500,000	8,500,000

				32,039,124

Miscellaneous Revenue: 0.52%
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-1 (1 Month LIBOR +0.33%) ±	0.45	10-1-2047	5,000,000	4,961,850
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series B-2 (1 Month LIBOR +0.20%) ±	0.32	10-1-2047	5,000,000	4,980,550

				9,942,400

Tax Revenue: 0.53%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.35	3-1-2021	10,000,000	10,000,000

				152,960,122

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Colorado: 1.12%

Airport Revenue: 0.40%
Denver CO City & County Airport Subordinate Bond Series F-2 (AGC Insured) (m)	0.99%	11-15-2025	$7,525,000	$7,525,000

Health Revenue: 0.40%
Colorado Health Facilities Authority Catholic Health Initiatives Series B-3	4.00	1-1-2024	530,000	522,018
Colorado Health Facilities Authority Catholic Health Initiatives Series 2008-D2 (Morgan Stanley Bank LIQ) 144Aø	0.31	10-1-2037	6,000,000	6,000,000
Denver CO Health & Hospital Authority Refunding Bond Series A 144A	5.00	12-1-2020	1,175,000	1,192,085

				7,714,103

Miscellaneous Revenue: 0.09%
Colorado ECFA Variable Nature Conservancy Project Series 2012 ø	0.13	7-1-2033	1,660,000	1,660,000

Transportation Revenue: 0.23%
Colorado E-470 Public Highway Authority Series A (1 Month LIBOR +0.42%) ±	0.54	9-1-2039	4,500,000	4,469,445

				21,368,548

Connecticut: 1.81%

Education Revenue: 0.96%
Connecticut HEFAR Yale University Issue Series A	1.10	7-1-2048	7,000,000	7,123,270
Connecticut HEFAR Yale University issue Series B %%	0.55	7-1-2037	8,000,000	8,011,440
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program %%	5.00	11-15-2022	1,350,000	1,451,318
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program %%	5.00	11-15-2024	585,000	659,745
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2021	545,000	570,713
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2023	440,000	486,050

				18,302,536

GO Revenue: 0.45%
Bridgeport CT Series A	5.00	6-1-2023	655,000	719,714
Bridgeport CT Series A	5.00	6-1-2024	800,000	902,448
Bridgeport CT Series A	5.00	6-1-2025	2,695,000	3,102,215
Connecticut Series C	3.00	6-1-2022	1,050,000	1,099,319
Connecticut Series C	3.00	6-1-2023	600,000	640,806
Connecticut Series C	3.00	6-1-2024	1,055,000	1,145,519
Connecticut Series C	4.00	6-1-2023	400,000	438,732
Connecticut Series C	4.00	6-1-2024	500,000	561,730

				8,610,483

Housing Revenue: 0.24%
Connecticut HFA Housing Mortgage Finance Program Series A	2.40	11-15-2020	980,000	986,537
Connecticut HFA Series 25	2.30	6-15-2021	950,000	964,953
Connecticut HFA Series 25	2.50	6-15-2022	840,000	870,064
Connecticut HFA Subordinate Bond Series E-3 (GNMA/FNMA/FHLMC Insured)	1.50	11-15-2047	1,805,000	1,806,354

				4,627,908

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.16%
Connecticutial Tax Obligation Revenue Transportation Infrastructure Purpose	5.00%	5-1-2023	$375,000	$420,259
Connecticutial Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2024	1,000,000	1,159,630
Connecticutial Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2025	1,150,000	1,374,963

				2,954,852

				34,495,779

District of Columbia: 1.39%

Housing Revenue: 1.05%
District of Columbia HFA Park Southern Apartments Project (FHA Insured)	0.70	6-1-2024	20,000,000	19,982,600

Transportation Revenue: 0.34%
Washington DC Metropolitan Area Transit Authority Series A	5.00	7-15-2023	3,600,000	4,098,420
Washington DC Metropolitan Area Transit Authority Series A	5.00	7-15-2024	2,000,000	2,359,940

				6,458,360

				26,440,960

Florida: 2.54%

Airport Revenue: 0.05%
Miami-Dade County FL Seaport Series A	5.00	10-1-2021	855,000	897,818

Education Revenue: 0.04%
Florida HEFAR Florida Institute of Technology	5.00	10-1-2023	500,000	540,160
Florida HEFAR Florida Institute of Technology	5.00	10-1-2024	250,000	274,355

				814,515

Health Revenue: 0.96%
Lee Memorial Health System Series B ø	0.78	4-1-2049	13,500,000	13,500,000
Miami FL HFFA Miami Jewish Health Systems Incorporate Project	5.00	7-1-2020	390,000	390,000
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Project Series A	5.25	8-1-2021	290,000	290,974
North Broward FL Hospital District Series B	5.00	1-1-2021	925,000	943,260
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.28	2-15-2026	3,225,000	3,225,000

				18,349,234

Housing Revenue: 0.73%
Florida Housing Finance Corporation Multifamily Mortgage Parrish Oaks Series A	1.25	2-1-2023	500,000	507,185
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	1.95	1-1-2021	1,400,000	1,409,436
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.00	7-1-2021	1,230,000	1,246,605
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.05	1-1-2022	900,000	918,792
Jacksonville FL HFA Desert-Silver LLC Project	2.25	12-1-2021	7,250,000	7,292,123
Miami-Dade County FL HFA Multifamily Housing Revenue %%	0.60	12-1-2022	2,500,000	2,499,450

				13,873,591

Resource Recovery Revenue: 0.02%
Lee County FL Solid Waste System	5.00	10-1-2020	470,000	474,789

Tax Revenue: 0.06%
Miami FL Special Obligation Refunding Bond Street & Sidewalk Improvement Program (AGM Insured) 144A	5.00	1-1-2021	1,060,000	1,081,836

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.68%
Jea FL Water & Sewer Systems Revenue Series B (JPMorgan Chase & Company SPA) ø	0.16%	10-1-2041	$5,000,000	$5,000,000
Miami-Dade County FL Water and Waterwaste System (AGM Insured, Credit Suisse LIQ) 144Aø	0.16	10-1-2033	8,000,000	8,000,000

				13,000,000

				48,491,783

Georgia: 3.25%

Health Revenue: 0.55%
Georgia Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF1016 (Barclays Bank plc LIQ) 144Aø	0.18	8-15-2049	10,520,000	10,520,000

Housing Revenue: 1.38%
Atlanta GA Urban Residential Finance Authority Bethel Towers I LP Apartments Project	2.07	7-1-2021	3,500,000	3,502,590
Clayton County GA Housing Authority Renaissance at Garden Walk Apartments Project	2.30	6-1-2022	13,000,000	13,178,360
Douglas County GA Housing Authority Douglass Village Apartments Project	2.25	12-1-2021	9,500,000	9,557,950

				26,238,900

Industrial Development Revenue: 0.39%
Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	7,430,000	7,487,880

Utilities Revenue: 0.93%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.55	12-1-2049	4,000,000	4,005,120
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Fifth Series 1995	2.05	10-1-2032	1,850,000	1,871,719
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 1996	2.35	10-1-2032	5,315,000	5,342,053
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2008	1.65	11-1-2048	2,795,000	2,807,242
Monroe County GA Development Authority Power Company Plant Scherer Project First Series 2009	2.05	7-1-2049	2,545,000	2,574,878
Municipal Electric Authority Georgia Combined Cycle Project Series A	5.00	11-1-2020	1,000,000	1,012,240

				17,613,252

				61,860,032

Guam: 0.13%

Airport Revenue: 0.13%
Guam International Airport Authority AMT Refunding Bond Series A	3.00	10-1-2020	50,000	49,820
Guam International Airport Authority AMT Refunding Bond Series A	3.00	10-1-2021	55,000	53,947
Guam International Airport Authority AMT Refunding Bond Series A	5.00	10-1-2022	1,000,000	1,005,130
Guam International Airport Authority AMT Refunding Bond Series A	5.00	10-1-2023	1,395,000	1,396,353

				2,505,250

Hawaii: 0.10%

Health Revenue: 0.10%
Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	0.58	7-1-2039	1,955,000	1,955,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Idaho: 0.26%

Housing Revenue: 0.26%
Idaho Housing & Finance Association Series A (FNMA LOC) ø	0.33%	1-1-2038	$4,915,000	$4,915,000

Illinois: 7.01%

Education Revenue: 0.43%
Illinois Development Finance Authority Revenue Adjusted American College Surgeons (Northern Trust Company LOC) ø	0.13	8-1-2026	6,700,000	6,700,000
University of Illinois Auxiliary Facilities Series A	5.00	4-1-2022	1,070,000	1,146,259
University of Illinois Auxiliary Facilities Series A	5.00	4-1-2024	350,000	360,427

				8,206,686

GO Revenue: 1.91%
Chicago IL Series A	5.00	1-1-2025	2,500,000	2,665,575
Chicago IL Series C	5.00	1-1-2021	1,565,000	1,601,120
Cook County IL Refunding Bond Series C	5.00	11-15-2022	3,045,000	3,236,500
Illinois	5.00	2-1-2021	3,115,000	3,157,551
Illinois	5.00	1-1-2022	5,915,000	6,100,080
Illinois Series 2016	5.00	11-1-2021	5,380,000	5,539,732
Lake County IL Water Sewerage System Grainger Incorporated Project (Northern Trust Company LIQ) ø	0.38	4-1-2021	1,500,000	1,500,000
Tender Option Bond Trust Receipts/Certficiates (BAM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.17	12-1-2026	6,375,000	6,375,000
Waukegan IL Series 2018B (AGM Insured)	3.00	12-30-2020	2,340,000	2,366,278
Waukegan IL Series 2018B (AGM Insured)	4.00	12-30-2021	800,000	838,440
Whiteside & Lee County IL Community Unit School District 5 Series A (BAM Insured)	4.00	12-1-2022	1,375,000	1,475,526
Whiteside & Lee County IL Community Unit School District 5 Series A (BAM Insured)	4.00	12-1-2023	1,435,000	1,576,147

				36,431,949

Health Revenue: 0.62%
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Series E-2	1.75	11-15-2042	2,970,000	2,994,978
Illinois Finance Authority Mercy Health Corporation	5.00	12-1-2021	1,165,000	1,219,976
Illinois Finance Authority Presbyterian Homes Obligated Group Series B (1 Month LIBOR +1.35%) ±	1.47	5-1-2036	6,410,000	6,412,885
Illinois Finance Authority Rehabilitation Institute of Chicago	5.00	7-1-2023	1,100,000	1,210,253

				11,838,092

Miscellaneous Revenue: 0.96%
Chicago IL Board of Education Series B	5.00	12-1-2022	1,500,000	1,559,325
Chicago IL Board of Education Series B	5.00	12-1-2023	1,150,000	1,211,180
Illinois Refunding Bond	5.00	8-1-2022	2,290,000	2,385,882
Illinois Series D	5.00	11-1-2021	7,820,000	8,052,176
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2854 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.31	6-15-2050	5,000,000	5,000,000

				18,208,563

Tax Revenue: 2.79%
Illinois Series A	5.00	6-1-2021	1,455,000	1,486,166
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0093 (Barclays Bank plc LIQ) 144Aø	0.28	1-1-2048	8,000,000	8,000,000

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
lllinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0713 (Morgan Stanley Bank LIQ) 144Aø	0.33%	1-1-2043	$8,000,000	$8,000,000
Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	5,925,000	6,188,129
Regional Transportation Authority Illinois Series B-RMKT ø	0.80	6-1-2025	29,530,000	29,530,000

				53,204,295

Water & Sewer Revenue: 0.30%
Chicago IL Wastewater Transmission Revenue CAB Refunding Series A (National Insured) ¤	0.00	1-1-2022	3,265,000	3,159,932
Chicago IL Waterworks Refunding Bond Series 2017-2	5.00	11-1-2020	1,500,000	1,517,355
South Sangamon IL Water Commission (AGM Insured) %%	4.00	1-1-2023	500,000	533,600
South Sangamon IL Water Commission (AGM Insured) %%	4.00	1-1-2026	500,000	557,575

				5,768,462

				133,658,047

Indiana: 1.05%

Education Revenue: 0.02%
Purdue University Indiana Student Facilities System Series C ø	0.09	7-1-2032	400,000	400,000

Health Revenue: 0.34%
Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-3	1.35	11-1-2027	585,000	585,480
Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-5	1.35	11-1-2027	5,950,000	5,954,879

				6,540,359

Industrial Development Revenue: 0.14%
Whiting IN Environmental Facilities North America Incorporated Project	5.00	11-1-2047	2,250,000	2,578,950

Miscellaneous Revenue: 0.55%
Indiana Bond Bank Advance Funding Program Series A	3.00	1-11-2021	1,000,000	1,013,470
Indiana Bond Bank Advance Funding Program Series A	3.00	1-11-2021	4,520,000	4,529,944
Indianapolis IN Local Public Improvement Bond Bank Fieldhouse Project Series B	1.45	6-1-2021	5,000,000	5,000,550

				10,543,964

				20,063,273

Kansas: 0.80%

Health Revenue: 0.20%
University of Kansas Hospital Authority Health System (U.S. Bank NA LOC) ø	0.13	9-1-2034	1,250,000	1,250,000
Wichita KS HCFR Presbyterian Manors Obligated Group	4.00	5-15-2022	1,250,000	1,243,500
Wichita KS HCFR Series I	3.75	5-15-2023	1,410,000	1,387,355

				3,880,855

Housing Revenue: 0.44%
Kansas HFA Forest Glen Apartments Project Series B	1.66	7-1-2022	8,300,000	8,373,206

Utilities Revenue: 0.16%
Burlington KS Environmental Impact Series A ø	0.34	9-1-2035	3,000,000	3,000,000

				15,254,061

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Kentucky: 1.23%

Airport Revenue: 0.07%
Louisville KY Regional Airport Authority Refunding Bond AMT Series A	5.00%	7-1-2021	$1,250,000	$1,300,638

Health Revenue: 0.04%
Kentucky EDFA Owensboro Health Incorporated Series A	5.00	6-1-2021	825,000	843,802

Housing Revenue: 0.53%
Kentucky Housing MFHR City View Park Project	1.16	2-1-2023	10,000,000	10,072,600

Utilities Revenue: 0.59%
Louisville & Jefferson Counties KY Metro Government PCR Series B	2.55	11-1-2027	6,500,000	6,589,635
Paducah KY Electric Plant Board Refunding Bond	5.00	10-1-2021	2,305,000	2,430,507
Paducah KY Electric Plant Board Refunding Bond	5.00	10-1-2023	1,995,000	2,267,537

				11,287,679

				23,504,719

Louisiana: 1.71%

Airport Revenue: 0.32%
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A	2.00	10-1-2040	5,540,000	5,480,556
New Orleans LA Aviation Board Series D-2	5.00	1-1-2021	590,000	601,706

				6,082,262

Housing Revenue: 0.21%
Louisiana Housing Corporation Hollywood Acres & Hollywood Heights Project Series 2019	1.44	12-1-2023	4,000,000	4,040,680

Industrial Development Revenue: 1.18%
Saint John The Baptist Parish LA Revenue Refunding Bond Marathon Oil Corporation Project	2.00	6-1-2037	8,045,000	7,972,515
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	0.31	11-1-2040	14,550,000	14,550,000

				22,522,515

				32,645,457

Maine: 0.13%

Education Revenue: 0.05%
Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2020	200,000	203,058
Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2021	300,000	315,258
Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2022	370,000	401,687

				920,003

Health Revenue: 0.08%
Maine HEFA Series A	4.00	7-1-2024	755,000	833,928
Maine HEFA Series A	5.00	7-1-2023	575,000	642,862

				1,476,790

				2,396,793

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Maryland: 3.53%

Health Revenue: 1.34%
Tender Option Bond Trust Receipts/Certificates (Deutsche Bank LIQ) 144Aø	0.28%	8-15-2042	$10,590,000	$10,590,000
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.17	5-1-2026	15,000,000	15,000,000

				25,590,000

Housing Revenue: 1.51%
Maryland CDA Department of Housing & Community Multifamily Development Orchard Park Series F	2.52	8-1-2020	6,000,000	6,006,000
Maryland Community Development Administration Heritage Crossing II Series G	2.93	11-1-2020	7,600,000	7,641,648
Maryland Community Development Administration Willow Manor at Fairland Series I	2.93	11-1-2020	10,000,000	10,054,100
Maryland Community Development Department Housing Rosemont Tower LLC Series F (FHA/GNMA Insured)	2.01	11-1-2021	5,000,000	5,048,350

				28,750,098

Transportation Revenue: 0.55%
Maryland Transportation Authority Refunding Bond AMT	5.00	3-1-2021	4,000,000	4,103,640
Maryland Transportation Authority Refunding Bond AMT	5.00	3-1-2022	6,000,000	6,377,460

				10,481,100

Water & Sewer Revenue: 0.13%
Baltimore MD Series A (National Insured)	5.65	7-1-2020	2,400,000	2,400,000

				67,221,198

Massachusetts: 1.17%

Health Revenue: 0.26%
Massachusetts HEFA Partners Healthcare Series G-2 (AGM Insured) (m)	0.97	7-1-2042	5,020,000	5,020,000

Housing Revenue: 0.11%
Massachusetts HFA Series 212	1.45	12-1-2049	2,000,000	2,025,020

Tax Revenue: 0.24%
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2023	1,775,000	2,019,524
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2024	2,200,000	2,595,406

				4,614,930

Transportation Revenue: 0.56%
Massachusetts Department of Transportation Refunding Bond	5.00	1-1-2039	9,525,000	10,551,414

				22,211,364

Michigan: 0.98%

Health Revenue: 0.05%
Michigan Finance Authority Bronson Healthcare Group Incorporated Series 2019B	3.50	11-15-2044	800,000	849,656

Housing Revenue: 0.21%
Michigan Housing Development Authority Series A	2.30	10-1-2021	4,000,000	4,005,160

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.49%
Tender Option Bond Trust Receipts/Certificates (AGM Insured, Morgan Stanley Bank LIQ) 144Aø	0.43%	7-1-2043	$9,410,000	$9,410,000

Utilities Revenue: 0.23%
Michigan Strategic Fund Limited Obligation Detroit Edison Company Facilities Project	1.45	8-1-2029	4,300,000	4,319,823

				18,584,639

Minnesota: 2.38%

GO Revenue: 2.10%
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (JPMorgan Chase & Company LIQ) 144Aø	0.38	6-1-2021	40,000,000	40,000,000

Health Revenue: 0.12%
Apple Valley MN Senior Living LLC Project Series B	4.00	1-1-2021	545,000	534,803
Apple Valley MN Senior Living LLC Project Series B	4.00	1-1-2022	565,000	534,298
Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2021	390,000	398,631
Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2022	390,000	408,615
Minnesota HCFR Maple Grove Hospital Corporation	5.00	5-1-2023	390,000	428,403

				2,304,750

Miscellaneous Revenue: 0.16%
Minnesota Rural Water Finance Authority Public Projects Construction	1.00	8-1-2021	3,000,000	3,010,590

				45,315,340

Mississippi: 0.83%

Health Revenue: 0.25%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project	1.98	9-1-2036	4,760,000	4,759,429

Housing Revenue: 0.58%
Mississippi Home Corporation Jackson Housing Authority Project (Housing & Urban Development Insured)	2.21	2-1-2022	11,000,000	11,013,420

				15,772,849

Missouri: 0.76%

Health Revenue: 0.21%
Missouri State HEFA Ascension Health Series C-3 ø	0.13	11-15-2039	600,000	600,000
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.20	9-1-2039	3,500,000	3,500,000

				4,100,000

Miscellaneous Revenue: 0.55%
Bridgeton MO IDA Mestek Machinery Incorporated (Santander Bank NA LOC) ø	0.55	7-1-2030	2,425,000	2,425,000
Missouri Public Utilities Commission Interim Construction Series 2019	1.50	3-1-2021	8,000,000	8,012,640

				10,437,640

				14,537,640

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Montana: 0.24%

Miscellaneous Revenue: 0.24%
Montana Board Investment Municipal Finance Consolidation Act INTERCAP	1.00%	3-1-2042	$4,500,000	$4,501,755

Nebraska: 0.17%

Housing Revenue: 0.17%
Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.30	9-1-2020	460,000	461,835
Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.65	3-1-2021	1,265,000	1,288,137
Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.65	9-1-2021	1,390,000	1,434,105

				3,184,077

Nevada: 1.00%

GO Revenue: 0.15%
Clark County NV School District Refunding Bond Limited Tax Series A	5.00	6-15-2023	2,095,000	2,348,516
Clark County NV School District Refunding Bond Limited Tax Series C	5.00	6-15-2023	500,000	560,505

				2,909,021

Housing Revenue: 0.32%
Nevada Housing Division Multi Unit Housing Silver Terrace	1.19	10-1-2022	6,000,000	6,021,840

Tax Revenue: 0.21%
Tender Option Bond Trust Receipts/Certificates (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.17	7-1-2026	4,100,000	4,100,000

Utilities Revenue: 0.32%
Washoe County NV Water Facility Refunding Bond Series F	2.05	3-1-2036	6,000,000	6,085,560

				19,116,421

New Hampshire: 0.32%

Industrial Development Revenue: 0.32%
National Finance Authority New Hampshire Exempt Facilities Emerald Renewable Diesel LLC Project 144A	2.00	6-1-2049	6,000,000	6,007,860

New Jersey: 5.02%

Education Revenue: 0.11%
New Jersey Higher Education Assistance Authority Series B	5.00	12-1-2021	2,000,000	2,098,820

Health Revenue: 0.12%
New Jersey HFFA St. Joseph’s Healthcare System Group	4.00	7-1-2020	1,540,000	1,540,000
New Jersey HFFA St. Joseph’s Healthcare System Group	5.00	7-1-2021	780,000	806,052

				2,346,052

Housing Revenue: 1.78%
New Jersey Housing & Mortgage Finance Agency Multifamily Conduit Post Road Gardens Series A	0.75	5-1-2023	3,000,000	3,010,740
New Jersey Housing & Mortgage Finance Agency Peter J McGuire Gardens Preservation Project Series G	1.45	11-1-2022	13,160,000	13,338,844
New Jersey Housing & Mortgage Finance Agency Series A	1.75	11-1-2020	6,455,000	6,481,788
New Jersey Housing & Mortgage Finance Agency Series E	2.30	11-1-2020	1,040,000	1,045,138

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  21

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
New Jersey Housing & Mortgage Finance Agency Villa Victoria Apartments Project Series F	2.43%	11-1-2021	$10,000,000	$10,054,600

				33,931,110

Miscellaneous Revenue: 1.41%
New Jersey EDA School Facilities Construction Notes Series BBB	5.00	6-15-2021	3,910,000	4,011,113
New Jersey EDA School Facilities Construction Notes Series DDD	5.00	6-15-2022	780,000	820,287
New Jersey EDA Transportation Project Series B	5.00	11-1-2020	10,820,000	10,922,033
New Jersey TTFA Series A	5.25	12-15-2022	1,295,000	1,386,181
Tender Option Bond Trust Receipts Series 2017-XI0052 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.16	6-15-2042	9,725,000	9,725,000

				26,864,614

Transportation Revenue: 1.34%
New Jersey Transportation Trust Fund Series B	5.00	6-15-2021	2,290,000	2,349,219
New Jersey Transportation Trust Fund Series D	5.25	12-15-2023	2,500,000	2,739,700
New Jersey Turnpike Authority Series C-5 (1 Month LIBOR +0.46%) ±	0.58	1-1-2028	20,330,000	20,312,923

				25,401,842

Water & Sewer Revenue: 0.26%
New Jersey EDA Refunding Bond AMT American Water Company Incorporated	1.20	11-1-2034	5,000,000	4,992,800

				95,635,238

New York: 10.44%

Airport Revenue: 0.13%
New York Transportation Development Corporation Special Refunding Bond Terminal One Group Association	5.00	1-1-2021	2,500,000	2,519,675

GO Revenue: 3.16%
Elmira City NY Tax Anticipation Notes	4.00	5-27-2021	790,000	790,885
Hempstead NY Union Free School District Anticipation Notes	1.75	12-15-2020	1,625,000	1,627,941
Nassau County NY General Improvement Series B	5.00	10-1-2020	1,305,000	1,319,747
New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-4 (AGM Insured) (m)	0.97	8-1-2026	1,000,000	1,000,000
New York NY Adjusted Fiscal 2008 Subordinate Bond Series C-4 (AGC Insured) (m)	0.97	10-1-2027	14,400,000	14,400,000
New York NY Series J Subordinate Bond Series J3 (AGM Insured) (m)	0.97	6-1-2036	4,750,000	4,750,000
New York NY Subordinate Bond Series C-4 (AGM Insured) (m)	0.97	1-1-2032	800,000	800,000
Oyster Bay NY Public Improvement Series B	3.00	2-1-2021	2,260,000	2,276,091
Oyster Bay NY Water District Series B	2.00	3-12-2021	5,000,000	5,055,650
Suffolk County NY Series A	5.00	3-19-2021	6,000,000	6,139,440
Suffolk County NY Tax Anticipation Notes Series I	2.00	9-25-2020	2,125,000	2,130,015
Suffolk County NY Tax Anticipation Notes Series I	2.50	7-23-2020	20,000,000	20,018,400

				60,308,169

Health Revenue: 0.04%
New York Dormitory Authority Orange Regional Medical Center 144A	4.00	12-1-2020	800,000	808,680

Housing Revenue: 0.81%
New York Mortgage Agency Homeowner Revenue Series 183	3.50	4-1-2022	1,200,000	1,253,964
New York Mortgage Agency Homeowner Revenue Series 198	1.50	10-1-2020	2,235,000	2,239,403
New York NY Housing Development Corporation Series A-3	1.13	5-1-2060	4,000,000	4,000,960

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
New York NY Housing Development Corporation Series G-2	2.00%	11-1-2057	$7,970,000	$7,978,289

				15,472,616

Industrial Development Revenue: 1.15%
New York Energy Research & Development Authority PCR Keyspan Generation Series A (Ambac Insured) (m)	2.75	10-1-2028	900,000	900,000
New York Transportation Development Corporation Series 2018	5.00	1-1-2022	2,000,000	2,078,460
New York Transportation Development Corporation Series 2018	5.00	1-1-2023	12,750,000	13,336,245
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2024	5,250,000	5,536,125

				21,850,830

Tax Revenue: 1.51%
New York Dormitory Authority Personal Income Tax Revenue Series B	5.00	3-31-2021	18,000,000	18,633,240
New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	0.93	11-1-2022	10,075,000	10,079,836

				28,713,076

Transportation Revenue: 3.55%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	3,950,000	4,048,276
New York Metropolitan Transportation Authority BAN	5.00	2-1-2023	4,050,000	4,291,016
New York Metropolitan Transportation Authority Series B (1 Month LIBOR +0.55%) ±	0.67	11-1-2041	6,255,000	5,897,402
New York Metropolitan Transportation Authority Subordinate Bond Series D2 (SIFMA Municipal Swap +0.45%) ±##	0.58	11-15-2044	18,460,000	17,642,776
New York Metropolitan Transportation Authority Subordinate Bond Series G-1F (1 Month LIBOR +0.65%) ±	0.77	11-1-2026	24,965,000	24,344,120
Triborough Bridge & Tunnel Authority Series A	5.00	11-15-2023	1,570,000	1,751,994
Triborough Bridge & Tunnel Authority Series B-4 (1 Month LIBOR +0.70%) ±	0.82	1-1-2032	9,730,000	9,694,388

				67,669,972

Utilities Revenue: 0.09%
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.17	11-15-2050	1,650,000	1,650,000

				198,993,018

North Carolina: 2.11%

Airport Revenue: 0.39%
North Carolina Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF2490 (Barclays Bank plc LIQ) 144Aø	0.16	7-1-2042	7,500,000	7,500,000

Housing Revenue: 1.38%
Charlotte NC Housing Authority Heritage Park Housing LP	1.45	6-1-2022	7,500,000	7,551,150
Charlotte NC Housing Authority West Tyvola Seniors LLC	2.23	12-1-2021	6,000,000	6,035,580
Durham NC Housing Authority Morreene Road Apartments Project	1.30	1-1-2021	3,100,000	3,105,177
Raleigh NC Housing Authority Sir Walter Apartments Project Series A	2.15	7-1-2021	9,600,000	9,600,000

				26,291,907

Resource Recovery Revenue: 0.34%
North Carolina Capital Finance Republic Services Incorporated Project Series 2013	0.70	6-1-2038	6,500,000	6,500,130

				40,292,037

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  23

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
North Dakota: 0.45%

Housing Revenue: 0.45%
North Dakota Housing Finance Agency Home Mortgage Finance Program Series B (SIFMA Municipal Swap +0.40%) ±	0.53%	1-1-2043	$8,500,000	$8,485,635

Ohio: 1.47%

Education Revenue: 0.03%
The Ohio State University Series B-1 ø	0.12	12-1-2039	500,000	500,000

GO Revenue: 0.49%
Fairfield OH BAN	2.25	4-27-2021	1,770,000	1,791,275
Lorain County OH BAN	3.00	2-6-2021	4,510,000	4,570,344
North Olmsted OH BAN Capital Improvement and Equipment	2.00	3-10-2021	1,025,000	1,032,893
Tipp City OH BAN	2.00	2-11-2021	2,000,000	2,020,120

				9,414,632

Health Revenue: 0.33%
Allen County OH Mercy Health Hospital	5.00	12-1-2024	2,325,000	2,703,998
Allen County OH Mercy Health Hospital Series A	5.00	8-1-2021	2,795,000	2,917,924
Lucas County OH Hospital Promedica Healthcare Series D	5.00	11-15-2021	715,000	747,189

				6,369,111

Housing Revenue: 0.48%
Cuyahoga OH Metropolitan Housing Authority Multifamily Housing Riverside Park Phase 2 Project	2.00	4-1-2022	4,750,000	4,789,140
Mizuho Floater/Residual Trust Various States Series 2019-MIZ9001 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.33	7-1-2059	4,375,000	4,375,000

				9,164,140

Miscellaneous Revenue: 0.14%
Village of Orange OH BAN	2.00	8-27-2020	2,575,000	2,581,232

				28,029,115

Oklahoma: 0.19%

Education Revenue: 0.03%
Oklahoma Development Finance Authority Oklahoma City University Project	3.00	8-1-2020	500,000	500,385

GO Revenue: 0.05%
Oklahoma County OK Independent School District	1.75	7-1-2020	950,000	950,000

Miscellaneous Revenue: 0.11%
Kay County OK Public Building Authority	4.00	4-1-2021	350,000	356,762
Kay County OK Public Building Authority	4.00	4-1-2022	400,000	417,244
Kay County OK Public Building Authority	4.00	4-1-2023	450,000	479,988
Oklahoma County OK Finance Authority Jones Public School Project	4.00	9-1-2023	330,000	354,994
Oklahoma County OK Finance Authority Jones Public School Project	4.00	9-1-2024	525,000	574,145

				2,183,133

				3,633,518

Oregon: 0.62%

Airport Revenue: 0.07%
Port of Portland OR Portland International Airport AMT	5.00	7-1-2022	1,200,000	1,292,700

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.55%
Oregon Business Development Commission Intel Corporation Project Series 232	2.40%	12-1-2040	$10,000,000	$10,458,700

				11,751,400

Pennsylvania: 4.23%

Education Revenue: 0.71%
Chester County PA HEFA Immaculata University Project	5.00	11-1-2020	550,000	547,267
Chester County PA HEFA Immaculata University Project	5.00	11-1-2021	580,000	568,812
Cumberland County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-1	3.75	5-1-2044	2,000,000	2,012,640
Pennsylvania HEFA Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-3 ø	3.00	5-1-2033	2,000,000	2,020,600
Pennsylvania HEFA Independent Colleges Series I4	2.72	11-1-2031	3,000,000	3,013,170
Pennsylvania HEFA Wilkes University Project Series A	5.00	3-1-2021	390,000	394,196
Pennsylvania HEFAR Association of Independent Colleges and Universities of Pennsylvania Financing Program Mount Aloysius College Project Series R-1	2.25	11-1-2041	5,000,000	5,033,050

				13,589,735

GO Revenue: 0.26%
Albert Gallatin PA Area School District Series A (AGM Insured) %%	4.00	9-1-2024	725,000	804,605
Albert Gallatin PA Area School District Series A (AGM Insured) %%	4.00	9-1-2023	1,000,000	1,087,910
Allentown PA City School District Tax & Revenue Anticipation Notes %%	2.38	3-31-2021	1,800,000	1,800,000
Hollidaysburg PA Area School District %%	4.00	7-15-2023	525,000	574,481
Octorara PA Area School District (AGM Insured)	4.00	4-1-2025	600,000	689,286

				4,956,282

Health Revenue: 0.33%
Berks County PA Municipal Authority Tower Health Project Series A	5.00	2-1-2022	500,000	527,085
Montgomery County PA Higher Education & Health Authority Presbytery Homes Incorporated Project	2.00	12-1-2020	505,000	501,980
Montgomery County PA Higher Education & Health Authority Presbytery Homes Incorporated Project	3.00	12-1-2021	560,000	556,086
Montgomery County PA Higher Education & Health Authority Series 2018A	5.00	9-1-2022	1,250,000	1,350,313
Philadelphia PA Hospital & Higher Education Facilities Authority	5.00	7-1-2020	780,000	780,000
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	2,595,000	2,546,525

				6,261,989

Housing Revenue: 1.07%
Pennsylvania HFA Limited Obligation Norris Homes Phase V	1.40	1-1-2043	10,500,000	10,665,047
Pennsylvania HFA Series 114A	2.90	10-1-2021	3,145,000	3,223,090
Pennsylvania Housing Finance Agency Sharpsburg Towers Series B	2.40	12-1-2021	2,500,000	2,516,475
Pittsburgh PA Urban RDA Crawford Square Apartments Project	0.60	12-1-2020	4,000,000	3,999,280

				20,403,892

Industrial Development Revenue: 0.21%
Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	3,910,000	3,922,004

Miscellaneous Revenue: 0.74%
Bethlehem PA School District Revenue (1 Month LIBOR +0.48%) ±	0.61	7-1-2031	9,975,000	9,885,125
Butler County General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	0.11	9-1-2027	4,250,000	4,250,000

				14,135,125

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  25

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tobacco Revenue: 0.30%
Tender Option Bond Trust Receipts/Certificates (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.23%	6-1-2034	$5,650,000	$5,650,000

Water & Sewer Revenue: 0.61%
Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	0.77	9-1-2040	11,730,000	11,680,617

				80,599,644

Rhode Island: 0.29%

Health Revenue: 0.29%
Rhode Island Health & Educational Building Hospital Financing Lifespan Obligation Refunding Bond	5.00	5-15-2022	1,250,000	1,333,650
Rhode Island Health & Educational Building Hospital Financing Lifespan Obligation Refunding Bond	5.00	5-15-2023	1,300,000	1,427,361
Rhode Island Health & Educational Building Hospital Financing Lifespan Obligation Refunding Bond	5.00	5-15-2024	2,475,000	2,781,875

				5,542,886

South Carolina: 2.05%

Health Revenue: 1.45%
South Carolina Jobs EDA Episcopal Home at Still Hopes Series A	5.00	4-1-2021	425,000	428,196
South Carolina Jobs EDA Episcopal Home at Still Hopes Series A	5.00	4-1-2022	455,000	462,271
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	0.92	5-1-2048	26,700,000	26,700,000

				27,590,467

Housing Revenue: 0.39%
South Carolina Housing Finance & Development Authority Lorick Place Apartments Project	2.43	11-1-2021	7,500,000	7,540,950

Water & Sewer Revenue: 0.21%
Laurens County SC Water and Sewer Commission Waterworks Distribution System BAN	1.38	2-1-2022	4,000,000	4,031,560

				39,162,977

Tennessee: 1.20%

Health Revenue: 0.15%
Greeneville TN HEFA Board Series 2018A	5.00	7-1-2022	1,280,000	1,370,368
Metropolitan Government of Nashville & Davidson County TN Health & Educational Facilities Board Series 2001B-1	1.55	11-15-2030	1,500,000	1,505,685

				2,876,053

Housing Revenue: 0.71%
Chattanooga TN Health Educational & Housing Facility Board Ridgeway Apartments Project	1.63	12-1-2021	500,000	503,700
Memphis TN Health Educational & Housing Facility Board Keystone Landing & Pendleton Place Apartments	2.03	8-1-2021	8,000,000	8,008,560
Murfreesboro TN Housing Authority Westbrook Towers II LP Project	2.13	9-1-2021	5,000,000	5,011,850

				13,524,110

Utilities Revenue: 0.34%
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	4,690,000	5,048,035

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Tennessee Energy Acquisition Corporation Series A	5.00%	2-1-2022	$1,300,000	$1,367,912

				6,415,947

				22,816,110

Texas: 15.39%

Airport Revenue: 0.14%
Houston TX Airport System Series C	5.00	7-1-2022	2,500,000	2,688,975

Education Revenue: 0.21%
University of Texas Board of Regents Series C	5.00	8-15-2020	3,910,000	3,932,483

GO Revenue: 4.67%
Burleson TX Independent School District	2.50	2-1-2047	7,885,000	8,133,456
Cypress-Fairbanks TX Independent School District Series A-1	2.13	2-15-2027	4,355,000	4,432,606
Cypress-Fairbanks TX Independent School District Series A-3	3.00	2-15-2043	2,470,000	2,477,608
Cypress-Fairbanks TX Independent School District Series B-2	2.13	2-15-2040	7,015,000	7,140,007
El Paso TX Independent School District Maintenance Tax Notes	2.50	2-1-2040	3,500,000	3,574,200
Galveston TX Dickinson Independent High School District	1.35	8-1-2037	3,200,000	3,228,320
Grapevine-Colleyville TX Independent School District Prerefunded Bond Series B	2.00	8-1-2036	3,150,000	3,154,158
Grapevine-Colleyville TX Independent School District Unrefunded Bond	2.00	8-1-2036	3,495,000	3,499,124
Harlandale TX Independent School District	3.00	8-15-2045	8,775,000	8,800,799
Harris County TX Cypress-Fairbanks Independent High School Series 2014B-2	1.40	2-15-2040	4,070,000	4,074,396
Katy TX Independent School District Series 2015C (1 Month LIBOR +0.28%) ±	0.40	8-15-2036	9,500,000	9,459,530
North East TX Independent School District Series B	1.42	8-1-2040	1,205,000	1,205,856
Northside TX Independent School District Building Project	1.60	8-1-2049	2,860,000	2,946,401
Northside TX Independent School District Building Project	2.00	6-1-2046	2,135,000	2,163,566
Northside TX Independent School District Building Project	2.13	8-1-2040	1,490,000	1,492,235
Plainview TX Idependent School District Series B	1.50	2-15-2050	9,000,000	9,223,470
Sherman TX Independent School District	3.00	8-1-2048	725,000	726,566
Sherman TX Independent School District	3.00	8-1-2048	13,010,000	13,035,760
Sherman TX Independent School District Prerefunded Bond Series B	3.00	8-1-2048	265,000	265,572

				89,033,630

Health Revenue: 0.85%
Board of Managers Joint Guadalupe Improvement & Refunding Project	5.00	12-1-2021	1,000,000	1,047,250
Coastal Bend TX Health Facilities Development Corporation (AGM Insured) (m)	1.00	7-1-2031	5,650,000	5,650,000
Harris County TX Health Facilities Development Corporation Series A3 (AGM Insured) (m)	0.97	7-1-2031	925,000	925,000
Harris County TX Health Facilities Development Corporation Series A4 (AGM Insured) (m)	0.94	7-1-2031	4,625,000	4,625,000
Residual Interest Bond Floater Trust Certificates Series 2019-010 (Barclays Bank plc LOC) 144Aø	0.28	11-15-2046	4,000,000	4,000,000

				16,247,250

Housing Revenue: 3.80%
Alamito TX Public Facilities Corporation MFHR HACEP RAD Conversion Program (Housing & Urban Development Insured)	1.51	5-1-2037	10,000,000	10,097,600
Alamito TX Public Facility Corporation Cramer Three Apartments Project	2.50	11-1-2021	2,000,000	2,027,180
Austin TX Affordable PFC Incorporated MFHR Bridge Granada Apartments	1.46	6-1-2023	2,125,000	2,165,779
Capital Area Housing Finance Corporation TX Hills Leander Apartments	2.05	8-1-2021	7,000,000	7,007,630

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  27

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Mizuho Floater/Residual Trust Series 2019 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.38%	9-1-2039	$3,910,000	$3,910,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9010 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.48	4-1-2034	17,000,000	17,000,000
Port Aransas TX Public Facilities Corporation MFHR Palladium Port Aransas Apartments	0.70	1-1-2024	6,200,000	6,199,504
San Antonio TX Housing Trust Finance Corporation Majestic Ranch Apartments LP (FHA Insured)	1.40	7-1-2022	6,000,000	6,060,060
Southeast Texas Housing Finance Corporation Bayshore Towers Apartments (HUD Insured)	2.20	1-1-2022	8,025,000	8,025,000
Texas Capital Area Housing Finance Agency MFHR Mission Trail at El Camino Real Apartments	2.10	9-1-2037	9,750,000	9,894,593

				72,387,346

Industrial Development Revenue: 1.34%
Austin TX Convention First Tier Series A	5.00	1-1-2022	400,000	400,420
Austin TX Convention First Tier Series A	5.00	1-1-2023	750,000	750,638
Houston TX Airport System Refunding Bond United Airlines Incorporated Terminal E Project	4.50	7-1-2020	2,500,000	2,500,000
Houston TX Airport System Revenue AMT Series C	5.00	7-15-2020	1,500,000	1,502,460
Matagorda County TX Navigation District Central Power & Light Company Project	1.75	5-1-2030	5,280,000	5,284,330
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project ø	0.26	6-1-2041	15,000,000	15,000,000

				25,437,848

Miscellaneous Revenue: 0.06%
Dallas TX Performing Arts Cultural Facilities Corporation Dallas Center for Performing Arts Foundation Project Series 2008B (JPMorgan Chase & Company LOC) ø	0.17	9-1-2041	1,175,000	1,175,000

Resource Recovery Revenue: 1.36%
Mission TX Economic Development Corporation Republic Services Incorporated Project	2.05	1-1-2026	15,000,000	15,006,150
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	1.99	11-1-2040	11,000,000	11,000,000

				26,006,150

Transportation Revenue: 1.61%
Harris County TX Senior Lien Toll Road Series B	1.45	8-15-2021	15,000,000	15,036,450
Tender Option Bond Trust Receipts Series 2019-XM0753 (Deutsche Bank LIQ) 144Aø	0.38	8-1-2057	9,635,000	9,635,000
Tender Option Bond Trust Receipts Series 2019-XM0756 (Deutsche Bank LIQ) 144Aø	1.44	6-30-2058	6,000,000	6,000,000

				30,671,450

Utilities Revenue: 1.14%
San Antonio TX Electric & Gas Systems Refunding Bond Series B	2.00	2-1-2033	11,440,000	11,594,097
San Antonio TX Junior Lien Series D	3.00	12-1-2045	10,000,000	10,102,800

				21,696,897

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.21%
Houston TX Combined Utility System Revenue Series C (1 Month LIBOR +0.36%) ±	0.49%	5-15-2034	$4,000,000	$3,948,280

				293,225,309

Vermont: 0.10%

Education Revenue: 0.10%
Vermont Educational & Health Buildings Saint Michaels College Project	5.00	10-1-2023	1,185,000	1,250,246
Vermont Educational & Health Buildings Saint Michaels College Project	5.00	10-1-2024	675,000	711,308

				1,961,554

Virginia: 1.65%

Education Revenue: 0.05%
Virginia College Building Authority Marymount University Project Series A 144A	5.00	7-1-2020	525,000	525,000
Virginia College Building Authority Marymount University Project Series B 144A	5.00	7-1-2020	500,000	500,000

				1,025,000

Housing Revenue: 1.09%
Fairfax County VA Redevelopment & Housing Authority Murraygate Village Apartment Project	2.26	2-1-2021	12,500,000	12,516,375
Fairfax County VA Redevelopment & Housing Authority Parkwood Project	2.21	2-1-2021	5,500,000	5,506,985
Newport News VA Redevelopment & Housing Authority Soundview Townhouses	2.05	8-1-2021	2,690,000	2,693,040

				20,716,400

Industrial Development Revenue: 0.22%
Louisa VA IDA Pollution Control Virginia Electric & Power Company Series A	1.90	11-1-2035	4,000,000	4,116,960

Utilities Revenue: 0.29%
Halifax County VA IDA	2.15	12-1-2041	2,000,000	2,000,640
Wise County IDA Waste & Sewage Disposal Revenue	1.20	11-1-2040	3,525,000	3,533,707

				5,534,347

				31,392,707

Washington: 1.76%

Airport Revenue: 0.15%
Port of Seattle Washington AMT Intermediate Lien Series C	5.00	4-1-2025	2,500,000	2,864,100

Health Revenue: 0.37%
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.50	9-6-2020	7,000,000	7,000,000

Housing Revenue: 0.61%
Washington Housing Finance Commission Columbia Park Apartments Project (FHA/GNMA Insured)	1.39	7-1-2022	5,200,000	5,236,088
Washington Housing Finance Commission SAG Portfolio Project	2.55	7-1-2022	6,250,000	6,343,375

				11,579,463

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  29

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.63%
Seattle WA Municipal Light & Power Refunding Bond Series B-2 (SIFMA Municipal Swap +0.29%) ±	0.42%	5-1-2045	$10,000,000	$9,937,400
Seattle WA Municipal Light & Power Series C1 (SIFMA Municipal Swap +0.25%) ±	0.38	11-1-2021	1,055,000	1,048,396
Seattle WA Municipal Light & Power Series C2 (SIFMA Municipal Swap +0.25%) ±	0.38	11-1-2021	1,055,000	1,048,396

				12,034,192

				33,477,755

West Virginia: 0.73%

Housing Revenue: 0.26%
West Virginia Housing Development Brookpark Place Project	1.65	8-1-2022	5,000,000	5,047,750

Utilities Revenue: 0.47%
West Virginia EDA Solid Waste Disposal Facilities Appalachian Power Company Series A	1.70	1-1-2041	5,620,000	5,622,979
West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	3,250,000	3,333,168

				8,956,147

				14,003,897

Wisconsin: 1.84%

Education Revenue: 0.07%
Wisconsin PFA Gardner Webb University 144A	5.00	7-1-2021	1,360,000	1,371,574

GO Revenue: 0.20%
Dane County WI AMT Promissory Notes Apartment Project Series D	2.50	6-1-2022	445,000	452,979
Dane County WI AMT Promissory Notes Apartment Project Series D	2.63	6-1-2023	980,000	997,689
Dane County WI AMT Promissory Notes Apartment Project Series D	3.50	6-1-2021	735,000	755,624
Lake Country WI School District Tax Revenue Anticipation Notes	2.00	9-9-2020	1,600,000	1,605,072

				3,811,364

Health Revenue: 0.69%
Wisconsin HEFA Advocate Aurora Health Credit Group Series C3 (SIFMA Municipal Swap +0.55%) ±	0.68	8-15-2054	7,065,000	7,046,772
Wisconsin HEFA Marshfield Clinic Health System	5.00	2-15-2052	4,000,000	4,567,640
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2020	100,000	100,385
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2021	110,000	111,634
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2022	120,000	122,880
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2023	125,000	128,934
Wisconsin HEFA St. Camillus Health System Series A	5.00	7-1-2024	945,000	1,084,454

				13,162,699

Housing Revenue: 0.06%
Wisconsin Housing & EDA Series A	2.80	3-1-2022	1,070,000	1,101,544

Miscellaneous Revenue: 0.25%
Osceola WI Anticipation Notes	3.00	12-1-2021	1,800,000	1,828,602
Sauk Prairie WI School District BAN	2.00	12-9-2020	3,000,000	3,009,150

				4,837,752

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Resource Recovery Revenue: 0.48%
La Crosse WI Resource Recovery Northern States Power Company Project	6.00%	11-1-2021	$2,500,000	$2,673,075
Wisconsin PFA Series A-2	1.90	10-1-2025	6,535,000	6,537,810

				9,210,885

Tax Revenue: 0.09%
Whitehall WI School District Tax Revenue Anticipation Notes	2.00	10-26-2020	1,650,000	1,657,095

				35,152,913

Wyoming: 0.08%

Utilities Revenue: 0.08%
Converse County WY Pollution Control PacifiCorp Projects ø	0.22	12-1-2020	1,485,000	1,485,000

Total Municipal Obligations (Cost $1,866,097,580)				1,870,883,319

Closed End Municipal Bond Fund Obligations: 1.90%

California: 0.37%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (70 shares) 0.92% 144Aø			7,000,000	7,000,000

New York: 1.27%
Nuveen New York AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (242 shares) 0.92% 144Aø			24,200,000	24,200,000

Other: 0.26%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (5,000 shares) 0.92% 144Aø			5,000,000	5,000,000

Total Closed End Municipal Bond Fund Obligations (Cost $36,200,000)				36,200,000

	Yield		Shares
Short-Term Investments: 0.34%

Investment Companies: 0.34%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	0.10		6,554,934	6,556,901

Total Short-Term Investments (Cost $6,556,811)				6,556,901

Total investments in securities (Cost $1,908,854,391)	100.43%	1,913,640,220

Other assets and liabilities, net	(0.43)	(8,177,875)

Total net assets	100.00%	$1,905,462,345

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  31

Portfolio of investments—June 30, 2020

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

National	National Public Finance Guarantee Corporation

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$4,471,458	$817,211,491	$(815,120,702)	$(5,436)	$90	$142,603	$6,556,901	0.34%

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,902,297,580)	$1,907,083,319
Investments in affiliated securities, at value (cost $6,556,811)	6,556,901
Cash	117,306
Receivable for investments sold	4,272,420
Receivable for Fund shares sold	11,150,827
Receivable for interest	8,867,391

Total assets	1,938,048,164

Liabilities
Payable for investments purchased	27,029,038
Payable for Fund shares redeemed	3,617,809
Management fee payable	203,500
Dividends payable	910,857
Administration fees payable	114,708
Distribution fee payable	1,824
Trustees’ fees and expenses payable	3,856
Accrued expenses and other liabilities	704,227

Total liabilities	32,585,819

Total net assets	$1,905,462,345

Net assets consist of
Paid-in capital	$1,928,858,910
Total distributable loss	(23,396,565)

Total net assets	$1,905,462,345

Computation of net asset value and offering price per share
Net assets – Class A	$376,202,691
Shares outstanding – Class A1	39,241,265
Net asset value per share – Class A	$9.59
Maximum offering price per share – Class A2	$9.79
Net assets – Class A2	$25,029
Shares outstanding – Class A2[1]	2,610
Net asset value per share – Class A2	$9.59
Net assets – Class C	$2,924,987
Shares outstanding – Class C1	310,759
Net asset value per share – Class C	$9.41
Net assets – Class R6	$822,985,609
Shares outstanding – Class R6[1]	85,850,512
Net asset value per share – Class R6	$9.59
Net assets – Administrator Class	$18,242,884
Shares outstanding – Administrator Class[1]	1,902,732
Net asset value per share – Administrator Class	$9.59
Net assets – Institutional Class	$685,081,145
Shares outstanding – Institutional Class[1]	71,447,632
Net asset value per share – Institutional Class	$9.59

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  33

Statement of operations—year ended June 30, 2020

Investment income
Interest	$31,998,532
Income from affiliated securities	142,603

Total investment income	32,141,135

Expenses
Management fee	5,723,901
Administration fees
Class A	650,733
Class A2	3 [1]
Class C	8,071
Class R6	209,397
Administrator Class	20,375
Institutional Class	480,909
Shareholder servicing fees
Class A	1,016,205
Class A2	5 [1]
Class C	12,584
Administrator Class	50,619
Distribution fee
Class C	37,654
Custody and accounting fees	184,355
Professional fees	56,946
Registration fees	81,051
Shareholder report expenses	28,557
Trustees’ fees and expenses	21,541
Other fees and expenses	49,518

Total expenses	8,632,424
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,309,889)
Class A	(155,556)
Class C	(1,355)
Administrator Class	(7,444)

Net expenses	7,158,180

Net investment income	24,982,955

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(827,929)
Affiliated securities	(5,436)

Net realized losses on investments	(833,365)

Net change in unrealized gains (losses) on
Unaffiliated securities	(1,876,341)
Affiliated securities	90

Net change in unrealized gains (losses) on investments	(1,876,251)

Net realized and unrealized gains (losses) on investments	(2,709,616)

Net increase in net assets resulting from operations	$22,273,339

[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$24,982,955		$39,692,474
Net realized losses on investments		(833,365)		(472,657)
Net change in unrealized gains (losses) on investments		(1,876,251)		8,239,186

Net increase in net assets resulting from operations		22,273,339		47,459,003

Distributions to shareholders from net investment income and net realized gains
Class A		(5,002,816)		(7,184,383)
Class A2		(19)[1]		N/A
Class C		(24,530)		(81,918)
Class R6		(10,901,380)		(9,194,218)[2]
Administrator Class		(263,819)		(489,384)
Institutional Class		(9,119,360)		(22,722,426)

Total distributions to shareholders		(25,311,924)		(39,672,329)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,982,039	66,981,049	5,347,278	51,171,356
Class A2	2,610 [1]	25,000 [1]	N/A	N/A
Class C	20,765	195,705	391,712	3,675,907
Class R6	114,021,707	1,093,480,689	172,266,423 [2]	1,647,488,263 [2]
Administrator Class	672,542	6,422,333	951,130	9,106,545
Institutional Class	56,534,508	541,850,398	124,072,823	1,187,607,605

		1,708,955,174		2,899,049,676

Reinvestment of distributions
Class A	491,863	4,718,388	715,680	6,852,879
Class C	1,927	18,164	7,174	67,438
Class R6	22,585	216,591	12,244 [2]	117,351 [2]
Administrator Class	26,926	258,320	49,856	477,408
Institutional Class	809,047	7,763,721	1,731,479	16,580,749

		12,975,184		24,095,825

Payment for shares redeemed
Class A	(14,529,551)	(139,266,683)	(33,178,529)	(317,470,659)
Class C	(786,807)	(7,418,979)	(1,149,710)	(10,810,966)
Class R6	(108,448,304)	(1,040,161,896)	(92,024,143)[2]	(881,492,500)[2]
Administrator Class	(1,467,495)	(14,059,616)	(3,945,902)	(37,776,949)
Institutional Class	(52,922,721)	(507,283,441)	(282,486,053)	(2,703,286,719)

		(1,708,190,615)		(3,950,837,793)

Net increase (decrease) in net assets resulting from capital share transactions		13,739,743		(1,027,692,292)

Total increase (decrease) in net assets		10,701,158		(1,019,905,618)

Net assets
Beginning of period		1,894,761,187		2,914,666,805

End of period		$1,905,462,345		$1,894,761,187

[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  35

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.60	$9.57	$9.57	$9.63	$9.61
Net investment income	0.12	0.12 [1]	0.08	0.06	0.04
Net realized and unrealized gains (losses) on investments	(0.01)	0.03	0.00 [2]	(0.06)	0.02

Total from investment operations	0.11	0.15	0.08	0.00	0.06
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.08)	(0.06)	(0.04)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.12)	(0.12)	(0.08)	(0.06)	(0.04)
Net asset value, end of period	$9.59	$9.60	$9.57	$9.57	$9.63
Total return[3]	1.13%	1.63%	0.88%	(0.04)%	0.61%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.77%	0.75%	0.75%
Net expenses	0.65%	0.67%	0.67%	0.67%	0.67%
Net investment income	1.21%	1.28%	0.86%	0.57%	0.38%
Supplemental data
Portfolio turnover rate	55%	55%	50%	56%	41%
Net assets, end of period (000s omitted)	$376,203	$444,581	$702,570	$971,189	$1,209,818

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS A2	Year ended June 30, 2020[1]
Net asset value, beginning of period	$9.58
Net investment income	0.01
Net realized and unrealized gains (losses) on investments	0.01

Total from investment operations	0.02
Distributions to shareholders from
Net investment income	(0.01)
Net asset value, end of period	$9.59
Total return[2]	0.18%
Ratios to average net assets (annualized)
Gross expenses	0.65%
Net expenses	0.50%
Net investment income	0.88%
Supplemental data
Portfolio turnover rate	55%
Net assets, end of period (000s omitted)	$25

[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020

[2]	Returns for period of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  37

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.43	$9.40	$9.40	$9.47	$9.49
Net investment income (loss)	0.04 [1]	0.05 [1]	0.01 [1]	(0.02)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	(0.02)	0.03	0.00 [2]	(0.05)	0.02

Total from investment operations	0.02	0.08	0.01	(0.07)	(0.02)
Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.01)	(0.00)[2]	0.00
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.04)	(0.05)	(0.01)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$9.41	$9.43	$9.40	$9.40	$9.47
Total return[3]	0.26%	0.87%	0.16%	(0.73)%	(0.19)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.52%	1.52%	1.50%	1.50%
Net expenses	1.41%	1.42%	1.42%	1.42%	1.42%
Net investment income (loss)	0.47%	0.54%	0.11%	(0.18)%	(0.37)%
Supplemental data
Portfolio turnover rate	55%	55%	50%	56%	41%
Net assets, end of period (000s omitted)	$2,925	$10,135	$17,154	$23,650	$31,837

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$9.60	$9.58
Net investment income	0.15	0.15 [2]
Net realized and unrealized gains (losses) on investments	(0.01)	0.02

Total from investment operations	0.14	0.17
Distributions to shareholders from
Net investment income	(0.15)	(0.15)
Net asset value, end of period	$9.59	$9.60
Total return[3]	1.47%	1.76%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.39%
Net expenses	0.31%	0.32%
Net investment income	1.54%	1.73%
Supplemental data
Portfolio turnover rate	55%	55%
Net assets, end of period (000s omitted)	$822,986	$770,634

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  39

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.60	$9.57	$9.57	$9.63	$9.61
Net investment income	0.12 [1]	0.13 [1]	0.08 [1]	0.06	0.04
Net realized and unrealized gains (losses) on investments	(0.01)	0.03	0.01	(0.06)	0.02

Total from investment operations	0.11	0.16	0.09	0.00	0.06
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.09)	(0.06)	(0.04)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.12)	(0.13)	(0.09)	(0.06)	(0.04)
Net asset value, end of period	$9.59	$9.60	$9.57	$9.57	$9.63
Total return	1.19%	1.70%	0.95%	0.03%	0.68%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.70%	0.70%	0.68%
Net expenses	0.59%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.28%	1.34%	0.82%	0.69%	0.45%
Supplemental data
Portfolio turnover rate	55%	55%	50%	56%	41%
Net assets, end of period (000s omitted)	$18,243	$25,649	$53,746	$1,946,987	$226,125

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.60	$9.57	$9.58	$9.63	$9.61
Net investment income	0.14	0.15 [1]	0.11	0.08 [1]	0.07
Net realized and unrealized gains (losses) on investments	0.00	0.03	(0.01)	(0.05)	0.02

Total from investment operations	0.14	0.18	0.10	0.03	0.09
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.11)	(0.08)	(0.07)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.15)	(0.15)	(0.11)	(0.08)	(0.07)
Net asset value, end of period	$9.59	$9.60	$9.57	$9.58	$9.63
Total return	1.42%	1.93%	1.07%	0.36%	0.91%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.44%	0.44%	0.42%	0.42%
Net expenses	0.36%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.50%	1.56%	1.16%	0.86%	0.68%
Supplemental data
Portfolio turnover rate	55%	55%	50%	56%	41%
Net assets, end of period (000s omitted)	$685,081	$643,762	$2,141,197	$2,713,317	$4,061,647

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  41

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra-Short Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

42  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $1,909,046,661 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,054,872

Gross unrealized losses	(3,461,313)

Net unrealized gains	$4,593,559

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $3,461,404 in short-term capital losses and $23,743,779 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$1,870,883,319	$0	$1,870,883,319

Closed end municipal bond fund obligations	0	36,200,000	0	36,200,000

Short-term investments

Investment companies	6,556,901	0	0	6,556,901

Total assets	$6,556,901	$1,907,083,319	$0	$1,913,640,220

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  43

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.250%

Next $4 billion	0.225

Next $5 billion	0.190

Over $10 billion	0.180

Prior to June 1, 2020, the management fee rate was as follows:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class A2, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020

44  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements

(October 31, 2021 for Class A2 shares) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.50% for Class A shares, 0.50% for Class A2 shares, 1.25% for Class C shares, 0.20% for Class R6 shares, 0.50% for Administrator Class shares, and 0.25% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2020, the Fund’s expenses were capped at 0.67% for Class A shares, 1.42% for Class C shares, 0.32% for Class R6 shares, 0.60% for Administrator Class shares, and 0.37% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $2,097 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class A2, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $314,252,000 and $280,801,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $1,068,224,784 and $847,508,842, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $25,311,924 and $39,672,329 of tax-exempt income for the years ended June 30, 2020 and June 30, 2019, respectively.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$125,916	$4,593,559	$(27,205,183)

Wells Fargo Ultra Short-Term Municipal Income Fund  |  45

Notes to financial statements

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

11. SUBSEQUENT EVENT

On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $12,001. The reimbursement was made in connection with resolving certain fee reimbursements.

46  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Municipal Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

Wells Fargo Ultra Short-Term Municipal Income Fund  |  47

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

48  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Ultra Short-Term Municipal Income Fund  |  49

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

50  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Ultra Short-Term Municipal Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

52  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for the one-, three-, five- and ten- year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Class Admin) was higher than the average investment performance of the Universe for the one- and three-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the five- and ten-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1-Year Municipal Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1-Year Municipal Bond Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  53

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

54  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  55

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

56  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform ● A 529 account held on an Edward Jones platform ● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  57

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

58  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  59

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00250 08-20

A258/AR258 06-20

Annual Report

June 30, 2020

Wells Fargo

Wisconsin Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Wisconsin Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)

Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Wisconsin Tax-Free Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Wisconsin Tax-Free Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Thomas Stoeckmann

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WWTFX)	3-31-2008	-1.59	2.10	2.84	3.05	3.04	3.31	0.94	0.70

Class C (WWTCX)	12-26-2002	1.27	2.27	2.54	2.27	2.27	2.54	1.69	1.45

Institutional Class (WWTIX)[3]	10-31-2016	–	–	–	3.23	3.18	3.38	0.61	0.52

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.45	3.93	4.22	–	–

Bloomberg Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	4.55	3.59	3.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Wisconsin and Puerto Rico municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Wisconsin Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Wisconsin Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Wisconsin Municipal Bond Index, for the 12-month period that ended June 30, 2020.

∎

The Fund’s conservative short-duration and yield-curve positioning detracted from performance as all rates rallied and declined across the yield curve. We were overweight short to intermediate bonds, which underperformed, and underweight longer-term bonds, which outperformed.

∎

The Fund’s overweight to bonds rated A and BBB detracted from performance, as lower-rated investment-grade bonds underperformed bonds rated AAA and AA during the year as there was a flight to quality in response to the coronavirus pandemic.

∎	Selectivity of individual bonds along with sector allocation drove performance. The Fund’s overweight to housing and local general obligations (GOs) contributed to performance.

Effective maturity distribution as of June 30, 2020[7]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally, positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility, and more than $2.5 trillion in fiscal stimulus buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future. The fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Wisconsin offers municipal bond investing opportunities.

Wisconsin is the 21st-largest state by gross domestic product and 20th by population, rated AA by S&P and Aa1 by Moody’s. The state’s largest employment sector is manufacturing, although it has been successful at diversifying away from that exposure mainly into the health care industry. Despite its significant exposure to the manufacturing industry, during the coronavirus pandemic, the state has had a better employment situation than national levels, with unemployment currently at 12.0% compared with 13.3% according to Bureau of Labor Statistics data. Positively, the rate of coronavirus cases in the state has been lower than other areas, with an incidence rate of 554.3 per 100,000 people versus 817.4 per 100,000 nationally. As a result, the state may see marginal economic improvement relative to other areas of the country depending on the continuing severity of the coronavirus. Wisconsin is forecasting a decline of 7.5% in employment levels for the year, with personal income slowing to 2.2% in fiscal-year 2020 and 0.9% in fiscal-year 2021 as fiscal stimulus fades. The state is in the midpoint of the biennial 2020–2021 budget and thus far has not made any budget cuts for the current cycle. The income tax deadline was shifted from April 15 to July 15, so the full financial impact of the coronavirus will not be known until later in the summer. The state has a budget stabilization fund balance of $649.1 million, the strongest ever. However, it may be drawn down to avoid some cuts. Debt levels remain modestly elevated, although Wisconsin benefits from having a fully funded pension plan.

Please see footnotes on page 7.

8  |  Wells Fargo Wisconsin Tax-Free Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2020[8]

Conservative duration positioning, yield-curve positioning, credit quality, and security selection detracted from performance while sector allocation benefited performance.

We purchased many state issuers over the year, including Ashwaubenon, WI, Community Development Authority lease bonds, Wisconsin State Health and Educational Facilities Authority bonds, and Marshfield Clinic, Rogers Memorial Hospital. With the limited supply of double-tax-exempt bonds issued over the year, we’ve found some opportunities in other states as we were attracted by their relative value. We purchased the state of Illinois GO bonds; Guam government waterworks; and Suffolk County, New York, revenue anticipation notes.

In anticipation of the Fed continuing to normalize rates, we kept the Fund’s duration short relative to its primary benchmark in the first half of the year, but when the coronavirus pandemic became a U.S. health threat in March 2020, we started extending duration as the Fed cut rates in response to the pandemic as the economy contracted and unemployment surged. With both the Congress Coronavirus Aid, Relief, and Economic Security Act and Treasury supplying liquidity to the market, all rates rallied at the end of the period. The Fund was still short to its primary benchmark at the end of the period, which detracted from performance. The Fund’s yield-curve positioning detracted slightly from performance as we were overweight short- to intermediate-term bonds, which underperformed, and underweight longer-term bonds, which outperformed. The credit-quality allocation was the single-largest detractor from performance as A-rated and BBB-rated bonds, which we are overweight to, underperformed as the flight to quality drove AAA and AA to outperform as the coronavirus pandemic disrupted and disjointed all markets but affected lower-tier investment-grade credits more. Some of the worst-performing bonds were BBB-rated bonds, including Wisconsin State Health & Educational Facilities Authority Revenue bonds for Charter School Hmong American Peace Academy Limited 2020 and Wisconsin State Health & Educational Facilities Authority Revenue bonds for Lawrence University 2020. We would expect these bonds to continue to recover in pricing as the economy reopens and rebounds in the second half of 2020 and 2021.

Sector allocation contributed to overall performance, as we were overweight local GO bonds in Wisconsin, which outperformed, and pre-refunded bonds, which underperformed. Still, our security selection in pre-refunded bonds was positive. We were underweight revenue bonds, which underperformed. The most significant driver of performance was security selection. In many categories, even when the sector underperformed the main index, we outperformed with security selection driving performance in housing, water, sewer bonds, and local GOs. Some of the better-performing bonds for the year were Wisconsin Housing & Economic Development Authority Multifamily-Madison Pool Project and Wisconsin State Health & Educational Facilities Authority bonds Rogers Memorial Hospital. Denton, Texas, Independent Schools Bonds was one of the better-performing bonds from an out-of-state issuer for the year.

Market technicals are driving performance. We believe issue selection remains critical in state-specific funds.

We believe the U.S. economy will rebound in the second half of 2020 at a slow pace, and the recovery will be uneven. Wisconsin’s economy is slightly trailing the national average, even with unemployment faring better than the national average with the coronavirus disruptions. The economy will reopen with coronavirus driving the headlines as the phased reopening process will be choppy at times, affecting credit quality and sectors in many different ways. Prudent debt issuance discipline in cash flow notes should stabilize many municipalities along with continued improvement in management. We expect the Fed to be on hold for the balance of 2020 and 2021 to support the recovery of economic growth. Some municipalities may do well while others struggle. That is why we feel credit security selection and sector allocation will remain relevant. We expect to remain overweight in lower-quality investment-grade bonds. We believe investors are being compensated in adding to new investments in some of these areas as some sectors remained elevated in credit spreads. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals as the coronavirus pandemic slows in 2021. We will continue to extend the Fund’s duration slightly. While we will continue our bias to overweighting lower-quality investment-grade bonds, it will be issuer-dependent based on our research process. We will add some higher-quality bonds in the AAA and AA areas as opportunities arise. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, and sector or credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Wisconsin Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,011.59	$3.45	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47	0.69%

Class C

Actual	$1,000.00	$1,007.78	$7.24	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%

Institutional Class

Actual	$1,000.00	$1,012.44	$2.60	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.61	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 94.63%

Guam: 4.80%

Airport Revenue: 2.10%
Guam International Airport Authority Series C (AGM Insured)	6.13%	10-1-2043	$1,500,000	$1,643,557
Guam Port Authority AMT Series A	5.00	7-1-2048	1,000,000	1,112,870
Guam Port Authority AMT Series B	5.00	7-1-2034	445,000	507,741

				3,264,168

Miscellaneous Revenue: 0.93%
Guam Education Financing Foundation Refunding Bond Certificate of Participation Series 2016A	5.00	10-1-2022	1,400,000	1,439,340

Tax Revenue: 0.83%
Guam Government Business Privilege Tax Revenue Series 2011A	5.00	1-1-2021	670,000	677,658
Guam Government Limited Obligation Bonds Section 30 Series A	5.00	12-1-2021	600,000	619,212

				1,296,870

Utilities Revenue: 0.33%
Guam Power Authority Series A (AGM Insured)	5.00	10-1-2020	500,000	505,495

Water & Sewer Revenue: 0.61%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	300,000	357,963
Guam Government Waterworks Authority Water and Wastewater Refunding Bond	5.00	7-1-2034	500,000	582,450

				940,413

				7,446,286

Illinois: 3.05%

GO Revenue: 1.57%
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2027	1,000,000	774,130
Chicago IL Park District Special Recreation Activity Series E	5.00	11-15-2027	1,000,000	1,149,650
Illinois Refunding Bond Series 2018A	5.00	10-1-2021	500,000	513,930

				2,437,710

Miscellaneous Revenue: 0.78%
Illinois	5.50	7-1-2026	250,000	264,923
Illinois Series C	5.00	11-1-2029	630,000	680,035
Illinois Series D	5.00	11-1-2021	250,000	257,423

				1,202,381

Tax Revenue: 0.64%
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	970,000	995,210

Water & Sewer Revenue: 0.06%
Chicago IL Waterworks Unrefunded Bond (AGM Insured)	5.00	11-1-2020	95,000	95,366

				4,730,667

Michigan: 0.07%

Miscellaneous Revenue: 0.07%
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	110,000	110,012

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
New Jersey: 1.55%

Miscellaneous Revenue: 0.70%
New Jersey EDA Series EE	5.00%	9-1-2023	$1,070,000	$1,092,331

Transportation Revenue: 0.85%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	2,000,000	1,311,120

				2,403,451

New York: 1.66%

Education Revenue: 0.67%
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,000,000	1,042,580

GO Revenue: 0.99%
Suffolk County NY Series A	5.00	3-19-2021	1,500,000	1,534,860

				2,577,440

Puerto Rico: 0.20%

Transportation Revenue: 0.20%
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (BHAC/FGIC Insured)	5.25	7-1-2021	300,000	312,099

Texas: 1.49%

GO Revenue: 1.49%
Denton TX Independent School District School Building	4.00	8-15-2048	2,000,000	2,317,900

Virgin Islands: 2.32%

Miscellaneous Revenue: 0.48%
Virgin Islands PFA 144A	5.00	9-1-2020	750,000	751,320

Tax Revenue: 1.84%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (National Insured)	4.00	10-1-2020	450,000	451,089
Virgin Islands PFA Gross Receipts Taxes Loan Notes (AGM Insured)	4.00	10-1-2022	310,000	323,349
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)	5.00	10-1-2025	2,000,000	2,076,780

				2,851,218

				3,602,538

Wisconsin: 79.49%

Education Revenue: 9.58%
Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	2.75	4-1-2021	1,080,000	1,099,894
Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	4.10	4-1-2032	1,500,000	1,569,375
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	2,100,000	2,289,525
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2022	675,000	695,851
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2032	1,500,000	1,556,505
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2042	1,000,000	1,028,330
Wisconsin HEFA Revenue Lawrence University	4.00	2-1-2021	425,000	430,270
Wisconsin HEFA Revenue Lawrence University	4.00	2-1-2022	280,000	289,288
Wisconsin HEFA Revenue Lawrence University	4.00	3-15-2040	1,555,000	1,641,800
Wisconsin HEFA Revenue Lawrence University	4.00	2-1-2045	1,685,000	1,767,245

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Wisconsin HEFA Revenue Various Refunding Bond Medical College Series B (U.S. Bank NA LOC) ø	0.13%	12-1-2033	$2,500,000	$2,500,000

				14,868,083

GO Revenue: 1.60%
Milwaukee WI Series B6	2.00	4-1-2021	175,000	176,876
Milwaukee WI Series B6	3.00	4-1-2024	570,000	621,802
Milwaukee WI Series B6	5.00	4-1-2022	350,000	376,789
Milwaukee WI Series B6	5.00	4-1-2023	580,000	652,251
Milwaukee WI Series B6	5.00	4-1-2025	550,000	663,119

				2,490,837

Health Revenue: 15.85%
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2027	175,000	216,304
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2028	150,000	188,987
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2029	150,000	192,182
Wisconsin HEFA Bellin Memorial Hospital Incorporated Series A	5.00	12-1-2030	275,000	350,653
Wisconsin HEFA Beloit Health System Incorporated	4.00	7-1-2036	3,000,000	3,299,910
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2029	1,270,000	1,604,569
Wisconsin HEFA Marshfield Clinic Health System	5.00	2-15-2047	3,385,000	3,847,966
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2027	400,000	482,308
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2028	650,000	778,798
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2029	500,000	597,040
Wisconsin HEFA Monroe Clinic Incorporated	3.00	2-15-2035	520,000	583,102
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2031	900,000	1,056,024
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2033	550,000	645,348
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2028	900,000	1,101,384
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2029	575,000	703,662
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2030	300,000	367,128
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	4.00	12-1-2035	1,000,000	1,064,970
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	5.00	12-1-2025	1,500,000	1,709,535
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	5.00	12-1-2026	1,740,000	1,975,422
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series A	5.00	7-1-2049	250,000	282,300
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B	5.00	7-1-2044	3,250,000	3,560,603

				24,608,195

Housing Revenue: 17.65%
Wisconsin HEFA Aspirus Wausau Hospital Incorporated Obligated Group Series 2004B (JPMorgan Chase & Company LOC) ø	0.12	8-15-2034	4,000,000	4,000,000
Wisconsin Housing & EDA AMT Series A	4.63	11-1-2037	25,000	25,041
Wisconsin Housing & EDA Madison Pool Project Series A	4.55	7-1-2037	165,000	179,291
Wisconsin Housing & EDA Madison Pool Project Series A	4.70	7-1-2047	2,300,000	2,501,687
Wisconsin Housing & EDA Madison Pool Project Series A	4.85	7-1-2052	3,000,000	3,273,480
Wisconsin Housing & EDA President House Project (Associated Trust Company NA LOC) ø	0.23	8-1-2046	1,535,000	1,535,000
Wisconsin Housing & EDA Series A (FHLB SPA) ø	0.13	4-1-2046	2,960,000	2,960,000
Wisconsin Housing & EDA Series A	1.70	11-1-2052	1,500,000	1,519,770
Wisconsin Housing & EDA Series A	1.95	12-1-2020	55,000	55,329
Wisconsin Housing & EDA Series A	3.00	5-1-2022	100,000	104,361
Wisconsin Housing & EDA Series A	3.00	11-1-2022	125,000	131,883
Wisconsin Housing & EDA Series A	3.40	11-1-2032	2,450,000	2,686,278
Wisconsin Housing & EDA Series A	3.95	11-1-2038	2,000,000	2,210,900
Wisconsin Housing & EDA Series A	4.05	12-1-2049	800,000	838,656
Wisconsin Housing & EDA Series A	5.75	11-1-2043	2,830,000	2,837,386

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Wisconsin Housing & EDA Series B (FHLB SPA) ø	0.13%	5-1-2055	$1,465,000	$1,465,000
Wisconsin Housing & EDA Series C	3.88	11-1-2035	1,000,000	1,076,290

				27,400,352

Industrial Development Revenue: 2.58%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (CoBank ACB LOC) ø	0.16	5-1-2037	4,000,000	4,000,000

Miscellaneous Revenue: 18.09%
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2031	1,310,000	1,471,759
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2035	900,000	990,072
Ashwaubenon WI CDA Lease Revenue CAB Brown County Expo Center ¤	0.00	6-1-2049	8,000,000	2,719,120
Glendale WI CDA Refunding Bond	2.75	9-1-2022	685,000	687,610
Kaukauna WI RDA	3.75	6-1-2032	850,000	921,910
Kaukauna WI RDA	4.00	6-1-2021	310,000	320,112
Kaukauna WI RDA	4.00	6-1-2022	235,000	250,832
Kaukauna WI RDA	4.00	6-1-2023	200,000	219,002
Kaukauna WI RDA	4.00	6-1-2025	425,000	485,877
Kaukauna WI RDA	4.00	6-1-2028	425,000	478,724
Kaukauna WI RDA	4.00	6-1-2035	900,000	980,865
Milwaukee WI RDA Lease Public Schools Series A	5.00	11-15-2026	220,000	274,641
Milwaukee WI RDA Lease Revenue Public Schools	5.00	11-15-2033	750,000	910,950
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2028	325,000	399,854
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2034	675,000	817,567
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2035	1,000,000	1,207,160
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2036	500,000	602,570
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2027	1,020,000	1,257,731
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2028	1,000,000	1,230,320
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2031	750,000	917,078
Milwaukee WI RDA Public Schools Series A	5.00	8-1-2020	1,300,000	1,304,810
Milwaukee WI RDA Public Schools Series A	5.00	8-1-2021	3,330,000	3,493,869
Milwaukee WI RDA Revenue Refunding Bond Milwaukee Public Schools (National Insured)	4.00	8-1-2023	925,000	1,021,126
Prairie du Chien WI RDA Series B	1.65	9-1-2020	205,000	205,369
Warrens WI CDA Economic Improvements	5.10	11-1-2020	70,000	68,799
Weston WI CDA Series A	1.50	10-1-2020	500,000	501,145
Weston WI CDA Series A	1.60	10-1-2021	340,000	344,175
Weston WI CDA Series A	1.75	10-1-2022	200,000	206,066
Weston WI CDA Series A	1.90	10-1-2023	800,000	837,760
Weston WI CDA Series A	2.00	10-1-2024	625,000	663,500
Weston WI CDA Series A	2.15	10-1-2025	615,000	663,351
Weston WI CDA Series A	2.25	10-1-2026	940,000	1,018,011
Weston WI CDA Series A	2.40	10-1-2027	570,000	616,102

				28,087,837

Tax Revenue: 14.14%
Mount Pleasant WI Tax Increment Series 2018A	4.00	4-1-2035	1,295,000	1,499,364
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2021	2,000,000	2,147,300
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2023	1,600,000	1,875,312
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2026	2,435,000	3,003,256
Warrens WI CDA Interim Workout Extension	3.70	11-1-2029	155,045	88,901
Wisconsin Center District CAB (AGM Insured) ¤	0.00	12-15-2030	295,000	231,994

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Wisconsin Center District CAB Senior Dedicated Milwaukee Arena Project Series A (BAM Insured) ¤	0.00%	12-15-2033	$2,985,000	$1,933,355
Wisconsin Center District CAB Series A (National Insured) ¤	0.00	12-15-2027	100,000	85,319
Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2022	730,000	798,678
Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2030	2,100,000	2,241,603
Wisconsin Center District Junior Dedicated Tax Revenue Prerefunded Bond (AGM Insured)	5.25	12-15-2023	1,545,000	1,673,683
Wisconsin Center District Junior Dedicated Tax Revenue Prerefunded Bond (AGM Insured)	5.25	12-15-2027	220,000	276,201
Wisconsin Center District Junior Dedicated Tax Revenue Unrefunded Balance Refunding Bond (AGM Insured)	5.25	12-15-2023	605,000	686,330
Wisconsin Center District Junior Dedicated Tax Revenue Unrefunded Balance Refunding Bond (AGM Insured)	5.25	12-15-2027	785,000	979,476
Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2032	1,100,000	1,226,665
Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2033	920,000	1,017,134
Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2034	2,000,000	2,193,900

				21,958,471

				123,413,775

Total Municipal Obligations (Cost $140,657,199)				146,914,168

Total investments in securities (Cost $140,657,199)	94.63%	146,914,168

Other assets and liabilities, net	5.37	8,331,266

Total net assets	100.00%	$155,245,434

¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BHAC	Berkshire Hathaway Assurance Corporation

CAB	Capital appreciation bond

CDA	Community Development Authority

EDA	Economic Development Authority

FGIC	Financial Guaranty Insurance Corporation

FHLB	Federal Home Loan Bank

GO	General obligation

HEFA	Health & Educational Facilities Authority

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  15

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $140,657,199)	$146,914,168
Cash	7,052,705
Receivable for investments sold	275,000
Receivable for Fund shares sold	156,340
Receivable for interest	1,327,420
Prepaid expenses and other assets	40,567

Total assets	155,766,200

Liabilities
Payable for investments purchased	283,600
Payable for Fund shares redeemed	146,303
Management fee payable	30,439
Dividends payable	25,829
Administration fees payable	15,763
Distribution fee payable	3,613
Trustees’ fees and expenses payable	3,795
Accrued expenses and other liabilities	11,424

Total liabilities	520,766

Total net assets	$155,245,434

Net assets consist of
Paid-in capital	$149,012,181
Total distributable earnings	6,233,253

Total net assets	$155,245,434

Computation of net asset value and offering price per share
Net assets – Class A	$81,173,051
Shares outstanding – Class A1	7,299,022
Net asset value per share – Class A	$11.12
Maximum offering price per share – Class A2	$11.64
Net assets – Class C	$5,842,037
Shares outstanding – Class C1	525,303
Net asset value per share – Class C	$11.12
Net assets – Institutional Class	$68,230,346
Shares outstanding – Institutional Class[1]	6,134,400
Net asset value per share – Institutional Class	$11.12

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Wisconsin Tax-Free Fund

Statement of operations—year ended June 30, 2020

Investment income
Interest	$4,275,244

Expenses
Management fee	583,266
Administration fees
Class A	135,425
Class C	10,013
Institutional Class	43,934
Shareholder servicing fees
Class A	211,569
Class C	15,643
Distribution fee
Class C	46,927
Custody and accounting fees	6,247
Professional fees	53,465
Registration fees	88,190
Shareholder report expenses	23,569
Trustees’ fees and expenses	21,541
Other fees and expenses	11,616

Total expenses	1,251,405
Less: Fee waivers and/or expense reimbursements
Fund-level	(146,319)
Class A	(131,414)
Class C	(9,396)

Net expenses	964,276

Net investment income	3,310,968

Realized and unrealized gains (losses) on investments
Net realized gains on investments	74,869
Net change in unrealized gains (losses) on investments	755,258

Net realized and unrealized gains (losses) on investments	830,127

Net increase in net assets resulting from operations	$4,141,095

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  17

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$3,310,968		$3,516,403
Net realized gains on investments		74,869		126,558
Net change in unrealized gains (losses) on investments		755,258		3,483,261

Net increase in net assets resulting from operations		4,141,095		7,126,222

Distributions to shareholders from net investment income and net realized gains
Class A		(1,934,145)		(2,238,227)
Class C		(95,769)		(143,110)
Institutional Class		(1,341,692)		(1,134,640)

Total distributions to shareholders		(3,371,606)		(3,515,977)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,482,669	16,452,135	1,158,956	12,526,702
Class C	86,182	958,748	74,617	800,958
Institutional Class	3,006,711	33,400,716	1,478,452	15,865,780

		50,811,599		29,193,440

Reinvestment of distributions
Class A	148,360	1,649,205	172,502	1,862,955
Class C	8,593	95,503	13,234	142,770
Institutional Class	117,088	1,301,290	104,377	1,127,881

		3,045,998		3,133,606

Payment for shares redeemed
Class A	(2,022,543)	(22,260,904)	(1,815,160)	(19,476,467)
Class C	(174,988)	(1,938,589)	(236,996)	(2,549,096)
Institutional Class	(971,526)	(10,771,669)	(969,212)	(10,399,087)

		(34,971,162)		(32,424,650)

Net increase (decrease) in net assets resulting from capital share transactions		18,886,435		(97,604)

Total increase in net assets		19,655,924		3,512,641

Net assets
Beginning of period		135,589,510		132,076,869

End of period		$155,245,434		$135,589,510

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Wisconsin Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.04	$10.74	$10.83	$11.16	$10.83
Net investment income	0.25	0.29	0.28	0.26	0.25
Net realized and unrealized gains (losses) on investments	0.08	0.30	(0.09)	(0.32)	0.33

Total from investment operations	0.33	0.59	0.19	(0.06)	0.58
Distributions to shareholders from
Net investment income	(0.25)	(0.29)	(0.28)	(0.26)	(0.25)
Net realized gains	(0.00)[1]	0.00	0.00	(0.01)	(0.00)[1]

Total distributions to shareholders	(0.25)	(0.29)	(0.28)	(0.27)	(0.25)
Net asset value, end of period	$11.12	$11.04	$10.74	$10.83	$11.16
Total return[2]	3.05%	5.56%	1.76%	(0.48)%	5.44%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.94%	0.88%	0.93%	0.94%
Net expenses	0.69%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.24%	2.66%	2.57%	2.41%	2.26%
Supplemental data
Portfolio turnover rate	24%	8%	11%	27%	16%
Net assets, end of period (000s omitted)	$81,173	$84,924	$87,790	$131,518	$160,480

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.04	$10.74	$10.83	$11.16	$10.83
Net investment income	0.17 [1]	0.21	0.20	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.08	0.30	(0.09)	(0.32)	0.33

Total from investment operations	0.25	0.51	0.11	(0.14)	0.50
Distributions to shareholders from
Net investment income	(0.17)	(0.21)	(0.20)	(0.18)	(0.17)
Net realized gains	(0.00)[2]	0.00	0.00	(0.01)	(0.00)[2]

Total distributions to shareholders	(0.17)	(0.21)	(0.20)	(0.19)	(0.17)
Net asset value, end of period	$11.12	$11.04	$10.74	$10.83	$11.16
Total return[3]	2.27%	4.78%	1.01%	(1.22)%	4.66%
Ratios to average net assets (annualized)
Gross expenses	1.70%	1.69%	1.63%	1.68%	1.68%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.49%	1.92%	1.83%	1.67%	1.52%
Supplemental data
Portfolio turnover rate	24%	8%	11%	27%	16%
Net assets, end of period (000s omitted)	$5,842	$6,687	$8,105	$9,449	$10,949

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Wisconsin Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$11.04	$10.74	$10.83	$10.99
Net investment income	0.27	0.31	0.30	0.20
Net realized and unrealized gains (losses) on investments	0.08	0.30	(0.09)	(0.15)

Total from investment operations	0.35	0.61	0.21	0.05
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.30)	(0.20)
Net realized gains	(0.00)[2]	0.00	0.00	(0.01)

Total distributions to shareholders	(0.27)	(0.31)	(0.30)	(0.21)
Net asset value, end of period	$11.12	$11.04	$10.74	$10.83
Total return[3]	3.23%	5.75%	1.95%	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.61%	0.55%	0.54%
Net expenses	0.52%	0.52%	0.52%	0.52%
Net investment income	2.40%	2.85%	2.79%	2.74%
Supplemental data
Portfolio turnover rate	24%	8%	11%	27%
Net assets, end of period (000s omitted)	$68,230	$43,978	$36,181	$13,573

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Wisconsin Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

22  |  Wells Fargo Wisconsin Tax-Free Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $140,656,714 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,582,716

Gross unrealized losses	(325,262)

Net unrealized gains	$6,257,454

As of June 30, 2020, the Fund had current year deferred post-October capital losses consisting of $11,591 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Wisconsin Tax-Free Fund  |  23

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$146,914,168	$0	$146,914,168

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from

24  |  Wells Fargo Wisconsin Tax-Free Fund

Notes to financial statements

class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $3,976 from the sale of Class A shares and $66 in contingent deferred sales charges from redemptions Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $8,535,000 and $6,500,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $29,767,411 and $29,851,138, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	Year ended June 30

	2020	2019

Tax-exempt income	$3,313,425	$3,515,977

Long-term capital gain	58,181	0

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred

$13,219	$6,257,454	$(11,591)

Wells Fargo Wisconsin Tax-Free Fund  |  25

Notes to financial statements

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Wisconsin.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo Wisconsin Tax-Free Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Wisconsin Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

Wells Fargo Wisconsin Tax-Free Fund  |  27

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $58,181 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Wisconsin Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Wisconsin Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

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Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

36  |  Wells Fargo Wisconsin Tax-Free Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Wisconsin Tax-Free Fund  |  37

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Wisconsin Tax-Free Fund  |  39

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00251 08-20

A259/AR259 06-20

Annual Report

June 30, 2020

Wells Fargo

Pennsylvania Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Pennsylvania Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)

and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Pennsylvania Tax-Free Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Pennsylvania Tax-Free Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns (%) as of June 30, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKVAX)	12-27-1990	-2.01	2.24	3.70	2.65	3.18	4.18	0.95	0.74

Class C (EKVCX)	2-1-1993	0.89	2.41	3.40	1.89	2.41	3.40	1.70	1.49

Institutional Class (EKVYX)	11-24-1997	–	–	–	2.91	3.43	4.44	0.62	0.49

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.45	3.93	4.22	–	–

Bloomberg Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	4.68	4.27	4.45	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Pennsylvania Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[6]

[1]	Historical performance prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, and 0.49% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Pennsylvania Municipal Bond Index is a Pennsylvania-specific total return index. The index is composed of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Pennsylvania Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index, for the 12-month period that ended June 30, 2020.

∎

The Fund’s conservative duration positioning detracted from performance as rates rallied. Yield-curve positioning modestly detracted from performance as we were overweight the shortest bonds, which underperformed, and overweight intermediate bonds, which offered the best risk-adjusted returns. However, we were underweight the longest-maturity bonds, which performed the best.

∎	We were overweight AAA-rated and BBB-rated bonds, which underperformed, and underweight AA-rated and A-rated bonds, which outperformed.

∎

The Fund’s overweight to sectors in local general obligation (GO), education, and leasing bonds, which outperformed, contributed to performance. Security selection within industrial development revenue/pollution control revenue (IDR/PCR) and water/sewer bonds added to overall performance.

Effective maturity distribution as of June 30, 2020[7]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the U.S. Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally, positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new-issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility and more than $2.5 trillion in fiscal stimulus, buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future. The fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

The State of Pennsylvania offers municipal bond investing opportunities.

The Commonwealth of Pennsylvania is rated Aa3 (stable), A+ (stable), and AA- (stable) by Moody’s Investors Service, Inc.; Standard & Poor’s Financial Services LLC; and Fitch Ratings Inc., respectively. Pennsylvania is the sixth-largest state by population, according to the U.S. Census Bureau, as well as by gross domestic product. Pennsylvania’s economy is diversified and stable in health care and higher education sectors, primarily in the cities of Philadelphia and Pittsburgh. We note that the state’s population, revenue, and employment growth have historically lagged national growth averages, although the growth gap has narrowed over the past couple of years. The outbreak of the coronavirus, the corresponding business closures, and other mitigation efforts had a significant impact on Pennsylvania’s economy and finances. The current unemployment rate mirrors that of the nation at 13.3% (as of May 31, 2020). We note that Pennsylvania will be receiving a disproportionately higher share of dollars from the federal government based on a much lower case volume than that of its neighboring states of New York and New Jersey. Pennsylvania has a very narrow rainy-day fund of approximately 1% of general fund expenditures. However, we note that the state’s Treasury has a long history of providing short-term borrowing to the state’s general fund, which mitigates short-term liquidity concerns. Pennsylvania ended fiscal-year 2019 with a small operating surplus, which has further reduced the

Please see footnotes on page 7.

8  |  Wells Fargo Pennsylvania Tax-Free Fund

Performance highlights (unaudited)

structural imbalance. The state’s latest revenue assumptions portray a budget gap of roughly $4 billion for fiscal-year 2021 based on the previous year’s spending levels. The legislature recently passed a partial-year budget for 2021, including a full pension contribution payment. The state passed an on-time budget three years in a row, which we view as a decisive credit factor.

Credit quality as of June 30, 2020[8]

Conservative duration positioning, yield-curve positioning, credit quality, and security selection detracted from performance. while sector allocation benefited performance.

In anticipation of the Fed continuing to normalize rates, we kept the Fund’s duration short relative to its primary benchmark in the first half of the year, but when the coronavirus pandemic became a U.S. health threat in March 2020, we started extending duration as the Fed cut rates in response to the pandemic as the economy contracted and unemployment surged. With both the Congress Coronavirus Aid, Relief, and Economic Security Act and Treasury

supplying unprecedented liquidity to the market, all rates rallied across the curve. The Fund was still short to its primary benchmark at period-end, which detracted from performance. The Fund’s yield-curve positioning detracted slightly from performance. We were overweight short- and intermediate-term bonds, which underperformed, and underweight longer bonds, which outperformed. The credit-quality allocation was the largest single detractor from performance, as AAA-rated and BBB-rated bonds, which we are overweight, underperformed. AA-rated and A-rated bonds, which we are underweight, outperformed as the coronavirus pandemic disrupted and disjointed all markets. Lower-tier investment-grade credits deteriorated faster during the period. Credit spread widening affected BBB-rated and below-investment-grade credits more at year-end. Some of the worst-performing bonds were hospitals and universities rated A and BBB, including Allegheny County, Pennsylvania, Hospital Development Authority Revenue bonds-University of Pittsburgh Medical Center; Delaware County, Pennsylvania, Authority University Revenue Neumann University; and Allegheny County, Pennsylvania, Higher Educational Building Authority University Revenue bonds; and Duquesne University. Many of these revenue sector bonds are driven by a functioning economy purchasing services, which was essentially shut down during the stay-at-home orders. We would expect these bonds to continue to recover in pricing as the economy reopens and rebounds in the second half of 2020 and 2021.

Sector allocation contributed to performance overall, as we were overweight local GO bonds, leasing bonds, and education bonds, all of which outperformed, and we were underweight revenue bonds, which underperformed. While we got sector allocation correct, the bonds we held modestly underperformed, leading to subpar security selection as the market continues to recover. Some of the better-performing bonds for the year were Delaware Valley Regional Finance Authority, PA, (lease) bonds, Philadelphia Water and Wastewater revenue bonds, and local GO bonds for Central Dauphin PA School District (Education) bonds.

Going forward, we like lower-investment-grade credits and certain higher-yielding bonds as we believe investors are being compensated in credit spread premium. We plan to continue to extend the Fund’s duration with the expectation that the Fed will be on a pause in the second half of 2020 and into 2021 to stabilize the economy and support future growth.

Market technicals are driving performance. We believe issue selection remains a key driver in state-specific funds.

We believe the U.S. economy will rebound in the second half of 2020 at a slow pace, and the recovery will be uneven at times due to the coronavirus pandemic. Pennsylvania’s economy is slightly trailing the national average. The economy’s rebound will likely be choppy with the coronavirus making headlines with businesses opening and closing through the phased process. Prudent debt issuance discipline in cash flow notes should stabilize many municipalities along with continued management improvement. We expect the Fed to be on hold for the balance of 2020 and 2021 to support the recovery of economic growth. Some municipalities may do well, and others may continue to struggle. That is why we feel credit security selection and sector allocation will remain relevant. We expect to remain overweight lower-quality investment-grade bonds. We believe investors are being compensated, adding new investments in some of these areas. We expect to continue to remain overweight seasoned lower-quality investment-grade bonds in the portfolio. We believe the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals. We expect to continue to extend the Fund’s duration toward its benchmark as the cycle unfolds. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Pennsylvania Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,007.97	$3.69	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%

Class C

Actual	$1,000.00	$1,004.20	$7.42	1.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%

Institutional Class

Actual	$1,000.00	$1,009.19	$2.45	0.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.46	0.49%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 100.02%

Florida: 0.77%

Industrial Development Revenue: 0.77%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,003,190

Guam: 0.48%

Airport Revenue: 0.48%
Guam Port Authority AMT Series B	5.00	7-1-2032	550,000	633,837

Illinois: 0.79%

Miscellaneous Revenue: 0.79%
Illinois Series D	5.00	11-1-2021	1,000,000	1,029,690

Pennsylvania: 97.98%

Airport Revenue: 1.31%
Philadelphia PA Airport Refunding Bond AMT Series A	5.00	6-15-2030	1,500,000	1,708,965

Education Revenue: 23.78%
Allegheny County PA Higher Education Robert Morris University	5.00	10-15-2037	750,000	780,593
Chester County PA IDA Avon Grove Charter School Project Refunding Bond Series A	5.00	12-15-2047	1,160,000	1,242,743
Chester County PA IDA Collegium Charter School Project Refunding Bond Series A	5.00	10-15-2022	1,065,000	1,091,252
Chester County PA IDA Collegium Charter School Project Series A	5.13	10-15-2037	1,000,000	1,050,450
Chester County PA IDA Renaissance Academy Charter School Project	3.75	10-1-2024	600,000	616,944
Delaware County PA IDA Chester Community Charter School Series A	5.00	8-15-2020	635,000	635,184
Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	3,000,000	3,147,180
Montgomery County PA Higher Education & Health Authority Refunding Bond Arcadia University	5.00	4-1-2030	1,500,000	1,603,635
North Eastern PA Hospital & Education Authority Refunding Bond Wilkes University Project Series B	5.25	3-1-2037	1,000,000	1,037,950
Pennsylvania HEFAR Shippensburg University Project	6.00	10-1-2031	1,500,000	1,601,850
Pennsylvania HEFAR Temple University First Series	5.00	4-1-2032	1,000,000	1,081,470
Pennsylvania Public School Building Authority Northampton County Area Community College Project	5.50	3-1-2031	5,000,000	5,143,000
Pennsylvania Public School Building Authority Northampton County Area Community College Project Series A (BAM Insured)	5.00	6-15-2027	1,610,000	1,738,720
Pennsylvania State University Refunding Bond Series B	5.00	9-1-2034	2,175,000	2,636,753
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	1,000,000	1,119,900
Philadelphia PA IDA Global Leadership Academy Project	5.13	11-15-2020	270,000	271,836
Philadelphia PA IDA Global Leadership Academy Project	5.75	11-15-2030	1,000,000	1,006,410
Philadelphia PA IDA Independence Charter School Project	5.00	6-15-2039	250,000	253,988
Philadelphia PA IDA La Salle University	5.00	5-1-2036	1,355,000	1,403,834
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	1,000,000	1,082,480
Philadelphia PA IDA Temple University 1st Series 2016	5.00	4-1-2029	1,000,000	1,167,920
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	7.50	5-1-2031	1,285,000	1,326,621

				31,040,713

GO Revenue: 17.53%
Central Dauphin PA School District	5.00	2-1-2037	2,075,000	2,440,283
Coatesville PA Area School District CAB Series C (BAM Insured) %%¤	0.00	10-1-2033	1,000,000	611,160

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Downingtown PA Area School District Series C ##	5.00%	8-1-2032	$1,000,000	$1,243,700
Erie PA City School District Limited Tax Series A (AGM Insured)	5.00	4-1-2034	515,000	651,413
North Allegheny PA School District	5.00	5-1-2030	100,000	132,821
North Allegheny PA School District	5.00	5-1-2031	290,000	382,562
North Pocono PA School District Refunding Notes Series A (AGM Insured)%%	4.00	9-15-2031	890,000	1,030,211
Penn-Delco PA School District	4.00	6-1-2045	1,000,000	1,111,680
Philadelphia PA Refunding Bond Series A	5.25	7-15-2033	1,500,000	1,724,955
Philadelphia PA School District Refunding Bond Series A (AGM/FGIC Insured)	5.00	6-1-2024	1,410,000	1,624,644
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	1,395,000	1,461,555
Philadelphia PA School District Series B	5.00	9-1-2043	1,235,000	1,475,319
Philadelphia PA Series A	5.00	8-1-2036	1,250,000	1,511,788
Pittsburgh PA (BAM Insured)	5.00	9-1-2030	500,000	583,965
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,445,000	1,693,988
Reading PA School District Series A (AGM Insured)	5.00	2-1-2033	1,500,000	1,753,800
West Mifflin PA Area School District (AGM Insured)	5.00	4-1-2028	1,000,000	1,227,420
West Shore PA School District	5.00	11-15-2048	1,500,000	1,783,830
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2027	100,000	124,817
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2028	120,000	153,206
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2029	50,000	65,218
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2030	70,000	90,780

				22,879,115

Health Revenue: 18.79%
Allegheny County PA Hospital Development Authority Allegheny Health Network	4.00	4-1-2044	1,810,000	1,956,936
Allegheny County PA Hospital Development Authority Health Center Series B (National Insured)	6.00	7-1-2027	1,800,000	2,326,464
Berks County PA IDA Tower Health Project	5.00	11-1-2037	1,930,000	2,184,238
Bucks County PA IDA St. Lukes University Health Network	4.00	8-15-2050	400,000	429,420
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project	5.00	1-1-2028	2,090,000	2,207,960
Dauphin County PA General Authority Pinnacle Health System Project	5.00	6-1-2042	500,000	530,945
Dauphin County PA General Authority Pinnacle Health System Project Series A	5.00	6-1-2035	1,000,000	1,152,810
Doylestown PA Hospital Authority Doylestown Hospital Series A	5.00	7-1-2049	250,000	276,385
East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2028	450,000	513,725
East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2029	375,000	426,870
Geisinger PA Health System Series A-1	4.00	4-1-2050	1,000,000	1,114,540
Lancaster County PA Hospital Authority Healthcare Facilities Moravian Manors Incorporated Project	2.88	12-15-2023	500,000	481,395
Lancaster County PA Hospital Authority St. Annes Retirement Community Incorporated	5.00	3-1-2045	500,000	500,315
Montgomery County PA IDA ACTS Retirement Life Communities %%	5.00	11-15-2045	1,000,000	1,151,220
Montgomery County PA IDA Jefferson Health System Series A	5.00	10-1-2027	1,000,000	1,082,390
Montgomery County PA IDA Waverly Heights Limited Project	5.00	12-1-2044	1,000,000	1,073,330
Northampton County PA St. Luke’s Hospital of Bethlehem Series A	5.00	8-15-2033	1,435,000	1,555,856
Pennsylvania Economic Development Financing Authority Series A-1	4.00	4-15-2037	700,000	785,911
Pennsylvania Higher Educational University Pennsylvania Health System Series A	5.00	8-15-2047	1,500,000	1,770,780
South Central Pennsylvania General Authority WellSpan Health Obligated Group Series 2019E (U.S. Bank NA SPA) ø	0.13	6-1-2035	3,000,000	3,000,000

				24,521,490

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 0.63%
Chester County PA IDA University Student Housing LLC Project Series A	5.00%	8-1-2030	$555,000	$574,364
Pennsylvania Housing Finance Agency Single-Family Mortgage Revenue Series 112	5.00	4-1-2028	245,000	249,817

				824,181

Miscellaneous Revenue: 18.87%
Butler County General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	0.11	9-1-2027	2,000,000	2,000,000
Delaware County PA Authority Neumann University Refunding Bond	5.00	10-1-2031	1,500,000	1,483,380
Delaware County PA Vocational & Technical School Authority (BAM Insured)	5.25	11-1-2033	1,000,000	1,138,810
Delaware Valley Regional Finance Authority Pennsylvania Local Government Series A (Ambac Insured)	5.50	8-1-2028	3,980,000	5,147,530
Pennsylvania Certificate of Participation Series A	5.00	7-1-2038	1,000,000	1,223,990
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (National Insured) ¤	0.00	12-1-2022	1,200,000	1,168,080
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (National Insured) ¤	0.00	12-1-2023	3,790,000	3,634,800
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	540,000	676,431
Pennsylvania Public School Building Authority Chester Upland School District Project Series C (AGM Insured)	5.00	9-15-2026	875,000	918,969
Pennsylvania Public School Building Authority Series B-2 (BAM Insured)	5.00	12-1-2027	1,010,000	1,167,570
Pennsylvania Turnpike Commission Series A (AGM Insured)	5.25	7-15-2021	2,000,000	2,103,420
Philadelphia PA IDA City Agreement Green Bond Museum Art Energy Saving Program Series A	5.00	2-15-2038	785,000	953,932
Philadelphia PA IDA Refunding Bond Cultural & Commercial Corridors Program Series A	5.00	12-1-2028	2,500,000	3,019,023

				24,635,935

Tax Revenue: 4.68%
Allegheny County PA Port Authority Refunding Bond	5.75	3-1-2029	3,000,000	3,100,950
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (AGM Insured)	5.00	2-1-2031	3,000,000	3,006,090

				6,107,040

Transportation Revenue: 6.81%
Delaware River PA Joint Toll Bridge Commission	5.00	7-1-2042	580,000	706,133
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2038	1,000,000	1,126,600
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,000,000	1,163,260
Pennsylvania Turnpike Commission Series A-2	5.00	12-1-2048	2,000,000	2,363,100
Pennsylvania Turnpike Commission Subordinate Bond Series A	5.50	12-1-2042	3,000,000	3,531,630

				8,890,723

Water & Sewer Revenue: 5.58%
Capital Region Pennsylvania Water & Sewer System Refunding Bond	5.00	7-15-2037	1,000,000	1,208,120
Lehigh County PA General Purpose Authority CAB Allentown Project ¤	0.00	12-1-2030	2,000,000	1,634,300
Luzerne County PA IDA Refunding Bond AMT Pennsylvania American Water Company Project	2.45	12-1-2039	500,000	541,025
Pennsylvania Commonwealth Financing Authority Refunding Bond Series B	5.00	6-1-2031	250,000	339,000
Pennsylvania Commonwealth Financing Authority Series B	5.00	6-1-2026	1,000,000	1,088,010
Philadelphia PA Water & Wastewater Refunding Bond Series A	5.00	10-1-2038	2,000,000	2,474,460

				7,284,915

				127,893,077

Total Municipal Obligations (Cost $122,581,020)				130,559,794

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  13

Portfolio of investments—June 30, 2020

	Yield	Shares	Value
Short-Term Investments: 1.20%

Investment Companies: 1.20%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	0.10%	1,562,665	$1,563,134

Total Short-Term Investments (Cost $1,563,035)			1,563,134

Total investments in securities (Cost $124,144,055)	101.22%	132,122,928

Other assets and liabilities, net	(1.22)	(1,587,479)

Total net assets	100.00%	$130,535,449

%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ACA	ACA Financial Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

CAB	Capital appreciation bond

FGIC	Financial Guaranty Insurance Corporation

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDA	Industrial Development Authority

National	National Public Finance Guarantee Corporation

SPA	Standby purchase agreement

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$929,302	$29,120,292	$(28,486,788)	$231	$97	$17,248	$1,563,134	1.20%

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Pennsylvania Tax-Free Fund

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $122,581,020)	$130,559,794
Investments in affiliated securities, at value (cost $1,563,035)	1,563,134
Receivable for Fund shares sold	5,438
Receivable for interest	1,429,605
Prepaid expenses and other assets	11,260

Total assets	133,569,231

Liabilities
Payable for investments purchased	2,761,748
Payable for Fund shares redeemed	79,445
Management fee payable	26,476
Dividends payable	121,205
Administration fees payable	11,819
Distribution fee payable	5,160
Trustees’ fees and expenses payable	3,415
Accrued expenses and other liabilities	24,514

Total liabilities	3,033,782

Total net assets	$130,535,449

Net assets consist of
Paid-in capital	$123,371,785
Total distributable earnings	7,163,664

Total net assets	$130,535,449

Computation of net asset value and offering price per share
Net assets – Class A	$41,549,512
Shares outstanding – Class A1	3,536,932
Net asset value per share – Class A	$11.75
Maximum offering price per share – Class A2	$12.30
Net assets – Class C	$8,394,331
Shares outstanding – Class C1	715,838
Net asset value per share – Class C	$11.73
Net assets – Institutional Class	$80,591,606
Shares outstanding – Institutional Class[1]	6,860,173
Net asset value per share – Institutional Class	$11.75

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  15

Statement of operations—year ended June 30, 2020

Investment income
Interest	$4,800,714
Income from affiliated securities	17,248

Total investment income	4,817,962

Expenses
Management fee	525,544
Administration fees
Class A	65,167
Class C	13,881
Institutional Class	65,585
Shareholder servicing fees
Class A	101,686
Class C	21,689
Distribution fee
Class C	64,995
Custody and accounting fees	12,662
Professional fees	51,264
Registration fees	70,588
Shareholder report expenses	31,401
Trustees’ fees and expenses	21,541
Other fees and expenses	21,504

Total expenses	1,067,507
Less: Fee waivers and/or expense reimbursements
Fund-level	(196,294)
Class A	(33,287)
Class C	(6,907)

Net expenses	831,019

Net investment income	3,986,943

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(262,419)
Affiliated securities	231

Net realized losses on investments	(262,188)

Net change in unrealized gains (losses) on
Unaffiliated securities	(211,546)
Affiiliated securities	97

Net change in unrealized gains (losses) on investments	(211,449)

Net realized and unrealized gains (losses) on investments	(473,637)

Net increase in net assets resulting from operations	$3,513,306

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Pennsylvania Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$3,986,943		$4,173,389
Net realized gains (losses) on investments		(262,188)		922,543
Net change in unrealized gains (losses) on investments		(211,449)		2,670,920

Net increase in net assets resulting from operations		3,513,306		7,766,852

Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,173,120)		(1,201,265)
Class C		(184,695)		(249,698)
Institutional Class		(2,565,155)		(2,668,988)
Tax basis return of capital
Class A		0		(93,277)
Class C		0		(25,736)
Institutional Class		0		(191,507)

Total distributions to shareholders		(3,922,970)		(4,430,471)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	488,464	5,729,161	523,363	6,021,000
Class C	101,019	1,188,807	72,566	834,358
Institutional Class	1,171,692	13,830,091	483,892	5,555,083

		20,748,059		12,410,441

Reinvestment of distributions
Class A	92,310	1,090,759	104,956	1,208,144
Class C	14,791	174,514	22,977	263,459
Institutional Class	88,777	1,048,900	94,002	1,081,975

		2,314,173		2,553,578

Payment for shares redeemed
Class A	(544,701)	(6,432,927)	(670,936)	(7,708,019)
Class C	(145,323)	(1,715,156)	(523,498)	(5,993,137)
Institutional Class	(1,114,671)	(13,119,929)	(1,589,650)	(18,215,765)

		(21,268,012)		(31,916,921)

Net increase (decrease) in net assets resulting from capital share transactions		1,794,220		(16,952,902)

Total increase (decrease) in net assets		1,384,556		(13,616,521)

Net assets
Beginning of period		129,150,893		142,767,414

End of period		$130,535,449		$129,150,893

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.78	$11.48	$11.67	$12.13	$11.75
Net investment income	0.35	0.35	0.38	0.36	0.38
Net realized and unrealized gains (losses) on investments	(0.04)	0.32	(0.19)	(0.46)	0.38

Total from investment operations	0.31	0.67	0.19	(0.10)	0.76
Distributions to shareholders from
Net investment income	(0.34)	(0.34)	(0.38)	(0.36)	(0.38)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	0.00

Total distributions to shareholders	(0.34)	(0.37)	(0.38)	(0.36)	(0.38)
Net asset value, end of period	$11.75	$11.78	$11.48	$11.67	$12.13
Total return[1]	2.65%	6.00%	1.62%	(0.83)%	6.62%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.96%	0.91%	0.90%	0.90%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.92%	3.07%	3.25%	3.02%	3.23%
Supplemental data
Portfolio turnover rate	14%	9%	10%	20%	13%
Net assets, end of period (000s omitted)	$41,550	$41,255	$40,664	$45,381	$55,352

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Pennsylvania Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.76	$11.45	$11.65	$12.11	$11.73
Net investment income	0.27	0.26 [1]	0.29 [1]	0.27 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	(0.05)	0.34	(0.20)	(0.46)	0.38

Total from investment operations	0.22	0.60	0.09	(0.19)	0.67
Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.29)	(0.27)	(0.29)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	0.00

Total distributions to shareholders	(0.25)	(0.29)	(0.29)	(0.27)	(0.29)
Net asset value, end of period	$11.73	$11.76	$11.45	$11.65	$12.11
Total return[2]	1.89%	5.31%	0.77%	(1.58)%	5.83%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.70%	1.66%	1.65%	1.65%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income	2.23%	2.32%	2.50%	2.27%	2.46%
Supplemental data
Portfolio turnover rate	14%	9%	10%	20%	13%
Net assets, end of period (000s omitted)	$8,394	$8,768	$13,440	$16,323	$19,493

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.78	$11.48	$11.67	$12.13	$11.75
Net investment income	0.38	0.38	0.40	0.39 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	(0.04)	0.32	(0.18)	(0.46)	0.38

Total from investment operations	0.34	0.70	0.22	(0.07)	0.79
Distributions to shareholders from
Net investment income	(0.37)	(0.37)	(0.41)	(0.39)	(0.41)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	0.00

Total distributions to shareholders	(0.37)	(0.40)	(0.41)	(0.39)	(0.41)
Net asset value, end of period	$11.75	$11.78	$11.48	$11.67	$12.13
Total return	2.91%	6.27%	1.88%	(0.58)%	6.88%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.62%	0.58%	0.57%	0.57%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.18%	3.31%	3.50%	3.27%	3.47%
Supplemental data
Portfolio turnover rate	14%	9%	10%	20%	13%
Net assets, end of period (000s omitted)	$80,592	$79,128	$88,663	$102,672	$132,844

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Pennsylvania Tax-Free Fund  |  21

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $124,144,055 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,286,154

Gross unrealized losses	(307,281)

Net unrealized gains	$7,978,873

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$105,291	$(105,291)

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $732,081 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$130,559,794	$0	$130,559,794

Short-term investments

Investment companies	1,563,134	0	0	1,563,134

Total assets	$1,563,134	$130,559,794	$0	$132,122,928

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Institutional Class	0.08

Wells Fargo Pennsylvania Tax-Free Fund  |  23

Notes to financial statements

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $5,242 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $4,250,000 and $1,000,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $17,424,169 and $18,889,775, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	Year ended June 30

	2020	2019

Tax-exempt income	$3,922,970	$4,119,951

Tax basis return of capital	0	310,520

24  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$50,469	$7,978,873	$(732,081)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Pennsylvania.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Pennsylvania Tax-Free Fund  |  25

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Pennsylvania Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

26  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Pennsylvania Tax-Free Fund  |  27

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Pennsylvania Tax-Free Fund  |  29

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Pennsylvania Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Pennsylvania Tax-Free Fund  |  31

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the ten-year period ended December 31, 2019, and lower than its benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five -year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

32  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Pennsylvania Tax-Free Fund  |  33

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Wells Fargo Pennsylvania Tax-Free Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Pennsylvania Tax-Free Fund  |  35

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

36  |  Wells Fargo Pennsylvania Tax-Free Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Pennsylvania Tax-Free Fund  |  37

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

38  |  Wells Fargo Pennsylvania Tax-Free Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00247 08-20

A255/AR255 06-20

Annual Report

June 30, 2020

Wells Fargo

Strategic Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Strategic Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity , as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Strategic Municipal Bond Fund

Letter to shareholders (unaudited)

Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Strategic Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Strategic Municipal Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Strategic Municipal Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Average annual total returns (%) as of June 30, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (VMPAX)	12-1-1994	-1.85	1.72	2.37	2.23	2.55	2.78	0.80	0.80

Class C (DHICX)	8-18-1997	0.47	1.76	2.01	1.47	1.76	2.01	1.55	1.55

Class R6 (VMPRX)[4]	7-31-2018	–	–	–	2.51	2.76	2.97	0.42	0.42

Administrator Class (VMPYX)	10-6-1997	–	–	–	2.34	2.68	2.93	0.74	0.68

Institutional Class (STRIX)[5]	11-30-2012	–	–	–	2.57	2.89	3.09	0.47	0.47

Bloomberg Barclays Short-Intermediate Municipal Bond Index[6]	–	–	–	–	3.65	2.73	2.81	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Strategic Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[7]

[1]	Historical performance shown for this class prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.43% for Class R6, 0.68% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[6]

The Bloomberg Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar–denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[8]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Strategic Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2020.

∎

The Fund’s conservative duration positioning detracted from performance as yields moved considerably lower over the 12-month period ending June 30, 2020. However, yield-curve positioning modestly contributed to performance.

∎

Credit positioning detracted from performance as we were overweight lower investment-grade bonds (A- rated and BBB- rated) relative to higher investment-grade bonds. Higher-rated bonds outperformed over the 12-month period.

∎

The Fund’s underweight to pre-refunded bonds and overweight to revenue bonds positively affected performance, while the underweight to state and local general obligation bonds detracted from performance. Specifically, within the revenue bond sector, electric, education, and water and sewer bonds were the best-performing bonds in the index. The Fund’s underweight to those sectors detracted from performance.

Effective maturity distribution as of June 30, 2020[8]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally, positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility, and more than $2.5 trillion in fiscal stimulus buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The period ended with the Fed pledging to keep short rates low for the foreseeable future. The fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Factors across the market influenced Fund performance.

Coming into the year, municipal bonds had positive momentum in terms of technical factors with reduced tax-exempt supply and positive fund flows. In fact, until the market volatility in March, the industry had more than 60 weeks of positive flows. This caused a supply/demand imbalance, which drove rates down and credit spreads tighter. There was a clear disconnect between technicals and fundamentals as investors reached for income wherever they could find it, which resulted in credit spreads near all-time tights and a very flat yield curve.

Please see footnotes on page 7.

8  |  Wells Fargo Strategic Municipal Bond Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2020[9]

As the year began, we continued an up-in-quality trade as we believed that higher investment-grade bonds represented better relative value and that credit spreads were vulnerable as the economy slowed. Despite this, we chose to keep a moderate overweight in lower investment-grade bonds, especially those that were seasoned and that we believed had good total return characteristics. In terms of the curve, we had been moving from a barbell structure, with greater exposure to both shorter- and longer-duration bonds, to more key rate positions along the curve. We also slightly extended duration but remained defensively positioned. We were a little early to this trade and it was a modest detractor over the fiscal year although duration positioning was positive overall for the full period.

The beginning of the second half of the period was a continuation of the first half. We did not reverse course as we felt the market was ripe for correction. We did not anticipate that the country’s response to the pandemic would be the catalyst for a correction, but we were pretty well positioned for it with duration short to the benchmark and higher overall credit quality, and we had removed most of the barbell and had lightened up on credits that we thought would be vulnerable in an economic downturn. The market had rallied pretty hard through February, which already had returns in excess of 100 basis points (bps; 100 bps equal 1.00%) of what many had forecast for the year.

March was a turning point for the market and after 61 weeks of positive fund flows, which were supportive of municipal valuations, outflows began and they were extreme as the risk-off trade took hold. According to Lipper, during the week of March 18 there were outflows of $12.2 billion, a new record that was broken the following week, with $13.7 billion of outflows. The Fund experienced small outflows as well but we were not forced sellers as we had been maintaining adequate cash equivalents in the portfolio.

With the markets in disarray and the short end of the market seizing up, the Fed began unprecedented support, first by cutting rates and second by announcing open-ended quantitative easing and targeted help to the municipal market through the Money Market Liquidity Facility and the Municipal Liquidity Facility. Not to be outdone, Congress passed four packages for about $3 trillion in aid across the economy.

This stabilized the markets and by mid-April the municipal market was firmly on solid ground. High-grade bonds were in demand, but lower investment-grade and high-yield bond spreads remained wide, as did certain sectors, including transportation, education, and hospitals. We took advantage of this dislocation and began adding to lower investment-grade paper in late March that had been vetted by our analytical team and we felt were mispriced in the market buying names such as New York MTA and Chicago O’Hare International Airport. Lower investment-grade paper continued to lag thorough early June but caught a bid and did well in June. Rates for high-grade paper are now at or near historical lows and credit spreads are tightening rapidly as technical factors are once again driving the market higher in price.
Rates are likely to remain low over the foreseable future, and rating downgrades expected but defaults in the investment-grade space to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we will see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions and many have already cut expenses and furloughed employees and are preparing to raise taxes. That doesn’t mean it will be easy, and we have seen and will continue to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. We believe a deep analytical bench and individual security selection will be important drivers of performance in the next year. We expect to manage duration tactically depending on technical factors and market opportunities. Credit exposure will also vary depending on the work of our analytical team and where we find relative value in the market.

Please see footnotes on page 7.

Wells Fargo Strategic Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,007.92	$3.94	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97	0.79%

Class C

Actual	$1,000.00	$1,004.18	$7.67	1.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.72	1.54%

Class R6

Actual	$1,000.00	$1,009.82	$2.05	0.41%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.82	$2.06	0.41%

Administrator Class

Actual	$1,000.00	$1,008.46	$3.40	0.68%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42	0.68%

Institutional Class

Actual	$1,000.00	$1,009.56	$2.30	0.46%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.31	0.46%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.15%

Alabama: 1.43%

Health Revenue: 0.21%
Birmingham AL Special Care Facilities Ascension Senior Credit Group Series C-1	1.85%	11-15-2046	$5,395,000	$5,549,998

Industrial Development Revenue: 0.15%
Selma AL Industrial Development Board Refunding Bonds Gulf Opportunity Zone International Paper Company	2.00	11-1-2033	3,675,000	3,796,349

Utilities Revenue: 1.07%
Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	2,000,000	2,182,240
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	2,050,000	2,103,751
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	8,660,000	9,853,868
Southeast Alabama Gas Supply District Project #2 Series A	4.00	6-1-2049	12,150,000	13,383,347

				27,523,206

				36,869,553

Alaska: 0.84%

Health Revenue: 0.49%
Alaska Industrial Development & Export Authority Loan Anticipation Notes YKHC Project	3.50	12-1-2020	6,000,000	6,011,580
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2027	1,455,000	1,808,885
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2028	1,530,000	1,942,014
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2029	2,220,000	2,869,949

				12,632,428

Industrial Development Revenue: 0.16%
Valdez AK Marine Terminal BP Pipelines Project Series B	5.00	1-1-2021	4,000,000	4,075,120

Utilities Revenue: 0.19%
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2022	1,735,000	1,825,203
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2023	2,835,000	3,072,715

				4,897,918

				21,605,466

Arizona: 2.25%

Education Revenue: 0.55%
Arizona Board Regents University Arizona System Revenue Refunding Bond Speed Series C %%	5.00	8-1-2023	1,000,000	1,096,140
Arizona Board Regents University Arizona System Revenue Refunding Bond Speed Series C %%	5.00	8-1-2025	600,000	700,980
Arizona IDA Agribusiness & Equine Center Incorporated Project Series 2017B 144A	4.00	3-1-2027	1,195,000	1,209,734
Arizona IDA Education Facility Leman Academy of Excellence Incorporated Project 144A	4.50	7-1-2029	765,000	768,993
Maricopa County AZ IDA Educational Horizon Community Learning Center Project	2.63	7-1-2021	550,000	547,454

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00%	7-1-2020	$120,000	$120,000
Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	670,000	670,000
Phoenix AZ IDA Great Hearts Academies Project	5.20	7-1-2022	240,000	247,099
Phoenix AZ IDA Legacy Traditional School Project Series 2015 144A	3.00	7-1-2020	305,000	305,000
Pima County AZ IDA American Leadership Academy Project Series 2015 144A	4.60	6-15-2025	940,000	953,038
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2020	530,000	530,000
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2021	1,210,000	1,249,337
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2022	1,245,000	1,263,526
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	985,000	963,704
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	2,945,000	2,923,030
Pima County AZ IDA Noah Webster Schools Project Series A	5.50	12-15-2023	785,000	819,964

				14,367,999

GO Revenue: 0.05%
Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2020	700,000	700,273
Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2021	500,000	504,865

				1,205,138

Health Revenue: 0.50%
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2022	1,065,000	1,131,168
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2023	1,120,000	1,232,750
Maricopa County AZ IDA Senior Living Facilities Christian Care Surprise Incorporated Project 144A	5.00	1-1-2026	3,015,000	2,965,313
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	0.70	1-1-2035	5,840,000	5,778,271
Tempe AZ IDA Mirabella Arizona State University Project Series B1 144A	4.00	10-1-2023	1,810,000	1,773,746

				12,881,248

Industrial Development Revenue: 0.49%
Chandler AZ IDA	5.00	6-1-2049	10,980,000	12,645,117

Miscellaneous Revenue: 0.66%
Arizona IDA Revenue Lincoln South Beltway Project	5.00	2-1-2027	1,255,000	1,561,132
Arizona IDA Revenue Lincoln South Beltway Project	5.00	5-1-2027	1,125,000	1,407,746
Arizona IDA Revenue Lincoln South Beltway Project	5.00	8-1-2027	1,205,000	1,516,866
Arizona IDA Revenue Lincoln South Beltway Project	5.00	11-1-2027	1,000,000	1,266,610
Navajo Nation AZ Series A 144A	4.00	12-1-2022	6,345,000	6,492,267
Navajo Nation AZ Series A 144A	5.00	12-1-2025	4,110,000	4,437,320
Navajo Nation AZ Tribal Utility Authority (Municipal Government Guaranty Insured)	4.00	1-1-2021	406,000	406,828

				17,088,769

				58,188,271

Arkansas: 0.25%

Tax Revenue: 0.25%
Fayetteville AR Sales and Use Tax Capital Improvement Refunding Bonds Series A	1.60	11-1-2035	6,120,000	6,390,259

California: 1.76%

Airport Revenue: 0.20%
San Francisco County CA AMT Series A	5.00	5-1-2027	4,775,000	5,092,538

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.04%
California Municipal Finance Authority Charter School Nova Academy Project Series 2016A 144A	4.00%	6-15-2026	$760,000	$779,038
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A 144A	4.50	6-1-2027	250,000	260,395

				1,039,433

Health Revenue: 0.72%
California Statewide CDA Health Facilities Catholic Series D (AGM Insured) (m)	1.03	7-1-2041	8,700,000	8,700,000
California Statewide CDA Health Facilities Catholic Series E (AGM Insured) (m)	1.02	7-1-2040	8,525,000	8,525,000
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	1,250,000	1,328,988

				18,553,988

Housing Revenue: 0.06%
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	1,488,792	1,595,792

Miscellaneous Revenue: 0.13%
Compton CA PFA Lease 144A	4.00	9-1-2022	3,390,000	3,364,202

Tax Revenue: 0.61%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.35	3-1-2021	13,800,000	13,800,000
Transbay Joint Powers Authority CA Green Subordinated Bond Tax Allocation Bond Series B	2.40	10-1-2049	2,000,000	1,995,980

				15,795,980

				45,441,933

Colorado: 1.27%

Education Revenue: 0.42%
Colorado ECFA Eagle Ridge Academy Project 144A	3.63	11-1-2026	1,935,000	1,937,303
Colorado ECFA Rocky Mountain Classical Academy Project	6.38	9-1-2023	1,190,000	1,297,314
Colorado ECFA Vanguard School Project	4.00	6-15-2021	250,000	257,360
Colorado ECFA Vanguard School Project	4.00	6-15-2022	515,000	545,524
Colorado ECFA Windsor Charter Academy 144A	3.88	9-1-2026	1,085,000	1,077,611
Colorado School of Mines Institutional Enterprise Refunding Bonds Series 2018A (1 Month LIBOR +0.50%) ±	0.62	2-1-2023	5,820,000	5,726,531

				10,841,643

GO Revenue: 0.13%
Aviation Station North Metropolitan District #2 Colorado Improvement & Refunding Bonds Limited Tax Series A	4.00	12-1-2029	500,000	487,525
Centennial CO Southglenn Metropolitan District	3.00	12-1-2021	463,000	458,898
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2025	1,000,000	1,182,730
Mirabelle Metropolitan District #2 Colorado Senior Series A	5.00	12-1-2039	700,000	699,951
Thompson Crossing Metropolitan District #4 Colorado Improvement & Refunding Bonds Limited Tax	3.50	12-1-2029	515,000	497,274

				3,326,378

Health Revenue: 0.48%
Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A	5.00	2-1-2022	3,415,000	3,507,820
Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A	5.25	2-1-2031	5,150,000	5,297,445
Colorado Health Facilities Authority Series B-2	5.00	8-1-2049	3,000,000	3,528,990

				12,334,255

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.07%
Colorado State Bridge Enterprise Senior Revenue Bonds AMT Central 70 Project Private Activity	4.00%	12-31-2024	$1,610,000	$1,804,907

Tax Revenue: 0.13%
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2021	1,440,000	1,468,699
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2022	1,940,000	1,998,122

				3,466,821

Transportation Revenue: 0.04%
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2040	800,000	909,184

				32,683,188

Connecticut: 3.06%

Education Revenue: 0.24%
Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	1,500,000	1,602,570
Connecticut State HEFA University of Hartford Project Series N	5.00	7-1-2026	575,000	630,781
Connecticut State HEFA University of Hartford Project Series N	5.00	7-1-2027	430,000	475,344
Connecticut State HEFA University of Hartford Project Series N	5.00	7-1-2028	530,000	591,395
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2026	940,000	1,090,193
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2027	500,000	587,030
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series C	5.00	11-15-2025	480,000	556,397
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series C	5.00	11-15-2026	385,000	453,006
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series C	5.00	11-15-2027	125,000	146,278

				6,132,994

GO Revenue: 0.37%
Bridgeport CT Series A	5.00	6-1-2026	1,220,000	1,426,241
Bridgeport CT Series A	5.00	6-1-2027	1,425,000	1,684,265
Bridgeport CT Series A	5.00	6-1-2028	1,605,000	1,921,554
Hartford CT Series A	5.00	4-1-2025	2,500,000	2,737,475
Hartford CT Series A	5.00	4-1-2027	1,650,000	1,794,111

				9,563,646

Health Revenue: 0.39%
Connecticut HEFA Bridgeport Hospital Series D	5.00	7-1-2020	500,000	500,000
Connecticut HEFA Revenue Hartford Healthcare Series B2	5.00	7-1-2053	7,800,000	9,684,870

				10,184,870

Housing Revenue: 0.38%
Meriden CT MFHR Yale Acres Project	1.73	8-1-2022	9,635,000	9,780,392

Miscellaneous Revenue: 0.10%
Connecticut Series A (SIFMA Municipal Swap +0.75%) ±	0.88	3-1-2021	2,700,000	2,701,080

Tax Revenue: 1.58%
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series A	5.00	8-1-2029	16,280,000	19,317,034
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2030	3,000,000	3,794,340

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00%	10-1-2031	$9,000,000	$11,314,980
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2032	5,000,000	6,244,900

				40,671,254

				79,034,236

Delaware: 0.07%

Education Revenue: 0.07%
Delaware EDA Odyssey Charter School Project Series A 144A	6.25	9-1-2025	1,730,000	1,838,454

District of Columbia: 0.79%

Housing Revenue: 0.63%
District of Columbia HFA MFHR 1550 First Street Project	1.46	6-1-2039	16,100,000	16,313,003

Water & Sewer Revenue: 0.16%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	4,000,000	4,136,840

				20,449,843

Florida: 2.72%

Airport Revenue: 0.72%
Broward County FL Port Facilities Revenue Refunding Bond Series C	5.00	9-1-2027	2,330,000	2,820,628
Miami Dade County FL Aviation Refunding Bond AMT	5.00	10-1-2029	11,000,000	12,412,950
Miami Dade County FL Seaport AMT Series B	6.00	10-1-2032	1,385,000	1,569,288
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	1,500,000	1,696,545

				18,499,411

Education Revenue: 0.31%
Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series 2017A 144A	4.38	6-15-2027	1,275,000	1,299,314
Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series A 144A	4.00	6-15-2029	2,410,000	2,444,415
Capital Trust Agency FL Educational Facilities Revenue Imagine School at Land O’ Lakes 144A	3.00	12-15-2029	420,000	383,473
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2027	650,000	734,949
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2028	1,050,000	1,197,000
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2029	1,000,000	1,146,910
Miami-Dade County FL IDA Youth Charter Schools Project Series 2015A 144A	5.00	9-15-2025	800,000	821,304

				8,027,365

Health Revenue: 0.49%
Jacksonville FL HCFR Baptist Health Series D ø	0.12	8-1-2036	8,000,000	8,000,000
Lakeland FL Hospital System Lakeland Regional Health System	5.00	11-15-2022	4,495,000	4,744,068

				12,744,068

Housing Revenue: 0.16%
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2021	1,265,000	1,315,524
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2022	1,325,000	1,434,445
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2023	1,190,000	1,338,429

				4,088,398

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.11%
Escambia County FL Environmental Improvement Refunding Bonds International Paper Company Project Series B	2.00%	11-1-2033	$825,000	$852,242
Florida Development Finance Corporation 144A	5.00	5-1-2029	2,000,000	2,128,240

				2,980,482

Miscellaneous Revenue: 0.15%
Florida Village Community Development District #10 Special Assessment Bonds	5.13	5-1-2024	1,785,000	1,897,491
Florida Village Community Development District #12 Special Assessment Bonds Series 2016	2.88	5-1-2021	330,000	331,980
Florida Village Community Development District #13 Special Assessment Bonds	2.63	5-1-2024	500,000	497,730
Pinellas County FL IDA 2017 Foundation for Global Understanding Incorporated Project	5.00	7-1-2029	1,000,000	1,100,770

				3,827,971

Resource Recovery Revenue: 0.14%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	3,500,000	3,574,690

Transportation Revenue: 0.07%
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2027	950,000	1,164,615
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2029	450,000	569,331

				1,733,946

Water & Sewer Revenue: 0.57%
Tohopekaliga FL Water Authority Utility System Bond 144A	5.00	10-1-2025	12,000,000	14,761,920

				70,238,251

Georgia: 4.16%

Housing Revenue: 0.04%
Northwest Georgia Housing Authority MFHR Charles Hight Apartments Project (FHA Insured)	1.54	8-1-2022	1,000,000	1,008,260

Transportation Revenue: 0.09%
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A 144A¤	0.00	6-1-2024	2,500,000	2,252,425

Utilities Revenue: 4.03%
Bartow County GA Development Authority Pollution Control Georgia Power Company Plant Bowen Project	1.55	8-1-2043	6,500,000	6,508,320
Bartow County GA Development Authority Pollution Control Georgia Power Company Plant Bowen Project	2.75	12-1-2032	4,500,000	4,646,970
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.25	10-1-2032	1,500,000	1,531,365
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	3,000,000	3,205,110
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	14,955,000	15,514,157
Burke County GA Development Authority PCR Bonds Georgia Power Company Plant Vogtle Project	1.70	12-1-2049	3,500,000	3,515,225
Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	8,875,000	8,938,634
Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	10,000,000	11,284,900

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00%	8-1-2048	$14,485,000	$15,851,515
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	3-1-2050	10,500,000	12,055,785
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	2,640,000	2,873,587
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	0.87	4-1-2048	4,700,000	4,659,862
Municipal Electric Authority Georgia General Resolution Projects Subordinate Bonds Series A	5.00	1-1-2028	1,035,000	1,275,793
Municipal Electric Authority Georgia General Resolution Projects Subordinated Bonds Series A	5.00	1-1-2027	1,010,000	1,219,757
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2027	300,000	362,304
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2028	400,000	493,060
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2029	400,000	496,944
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project P Series B	5.00	1-1-2028	1,000,000	1,228,700
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project P Series B	5.00	1-1-2029	910,000	1,126,717
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2027	1,150,000	1,388,832
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2028	1,270,000	1,565,466
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2029	1,140,000	1,432,319
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2030	1,025,000	1,281,086
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2031	1,385,000	1,721,001

				104,177,409

				107,438,094

Guam: 0.04%

Water & Sewer Revenue: 0.04%
Guam Government Waterworks Authority Water & Wastewater System Series 2014A	5.00	7-1-2020	1,000,000	1,000,000

Hawaii: 0.38%

Airport Revenue: 0.04%
Hawaii Airports System Revenue Refunding Bond AMT	5.00	7-1-2024	1,000,000	1,040,920

Health Revenue: 0.34%
Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	0.58	7-1-2039	8,815,000	8,815,000

				9,855,920

Illinois: 19.24%

Airport Revenue: 2.14%
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2013A	5.50	1-1-2027	3,925,000	4,287,827
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2026	7,000,000	7,777,210
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2030	5,175,000	5,690,327
Chicago IL O’Hare International Airport AMT Passenger Facility Charge Refunding Bonds Series B	5.00	1-1-2032	5,125,000	5,371,923
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 C	5.00	1-1-2022	695,000	734,497
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 D	5.00	1-1-2021	500,000	510,475
Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2013A	5.00	1-1-2026	2,690,000	2,929,383
Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2015A	5.00	1-1-2028	10,000,000	11,434,600
Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2017D	5.00	1-1-2025	1,700,000	1,969,450

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)
Chicago IL O’Hare International Airport Customer Facility Charge	5.25%	1-1-2023	$1,350,000	$1,444,986
Chicago IL O’Hare International Airport Customer Facility Charge	5.25	1-1-2024	1,665,000	1,777,537
Chicago lL O’Hare International Airport Passenger Facility Charge	4.00	1-1-2029	10,955,000	11,310,052

				55,238,267

Education Revenue: 0.21%
University of Illinois Board of Trustees Auxiliary Facilities System Refunding Bond	4.00	4-1-2030	5,000,000	5,308,100

GO Revenue: 7.01%
Bensenville IL Series B (AGM Insured)	5.00	12-30-2025	435,000	463,997
Berwyn IL Series A	5.00	12-1-2028	3,000,000	3,322,950
Chicago IL Board of Education Unlimited Tax General Obligation Refunding Bonds Series 2018A (AGM Insured)	5.00	12-1-2024	3,000,000	3,349,140
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2027	7,720,000	5,976,284
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2024	9,800,000	8,672,510
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2022	400,000	420,408
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2023	800,000	864,416
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2024	550,000	610,077
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2025	625,000	707,988
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2022	1,000,000	1,051,020
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2023	1,000,000	1,080,520
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2024	410,000	454,784
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2022	1,645,000	1,728,928
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2023	1,175,000	1,269,611
Chicago IL Park District Limited Tax Series B	5.00	1-1-2022	4,675,000	4,913,519
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2022	1,235,000	1,329,589
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2023	1,295,000	1,432,322
Chicago IL Prerefunded Refunding Bond Series C	5.00	1-1-2022	1,490,000	1,593,138
Chicago IL Prerefunded Refunding Bond Series C	5.00	1-1-2023	765,000	852,149
Chicago IL Refunding Bond Project Series B	5.13	1-1-2027	1,700,000	1,808,936
Chicago IL Series A	5.00	1-1-2027	1,325,000	1,387,951
Chicago IL Series A	5.00	1-1-2027	8,000,000	8,692,000
Chicago IL Series A	5.00	1-1-2028	6,125,000	6,705,099
Chicago IL Series C	5.00	1-1-2021	1,000,000	1,023,080
Chicago IL Unrefunded Balance Refunding Bond Series C	5.00	1-1-2022	760,000	772,487
Chicago IL Unrefunded Balance Refunding Bond Series C	5.00	1-1-2023	1,735,000	1,806,170
Cook County IL Community Consolidated School District #15 Limited Tax	5.00	12-1-2026	2,540,000	3,119,907
Cook County IL Refunding Bonds Series 2010 G	5.00	11-15-2026	1,000,000	1,008,800
Cook County IL School District #123 Oak Lawn CAB (National Insured) ¤	0.00	12-1-2021	1,090,000	1,073,138
Cook County IL School District #153 Homewood Series A (AGM Insured) ¤	0.00	12-15-2023	1,225,000	1,177,372
Cook County IL School District #227 Rich Township Refunding Bonds Series 2015	3.00	12-1-2024	965,000	1,043,464
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2026	3,030,000	3,710,902
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2027	2,950,000	3,683,636
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2028	2,285,000	2,903,550
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2022	1,000,000	1,100,710
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2024	1,000,000	1,170,530
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2025	1,000,000	1,198,280
Cook County IL Series A	5.00	11-15-2021	2,250,000	2,311,088
Cook County IL Series A	5.00	11-15-2030	2,200,000	2,459,380
Cook County IL Series A	5.25	11-15-2022	10,040,000	10,150,942

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Cook County IL Series A	5.25%	11-15-2022	$1,000,000	$1,063,770
Decatur IL Macon County General Obligation Refunding Bonds Series 2013	5.00	3-1-2024	1,405,000	1,557,850
Decatur IL Macon County School District #061 Series 2011A (AGM Insured)	5.25	1-1-2026	715,000	731,116
Decatur IL Macon County School District #061 Series 2011A (AGM Insured)	5.25	1-1-2027	1,495,000	1,527,950
DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	455,000	444,635
DeKalb & Kane Counties IL Community (AGM Insured) ¤	0.00	1-1-2024	2,345,000	2,295,567
DeKalb & Kane Counties IL Community (AGM Insured) ¤	0.00	1-1-2024	2,830,000	2,699,396
DuPage & Cook Counties IL Township High School District #86 Hinsdale	4.00	1-15-2034	2,815,000	3,315,451
Illinois Series A	5.00	4-1-2023	3,500,000	3,679,935
Illinois State	5.00	11-1-2025	5,000,000	5,410,850
Illinois State Series 2012	5.00	3-1-2028	6,000,000	6,134,040
Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015A	5.00	1-1-2028	1,555,000	1,784,705
Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015D	5.00	1-1-2032	1,025,000	1,172,200
Kane, Cook & DuPage Counties IL School District #46 Elgin Unrefunded Bond Balance Series 2012B	4.50	1-1-2025	4,295,000	4,539,300
Kane, Cook & DuPage Counties IL School District #46 Prerefunded CAB Series B (Ambac Insured) ¤	0.00	1-1-2021	510,000	509,036
Kane, Cook & DuPage Counties IL School District #46 Unrefunded CAB Series B (Ambac Insured) ¤	0.00	1-1-2021	595,000	593,376
Madison-Macoupin Etc Counties IL Community College District #536 Series A (BAM Insured)	5.00	11-1-2025	1,620,000	1,903,030
Madison-Macoupin Etc Counties IL Community College District #536 Series A (BAM Insured)	5.00	11-1-2026	1,410,000	1,655,030
Peoria County IL School District # 150 Peoria Series A (AGM Insured)	4.00	12-1-2028	950,000	1,115,329
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2027	1,000,000	1,178,450
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2029	2,500,000	2,897,850
Rockford IL Waterworks System Series B (BAM Insured)	5.00	12-15-2020	1,000,000	1,019,030
Rockford IL Waterworks System Series B (BAM Insured)	5.00	12-15-2021	1,015,000	1,075,230
Rockford IL Waterworks System Series B (BAM Insured)	5.00	12-15-2022	1,065,000	1,171,468
Waukegan IL Series 2015A (AGM Insured)	5.00	12-30-2031	1,000,000	1,172,250
Will County IL	4.00	11-15-2035	2,490,000	2,765,967
Will County IL Lincoln-Way Community High School District # 210 Refunded Bond (AGM Insured)	4.00	1-1-2022	600,000	618,996
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2026	8,295,000	7,461,353
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2021	2,185,000	2,170,317
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2025	14,385,000	13,280,088
Will County IL School District #114 Manhattan CAB Series C (National Insured) ¤	0.00	12-1-2021	1,055,000	1,037,666
Winnebago & Boone Counties IL School District #205 Series A ¤	0.00	2-1-2021	1,305,000	1,297,235
Winnebago & Boone Counties IL School District #205 Series B ¤	0.00	2-1-2021	3,400,000	3,379,770

				181,059,008

Health Revenue: 0.40%
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Bonds Series A	5.00	11-15-2027	1,000,000	1,064,040
Illinois Finance Authority Friendship Village of Schaumburg Series 2017	5.00	2-15-2021	2,555,000	2,542,123
Illinois Finance Authority Revenue Advocate Health Care Network	4.00	11-1-2030	3,000,000	3,427,470
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2020	320,000	320,099
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2022	390,000	389,809
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2024	420,000	417,341
Illinois Finance Authority Revenue Bonds Series 2014	5.00	8-1-2038	1,520,000	1,795,941

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Illinois Finance Authority Rosalind Franklin University of Medicine & Science Series A	3.25%	2-15-2022	$260,000	$251,508

				10,208,331

Housing Revenue: 0.04%
Housing Development Authority Illinois Homeowner Mortgage 2016 Series C	2.90	8-1-2031	1,000,000	1,062,830

Miscellaneous Revenue: 1.95%
Chicago IL Board of Education Refunding Bonds Series A	4.00	12-1-2027	1,750,000	1,792,595
Chicago IL Board of Education Refunding Bonds Series B	5.00	12-1-2026	2,000,000	2,164,340
Chicago IL Board of Education Refunding Bonds Series B	5.00	12-1-2027	1,625,000	1,773,785
Chicago IL Transit Authority Capital Grant Receipts Refunding Bond Series 2011 (AGM Insured)	5.25	6-1-2024	4,450,000	4,603,748
Illinois	5.50	7-1-2033	4,000,000	4,194,400
Illinois Refunding Bonds Series 2012 (AGM Insured)	5.00	8-1-2020	5,050,000	5,061,413
Illinois Refunding Bonds Series 2016	5.00	2-1-2026	2,000,000	2,168,080
Illinois Series 2012	5.00	8-1-2021	5,620,000	5,761,455
Illinois Series 2013 (AGM Insured)	5.00	7-1-2023	4,875,000	5,270,850
Illinois Series 2017D	5.00	11-1-2022	1,805,000	1,888,734
Illinois Series A	5.00	11-1-2023	8,955,000	9,497,315
Illinois Series D	5.00	11-1-2021	6,080,000	6,260,515

				50,437,230

Tax Revenue: 5.74%
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2021	1,450,000	1,455,365
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2022	1,810,000	1,829,222
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2023	2,400,000	2,444,136
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	2,475,000	2,532,915
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	1,000,000	1,020,880
Chicago IL Tax Increment Bond Pilson Redevelopment Project Series A	5.00	6-1-2022	1,635,000	1,661,683
Chicago IL Transit Authority Sales Tax Receipts Series 2011	5.25	12-1-2036	17,415,000	18,081,995
Cook County IL Sales Tax Revenue	5.00	11-15-2029	1,000,000	1,196,730
Illinois Junior Obligation	5.00	6-15-2025	9,025,000	9,598,990
Illinois Regional Transportation Authority Series A (AGM Insured)	5.25	6-1-2024	9,995,000	11,500,747
Illinois Sales Tax First Series (National Insured)	6.00	6-15-2024	515,000	579,287
Illinois Sales Tax First Series (National Insured)	6.00	6-15-2025	8,365,000	9,618,746
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported	5.00	6-15-2028	1,000,000	1,068,540
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2028	1,500,000	1,768,245
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2028	1,515,000	1,785,927
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2030	3,250,000	3,854,793
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2030	2,000,000	2,372,180
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	3,795,000	3,559,179
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	1,740,000	1,376,653
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported Series 2014	5.00	6-15-2022	3,395,000	3,506,492
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported Series 2014	5.00	6-15-2023	3,220,000	3,387,408
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported Series 2014	5.00	6-15-2024	4,135,000	4,397,573

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00%	12-15-2029	$1,750,000	$1,270,010
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	19,090,000	19,586,149
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (National Insured) ¤	0.00	12-15-2022	1,390,000	1,301,137
Metropolitan Pier & Exposition Authority Prerefunded Bond (National Insured) ¤	0.00	12-15-2023	20,000	19,523
Metropolitan Pier & Exposition Authority Prerefunded Bond (National Insured)	5.70	6-15-2025	220,000	244,473
Metropolitan Pier & Exposition Authority Unrefunded Bond (National Insured) ¤	0.00	12-15-2023	1,105,000	1,004,125
Metropolitan Pier & Exposition Authority Unrefunded Bond (National Insured)	5.70	6-15-2025	780,000	839,069
Regional Transportation Authority Illinois Series B-RMKT øø	0.80	6-1-2025	8,580,000	8,580,000
Sales Tax Securitization Corporation Second Lien Sales Tax	5.00	1-1-2028	5,000,000	5,999,550
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	4,815,000	5,575,385
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2028	5,265,000	6,317,526
Sales Tax Securitization Corporation Series A	5.00	1-1-2027	1,000,000	1,177,970
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2021	790,000	791,351
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2022	820,000	819,885
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2023	855,000	851,990
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2024	885,000	877,433
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2025	925,000	910,052
Tender Option Bond Trust Receipts/Certificates Series 2018-YX1099 (Barclays Bank plc LIQ) 144Aø	0.28	1-1-2035	3,365,000	3,365,000

				148,128,314

Tobacco Revenue: 0.77%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2023	18,000,000	19,876,140

Transportation Revenue: 0.59%
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds Series B	5.00	1-1-2029	11,990,000	15,336,649

Water & Sewer Revenue: 0.39%
Chicago IL Wastewater Transmission Series B (AGM Insured)	5.00	1-1-2031	3,140,000	3,814,598
Chicago IL Waterworks Second Lien	5.00	11-1-2028	2,560,000	3,014,528
Chicago IL Waterworks Second Lien Series 2017-2 (AGM Insured)	5.00	11-1-2030	2,620,000	3,125,450

				9,954,576

				496,609,445

Indiana: 0.56%

GO Revenue: 0.05%
Hammond IN Local Public Improvement Advance Program Series A	2.38	12-31-2020	1,375,000	1,383,608

Health Revenue: 0.01%
Indiana HFFA Ancilla System Incorporated (National Insured)	5.25	7-1-2022	150,000	150,510

Housing Revenue: 0.27%
Hobart Industry MFHR A Safe Haven Veterans Apartments øø	0.75	9-1-2022	7,100,000	7,122,862

Miscellaneous Revenue: 0.15%
Indiana Bond Bank Revenue CAB Hamilton Company Projects Series B ¤	0.00	7-15-2026	735,000	684,528
Indiana Bond Bank Revenue CAB Hamilton Company Projects Series B ¤	0.00	7-15-2027	630,000	575,026
Michigan IN City School Building Corporation Series 2016A	5.00	1-15-2025	1,000,000	1,167,730

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Westfield-Washington IN Multi-School Building Corporation First Mortgage Series B 144A	1.50%	1-15-2022	$1,360,000	$1,367,167

				3,794,451

Utilities Revenue: 0.08%
Indiana Finance Authority Midwestern Disaster Relief Revenue Various Ohio Valley Electric Corporation Project %%	3.00	11-1-2030	2,000,000	2,053,620

				14,505,051

Iowa: 0.90%

Education Revenue: 0.11%
Iowa Student Loan Liquidity Corporation Senior Revenue Bonds AMT Series B	5.00	12-1-2025	1,295,000	1,472,324
Iowa Student Loan Liquidity Corporation Senior Revenue Bonds AMT Series B	5.00	12-1-2026	1,215,000	1,403,082

				2,875,406

GO Revenue: 0.35%
Coralville IA Taxable-Annual Appropriation Series 2018E	7.00	6-1-2025	8,485,000	8,734,035
Coralville IA Taxable-Annual Appropriation Series B	4.40	5-1-2023	410,000	401,853

				9,135,888

Health Revenue: 0.06%
Iowa Finance Authority Revenue Bonds Lifespace Commnunities Incorporated Series A2	2.88	5-15-2049	1,500,000	1,454,790

Utilities Revenue: 0.30%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	6,500,000	7,844,070

Water & Sewer Revenue: 0.08%
Xenia Dallas County IA Rural Water District Capital Loan Notes	5.00	12-1-2031	1,615,000	1,913,032

				23,223,186

Kansas: 0.70%

Health Revenue: 0.09%
Wichita KS Health Care Facilities Presbyterian Manors Obligated Group	5.00	5-15-2026	1,105,000	1,124,039
Wichita KS Health Care Facilities Presbyterian Manors Obligated Group	5.00	5-15-2028	1,220,000	1,241,362

				2,365,401

Housing Revenue: 0.20%
Kansas Development Finance Authority MFHR Woodland Village Apartments Project Series J	1.68	7-1-2022	5,000,000	5,044,100

Tax Revenue: 0.41%
Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project	4.00	12-1-2028	605,000	575,016
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	24,725,000	10,106,838

				10,681,854

				18,091,355

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Kentucky: 2.26%

Education Revenue: 0.15%
Columbia KY Educational Development Lindsey Wilson College Incorporated Project	3.00%	12-1-2024	$3,795,000	$3,809,649

Health Revenue: 0.34%
Kentucky EDFA Health System Revenue Norton Healthcare Incorporate Series B (National Insured) ¤	0.00	10-1-2026	3,000,000	2,595,930
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	3.35	11-15-2020	335,000	332,183
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	5.00	11-15-2025	1,500,000	1,435,875
Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2022	1,000,000	961,320
Louisville & Jefferson County KY Metro Health System Revenue Norton Healthcare Incorporated Series C	5.00	10-1-2047	3,000,000	3,484,050

				8,809,358

Utilities Revenue: 1.77%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	3,755,000	4,220,132
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	14,725,000	16,218,704
Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	4,605,000	5,171,093
Kentucky Public Energy Authority Gas Supply Series C1	4.00	2-1-2050	17,150,000	20,038,403

				45,648,332

				58,267,339

Louisiana: 1.83%

Airport Revenue: 0.20%
New Orleans LA Aviation Board General North Terminal Project Series A	5.00	1-1-2032	1,000,000	1,139,730
New Orleans LA Aviation Board Gulf Opportunity Zone Controlled Foreign Corporation Revenue Refunding Bonds Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2031	1,250,000	1,534,738
New Orleans LA Aviation Board Gulf Opportunity Zone Controlled Foreign Corporation Revenue Refunding Bonds Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2032	2,000,000	2,438,280

				5,112,748

Education Revenue: 0.28%
Louisiana Public Facilities Authority Loyola University Project Series 2011	5.25	10-1-2025	2,815,000	2,900,773
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2020	1,000,000	994,540
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2021	1,950,000	1,896,102
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2022	1,500,000	1,403,130

				7,194,545

Industrial Development Revenue: 1.23%
St. James Parish Louisiana Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	0.31	11-1-2040	25,000,000	25,000,000
St. John the Baptist Parish Louisiana Series A	2.20	6-1-2037	7,000,000	6,702,150

				31,702,150

Miscellaneous Revenue: 0.05%
Louisiana Local Government Environmental Facilities and CDA Jefferson Parish Gomesa Project 144A	4.00	11-1-2044	1,440,000	1,268,078

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.07%
Greater Ouachita Water Company Incorporate Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	3.00%	9-1-2023	$250,000	$267,815
Greater Ouachita Water Company Incorporate Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2021	550,000	578,221
Greater Ouachita Water Company Incorporate Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2024	460,000	538,278
Greater Ouachita Water Company Incorporate Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2025	510,000	612,867

				1,997,181

				47,274,702

Maine: 0.04%

Health Revenue: 0.04%
Maine Health & HEFAR Series A	5.00	7-1-2027	750,000	910,425

Maryland: 3.13%

Education Revenue: 0.10%
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2015 144A	5.25	8-1-2022	1,285,000	1,311,805
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016	5.00	8-1-2026	1,335,000	1,382,513

				2,694,318

GO Revenue: 0.56%
Prince George’s County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2028	12,960,000	14,420,851

Housing Revenue: 2.03%
Maryland CDA Department of Housing & Community Multifamily Development Headen House Series B	2.45	3-1-2021	19,500,000	19,657,950
Maryland CDA Department of Housing & Community Multifamily Development Huntington Apartments Series C 144A	2.34	4-1-2021	5,000,000	5,041,850
Maryland Community Development Department Housing Rosemont Tower LLC Series F (FHA/GNMA Insured)	2.01	11-1-2021	18,500,000	18,678,895
Maryland State Administration Department of Housing & Community Development Park View at Taylor Series D	2.45	4-1-2021	8,820,000	8,898,410

				52,277,105

Tax Revenue: 0.40%
Maryland State Department of Transportation	4.00	12-15-2027	9,260,000	10,293,323

Water & Sewer Revenue: 0.04%
Baltimore MD Series A (National Insured)	5.65	7-1-2020	1,100,000	1,100,000

				80,785,597

Massachusetts: 3.76%

Education Revenue: 1.31%
Lowell MA Collegiate Charter School Revenue	4.00	6-15-2024	320,000	321,962
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2029	490,000	510,972
Massachusetts Development Finance Agency Harvard University Series A	5.00	7-15-2033	22,560,000	27,584,112
Massachusetts Development Finance Agency Sabis International Charter School Series 2015	5.00	4-15-2025	1,000,000	1,084,490
Massachusetts Educational Financing Authority AMT Issue I Series B	5.70	1-1-2031	1,625,000	1,627,080

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Massachusetts Educational Financing Authority Series B	5.00%	7-1-2023	$2,460,000	$2,689,912

				33,818,528

Health Revenue: 0.62%
Massachusetts Development Finance Agency Linden Ponds Incorporated Facility 144A	4.00	11-15-2023	1,095,000	1,067,001
Massachusetts Development Finance Agency Partners Healthcare System Series S-3 (SIFMA Municipal Swap +0.50%) ±	0.63	7-1-2038	14,870,000	14,817,063

				15,884,064

Miscellaneous Revenue: 1.47%
Massachusetts Series A (3 Month LIBOR +0.55%) ±	1.01	11-1-2025	15,800,000	15,702,040
Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2031	10,000,000	11,125,900
Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2032	10,000,000	11,104,100

				37,932,040

Tax Revenue: 0.36%
Massachusetts Bay Transportation Authority Assessment Bonds Series A	4.00	7-1-2037	9,000,000	9,398,970

				97,033,602

Michigan: 2.69%

Airport Revenue: 0.04%
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series C	5.00	12-1-2022	1,000,000	1,017,860

Education Revenue: 0.13%
Michigan Finance Authority Limited Obligation Refunding Bond Higher Education College Creative	5.00	12-1-2026	840,000	873,718
Michigan Finance Authority Limited Obligation Refunding Bond Higher Education College Creative	5.00	12-1-2027	585,000	607,663
Michigan Finance Authority Limited Obligation Refunding Bond Higher Education College Creative	5.00	12-1-2028	535,000	555,170
Michigan Finance Authority Limited Obligation Refunding Bond Higher Education College Creative	5.00	12-1-2029	590,000	611,057
Michigan Finance Authority Limited Obligation Refunding Bond Higher Education College Creative	5.00	12-1-2030	400,000	413,444
Michigan Finance Authority Limited Obligation Refunding Bonds Public School Academy Cesar Chavez Academy Project	3.25	2-1-2024	400,000	398,388

				3,459,440

GO Revenue: 0.33%
Constantine MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,200,000	1,245,816
Forest Hills MI Public Schools	5.00	5-1-2021	1,600,000	1,662,880
Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,000,000	1,037,760
Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2022	610,000	660,185
Hudsonville MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,465,000	1,520,934
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2024	1,025,000	1,140,128
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2025	1,000,000	1,133,180

				8,400,883

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.21%
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75%	11-15-2049	$4,800,000	$5,476,128

Housing Revenue: 0.35%
Michigan Housing Development Authority Series E (3 Month LIBOR +1.00%) ±	2.00	4-1-2042	9,065,000	9,061,283

Miscellaneous Revenue: 0.70%
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.40	10-1-2020	500,000	502,725
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.60	10-1-2021	500,000	506,245
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.80	10-1-2022	500,000	513,075
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.88	10-1-2023	2,500,000	2,585,575
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bond Series F	4.50	10-1-2029	5,685,000	5,961,405
Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2028	865,000	1,134,465
Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2029	1,500,000	1,968,555
Michigan Finance Authority Series H-1	5.00	10-1-2021	1,565,000	1,581,965
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	5.00	5-1-2023	1,900,000	1,901,349
Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	1,385,000	1,388,019

				18,043,378

Tax Revenue: 0.12%
Michigan Finance Authority Series 2014B	5.00	7-1-2032	3,000,000	3,233,280

Water & Sewer Revenue: 0.81%
Detroit MI Water & Sewage Department Series A	5.00	7-1-2022	1,000,000	1,090,510
Michigan Financial Authority Great Lakes Water Authority Series C-3 (AGM Insured)	5.00	7-1-2031	3,000,000	3,423,780
Michigan Financial Authority Local Government Loan Program Series C7 (National Insured)	5.00	7-1-2022	2,000,000	2,179,340
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2022	2,700,000	2,947,779
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2023	2,000,000	2,272,300
Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2022	2,080,000	2,266,514
Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2023	3,670,000	4,157,890
Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2024	2,130,000	2,489,736

				20,827,849

				69,520,101

Minnesota: 0.73%

Education Revenue: 0.20%
Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2023	260,000	271,424
Minneapolis MN Charter School Lease Revenue Northeast College Preparatory Project	5.00	7-1-2040	875,000	875,000
Minnesota State HEFAR Refunding Saint Catherine University Series A	5.00	10-1-2024	545,000	593,560
Minnesota State HEFAR Refunding Saint Catherine University Series A	5.00	10-1-2027	1,035,000	1,163,019
Minnesota State HEFAR Refunding Saint Catherine University Series A	5.00	10-1-2029	660,000	746,315
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	4.75	9-1-2022	490,000	496,444
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	5.00	9-1-2026	1,000,000	1,079,470

				5,225,232

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.27%
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85%	11-1-2058	$5,500,000	$5,386,425
St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A	5.25	11-15-2028	1,505,000	1,531,623

				6,918,048

Miscellaneous Revenue: 0.26%
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA LIQ, U.S. Bank NA SPA) øø	0.12	8-15-2037	6,825,000	6,825,000

				18,968,280

Mississippi: 0.31%

Health Revenue: 0.31%
Mississippi Hospital Equipment and Facilities Authority Revenue North Mississippi Health Services Series li	5.00	10-1-2040	3,930,000	4,730,030
Mississippi Hospital Equipment and Facilities Authority Revenue Refunding Bond Baptist Memorial Health Care	5.00	9-1-2044	3,000,000	3,379,050

				8,109,080

Missouri: 1.73%

Airport Revenue: 0.26%
Kansas City MO Airport Revenue Refunding Bond AMT General Improvement Series A	5.25	9-1-2025	6,390,000	6,684,132

Education Revenue: 0.34%
Missouri State HEFAR University Health Science	5.00	10-1-2026	925,000	1,081,899
Missouri State HEFAR University Health Science	5.00	10-1-2027	975,000	1,159,675
Missouri State HEFAR University Health Science	5.00	10-1-2028	1,025,000	1,239,143
Missouri State HEFAR Webster University Project	5.00	4-1-2022	775,000	802,094
Missouri State HEFAR Webster University Project	5.00	4-1-2023	450,000	473,301
Missouri State HEFAR Webster University Project	5.00	4-1-2024	2,820,000	3,007,022
Missouri State HEFAR Webster University Project	5.00	4-1-2025	350,000	377,206
Missouri State HEFAR Webster University Project	5.00	4-1-2026	500,000	540,605

				8,680,945

Health Revenue: 0.38%
Lees Summit MO IDA Senior Living Facilities Revenue Series A	5.00	8-15-2020	1,075,000	1,076,570
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.20	9-1-2039	8,700,000	8,700,000

				9,776,570

Miscellaneous Revenue: 0.53%
Branson MO IDA Branson Shoppes Series A	3.00	11-1-2021	1,055,000	1,051,424
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2022	350,000	354,263
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2023	750,000	759,075
Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2028	3,000,000	3,734,910
Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2030	2,000,000	2,506,240
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2021	930,000	948,089
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2022	970,000	1,015,095
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2023	1,010,000	1,074,044
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2024	1,000,000	1,115,980
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2025	1,105,000	1,253,413

				13,812,533

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.08%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75%	5-1-2023	$655,000	$647,009
Lees Summit MO Summit Fair Project Series 2017 144A	3.50	11-1-2023	265,000	260,127
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	1,195,000	1,192,455

				2,099,591

Water & Sewer Revenue: 0.14%
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2021	575,000	588,507
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2023	805,000	896,424
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2025	810,000	968,096
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2027	700,000	882,770
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2028	275,000	356,015

				3,691,812

				44,745,583

Nebraska: 0.65%

Utilities Revenue: 0.65%
Central Plains Energy Nebraska Gas Project #3 Series A	5.00	9-1-2025	3,290,000	3,816,696
Central Plains Energy Nebraska Gas Project #3 Series A	5.00	9-1-2026	3,750,000	4,432,078
Central Plains Energy Nebraska Gas Project #3 Series A	5.00	9-1-2027	1,000,000	1,203,870
Central Plains Energy Nebraska Gas Supply Revenue Refunding Bond (Royal Bank of Canada LIQ)	4.00	12-1-2049	6,340,000	7,196,397

				16,649,041

Nevada: 0.05%

Tax Revenue: 0.05%
Sparks NV Tourism Improvement District #1 Senior Revenue Refunding Bond Sales Tax Anticipation Notes 144A	2.50	6-15-2024	1,315,000	1,290,659

New Hampshire: 0.35%

Health Revenue: 0.25%
New Hampshire Covenant Health Systems Series B	5.00	7-1-2028	6,400,000	6,416,960

Housing Revenue: 0.10%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	2,486,397	2,665,020

				9,081,980

New Jersey: 4.50%

Airport Revenue: 0.49%
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2025	2,750,000	3,074,528
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2026	2,130,000	2,412,438
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2027	1,675,000	1,919,852
South Jersey NJ Port Corporation Marine Terminal Series R	4.00	1-1-2022	1,600,000	1,605,536
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2023	1,665,000	1,751,880
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2024	1,750,000	1,872,413

				12,636,647

Education Revenue: 0.30%
New Jersey Higher Education Student Assistance Authority Series 2014-1A-1	5.00	12-1-2021	2,250,000	2,361,173
New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2020	2,250,000	2,283,750
New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2021	2,815,000	2,954,089

				7,599,012

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 0.39%
New Jersey Housing & Mortgage Finance Agency MFHR Series C	2.41%	10-1-2021	$10,000,000	$10,042,500

Industrial Development Revenue: 0.15%
New Jersey EDA Elite Pharmaceuticals Project Series A	6.50	9-1-2030	355,000	306,393
New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2020	500,000	500,000
New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2021	585,000	595,325
New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2021	900,000	931,545
New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2023	1,520,000	1,645,628

				3,978,891

Miscellaneous Revenue: 1.26%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	9,175,000	9,133,896
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.38	7-1-2030	9,705,000	9,720,237
New Jersey EDA School Facilities Construction Project Prerefunded Bond Series EE	5.50	9-1-2021	2,025,000	2,095,895
New Jersey EDA School Facilities Construction Project Series EE	5.25	9-1-2025	2,350,000	2,402,899
New Jersey EDA School Facilities Construction Project Series K (Ambac Insured)	5.25	12-15-2020	3,000,000	3,042,180
New Jersey EDA School Facilities Construction Project Series NN (AGM Insured)	5.00	3-1-2024	1,645,000	1,790,303
New Jersey EDA School Facilities Construction Refunding Bond Project Series I (SIFMA Municipal Swap +1.25%) ±	1.38	9-1-2025	4,500,000	4,339,980

				32,525,390

Tax Revenue: 0.34%
New Jersey EDA School Facilities Construction Project Unrefunded Bond Series EE	5.50	9-1-2021	750,000	765,945
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	5,000,000	6,214,450
New Jersey State TTFA Transportation Program Series BB	5.00	6-15-2030	1,500,000	1,729,725

				8,710,120

Transportation Revenue: 1.35%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	12,000,000	9,792,120
New Jersey TTFA Series A	5.00	6-15-2022	4,815,000	5,030,134
New Jersey TTFA Series A	5.00	12-15-2025	1,000,000	1,122,520
New Jersey TTFA Series A	5.25	12-15-2020	1,950,000	1,977,417
New Jersey TTFA Series A	5.25	6-15-2022	2,785,000	2,917,427
New Jersey TTFA Series AA	5.00	6-15-2023	4,665,000	5,021,126
New Jersey TTFA Series AA	5.00	6-15-2023	1,350,000	1,418,931
New Jersey TTFA Series D	5.00	12-15-2023	6,960,000	7,569,905

				34,849,580

Water & Sewer Revenue: 0.22%
New Jersey EDA	2.20	10-1-2039	5,500,000	5,691,510

				116,033,650

New Mexico: 0.30%

Utilities Revenue: 0.30%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bond Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	6,660,000	7,831,161

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
New York: 7.46%

Airport Revenue: 1.60%
New York Transportation Development Corporation Special Refunding Bond Terminal One Group Association	5.00%	1-1-2022	$3,000,000	$3,069,060
Port Authority of New York & New Jersey Consolidated Bonds 205 Series	5.00	11-15-2025	475,000	573,520
Port Authority of New York & New Jersey Consolidated Bonds 172 Series	5.00	10-1-2027	5,000,000	5,313,100
Port Authority of New York & New Jersey Consolidated Bonds 185 Series	5.00	9-1-2028	5,000,000	5,707,400
Port Authority of New York & New Jersey Consolidated Bonds 207 Series	5.00	9-15-2027	21,380,000	26,652,308

				41,315,388

Education Revenue: 0.30%
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A	3.88	4-15-2023	610,000	614,386
Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	5.45	2-1-2027	2,880,000	2,995,978
Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	6.47	2-1-2033	1,435,000	1,561,007
Hempstead Town NY Local Development Corporation Education Revenue Academy Charter School Project Series A %%	4.76	2-1-2027	970,000	971,591
Hempstead Town NY Local Development Corporation Education Revenue Refunding Academy Charter School Project %%	4.76	2-1-2027	215,000	215,353
New York NY IDA Civic Facility Stars Churchill School Center Project (AGC Insured)	2.25	10-1-2029	1,425,000	1,459,186

				7,817,501

GO Revenue: 0.50%
Poughkeepsie City NY Refunding Bond Public Improvement	5.00	6-1-2024	340,000	358,108
Poughkeepsie City NY Refunding Bond Public Improvement	5.00	6-1-2025	235,000	249,744
Poughkeepsie City NY Refunding Bond Public Improvement	5.00	6-1-2031	600,000	628,746
Suffolk County NY Series A	5.00	3-19-2021	11,500,000	11,767,260

				13,003,858

Health Revenue: 0.68%
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (FHA Insured)	4.20	8-15-2025	7,195,000	7,215,290
New York Dormitory Authority Non-State Supported Debt Northwell Health Obligated Group	5.00	5-1-2048	6,000,000	7,083,660
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	9-1-2028	1,400,000	1,677,704
New York Dormitory Authority Revenues Non-State Supported Debit Montefiore Obligation Group Series A	5.00	9-1-2029	1,350,000	1,638,765

				17,615,419

Housing Revenue: 0.09%
New York HFA Affordable Housing Project Series M (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	2,250,000	2,251,643

Industrial Development Revenue: 0.53%
New York Liberty Development Corporation Refunding Bond	2.80	9-15-2069	2,000,000	1,959,760
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2026	11,030,000	11,728,861

				13,688,621

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.61%
New York City Transitional Future Tax Secured Subordinated Series E 1	5.00%	2-1-2031	$10,000,000	$10,637,400
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.17	2-15-2028	5,000,000	5,000,000

				15,637,400

Transportation Revenue: 3.15%
Metropolitan Transportacion Authority Revenue Various Refunding Bonds Subordinated Series G3 (SIFMA Municipal Swap +0.43%) ±	0.56	11-1-2031	20,000,000	18,235,200
Metropolitan Transportation Authority Subordinate Bond Series D (1 Month LIBOR +0.65%) ±	0.77	11-1-2035	17,235,000	16,806,366
New York Triborough Bridge & Tunnel Authority Series B (U.S. SOFR +0.50%) ±	0.56	11-15-2038	14,500,000	14,483,325
Tender Option Bond Trust Receipts/Certificates (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.17	11-15-2038	5,625,000	5,625,000
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.28	1-1-2044	21,110,000	21,110,000
Tender Option Bond Trust Receipts/Certificates (Morgan Stanley Bank LIQ) 144Aø	0.38	1-1-2053	5,000,000	5,000,000

				81,259,891

				192,589,721

North Carolina: 0.03%

Industrial Development Revenue: 0.03%
Columbus County NC Industrial Facilities and PCFA Refunding Bonds Recovery Zone Facility International Paper Company Project	2.00	11-1-2033	850,000	878,067

North Dakota: 0.48%

GO Revenue: 0.48%
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2025	960,000	1,137,523
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2026	1,115,000	1,351,391
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2027	1,170,000	1,449,958
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2028	1,225,000	1,551,916
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2029	1,290,000	1,626,755
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2030	1,355,000	1,699,238
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2031	1,420,000	1,770,626
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2032	1,490,000	1,845,603

				12,433,010

Ohio: 1.97%

Education Revenue: 0.08%
Portage County OH Port Authority Northeast Ohio Medical University Project	5.00	12-1-2026	1,980,000	2,039,301

Health Revenue: 0.70%
Akron OH Bath and Copley Joint Township Hospital District	5.00	1-1-2031	2,000,000	2,138,440
Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	2,500,000	2,681,525
Hamilton County OH Healthcare Series 2017	3.00	1-1-2022	465,000	462,108
Hamilton County OH Hospital Facilities Revenue UC Health	5.00	9-15-2027	615,000	756,714
Hamilton County OH Hospital Facilities Revenue UC Health	5.00	9-15-2028	650,000	816,322
Montgomery County OH Hospital Refunding Bonds Facilities Premier Health Partners	5.00	11-15-2033	4,000,000	4,680,960
Montgomery County OH Hospital Refunding Bonds Facilities Premier Health Partners	5.00	11-15-2034	5,460,000	6,367,507

				17,903,576

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 0.57%
Ohio HFA MFHR Chadwick Place & Union Square Apartments	1.60%	1-1-2022	$3,130,000	$3,142,457
Ohio HFA MFHR Terrace Towers Apartments Project	1.45	6-1-2022	11,525,000	11,642,209

				14,784,666

Resource Recovery Revenue: 0.19%
Ohio Air Quality Development Authority Revenue Refunding Bonds AMT American Electric Power Company	2.10	12-1-2027	4,930,000	4,976,046

Utilities Revenue: 0.16%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series A	3.25	9-1-2029	4,000,000	4,109,600

Water & Sewer Revenue: 0.27%
Columbus OH Sewerage System	5.00	6-1-2031	5,825,000	6,904,198

				50,717,387

Oklahoma: 0.71%

Education Revenue: 0.21%
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2025	925,000	1,040,616
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2026	975,000	1,109,589
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2027	1,370,000	1,574,294
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2028	715,000	830,666
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2029	755,000	885,358

				5,440,523

Miscellaneous Revenue: 0.31%
Carter County OK Public Facilities Authority Dickson Public Schools Project	4.00	9-1-2025	350,000	383,740
Carter County OK Public Facilities Authority Dickson Public Schools Project	5.00	9-1-2025	365,000	419,929
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2028	2,500,000	2,968,250
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2024	890,000	1,034,305
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2025	855,000	1,018,895
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2026	1,810,000	2,197,955

				8,023,074

Tax Revenue: 0.19%
Tulsa OK Public Facilities Authority Capital Improvements	4.00	10-1-2027	4,050,000	4,745,993

				18,209,590

Oregon: 0.47%

Health Revenue: 0.47%
Clackamas County OR Hospital Facility Authority Revenue Senior Living Rose Villa Project	2.75	11-15-2025	500,000	500,795
Multnomah County OR Hospital Facilities Authority Revenue Refunding Bonds Adventist Health System/West	5.00	3-1-2040	9,500,000	10,733,100

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Oregon State Facilities Authority Revenue Refunding Samaritan Health Services Project %%	5.00%	10-1-2025	$400,000	$467,904
Oregon State Facilities Authority Revenue Refunding Samaritan Health Services Project %%	5.00	10-1-2026	125,000	149,140
Oregon State Facilities Authority Revenue Refunding Samaritan Health Services Project %%	5.00	10-1-2027	300,000	363,879

				12,214,818

Other: 0.13%

Miscellaneous Revenue: 0.13%
FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1A øø	1.60	8-15-2051	2,839,872	2,895,419
Public Housing Capital Fund Trust II (HUD Insured) 144A	4.50	7-1-2022	341,557	348,412

				3,243,831

Pennsylvania: 5.68%

Education Revenue: 0.62%
Chester County PA IDA Avon Grove Charter School Project Series 2017A	4.00	12-15-2027	1,910,000	1,985,388
Chester County PA IDA Collegium Charter School Project Series A	3.70	10-15-2022	1,150,000	1,156,107
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program øø	2.00	11-1-2035	3,000,000	3,000,000
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2022	1,575,000	1,634,441
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2023	1,555,000	1,637,617
Philadelphia PA IDA Charter School Project Series 2016B	4.88	8-1-2026	1,720,000	1,819,502
Philadelphia PA IDA Charter School Project Series A	4.50	8-1-2026	2,630,000	2,751,006
Philadelphia PA IDA for Independence Charter School	4.00	6-15-2029	350,000	350,984
Philadelphia PA IDA Tacony Academy Christian School Project Series A-1	6.25	6-15-2023	400,000	424,940
Philadelphia PA IDA University of the Arts Series 2017 144A	5.00	3-15-2021	1,205,000	1,216,628

				15,976,613

GO Revenue: 1.53%
Allegheny County PA Penn Hills Schools District Series 2015 (BAM Insured)	5.00	11-15-2022	340,000	375,326
Allegheny County PA Penn Hills Schools District Series 2015 (BAM Insured)	5.00	11-15-2023	1,025,000	1,172,795
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2027	745,000	931,347
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2029	920,000	1,202,385
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2030	1,800,000	2,339,298
Bristol Township PA School District	5.25	6-1-2031	6,990,000	7,879,687
Philadelphia PA School District Series B	3.13	9-1-2020	200,000	200,746
Philadelphia PA School District Series D	5.00	9-1-2021	2,000,000	2,095,420
Philadelphia PA School District Series D	5.00	9-1-2022	3,565,000	3,880,716
Philadelphia PA School District Series E	5.25	9-1-2022	2,995,000	3,017,253
Philadelphia PA School District Series E	5.25	9-1-2023	5,770,000	5,812,871
Philadelphia PA School District Series F	5.00	9-1-2022	5,000,000	5,442,800
Scranton PA School District Series A	5.00	6-1-2024	750,000	863,295
Scranton PA School District Series A	5.00	6-1-2025	1,000,000	1,183,680
Scranton PA School District Series B (National Insured)	5.00	6-1-2024	665,000	765,455
Scranton PA School District Series B (National Insured)	5.00	6-1-2025	710,000	840,413
Scranton PA Series 2017 144A	5.00	9-1-2023	1,355,000	1,473,874

				39,477,361

Health Revenue: 0.98%
Berks County PA Municipal Authority Tower Health Project Series B2	5.00	2-1-2040	6,000,000	6,874,440
Bucks County PA IDA Hospital St. Lukes University Health Network	4.00	8-15-2031	750,000	857,753

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Bucks County PA IDA Hospital St. Lukes University Health Network	4.00%	8-15-2032	$1,390,000	$1,573,452
Fulton County PA IDA Medical Center Project	2.40	7-1-2020	810,000	810,000
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series C (SIFMA Municipal Swap +0.72%) ±	0.85	9-1-2051	3,500,000	3,499,650
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	1,500,000	1,471,980
Residual Interest Bond Floater Trust Series 2019-003 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.28	8-15-2038	10,000,000	10,000,000

				25,087,275

Housing Revenue: 0.59%
East Hempfield Township Pennsylvania Industrial Development Student Services Incorporate Student Housing	5.00	7-1-2025	1,330,000	1,336,876
Pennsylvania HFA Single Family Series 128A	4.75	4-1-2033	1,645,000	1,805,026
Pennsylvania HFA Special Limited Obligation MFHR Development Episcopal House	1.38	12-1-2022	12,000,000	12,115,320

				15,257,222

Industrial Development Revenue: 0.37%
Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	8,500,000	8,526,095
Pennsylvania State Economic Development Financial Authority Solid Waste Disposal CarbonLite P LLC Project 144A	5.25	6-1-2026	1,000,000	972,250

				9,498,345

Miscellaneous Revenue: 0.69%
Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	11,885,000	15,371,465
Delaware Valley PA Regional Finance Authority Local Government Series B (Ambac Insured)	5.70	7-1-2027	1,780,000	2,273,487
Delaware Valley PA Regional Finance Authority Local Government Series C (Ambac Insured)	7.75	7-1-2027	125,000	168,608

				17,813,560

Resource Recovery Revenue: 0.25%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incoporated Project Series A øø	1.95	4-1-2034	6,500,000	6,501,105

Transportation Revenue: 0.13%
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2027	570,000	678,465
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2028	590,000	696,914
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2029	410,000	481,898
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2030	425,000	496,336
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2031	440,000	510,145
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2032	460,000	529,787

				3,393,545

Water & Sewer Revenue: 0.52%
Luzerne County PA IDA Revenue Refunding Bond AMT Pennsylvania American Water Company Project	2.45	12-1-2039	3,250,000	3,516,663
Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	0.77	9-1-2040	10,000,000	9,957,900

				13,474,563

				146,479,589

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Rhode Island: 0.08%

Housing Revenue: 0.00%
Rhode Island Housing & Mortgage Finance	6.50%	4-1-2027	$15,000	$15,058

Miscellaneous Revenue: 0.08%
Providence RI RDA Series A	5.00	4-1-2022	1,940,000	2,024,720

				2,039,778

South Carolina: 0.46%

Education Revenue: 0.02%
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	575,000	593,153

Health Revenue: 0.11%
Greenville Hospital System South Carolina Hospital Refunding Bond	5.00	5-1-2029	2,725,000	2,879,617

Miscellaneous Revenue: 0.20%
Berkeley County SC Assessment Revenue Bonds Nexton Improvement District	4.00	11-1-2030	425,000	421,430
Lee County SC School Facilities Incorporated (AGM Insured)	4.00	12-1-2020	375,000	380,306
South Carolina Transportation Infrastructure Refunding Bonds Series A	5.00	10-1-2032	4,025,000	4,257,162

				5,058,898

Resource Recovery Revenue: 0.13%
South Carolina Jobs EDA	8.00	12-6-2029	260,000	246,514
South Carolina Jobs EDA Solid Waste Disposal RePower South Berkeley LLC 144A	5.25	2-1-2027	3,310,000	2,984,263

				3,230,777

				11,762,445

South Dakota: 0.33%

Health Revenue: 0.33%
South Dakota HEFA Avera Health Series A	5.00	7-1-2033	7,675,000	8,564,840

Tennessee: 0.66%

Utilities Revenue: 0.66%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	2,210,000	2,502,273
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	12,390,000	13,335,853
Tennessee Energy Acquisition Corporation Series B	5.63	9-1-2026	925,000	1,111,832

				16,949,958

Texas: 9.45%

Airport Revenue: 1.61%
Dallas Fort Worth TX International Airport Improvement Bonds AMT Series H	5.00	11-1-2032	9,175,000	9,575,856
Dallas Fort Worth TX International Airport Improvement Bonds AMT Series H	5.00	11-1-2037	22,000,000	22,901,780
Dallas Fort Worth TX International Airport Refunding Bonds AMT Series A	5.00	11-1-2032	3,125,000	3,447,688
Dallas Fort Worth TX International Airport Refunding Bonds AMT Series E	5.00	11-1-2032	1,970,000	1,999,885
Galveston TX Wharves and Terminal Refunding Bond	4.63	2-1-2024	755,000	758,986
Houston TX Airport System Subordinate Refunding Bonds AMT Series A	5.00	7-1-2031	2,750,000	2,934,030

				41,618,225

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 1.22%
Alamo TX Community College District Various Financing System	1.70%	11-1-2042	$1,370,000	$1,373,329
Arlington TX Higher Education Finance Corporate Education Series A	4.00	6-15-2026	530,000	531,071
Austin TX Community College District Series A	4.00	2-1-2023	320,000	349,229
Clifton TX Higher Education Finance Corporation Education Revenue International Leadership Texas Series A	6.00	3-1-2029	2,150,000	2,350,230
Clifton TX Higher Education Finance Corporation International Leadership Series 2015A	4.63	8-15-2025	8,905,000	9,414,900
Clifton TX Higher Education Finance Corporation Uplift Education Series 2018D	5.00	8-15-2025	6,565,000	7,285,574
Clifton TX Higher Education Finance Corporation Uplift Education Series A	4.00	12-1-2025	2,835,000	2,936,039
New Hope Cultural Education Facilities Finance Corporation Texas Education Revenue Cumberland Academy Series A 144A	4.00	8-15-2030	1,735,000	1,742,114
New Hope TX Cultural Education Facilities Finance Corporation Jubilee Academic Center 144A	3.38	8-15-2021	1,070,000	1,068,395
Newark TX Higher Educational Finance Corporation Charter Schools Incorporated Series 2015 A 144A	4.63	8-15-2025	1,360,000	1,445,462
Texas PFA Southern University Financing System (BAM Insured)	5.00	11-1-2020	1,715,000	1,735,134
Texas PFA Southern University Financing System (BAM Insured)	5.00	11-1-2021	1,275,000	1,334,237

				31,565,714

GO Revenue: 3.50%
Brazosporight TX Independent School District School Building Series A	4.00	2-15-2029	2,355,000	2,813,259
Denton TX Independent School District Refunding Bonds Series B	5.00	8-15-2032	5,000,000	5,465,050
Grapevine Colleyville TX Independent School Building	5.00	8-15-2034	2,890,000	3,470,485
Grapevine Colleyville TX Independent School Building	5.00	8-15-2035	1,600,000	1,917,840
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2031	10,110,000	11,187,018
Leander TX Independent School District CAB Bonds Series 2014C ¤	0.00	8-15-2035	2,975,000	1,677,870
Northside TX Independent School District Building Bond Series 2018	2.75	8-1-2048	11,275,000	11,907,077
Northwest TX Independent School District Refunding Bonds	5.00	2-15-2032	1,750,000	2,076,760
Texas State College Student Loan	4.00	8-1-2032	1,500,000	1,812,735
Texas Transportation Commission Mobility Fund Refunding Bonds Series A	5.00	10-1-2030	40,760,000	48,004,275

				90,332,369

Health Revenue: 0.25%
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016	5.00	2-15-2021	560,000	556,741
New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00	8-15-2024	1,000,000	1,170,340
New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00	8-15-2026	2,000,000	2,465,840
New Hope TX Cultural Education Facilities Finance Corporation Presbyterian Village North Project	5.00	10-1-2020	680,000	680,483
New Hope TX Cultural Education Facilities Finance Corporation Presbyterian Village North Project	5.00	10-1-2023	1,570,000	1,578,761

				6,452,165

Housing Revenue: 0.14%
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Tarleton State University Project	5.38	4-1-2028	1,845,000	1,926,383
New Hope TX ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2021	310,000	312,170
New Hope TX ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2022	870,000	883,633
New Hope TX ECFA Collegiate Housing Tarleton State University Series A	5.00	4-1-2025	480,000	510,134

				3,632,320

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.44%
Austin Convention Enterprises Incorporated Series 2017B	5.00%	1-1-2021	$500,000	$490,430
Houston TX Airport System Refunding Bond United Airlines Incorporated Terminal E Project	4.50	7-1-2020	8,150,000	8,150,000
Houston TX Airport System Revenue AMT Series B2	5.00	7-15-2020	2,750,000	2,754,510

				11,394,940

Miscellaneous Revenue: 0.53%
Houston TX Airport System Revenue Refunding AMT Special Facilities United	5.00	7-1-2027	1,750,000	1,820,123
Lewisville TX Combination Contract Revenue Special Assessment Bonds Utility System 144A	8.00	9-1-2039	1,895,000	1,953,404
Lewisville TX Combination Contract Revenue Special Assessment Bonds Utility System 144A	8.00	9-1-2039	1,775,000	1,829,706
Lower Colorado River Authority Texas Transmission Contract LCRA Transmission Services Corporation	5.00	5-15-2028	1,845,000	2,146,049
Texas Transportation Commission Highway Improvement	5.00	4-1-2027	3,010,000	3,530,580
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (National/FHA Insured)	7.65	7-1-2022	2,125,000	2,311,724

				13,591,586

Resource Recovery Revenue: 0.21%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	0.92	4-1-2040	5,365,000	5,365,000

Transportation Revenue: 0.35%
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2021	1,000,000	1,013,320
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2023	500,000	533,420
Texas Private Activity Bond Surface Transportation Corporation Senior Lien LBJ Infrastructure Group LLC	7.00	6-30-2040	1,250,000	1,256,875
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Notes Mobility	5.00	12-31-2030	1,000,000	1,242,150
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Notes Mobility	5.00	12-31-2032	1,000,000	1,223,850
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Notes Mobility	5.00	12-31-2033	3,000,000	3,657,450

				8,927,065

Utilities Revenue: 0.41%
San Antonio TX Electric & Gas Revenue Various Refunding Junior Lien Series 2020	1.75	2-1-2049	4,250,000	4,328,285
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond	2.75	2-1-2048	6,000,000	6,308,700

				10,636,985

Water & Sewer Revenue: 0.79%
Dallas TX Waterworks Refunding Bonds Series A	5.00	10-1-2029	16,225,000	20,275,247

				243,791,616

Utah: 0.22%

Airport Revenue: 0.18%
Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2029	1,000,000	1,254,830
Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2031	2,705,000	3,345,625

				4,600,455

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.04%
Utah Charter School Finance Authority Ronald Wilson Reagan Academy Project Series A 144A	3.50%	2-15-2026	$1,215,000	$1,197,285

				5,797,740

Vermont: 0.45%

Education Revenue: 0.37%
Vermont Student Assistance Corporation Series A	5.00	6-15-2021	1,800,000	1,855,188
Vermont Student Assistance Corporation Series A	5.00	6-15-2022	550,000	583,594
Vermont Student Assistance Corporation Series A	5.00	6-15-2023	1,200,000	1,306,608
Vermont Student Assistance Corporation Series B (1 Month LIBOR +1.00%) ±	1.17	6-2-2042	5,985,747	5,784,147

				9,529,537

Housing Revenue: 0.08%
Vermont Housing Finance Agency Multiple Purpose Series A (GNMA/FNMA/FHLMC Insured)	3.75	11-1-2050	1,815,000	2,007,299

				11,536,836

Virginia: 2.30%

Health Revenue: 0.03%
Roanoke VA EDA Residential Care Facility Revenue Richfield Living	4.30	9-1-2030	770,000	725,656

Miscellaneous Revenue: 0.28%
Westmoreland County VA IDA Lease BAN High School Project	2.00	6-1-2022	7,000,000	7,159,740

Transportation Revenue: 1.08%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	20,000,000	21,573,190
Toll Road Investors Partnership II LP Series 1999B (National Public Finance Guaranty Insured) 144A¤	0.00	2-15-2029	10,000,000	6,480,178

				28,053,368

Utilities Revenue: 0.91%
Chesapeake VA EDA Poll Control Electric & Power Company Series 2008A	1.90	2-1-2032	4,250,000	4,395,138
Louisa VA Electric and Power IDA Series 2008B	2.15	11-1-2035	19,050,000	19,056,096

				23,451,234

				59,389,998

Washington: 1.32%

Airport Revenue: 0.08%
Port of Seattle WA Intermediate Lien Revenue Bonds AMT Series 2018A	5.00	5-1-2036	1,710,000	2,002,667

GO Revenue: 0.24%
Washington State Refunding Bonds Motor Vehicle Fuel Tax %%	5.00	6-1-2027	1,120,000	1,396,416
Washington State Refunding Bonds Motor Vehicle Fuel Tax %%	5.00	6-1-2028	1,500,000	1,921,440
Washington State Refunding Bonds Motor Vehicle Fuel Tax %%	5.00	6-1-2029	1,000,000	1,312,270
Washington State Refunding Bonds Motor Vehicle Fuel Tax %%	5.00	6-1-2030	1,150,000	1,541,058

				6,171,184

Health Revenue: 0.79%
Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.40%) ±	1.53	1-1-2035	11,000,000	10,768,340
Washington Health Care Facilities Authority Commonspirit Health Series B3	5.00	8-1-2049	3,000,000	3,528,990

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	1.22%	1-1-2042	$6,050,000	$6,046,249

				20,343,579

Housing Revenue: 0.21%
Snohomish County WA Housing Authority	5.00	4-1-2027	1,130,000	1,392,680
Snohomish County WA Housing Authority	5.00	4-1-2028	1,610,000	2,025,251
Snohomish County WA Housing Authority	5.00	4-1-2029	1,690,000	2,160,902

				5,578,833

				34,096,263

West Virginia: 0.48%

Education Revenue: 0.05%
West Virginia University Revenues Refunding West Virginia University Projects Series B	5.00	10-1-2041	1,000,000	1,271,390

Miscellaneous Revenue: 0.09%
Roane County WV Building Commission Lease BAN Roane General Hospital	2.55	11-1-2021	2,250,000	2,261,430

Tax Revenue: 0.12%
Monongalia County WV Commission Special District University Town Center Series A 144A	4.50	6-1-2027	3,105,000	3,194,145

Utilities Revenue: 0.22%
West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	5,450,000	5,589,466

				12,316,431

Wisconsin: 2.72%

Airport Revenue: 0.04%
Wisconsin PFA Airport Series C	5.00	7-1-2022	905,000	927,887

Education Revenue: 0.22%
Corvian County WI Community School Revenue 144A	4.25	6-15-2029	1,015,000	1,019,385
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	4.75	8-1-2023	640,000	669,005
PFA Wisconsin Charter School Revenue American Preparatory Academy 144A	4.00	7-15-2029	650,000	641,264
PFA Wisconsin Education Revenue Corvian Community School Series A 144A	4.00	6-15-2029	965,000	955,678
Pine Lake WI PFA Preparatory Series 2015 144A	4.35	3-1-2025	1,805,000	1,837,689
Wisconsin PFA Roseman University of Health Sciences Project Series 2012	5.00	4-1-2022	630,000	644,125

				5,767,146

GO Revenue: 0.99%
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2022	1,245,000	1,346,891
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2023	1,860,000	2,091,142
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2024	1,000,000	1,166,180
Wisconsin State Series B	5.00	5-1-2031	12,230,000	15,003,153
Wisconsin State Series B	5.00	5-1-2034	5,000,000	5,910,450

				25,517,816

Health Revenue: 0.59%
Wisconsin HEFA Bellin Memorial Hospital Series 2015	3.00	12-1-2020	745,000	751,385
Wisconsin HEFA Bellin Memorial Hospital Series 2015	5.00	12-1-2022	755,000	826,461

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Wisconsin HEFA Beloit Health System Incorporated	5.00%	7-1-2027	$1,145,000	$1,394,129
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2028	600,000	745,056
Wisconsin HEFA Marshfield Clinic Health System	5.00	2-15-2052	3,000,000	3,425,730
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2027	375,000	391,575
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2028	470,000	489,796
Wisconsin HEFA Temps 50 St. Camillus Health System Incorporated	2.25	11-1-2026	4,000,000	3,737,720
Wisconsin PFA Bancroft Neurohealth Project Series A 144A	4.00	6-1-2021	1,370,000	1,382,234
Wisconsin State HEFA Ascension Health Credit Group Series A	4.00	11-15-2034	2,000,000	2,211,600

				15,355,686

Miscellaneous Revenue: 0.22%
Monona WI Anticipation Notes Series D	3.63	9-1-2022	1,925,000	1,933,586
Wisconsin State Series 2	5.00	11-1-2029	3,000,000	3,705,180

				5,638,766

Tax Revenue: 0.58%
Wisconsin State General Fund Annual Appropriations Series A	5.00	5-1-2028	11,775,000	14,948,598

Water & Sewer Revenue: 0.08%
Wisconsin Clean Water Refunding Bonds Series 2012	5.00	6-1-2023	310,000	347,234
Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2026	1,525,000	1,797,152

				2,144,386

				70,300,285

Total Municipal Obligations (Cost $2,464,995,862)				2,533,275,908

Closed End Municipal Bond Fund Obligations: 0.39%

Other: 0.39%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (10,000 shares) 0.92% 144Aø			10,000,000	10,000,000

Total Closed End Municipal Bond Fund Obligations (Cost $10,000,000)				10,000,000

	Yield		Shares
Short-Term Investments: 0.88%

Investment Companies: 0.88%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	0.10		22,720,411	22,727,227

Total Short-Term Investments (Cost $22,724,557)				22,727,227

Total investments in securities (Cost $2,497,720,419)	99.42%	2,566,003,135

Other assets and liabilities, net	0.58	14,853,966

Total net assets	100.00%	$2,580,857,101

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2020

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SOFR	Secured Overnight Financing Rate

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2020

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

10-Year U.S. Treasury Notes	(30)	9-21-2020	$(4,159,417)	$(4,175,157)	$0	$(15,740)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$837,029	$851,495,678	$(829,620,414)	$12,431	$2,503	$186,833	$22,727,227	0.88%

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Strategic Municipal Bond Fund

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $2,474,995,862)	$2,543,275,908
Investment in affiliated securities, at value (cost $22,724,557)	22,727,227
Segregated cash for futures contracts	60,008
Receivable for investments sold	5,845,600
Receivable for Fund shares sold	4,562,324
Receivable for interest	24,567,447
Receivable for daily variation margin on open futures contracts	4,688
Prepaid expenses and other assets	33,857

Total assets	2,601,077,059

Liabilities
Payable for investments purchased	13,589,809
Payable for Fund shares redeemed	4,857,556
Management fee payable	760,433
Dividends payable	562,799
Administration fees payable	209,192
Distribution fee payable	42,953
Trustees’ fees and expenses payable	3,492
Accrued expenses and other liabilities	193,724

Total liabilities	20,219,958

Total net assets	$2,580,857,101

Net assets consist of
Paid-in capital	$2,523,232,408
Total distributable earnings	57,624,693

Total net assets	$2,580,857,101

Computation of net asset value and offering price per share
Net assets – Class A	$545,669,788
Shares outstanding – Class A1	59,502,580
Net asset value per share – Class A	$9.17
Maximum offering price per share – Class A2	$9.55
Net assets – Class C	$69,472,125
Shares outstanding – Class C1	7,549,513
Net asset value per share – Class C	$9.20
Net assets – Class R6	$20,458,611
Shares outstanding – Class R6[1]	2,230,682
Net asset value per share – Class R6	$9.17
Net assets – Administrator Class	$115,888,565
Shares outstanding – Administrator Class[1]	12,644,177
Net asset value per share – Administrator Class	$9.17
Net assets – Institutional Class	$1,829,368,012
Shares outstanding – Institutional Class[1]	199,532,877
Net asset value per share – Institutional Class	$9.17

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  43

Statement of operations—year ended June 30, 2020

Investment income
Interest	$66,440,869
Interest from affiliated securities	186,833

Total investment income	66,627,702

Expenses
Management fee	9,347,989
Administration fees
Class A	882,722
Class C	121,187
Class R6	4,870
Administrator Class	137,871
Institutional Class	1,425,731
Shareholder servicing fees
Class A	1,379,254
Class C	189,341
Administrator Class	344,529
Distribution fee
Class C	568,022
Custody and accounting fees	83,722
Professional fees	52,986
Registration fees	133,772
Shareholder report expenses	28,262
Trustees’ fees and expenses	21,541
Interest expense	2,803
Other fees and expenses	30,504

Total expenses	14,755,106
Less: Fee waivers and/or expense reimbursements
Class A	(1,687)
Class C	(10)
Administrator Class	(66,594)

Net expenses	14,686,815

Net investment income	51,940,887

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(10,428,039)
Affiliated securities	12,431
Futures contracts	(160,630)

Net realized losses on investments	(10,576,238)

Net change in unrealized gains (losses) on
Unaffiliated securities	12,258,036
Affiliated securities	2,503
Futures contracts	(15,740)

Net change in unrealized gains (losses) on investments	12,244,799

Net realized and unrealized gains (losses) on investments	1,668,561

Net increase in net assets resulting from operations	$53,609,448

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Strategic Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$51,940,887		$46,487,672
Net realized gains (losses) on investments		(10,576,238)		5,975,953
Net change in unrealized gains (losses) on investments		12,244,799		45,705,609

Net increase in net assets resulting from operations		53,609,448		98,169,234

Distributions to shareholders from net investment income and net realized gains
Class A		(10,397,610)		(9,763,010)
Class C		(857,859)		(1,245,785)
Class R6		(365,000)		(193,619)[1]
Administrator Class		(2,747,561)		(3,446,885)
Institutional Class		(39,466,814)		(31,841,170)

Total distributions to shareholders		(53,834,844)		(46,490,469)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,849,916	172,905,977	19,706,942	177,435,241
Class C	1,396,675	12,877,889	1,344,541	12,107,980
Class R6	2,389,745	21,930,358	2,320,780 [1]	20,830,779 [1]
Administrator Class	2,699,164	24,742,963	5,609,233	50,252,974
Institutional Class	93,352,999	853,335,830	100,346,510	902,217,837

		1,085,793,017		1,162,844,811

Reinvestment of distributions
Class A	1,035,246	9,479,576	995,585	8,956,377
Class C	79,915	734,143	120,097	1,082,404
Class R6	11,437	104,320	0 [1]	0 [1]
Administrator Class	292,011	2,673,202	373,089	3,350,926
Institutional Class	3,591,282	32,877,993	2,885,056	25,969,024

		45,869,234		39,358,731

Payment for shares redeemed
Class A	(18,134,239)	(164,712,253)	(17,937,947)	(161,039,725)
Class C	(2,900,830)	(26,634,023)	(5,379,557)	(48,528,767)
Class R6	(1,623,820)	(14,770,396)	(867,460)[1]	(7,804,378)[1]
Administrator Class	(6,663,826)	(60,284,872)	(11,142,539)	(99,719,756)
Institutional Class	(77,609,421)	(703,994,181)	(60,128,198)	(539,512,255)

		(970,395,725)		(856,604,881)

Net increase in net assets resulting from capital share transactions		161,266,526		345,598,661

Total increase in net assets		161,041,130		397,277,426

Net assets
Beginning of period		2,419,815,971		2,022,538,545

End of period		$2,580,857,101		$2,419,815,971

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  45

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.14	$8.93	$8.94	$9.06	$8.90
Net investment income	0.17	0.18	0.15	0.13	0.14
Net realized and unrealized gains (losses) on investments	0.03	0.21	0.01	(0.07)	0.18

Total from investment operations	0.20	0.39	0.16	0.06	0.32
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.15)	(0.13)	(0.14)
Net realized gains	(0.01)	0.00	(0.02)	(0.05)	(0.02)

Total distributions to shareholders	(0.17)	(0.18)	(0.17)	(0.18)	(0.16)
Net asset value, end of period	$9.17	$9.14	$8.93	$8.94	$9.06
Total return[1]	2.23%	4.41%	1.82%	0.65%	3.67%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.82%	0.81%	0.81%
Net expenses	0.79%	0.80%	0.82%	0.81%	0.81%
Net investment income	1.81%	1.99%	1.69%	1.45%	1.53%
Supplemental data
Portfolio turnover rate	26%	29%	33%	31%	53%
Net assets, end of period (000s omitted)	$545,670	$528,004	$491,128	$550,965	$726,135

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Strategic Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.17	$8.96	$8.97	$9.09	$8.94
Net investment income	0.10	0.11 [1]	0.08 [1]	0.07	0.07
Net realized and unrealized gains (losses) on investments	0.04	0.21	0.01	(0.07)	0.17

Total from investment operations	0.14	0.32	0.09	(0.00)	0.24
Distributions to shareholders from
Net investment income	(0.10)	(0.11)	(0.08)	(0.07)	(0.07)
Net realized gains	(0.01)	0.00	(0.02)	(0.05)	(0.02)

Total distributions to shareholders	(0.11)	(0.11)	(0.10)	(0.12)	(0.09)
Net asset value, end of period	$9.20	$9.17	$8.96	$8.97	$9.09
Total return[2]	1.47%	3.62%	1.06%	(0.10)%	2.78%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.55%	1.57%	1.56%	1.56%
Net expenses	1.54%	1.55%	1.57%	1.56%	1.56%
Net investment income	1.06%	1.24%	0.94%	0.72%	0.78%
Supplemental data
Portfolio turnover rate	26%	29%	33%	31%	53%
Net assets, end of period (000s omitted)	$69,472	$82,331	$115,518	$137,955	$156,560

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  47

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$9.15	$8.94
Net investment income	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.03	0.21

Total from investment operations	0.23	0.41
Distributions to shareholders from
Net investment income	(0.20)	(0.20)
Net realized gains	(0.01)	0.00

Total distributions to shareholders	(0.21)	(0.20)
Net asset value, end of period	$9.17	$9.15
Total return[2]	2.51%	4.61%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.41%
Net expenses	0.41%	0.41%
Net investment income	2.19%	2.39%
Supplemental data
Portfolio turnover rate	26%	29%
Net assets, end of period (000s omitted)	$20,459	$13,291

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Strategic Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.14	$8.93	$8.93	$9.06	$8.90
Net investment income	0.17	0.19	0.16	0.14	0.15
Net realized and unrealized gains (losses) on investments	0.04	0.21	0.02	(0.08)	0.18

Total from investment operations	0.21	0.40	0.18	0.06	0.33
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.16)	(0.14)	(0.15)
Net realized gains	(0.01)	0.00	(0.02)	(0.05)	(0.02)

Total distributions to shareholders	(0.18)	(0.19)	(0.18)	(0.19)	(0.17)
Net asset value, end of period	$9.17	$9.14	$8.93	$8.93	$9.06
Total return	2.34%	4.53%	2.07%	0.67%	3.80%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.76%	0.75%	0.74%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.92%	2.10%	1.80%	1.51%	1.66%
Supplemental data
Portfolio turnover rate	26%	29%	33%	31%	53%
Net assets, end of period (000s omitted)	$115,889	$149,097	$191,723	$195,138	$408,846

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  49

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.14	$8.93	$8.94	$9.06	$8.90
Net investment income	0.20	0.21	0.18	0.16	0.17
Net realized and unrealized gains (losses) on investments	0.04	0.21	0.01	(0.07)	0.18

Total from investment operations	0.24	0.42	0.19	0.09	0.35
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.18)	(0.16)	(0.17)
Net realized gains	(0.01)	0.00	(0.02)	(0.05)	(0.02)

Total distributions to shareholders	(0.21)	(0.21)	(0.20)	(0.21)	(0.19)
Net asset value, end of period	$9.17	$9.14	$8.93	$8.94	$9.06
Total return	2.57%	4.75%	2.16%	0.99%	4.02%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.47%	0.49%	0.48%	0.48%
Net expenses	0.46%	0.47%	0.48%	0.48%	0.48%
Net investment income	2.14%	2.32%	2.05%	1.85%	1.85%
Supplemental data
Portfolio turnover rate	26%	29%	33%	31%	53%
Net assets, end of period (000s omitted)	$1,829,368	$1,647,093	$1,224,170	$1,033,007	$608,995

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Wells Fargo Strategic Municipal Bond Fund  |  51

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $2,497,704,676 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$78,615,197

Gross unrealized losses	(10,332,478)

Net unrealized gains	$68,282,719

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $8,424,845 in short-term capital losses and $2,167,133 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

52  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$2,533,275,908	$0	$2,533,275,908

Closed end municipal bond fund obligations	0	10,000,000	0	10,000,000

Short-term investments

Investment companies	22,727,227	0	0	22,727,227

Total assets	$22,727,227	$2,543,275,908	$0	$2,566,003,135

Liabilities

Futures contracts	$15,740	$0	$0	$15,740

Total liabilities	$15,740	$0	$0	$15,740

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts , the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Wells Fargo Strategic Municipal Bond Fund  |  53

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.43% for Class R6 shares, 0.68% for Administrator Class shares and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to November 1, 2019, the Fund’s expenses were capped at 0.82% for Class A shares and 1.57% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $12,709 from the sale of Class A shares and $809 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $118,220,000 and $154,420,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $1,108,964,421 and $591,182,418, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2020, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $1,256,151 in long futures contracts and $1,653,800 in short futures contracts during the year ended June 30, 2020.

54  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended June 30, 2020, the Fund had average borrowings outstanding of $158,362 at an average rate of 1.77% and paid interest in the amount of $2,803.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	Year ended June 30

	2020	2019

Ordinary income	$2,091,065	$0

Tax-exempt income	51,743,779	46,490,469

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$507,063	$68,282,719	$(10,591,978)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Strategic Municipal Bond Fund  |  55

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Strategic Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

56  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

For the fiscal year ended June 30, 2020, $2,091,065 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Strategic Municipal Bond Fund  |  57

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Strategic Municipal Bond Fund  |  59

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

60  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Strategic Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

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Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the three-, five- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the three-, five- and ten-year periods ended March 31, 2020, and lower than its benchmark index for the one-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, in range of or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

62  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to funds management and the sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Strategic Municipal Bond Fund  |  63

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

64  |  Wells Fargo Strategic Municipal Bond Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Strategic Municipal Bond Fund  |  65

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

66  |  Wells Fargo Strategic Municipal Bond Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Strategic Municipal Bond Fund  |  67

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

68  |  Wells Fargo Strategic Municipal Bond Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00249 08-20

A257/AR257 06-20

Annual Report

June 30, 2020

Wells Fargo

High Yield Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo High Yield Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo High Yield Municipal Bond Fund

Letter to shareholders (unaudited)

and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo High Yield Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo High Yield Municipal Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo High Yield Municipal Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks high current income exempt from federal income tax, and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Terry J. Goode

Average annual total returns (%) as of June 30, 2020

		Including sales charge			Excluding sales charge					Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year		5 year	Since inception		Gross	Net[2]

Class A (WHYMX)	1-31-2013	-5.37	3.22	3.97	-0.88	*	4.18	4.61		1.09	0.80

Class C (WHYCX)	1-31-2013	-2.63	3.40	3.84	-1.63		3.40	3.84		1.84	1.55

Class R6 (EKHRX)[3]	7-31-2018	–	–	–	-0.68		4.46	4.89		0.71	0.50

Administrator Class (WHYDX)	1-31-2013	–	–	–	-0.87		4.28	4.72		1.03	0.70

Institutional Class (WHYIX)	1-31-2013	–	–	–	-0.64	*	4.44	4.87		0.76	0.55

High Yield Municipal Bond Blended Index[4]	–	–	–	–	2.48		5.06	4.07	**	–	–

Bloomberg Barclays Municipal Bond Index[5]	–	–	–	–	4.45		3.93	3.44	**	–	–

Bloomberg Barclays High Yield Municipal Bond Index[6]	–	–	–	–	1.02		5.77	4.45	**	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo High Yield Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[7]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.50% for Class R6, 0.70% for Administrator Class, and 0.55% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

Source: Wells Fargo Funds Management LLC. The High Yield Municipal Bond Blended Index is weighted 60% in the Bloomberg Barclays High Yield Municipal Bond Index and 40% in the Bloomberg Barclays Municipal Bond Index. Effective November 1, 2019, the Fund’s benchmark changed from Bloomberg Barclays Municipal Bond Index to the High Yield Municipal Bond Blended Index to better match the Fund’s investment strategy. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]

The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares since inception with the High Yield Municipal Bond Blended Index, Bloomberg Barclays Municipal Bond Index, and the Bloomberg Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[8]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo High Yield Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its benchmarks, the High Yield Municipal Bond Blended Index, the Bloomberg Barclays Municipal Bond Index, and the Bloomberg Barclays High Yield Municipal Bond Index, for the year that ended June 30, 2020.

∎

Our yield-curve positioning relative to the benchmark was a positive contributor. However, our more conservative duration positioning was a detractor as interest rates declined over the 12-month period ending June 30, 2020. We started the fiscal year shorter than the benchmark and underweight the 20-year and long bond maturity segments. We were overweight the best-performing 7-year maturity segment.

∎

An overweight to nonrated bonds detracted from relative performance as credit spreads widened and were extremely volatile over the 12-month period. As the period ended, credit spreads were beginning to contract as demand for yield paper increased with interest rates at or near record lows. However, investment-grade bonds were among the best performers in the index.

∎	Security selection, especially in the education sector, was the biggest driver of performance, and our overweight to selected high-yield bonds added to returns.

Effective maturity distribution as of June 30, 2020[8]

The coronavirus pandemic and the associated containment efforts became the dominant market influence over the 12-month period.

In 2019, market expectations moved the U.S. Federal Reserve (Fed) from a rate-hiking posture to multiple cuts in what was considered a “mid-cycle adjustment” at the time. Generally positive U.S. economic data was enough for most investors to expect continued slow growth and an extension of the economic expansion. Global trade tensions prompted a rise in market volatility, which subsided with the passage of a Phase One U.S.-China trade deal late in the calendar year. President Trump was formally impeached and ultimately acquitted by the U.S. Senate. By March, the coronavirus pandemic brought an end to the longest bull market on record.

The municipal bond market was heavily influenced by technical factors throughout the reporting period. Municipal mutual funds saw 61 straight weeks of net inflows, which pushed yields across ratings categories to all-time lows by late February. Low yields and ample demand drove municipal issuance higher but also altered the mix. Taxable municipal bonds as a proportion of new-issue municipal debt was at its highest level since 2010 by period-end. Pandemic-related volatility and liquidity pressures prompted record-setting outflows from municipal bonds in March. Strong support by the Fed, including a Municipal Liquidity Facility and more than $2.5 trillion in fiscal stimulus, buoyed markets and bolstered investor confidence. Several weeks of consecutive positive net flows for municipal funds and strong demand for new bonds drove yields back near the lows for highly rated issues. The 12-month period ended with the Fed pledging to keep short rates low for the foreseeable future, and the fundamental outlook for municipal issuers came into question as the path of recovery from the virus remains extraordinarily uncertain.

Security selection and yield-curve positioning were positive, but were more than offset by an overweight to nonrated bonds and conservative duration positioning.

Yield-curve positioning, particularly among the 5- to 7-year and 15-year maturity segments, contributed to performance. Sector allocation among charter schools also aided performance, while conservative duration positioning was somewhat offset by security selection. We started the period defensively positioned and extended duration tactically, ending the period closer to neutral. The largest individual contributors to performance included industrial development revenue/pollution control revenue (IDR/PCR) bonds, senior living, and charter schools. Detractors from performance included a distressed IDR/PCR bond we sold as well as bond sells during the most volatile month of March.

Demand for income characterized the beginning and the end of the 12-month period, with extreme bouts of volatility in between. Once volatility subsided, continued focus on finding attractive yielding bonds returned as overall interest rates

Please see footnotes on page 7.

8  |  Wells Fargo High Yield Municipal Bond Fund

Performance highlights (unaudited)

remained low by historical standards. The return to positive flows toward period-end after significant outflows enabled bond prices in the high yield sector to begin to recover. However, it was not enough to outweigh the volatility and poor performance experienced as credit concerns due to the coronavirus affected several sectors and the non-investment grade rating category. We actively traded some new issues, particularly in the IDR/PCR sector, and were able to exit before steep price declines.

Credit quality as of June 30, 2020[9]

We remain underweight state general obligation (GO) bonds but are overweight local GO bonds, especially those in Illinois and Colorado. Our largest revenue sector overweight is to education, which represents mainly charter schools, the Fund’s best performing sector. Our underweight to the IDR/PCR sector, especially tobacco settlement bonds, led to underperformance relative to the index. Lack of exposure to Puerto Rico for most of the period also hurt performance.

Rates are likely to remain low over the foreseeable future. Rating downgrades are expected, but defaults in the investment-grade space are expected to remain rare.

The longest economic expansion in history is over. The economic impact of the pandemic worldwide and nationally has yet to be fully realized. As we reopen the economy, we expect to see a boost versus the lows of April, but economic activity is likely to remain muted and pressure more troubled credits. Most states and municipalities came into this in the best financial shape they’ve been in for decades, notwithstanding pension challenges of certain issuers. Municipal issuers have a long history of managing through deep recessions, and many have already cut expenses, furloughed employees, and prepared to raise taxes. We expect to see a deterioration of credit quality and resultant downgrades, but we don’t believe that will result in a material increase in defaults in the investment-grade space. Individual security selection will be an important driver of performance in the next year, especially within the high-yield municipal market. We expect to manage duration tactically relative to the benchmark, depending on technical factors and market opportunities. Credit exposure will also vary depending on where we find relative value in the market as well as the trajectory of the economic recovery.

Please see footnotes on page 7.

Wells Fargo High Yield Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$960.58	$3.85	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97	0.79%

Class C

Actual	$1,000.00	$956.97	$7.54	1.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.77	1.55%

Class R6

Actual	$1,000.00	$961.99	$2.44	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51	0.50%

Administrator Class

Actual	$1,000.00	$961.07	$3.36	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47	0.69%

Institutional Class

Actual	$1,000.00	$961.72	$2.68	0.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77	0.55%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.97%

Alabama: 0.89%

Water & Sewer Revenue: 0.89%
Jefferson County AL Warrants CAB Senior Lien Series B (AGM Insured) ¤	0.00%	10-1-2027	$920,000	$727,748

Arizona: 4.73%

Education Revenue: 1.90%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses	5.00	7-1-2023	160,000	165,824
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	500,000	560,455
Pima County AZ IDA Desert Heights Charter School Facility Refunding Bond	6.00	5-1-2024	325,000	343,996
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	495,000	491,307

				1,561,582

Health Revenue: 2.83%
Maricopa County AZ IDA Senior Living Facility Series 2016 144A	6.00	1-1-2048	1,000,000	921,970
Tempe AZ IDA Mirabella at ASU Incorporated Project Series A 144A	6.13	10-1-2052	1,400,000	1,405,110

				2,327,080

				3,888,662

California: 2.53%

Education Revenue: 0.33%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	250,000	274,475

Miscellaneous Revenue: 1.14%
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	1,000,000	939,780

Tax Revenue: 1.06%
Compton CA Community College RDA Project 2nd Lien Series A	5.00	8-1-2020	100,000	100,293
San Francisco City & County CA RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	1,000,000	766,360

				866,653

				2,080,908

Colorado: 10.26%

GO Revenue: 8.42%
Arapahoe County CO Copperleaf Metropolitan District #2	5.75	12-1-2045	500,000	509,415
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,003,170
Colorado Big Dry Creek Metropolitan District Improvement & Refunding Bonds Limited Tax Series A	5.75	12-1-2047	1,000,000	1,024,670
Colorado Cottonwood Highlands Metropolitan District #1 Limited Tax Series A	5.00	12-1-2049	900,000	891,738
Colorado Whispering Pines Metropolitan District #1 Series A	5.00	12-1-2047	1,000,000	1,002,310
Denver CO International Business Center Metropolitan District #1 Series B	6.00	12-1-2048	1,145,000	1,158,786
Eaton CO Area Park & Recreation District	5.00	12-1-2023	810,000	840,723
Eaton CO Area Park & Recreation District	5.50	12-1-2030	475,000	491,777

				6,922,589

Tax Revenue: 1.20%
Pueblo CO Urban Renewal Authority Regional Tourism Act Project	5.00	6-1-2036	1,000,000	985,930

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Transportation Revenue: 0.64%
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75%	1-1-2044	$500,000	$530,870

				8,439,389

Connecticut: 0.77%

GO Revenue: 0.77%
Hartford CT Series A	4.00	4-1-2032	325,000	338,910
Hartford CT Series A	5.00	4-1-2024	105,000	115,340
Hartford CT Series B	5.00	4-1-2033	50,000	53,619
Hartford CT Unrefunded Bond Series A	5.00	4-1-2029	45,000	47,443
Hartford CT Unrefunded Bond Series A	5.00	4-1-2030	70,000	73,704

				629,016

Delaware: 1.29%

Education Revenue: 1.29%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	1,000,000	1,062,980

District of Columbia: 0.55%

Tobacco Revenue: 0.55%
District of Columbia Tobacco Settlement Financing Corporation	6.75	5-15-2040	435,000	448,159

Florida: 4.27%

Education Revenue: 4.07%
Florida Capital Trust Agency Educational Facilities Pineapple Cove Classical Academy Incorporated Project Series A 144A	5.13	7-1-2039	2,000,000	2,047,720
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	250,000	281,143
Miami-Dade County FL IDA Youth Co-Op Charter Schools Project Series A 144A	6.00	9-15-2045	1,000,000	1,023,170

				3,352,033

Health Revenue: 0.20%
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	250,000	162,500

				3,514,533

Georgia: 1.97%

Housing Revenue: 1.04%
Cobb County GA Development Authority Student Housing Kennesaw State University Foundation Project Refunding Bond Series C	5.00	7-15-2028	800,000	858,496

Transportation Revenue: 0.93%
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	1,000,000	762,150

				1,620,646

Idaho: 0.31%

Education Revenue: 0.31%
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	250,000	257,533

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Illinois: 16.47%

Education Revenue: 1.80%
Illinois Finance Authority Charter School Aid Intrinsic Schools Belmont School Project Series A 144A	5.25%	12-1-2025	$800,000	$843,504
Illinois Finance Authority Charter Schools Improvement & Refunding Bonds Series A	6.88	10-1-2031	610,000	635,858

				1,479,362

GO Revenue: 8.77%
Chicago IL Board of Education CAB School Reform Series A (National Insured) ¤	0.00	12-1-2025	500,000	427,025
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	700,000	755,069
Chicago IL Series A	5.00	1-1-2033	310,000	314,848
Chicago IL Series A	6.00	1-1-2038	1,500,000	1,692,135
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (AGM Insured) ¤	0.00	12-1-2025	730,000	676,330
Illinois	5.00	3-1-2033	1,000,000	1,016,860
Lake County IL Community Unit School District #187 North Chicago CAB Series A (AGM Insured) ¤	0.00	1-1-2023	590,000	567,497
Will County IL Lincoln-Way Community High School District #210 Tennessee Consolidated Retirement System CAB Refunding Bond Series A (BAM Insured)	3.25	1-1-2030	450,000	458,955
Will County IL Lincoln-Way Community High School District #210 Tennessee Consolidated Retirement System CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2027	685,000	598,080
Will County IL Lincoln-Way Community High School District #210 Tennessee Consolidated Retirement System CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2033	1,000,000	705,090

				7,211,889

Miscellaneous Revenue: 3.10%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,825,000	1,834,454
Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School	6.00	2-1-2034	680,000	718,189

				2,552,643

Tax Revenue: 2.80%
Hillside IL Tax Increment Refunding Bond	5.00	1-1-2030	1,345,000	1,353,890
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	1,140,000	947,522

				2,301,412

				13,545,306

Kansas: 3.34%

Health Revenue: 1.20%
Kansas State Development Finance Authority Revenue Bond Series A	5.25	11-15-2033	1,000,000	985,780

Tax Revenue: 2.14%
Wyandotte County & Kansas City KS Special Obligation Improvement & Refunding Bonds Plaza Redevelopment Project	4.00	12-1-2028	605,000	575,016
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	2,895,000	1,183,389

				1,758,405

				2,744,185

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Kentucky: 1.09%

Health Revenue: 1.09%
Kentucky EDFA Rosedale Green Project Refunding Bond	5.50%	11-15-2035	$1,000,000	$897,350

Maryland: 1.34%

Education Revenue: 1.34%
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	1,000,000	1,104,070

Michigan: 6.98%

Education Revenue: 0.53%
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project 144A	6.50	9-1-2037	185,000	144,300
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	292,500	292,766

				437,066

GO Revenue: 1.05%
Wayne County MI Building Improvement Series A	6.75	11-1-2039	860,000	861,548

Miscellaneous Revenue: 3.02%
Charyl Stockwell Academy Michigan Public School Refunding Bond	4.88	10-1-2023	270,000	272,684
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bond Series F	4.50	10-1-2029	1,000,000	1,048,620
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	950,000	950,342
Michigan Public Educational Facilities Authority Chandler Park Academy Project	6.35	11-1-2028	210,000	210,458

				2,482,104

Tax Revenue: 2.38%
Detroit MI Downtown Development Authority CAB ¤##	0.00	7-1-2020	285,000	285,000
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2021	170,000	162,178
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2024	20,000	16,214
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2025	580,000	443,764
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	1,000,000	1,053,050

				1,960,206

				5,740,924

Minnesota: 1.91%

Education Revenue: 0.39%
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015-A	4.40	7-1-2025	105,000	108,931
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015-A	5.00	7-1-2030	195,000	210,811

				319,742

Health Revenue: 0.60%
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	500,000	489,675

Housing Revenue: 0.92%
Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.70	8-1-2026	335,000	345,777

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.80%	8-1-2027	$400,000	$412,532

				758,309

				1,567,726

Mississippi: 1.86%

Resource Recovery Revenue: 1.86%
Mississippi Business Finance Corporation AMT Waste Pro USA Incorporated Project 144A	5.00	2-1-2036	1,500,000	1,532,010

Missouri: 1.44%

Tax Revenue: 1.44%
Blue Springs MO Special Obligation Tax Improvement & Refunding Bonds Adams Farm Project Series A	4.00	6-1-2026	395,000	384,031
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	800,000	798,296

				1,182,327

New Jersey: 3.75%

GO Revenue: 1.32%
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	1,000,000	1,089,810

Industrial Development Revenue: 0.31%
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	250,000	254,720

Transportation Revenue: 2.12%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	1,000,000	655,560
New Jersey TTFA Series C	5.25	6-15-2032	1,000,000	1,087,030

				1,742,590

				3,087,120

New York: 4.21%

Education Revenue: 2.46%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A %%	5.73	2-1-2050	1,000,000	1,002,140
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	980,000	1,020,856

				2,022,996

Tax Revenue: 1.51%
New York Dormitory Authority Series A Group 4	5.00	3-15-2045	1,000,000	1,238,360

Utilities Revenue: 0.24%
Green Island NY Power Authority Power System ##	6.00	12-15-2020	200,000	200,810

				3,462,166

Ohio: 1.35%

Tobacco Revenue: 1.35%
Buckeye OH Tobacco Settlement Financing Authority CAB ¤	0.00	6-1-2057	8,000,000	1,110,560

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Oregon: 0.66%

Health Revenue: 0.66%
Polk County OR Hospital Facility Authority Revenue Bond Dallas Retirement Village Project Series 2015-A	5.00%	7-1-2025	$550,000	$543,312

Pennsylvania: 7.41%

Education Revenue: 3.71%
Allegheny County PA IDA Propel Charter School Sunrise Project	5.25	7-15-2023	75,000	77,042
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University	5.00	7-1-2029	500,000	506,680
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2026	1,655,000	1,805,638
Philadelphia PA IDA Independence Charter School Project	5.00	6-15-2039	250,000	253,988
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	375,000	405,930

				3,049,278

Health Revenue: 1.04%
Quakertown PA General Authority Health LifeQuest Obligated Group Refunding Bond Series C	5.30	7-1-2042	1,000,000	855,390

Industrial Development Revenue: 1.43%
Pennsylvania EDFA Carbonlite P LLC Project 144A	5.75	6-1-2036	1,250,000	1,175,488

Miscellaneous Revenue: 1.23%
Chester County PA IDA Woodlands at Graystone Project Series 2018 144A	5.13	3-1-2048	1,049,000	1,015,044

				6,095,200

South Carolina: 3.05%

Education Revenue: 0.79%
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	105,000	108,315
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	500,000	542,260

				650,575

Health Revenue: 1.17%
South Carolina Jobs EDA Residential Facilities Revenue Episcopal Home Still Hopes Refunding Bond Series A	5.00	4-1-2048	1,000,000	960,780

Resource Recovery Revenue: 1.09%
South Carolina Jobs EDA	8.00	12-6-2029	100,000	94,813
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	1,000,000	799,550

				894,363

				2,505,718

Tennessee: 1.26%

Tax Revenue: 1.26%
Bristol TN Industrial Development Board Sales Tax CAB Series B 144A¤	0.00	12-1-2031	1,000,000	517,340
Nashville TN Metropolitan Development & Housing Agency Tax Increment Fifth & Broadway Development Project 144A	5.13	6-1-2036	500,000	514,940

				1,032,280

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Texas: 5.38%

Education Revenue: 1.67%
Arlington TX Higher Education Finance Corporation Universal Academy Series A	7.00%	3-1-2034	$320,000	$346,381
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A	3.88	8-15-2026	1,015,000	1,030,174

				1,376,555

GO Revenue: 1.34%
Port Isabel TX 144A	5.10	2-15-2049	995,000	1,103,266

Miscellaneous Revenue: 0.59%
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	5.50	9-1-2039	500,000	486,810

Resource Recovery Revenue: 1.22%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	0.90	4-1-2040	1,000,000	1,000,000

Transportation Revenue: 0.28%
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	200,000	229,178

Utilities Revenue: 0.28%
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation	5.50	8-1-2027	190,000	231,958

				4,427,767

Utah: 1.22%

Education Revenue: 1.22%
Utah Finance Authority Charter School Revenue Spectrum Academy Project 144A	5.00	4-15-2030	1,000,000	1,000,310

Virginia: 1.38%

Health Revenue: 1.38%
Roanoke VA EDA Residential Care Richfield Living	5.13	9-1-2055	1,210,000	1,130,769

Washington: 0.31%

Health Revenue: 0.31%
Skagit County WA Public Hospital District #1 Skagit Valley Hospital Project	5.25	12-1-2025	250,000	255,115

West Virginia: 1.88%

Tax Revenue: 1.88%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	5.75	6-1-2043	1,500,000	1,548,195

Wisconsin: 5.11%

Education Revenue: 3.43%
Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A	4.13	10-1-2024	175,000	184,090
Wisconsin PFA Coral Academy Science Las Vegas Series A	5.00	7-1-2024	305,000	323,431
Wisconsin PFA Research Triangle High School Project Series 2015-A 144A	5.63	7-1-2045	1,000,000	1,017,610
Wisconsin PFA Wilson Preparatory Academy Series A 144A	5.00	6-15-2039	1,285,000	1,293,507

				2,818,638

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 1.68%
Wisconsin HEFA Wisconsin Illinois Senior Housing Incorporated Series 2018-A	5.25%	8-1-2048	$1,500,000	$1,380,420

				4,199,058

Total Municipal Obligations (Cost $79,283,125)				81,381,042

	Yield		Shares
Short-Term Investments: 0.85%

Investment Companies: 0.85%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	0.10		699,264	699,474

Total Short-Term Investments (Cost $699,436)				699,474

Total investments in securities (Cost $79,982,561)	99.82%	82,080,516

Other assets and liabilities, net	0.18	148,653

Total net assets	100.00%	$82,229,169

¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
%%	The security is purchased on a when-issued basis.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

CAB	Capital appreciation bond

CCAB	Convertible capital appreciation bond

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

GO	General obligation

HEFA	Health & Educational Facilities Authority

IDA	Industrial Development Authority

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$1,934,050	$47,574,394	$(48,808,800)	$(199)	$29	$10,182	$699,474	0.85%

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  19

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $79,283,125)	$81,381,042
Investments in affiliated securities, at value (cost $699,436)	699,474
Receivable for investments sold	150,000
Receivable for Fund shares sold	82,784
Receivable for interest	1,082,481
Prepaid expenses and other assets	38,630

Total assets	83,434,411

Liabilities
Payable for investments purchased	1,000,000
Payable for Fund shares redeemed	96,389
Overdraft due to custodian bank	33,693
Management fee payable	10,103
Dividends payable	20,714
Administration fees payable	7,736
Distribution fee payable	5,664
Trustees’ fees and expenses payable	3,860
Accrued expenses and other liabilities	27,083

Total liabilities	1,205,242

Total net assets	$82,229,169

Net assets consist of
Paid-in capital	$80,697,365
Total distributable earnings	1,531,804

Total net assets	$82,229,169

Computation of net asset value and offering price per share
Net assets – Class A	$24,790,816
Shares outstanding – Class A1	2,375,946
Net asset value per share – Class A	$10.43
Maximum offering price per share – Class A2	$10.92
Net assets – Class C	$9,249,832
Shares outstanding – Class C1	886,382
Net asset value per share – Class C	$10.44
Net assets – Class R6	$24,597
Shares outstanding – Class R6[1]	2,356
Net asset value per share – Class R6	$10.44
Net assets – Administrator Class	$11,114,937
Shares outstanding – Administrator Class[1]	1,064,916
Net asset value per share – Administrator Class	$10.44
Net assets – Institutional Class	$37,048,987
Shares outstanding – Institutional Class[1]	3,551,070
Net asset value per share – Institutional Class	$10.43

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo High Yield Municipal Bond Fund

Statement of operations—year ended June 30, 2020

Investment income
Interest	$5,525,356
Income from affiliated securities	10,182

Total investment income	5,535,538

Expenses
Management fee	575,729
Administration fees
Class A	39,993
Class C	15,702
Class R6	7
Administrator Class	13,483
Institutional Class	53,463
Shareholder servicing fees
Class A	62,489
Class C	24,528
Administrator Class	33,660
Distribution fee
Class C	73,589
Custody and accounting fees	17,177
Professional fees	52,888
Registration fees	89,360
Shareholder report expenses	38,391
Trustees’ fees and expenses	21,541
Other fees and expenses	10,666

Total expenses	1,122,666
Less: Fee waivers and/or expense reimbursements
Fund-level	(260,135)
Class A	(23,980)
Class C	(8,868)
Class R6	(1)
Administrator Class	(17,577)

Net expenses	812,105

Net investment income	4,723,433

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(115,408)
Affiliated securities	(199)

Net realized losses on investments	(115,607)

Net change in unrealized gains (losses) on
Unaffiliated securities	(5,492,818)
Affiiliated securities	29

Net change in unrealized gains (losses) on investments	(5,492,789)

Net realized and unrealized gains (losses) on investments	(5,608,396)

Net decrease in net assets resulting from operations	$(884,963)

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  21

Statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019

Operations
Net investment income		$4,723,433		$4,885,724
Net realized gains (losses) on investments		(115,607)		724,011
Net change in unrealized gains (losses) on investments		(5,492,789)		3,956,531

Net increase (decrease) in net assets resulting from operations		(884,963)		9,566,266

Distributions to shareholders from net investment income and net realized gains
Class A		(1,016,115)		(748,569)
Class C		(324,379)		(267,644)
Class R6		(1,113)		(908)[1]
Administrator Class		(557,564)		(717,353)
Institutional Class		(2,837,133)		(3,150,417)

Total distributions to shareholders		(4,736,304)		(4,884,891)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,136,030	12,292,528	891,097	9,469,553
Class C	151,588	1,643,335	326,023	3,467,080
Class R6	0	0	2,356 [1]	25,000 [1]
Administrator Class	339,763	3,572,890	509,916	5,419,801
Institutional Class	2,083,511	22,719,379	3,781,572	40,041,514

		40,228,132		58,422,948

Reinvestment of distributions
Class A	89,770	969,449	66,476	710,565
Class C	29,127	314,674	24,085	257,291
Administrator Class	35,739	388,413	53,338	568,370
Institutional Class	255,191	2,782,732	280,408	2,994,965

		4,455,268		4,531,191

Payment for shares redeemed
Class A	(1,007,385)	(10,751,077)	(413,546)	(4,406,588)
Class C	(201,418)	(2,168,643)	(282,977)	(3,004,602)
Administrator Class	(741,308)	(8,002,341)	(1,457,134)	(15,416,580)
Institutional Class	(6,551,028)	(70,457,229)	(3,433,887)	(36,431,467)

		(91,379,290)		(59,259,237)

Net increase (decrease) in net assets resulting from capital share transactions		(46,695,890)		3,694,902

Total increase (decrease) in net assets		(52,317,157)		8,376,277

Net assets
Beginning of period		134,546,326		126,170,049

End of period		$82,229,169		$134,546,326

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.59	$10.37	$10.91	$10.34
Net investment income	0.44	0.39	0.40	0.37	0.35
Net realized and unrealized gains (losses) on investments	(0.54)	0.38	0.22	(0.46)	0.60

Total from investment operations	(0.10)	0.77	0.62	(0.09)	0.95
Distributions to shareholders from
Net investment income	(0.44)	(0.39)	(0.40)	(0.37)	(0.35)
Net realized gains	0.00	0.00	0.00	(0.08)	(0.03)

Total distributions to shareholders	(0.44)	(0.39)	(0.40)	(0.45)	(0.38)
Net asset value, end of period	$10.43	$10.97	$10.59	$10.37	$10.91
Total return[1]	(0.98)%	7.43%	6.11%	(0.76)%	9.44%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.09%	1.07%	1.06%	1.07%
Net expenses	0.80%	0.80%	0.85%	0.85%	0.85%
Net investment income	4.05%	3.68%	3.82%	3.51%	3.28%
Supplemental data
Portfolio turnover rate	14%	20%	50%	82%	61%
Net assets, end of period (000s omitted)	$24,791	$23,674	$17,086	$20,305	$38,018

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.59	$10.37	$10.91	$10.34
Net investment income	0.36	0.31	0.32	0.29	0.27
Net realized and unrealized gains (losses) on investments	(0.53)	0.38	0.22	(0.46)	0.60

Total from investment operations	(0.17)	0.69	0.54	(0.17)	0.87
Distributions to shareholders from
Net investment income	(0.36)	(0.31)	(0.32)	(0.29)	(0.27)
Net realized gains	0.00	0.00	0.00	(0.08)	(0.03)

Total distributions to shareholders	(0.36)	(0.31)	(0.32)	(0.37)	(0.30)
Net asset value, end of period	$10.44	$10.97	$10.59	$10.37	$10.91
Total return[1]	(1.63)%	6.63%	5.32%	(1.50)%	8.62%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.84%	1.82%	1.81%	1.82%
Net expenses	1.55%	1.55%	1.60%	1.60%	1.60%
Net investment income	3.29%	2.91%	3.09%	2.79%	2.49%
Supplemental data
Portfolio turnover rate	14%	20%	50%	82%	61%
Net assets, end of period (000s omitted)	$9,250	$9,955	$8,896	$8,709	$10,573

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$10.98	$10.61
Net investment income	0.47	0.39
Net realized and unrealized gains (losses) on investments	(0.54)	0.37

Total from investment operations	(0.07)	0.76
Distributions to shareholders from
Net investment income	(0.47)	(0.39)
Net asset value, end of period	$10.44	$10.98
Total return[2]	(0.68)%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.71%
Net expenses	0.50%	0.50%
Net investment income	4.34%	3.96%
Supplemental data
Portfolio turnover rate	14%	20%
Net assets, end of period (000s omitted)	$25	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.98	$10.59	$10.37	$10.92	$10.34
Net investment income	0.45	0.40	0.41	0.38	0.36
Net realized and unrealized gains (losses) on investments	(0.54)	0.39	0.22	(0.47)	0.61

Total from investment operations	(0.09)	0.79	0.63	(0.09)	0.97
Distributions to shareholders from
Net investment income	(0.45)	(0.40)	(0.41)	(0.38)	(0.36)
Net realized gains	0.00	0.00	0.00	(0.08)	(0.03)

Total distributions to shareholders	(0.45)	(0.40)	(0.41)	(0.46)	(0.39)
Net asset value, end of period	$10.44	$10.98	$10.59	$10.37	$10.92
Total return	(0.87)%	7.64%	6.21%	(0.75)%	9.65%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.03%	1.01%	1.00%	1.00%
Net expenses	0.70%	0.71%	0.75%	0.75%	0.75%
Net investment income	4.12%	3.69%	3.93%	3.60%	3.39%
Supplemental data
Portfolio turnover rate	14%	20%	50%	82%	61%
Net assets, end of period (000s omitted)	$11,115	$15,704	$24,627	$22,839	$25,179

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.59	$10.37	$10.91	$10.34
Net investment income	0.46	0.42	0.43	0.40	0.38
Net realized and unrealized gains (losses) on investments	(0.53)	0.38	0.22	(0.46)	0.60

Total from investment operations	(0.07)	0.80	0.65	(0.06)	0.98
Distributions to shareholders from
Net investment income	(0.47)	(0.42)	(0.43)	(0.40)	(0.38)
Net realized gains	0.00	0.00	0.00	(0.08)	(0.03)

Total distributions to shareholders	(0.47)	(0.42)	(0.43)	(0.48)	(0.41)
Net asset value, end of period	$10.43	$10.97	$10.59	$10.37	$10.91
Total return	(0.74)%	7.70%	6.37%	(0.51)%	9.71%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.76%	0.74%	0.73%	0.74%
Net expenses	0.55%	0.55%	0.60%	0.60%	0.60%
Net investment income	4.24%	3.92%	4.09%	3.82%	3.58%
Supplemental data
Portfolio turnover rate	14%	20%	50%	82%	61%
Net assets, end of period (000s omitted)	$37,049	$85,187	$75,560	$73,989	$67,867

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  27

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

28  |  Wells Fargo High Yield Municipal Bond Fund

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $79,982,561 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,131,303

Gross unrealized losses	(1,033,348)

Net unrealized gains	$2,097,955

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $46,096 in short-term capital losses and $502,345 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$81,381,042	$0	$81,381,042

Short-term investments

Investment companies	699,474	0	0	699,474

Total assets	$699,474	$81,381,042	$0	$82,080,516

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo High Yield Municipal Bond Fund  |  29

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.500%

Next $500 million	0.475

Next $2 billion	0.450

Next $2 billion	0.425

Next $5 billion	0.390

Over $10 billion	0.380

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.50% for Class R6 shares, 0.70% for Administrator Class shares, and 0.55% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

30  |  Wells Fargo High Yield Municipal Bond Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2020, Funds Distributor received $5,967 from the sale of Class A shares and $143 in contingent deferred sales charges from redemptions of Class C. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $21,105,000 and $23,405,000 in interfund purchases and sales, respectively, during the year ended June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2020 were $15,231,723 and $59,462,634, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,736,304 and $4,884,891 of tax-exempt income for the years ended June 30, 2020 and June 30, 2019, respectively.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$3,004	$2,097,955	$(548,441)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  31

Notes to financial statements

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Wells Fargo High Yield Municipal Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

Wells Fargo High Yield Municipal Bond Fund  |  33

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo High Yield Municipal Bond Fund  |  35

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo High Yield Municipal Bond Fund  |  37

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo High Yield Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three- and five-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the High Yield Municipal Bond Blended Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the High Yield Municipal Bond Blended Index, for the three-year period ended March 31, 2020, and lower than its benchmark index for the one- and five-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo High Yield Municipal Bond Fund  |  39

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo High Yield Municipal Bond Fund  |  41

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

42  |  Wells Fargo High Yield Municipal Bond Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo High Yield Municipal Bond Fund  |  43

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

44  |  Wells Fargo High Yield Municipal Bond Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo High Yield Municipal Bond Fund  |  45

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00242 08-20

A264/AR264 06-20

Annual Report

June 30, 2020

Wells Fargo

Alternative Risk Premia Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Alternative Risk Premia Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Alternative Risk Premia Fund for the 12-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with most achieving gains. Overall U.S. markets surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 7.51%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned -4.80%, while the MSCI EM Index (Net)5 performed slightly better, with a -3.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 8.74%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a modest 0.71%, and the Bloomberg Barclays Municipal Bond Index8 returned 4.45% while the ICE BofA U.S. High Yield Index9 lost 1.10%.

The fiscal year began on a positive note.

The 12-month period began with the U.S. equity market advancing to new highs in July 2019. U.S. President Donald Trump initially backed off of earlier tariff threats against Mexico and China. However, later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter term yields higher than longer-term. At the end of July, the U.S. Federal Reserve (Fed) cut its federal funds rate by 0.25%.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China,

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Alternative Risk Premia Fund

Letter to shareholders (unaudited)

Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Alternative Risk Premia Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

4  |  Wells Fargo Alternative Risk Premia Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Alternative Risk Premia Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Petros N. Bocray, CFA®‡ , FRM

Eddie Cheng, CFA®‡

Monisha Jayakumar

Average annual total returns (%) as of June 30, 2020

					Expense ratios[1] (%)

	Inception date	1 year	Since inception		Gross	Net[2]

Class R6 (WRPRX)	1-29-2019	-16.78	-13.78		1.56	0.62

Institutional Class (WRPIX)	1-29-2019	-16.87	-13.85		1.66	0.72

ICE BofA 3-Month U.S. Treasury Bill Index[3]	–	1.63	1.90	*	–	–

*	Based on inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

The investment techniques employed by the Fund create leverage. As a result, the sum of the Fund’s investment exposures will typically exceed the amount of the Fund’s net assets. These exposures may vary over time. We expect gross notional exposure of the Fund to be in a range of 400% to 1200% of the net asset value of the Fund under normal market conditions. Leverage may be significantly different (higher or lower) as deemed necessary by the investment manager. We expect net notional exposure of the Fund to be in a range of -200% to 200% of the net asset value of the Fund under normal market conditions.

Alternative risk premia investment risk is the Fund’s ability to achieve its investment objective depending largely upon the portfolio managers’ successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to subsidiary risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Alternative Risk Premia Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of June 30, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.62% for Class R6 and 0.72% Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. Copyright 2020. ICE Data Indices, LLC. All rights reserved. You cannot invest directly in an index.

[4]

The chart compares the performance of the Institutional Class shares since inception with the ICE BofA 3-Month U.S. Treasury Bill Index. The chart assumes a hypothetical $1,000,000 investment in Institutional Class shares and reflects all operating expenses.

[5]	Amounts are subject to change and may have changed since the date specified.

Wells Fargo Alternative Risk Premia Fund  |  7

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, ICE BofA 3-Month U.S. Treasury Bill Index, for the 12-month period that ended June 30, 2020.

∎	The largest detractors included our equity multifactor strategy (-13.0%), commodity carry strategy (-3.8%), and rates value strategy (-4.5%).

∎	Top contributors included our foreign exchange (FX) value strategy (+2.3%) and our risk hedges, which contributed 5.0% to the Fund’s returns.

A volatile market creates challenges.

The past 12 months have been extremely eventful, with markets benefiting from central bank liquidity support in a low but stable growth environment in the second half of 2019 and then experiencing one of their sharpest drawdowns in the first quarter of 2020 before recovering sharply in the second quarter. We believe two factors were particularly unconducive for our strategy. First, markets were significantly driven by idiosyncratic factors (particularly the coronavirus), which are not captured by our quantitative models. Second, we’ve experienced some of the sharpest and fastest moves in an overall range-bound market, which made it difficult for some of our strategies to perform. In this difficult environment, the Fund lost 17%.

The multifactor equity strategy detracted.

The largest detractor was our multifactor equity strategy, which took 13% from the Fund’s returns, with most losses attributable to the value factor. Commodities also had a difficult time, with commodity carry being particularly affected by its long positions in energy during the first-quarter correction. Rates value was the second-largest detractor from performance and continued to suffer in an environment where investors didn’t pay much attention to valuation. In an environment where investors want to access growth at all costs (despite high valuation and lower quality), value is expected to struggle. Carry strategies (strategies involving holding securities for a period in an effort to capture price discrepancies) performed well until the drawdown, and while they have recovered since then, it has not been enough to compensate for first-quarter losses. Trend and momentum have been whipsawed by the V-shaped recovery but have also started to recover.

De-risking strategies aided results.

After conducting an in-depth review of our investment process, strategies, and performance, we remain confident in our current process and did not make significant changes. It is, however, worth highlighting that we have made full use of our downside risk management budget and took many active decisions to reduce risks not captured by our models, such as de-risking the overall portfolio in the beginning of the year and hedging a significant portion of our energy exposure. Those decisions had a significantly positive impact on the results and contributed 5.0% to returns over that period, which makes us confident about the value added from our multidimensional risk management process.

Looking at the contribution by asset class, FX strategies were the top performers, driven by strong gains in FX value. While FX carry also performed well until the beginning of 2020, it corrected sharply in the first quarter drawdown. Rates momentum also contributed and benefited from its defensive positioning over the period. Lastly, and as mentioned above, our downside risk hedges contributed 5.0% to the Fund’s returns, with most of the performance coming from our energy hedges.

We hold a conservative stance with a focus on downside risk management.

We believe that the main headwinds to performance over the past 12 months—namely, markets driven by idiosyncratic factors and sharp mean-reverting market moves—should start to fade as the economy gradually recovers from the hit induced by lockdowns. However, the largest risk remains that a second wave of the virus could once again drive market moves and lead to sharp, unpredictable corrections. As a result, we are currently running the Fund’s risks very conservatively, and we believe that our focus on downside risk management should continue to add value.

Net asset exposure as of June 30, 2020[5]

	% of net assets

	Long positions	Short positions

Stocks	41	30

Bond futures	120	77

Currency forwards	61	68

Equity index futures	7	9

Commodity futures	17	15

8  |  Wells Fargo Alternative Risk Premia Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class R6

Actual	$1,000.00	$845.99	$2.85	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12	0.62%

Institutional Class

Actual	$1,000.00	$845.99	$3.30	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.28	$3.62	0.72%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Alternative Risk Premia Fund  |  9

Consolidated portfolio of investments—June 30, 2020

	Yield		Shares	Value
Short-Term Investments: 87.51%

Investment Companies: 11.94%
Wells Fargo Government Money Market Fund Select Class (l)(u)*	0.11%		7,855,265	$7,855,265

		Maturity date	Principal
U.S. Treasury Securities: 75.57%
U.S. Treasury Bill (z)#	0.15	9-10-2020	$8,800,000	8,797,700
U.S. Treasury Bill (z)	1.42	7-16-2020	30,000,000	29,998,578
U.S. Treasury Bill (z)	1.47	7-30-2020	10,919,000	10,917,879

				49,714,157

Total Short-Term Investments (Cost $57,539,307)				57,569,422

Total investments in securities (Cost $57,539,307)	87.51%	57,569,422

Other assets and liabilities, net	12.49	8,215,676

Total net assets	100.00%	$65,785,098

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$2,383,220	$217,574,172	$(212,102,127)	$0	$0	$105,101	$7,855,265	11.94%

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

London Metal Exchange Aluminium Futures *	37	7-13-2020	$1,408,940	$1,474,219	$65,279	$0

London Metal Exchange Copper Futures *	8	7-13-2020	1,027,286	1,201,650	174,364	0

London Metal Exchange Lead Futures *	19	7-13-2020	837,347	839,206	1,859	0

London Metal Exchange Nickel Futures *	8	7-13-2020	594,423	612,576	18,153	0

London Metal Exchange Zinc Futures *	5	7-13-2020	254,866	254,781	0	(85)

Soybean Oil Futures *	19	8-14-2020	327,365	320,796	0	(6,569)

London Metal Exchange Aluminium Futures *	4	8-17-2020	155,868	160,825	4,957	0

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2020

Futures Contracts (continued)

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long (continued)

London Metal Exchange Copper Futures *	6	8-17-2020	$883,872	$902,063	$18,191	$0

London Metal Exchange Nickel Futures *	6	8-17-2020	447,323	460,134	12,811	0

London Metal Exchange Zinc Futures *	3	8-17-2020	152,863	153,150	287	0

Gold 100 Ounces Futures *	5	8-27-2020	870,617	900,250	29,633	0

TOPIX Index	6	9-10-2020	906,257	866,034	0	(40,223)

10-Year Japanese Treasury Bonds	29	9-14-2020	40,711,809	40,810,836	99,027	0

KC Hard Red Winter Wheat Futures *	48	9-14-2020	1,072,930	1,055,400	0	(17,530)

Wheat Futures *	72	9-14-2020	1,805,657	1,770,300	0	(35,357)

Cocoa Futures *	106	9-15-2020	2,526,042	2,317,160	0	(208,882)

Coffee C Futures *	3	9-18-2020	107,112	113,625	6,513	0

NASDAQ 100 E-Mini Index	3	9-18-2020	587,360	608,835	21,475	0

E-Mini Russell 2000 Index	36	9-18-2020	2,552,767	2,587,680	34,913	0

S&P 500 E-Mini Index	5	9-18-2020	765,551	772,550	6,999	0

10-Year Canadian Treasury Bonds	37	9-21-2020	4,177,854	4,192,207	14,353	0

10-Year U.S. Treasury Notes	33	9-21-2020	4,583,478	4,592,672	9,194	0

Long Gilt Bonds	171	9-28-2020	29,106,533	29,164,016	57,483	0

Silver Futures *	7	9-28-2020	628,833	652,295	23,462	0

Sugar #11 Futures *	68	9-30-2020	925,127	910,874	0	(14,253)

Cotton #2 Futures *	54	12-8-2020	1,619,615	1,643,760	24,145	0

Short

London Metal Exchange Aluminium Futures *	(37)	7-13-2020	(1,372,825)	(1,474,219)	0	(101,394)

London Metal Exchange Copper Futures *	(8)	7-13-2020	(1,166,239)	(1,201,650)	0	(35,411)

London Metal Exchange Lead Futures *	(19)	7-13-2020	(795,318)	(839,206)	0	(43,888)

London Metal Exchange Nickel Futures *	(8)	7-13-2020	(597,204)	(612,576)	0	(15,372)

London Metal Exchange Zinc Futures *	(5)	7-13-2020	(251,218)	(254,781)	0	(3,563)

CAC 40 Index	(14)	7-17-2020	(781,466)	(772,844)	8,622	0

Natural Gas Futures *	(69)	7-29-2020	(1,187,263)	(1,208,190)	0	(20,927)

Hang Seng Index	(5)	7-30-2020	(800,472)	(782,111)	18,361	0

Brent Crude Futures *	(20)	7-31-2020	(811,411)	(825,400)	0	(13,989)

Gasoline RBOB Futures *	(6)	7-31-2020	(302,313)	(302,778)	0	(465)

NY Harbor Ultra-Low Sulfur Diesel Futures *	(21)	7-31-2020	(1,043,358)	(1,046,493)	0	(3,135)

Low Sugar Gas Oil Futures *	(36)	8-12-2020	(1,316,607)	(1,278,900)	37,707	0

Lean Hogs Futures *	(15)	8-14-2020	(307,613)	(294,150)	13,463	0

Soybean Futures *	(12)	8-14-2020	(525,105)	(527,250)	0	(2,145)

Soybean Meal Futures *	(67)	8-14-2020	(1,937,392)	(1,936,970)	422	0

London Metal Exchange Lead Futures *	(14)	8-17-2020	(623,375)	(619,238)	4,137	0

WTI Crude Futures *	(13)	8-20-2020	(494,477)	(511,420)	0	(16,943)

Euro-Bund Futures	(205)	9-8-2020	(40,417,997)	(40,655,629)	0	(237,632)

Corn Futures *	(58)	9-14-2020	(969,833)	(990,350)	0	(20,517)

10-Year Australian Treasury Bonds	(98)	9-15-2020	(9,856,837)	(10,062,530)	0	(205,693)

S&P/TSX 60 Index	(5)	9-17-2020	(691,008)	(683,928)	7,080	0

SPI 200 Index	(8)	9-17-2020	(811,954)	(813,214)	0	(1,260)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  11

Consolidated portfolio of investments—June 30, 2020

Futures Contracts (continued)

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short (continued)

DAX Index	(2)	9-18-2020	$(697,069)	$(692,385)	$4,684	$0

Euro STOXX 50 Index	(22)	9-18-2020	(797,447)	(796,629)	818	0

FTSE 100 Index	(11)	9-18-2020	(853,086)	(837,911)	15,175	0

MSCI Emerging Markets Index	(13)	9-18-2020	(643,335)	(640,705)	2,630	0

					$736,197	$(1,045,233)

*	Represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

19,664,000 NOK	2,033,769 USD	Goldman Sachs International	7-14-2020	$9,283	$0

5,349,000 AUD	3,656,255 USD	Goldman Sachs International	7-14-2020	35,354	0

1,820,000 BRL	351,698 USD	Goldman Sachs International	7-14-2020	0	(17,208)

3,431,000 CZK	144,602 USD	Goldman Sachs International	7-14-2020	32	0

9,593,000 EUR	10,848,733 USD	Goldman Sachs International	7-14-2020	0	(68,278)

4,383,000 PLN	1,116,856 USD	Goldman Sachs International	7-14-2020	0	(8,960)

65,187,670,000 IDR	4,638,041 USD	Goldman Sachs International	7-14-2020	0	(80,897)

10,577,000 TRY	1,569,518 USD	Goldman Sachs International	7-14-2020	0	(30,314)

29,620,000 SEK	3,229,374 USD	Goldman Sachs International	7-14-2020	0	(50,214)

7,486,000 GBP	9,506,733 USD	Goldman Sachs International	7-14-2020	0	(230,138)

12,584,000 CAD	9,382,663 USD	Goldman Sachs International	7-14-2020	0	(113,042)

9,123,000 NZD	5,941,062 USD	Goldman Sachs International	7-14-2020	0	(53,680)

188,971,000 RUB	2,748,737 USD	Goldman Sachs International	7-14-2020	0	(96,891)

16,673,000 ZAR	987,289 USD	Goldman Sachs International	7-14-2020	0	(27,729)

3,830,000 HUF	12,597 USD	Goldman Sachs International	7-14-2020	0	(447)

34,039,000 MXN	1,574,414 USD	Goldman Sachs International	7-14-2020	0	(95,777)

2,159,000 CHF	2,274,595 USD	Goldman Sachs International	7-14-2020	4,928	0

492,838,000 KRW	406,612 USD	Goldman Sachs International	7-14-2020	3,126	0

351,677,000 JPY	3,276,672 USD	Goldman Sachs International	7-14-2020	0	(19,202)

10,021,000 INR	131,442 USD	Goldman Sachs International	7-14-2020	1,130	0

306,349 USD	2,124,000 TRY	Goldman Sachs International	7-14-2020	0	(2,743)

2,009,922 USD	1,603,000 GBP	Goldman Sachs International	7-14-2020	23,496	0

1,349,012 USD	2,095,000 NZD	Goldman Sachs International	7-14-2020	0	(2,962)

213,001 USD	3,683,000 ZAR	Goldman Sachs International	7-14-2020	1,038	0

538,258 USD	37,959,000 RUB	Goldman Sachs International	7-14-2020	5,576	0

672,351 USD	6,301,000 SEK	Goldman Sachs International	7-14-2020	0	(3,946)

1,025,954 USD	14,775,794,000 IDR	Goldman Sachs International	7-14-2020	0	(6,993)

1,938,425 USD	2,645,000 CAD	Goldman Sachs International	7-14-2020	0	(9,934)

303,348 USD	6,894,000 MXN	Goldman Sachs International	7-14-2020	3,876	0

1,415,354 USD	7,006,000 BRL	Goldman Sachs International	7-14-2020	127,753	0

624,232 USD	47,323,000 INR	Goldman Sachs International	7-14-2020	0	(1,823)

10,269,176 USD	9,876,000 CHF	Goldman Sachs International	7-14-2020	0	(158,137)

17,022,604 USD	24,380,000 AUD	Goldman Sachs International	7-14-2020	196,761	0

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2020

Forward Foreign Currency Contracts (continued)

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

649,600 USD	15,257,000 CZK	Goldman Sachs International	7-14-2020	$6,440	$0

167,712 USD	128,241,000 CLP	Goldman Sachs International	7-14-2020	11,540	0

1,813,189 USD	2,182,681,000 KRW	Goldman Sachs International	7-14-2020	0	(1,456)

10,111,680 USD	93,898,000 NOK	Goldman Sachs International	7-14-2020	355,859	0

15,052,109 USD	1,650,262,000 JPY	Goldman Sachs International	7-14-2020	0	(233,731)

2,370,745 USD	2,106,000 EUR	Goldman Sachs International	7-14-2020	4,057	0

232,946 USD	919,000 PLN	Goldman Sachs International	7-14-2020	649	0

				$790,898	$(1,314,502)

Swaps

Reference asset/index	Counterparty	Payment frequency	Maturity date	Notional amount	Value	Unrealized gains	Unrealized losses

Synthetic total return swap†	Goldman Sachs International	Monthly	2-1-2024	$7,296,476	$7,455,721	$159,245	$0

†

The Fund receives or pays the difference between the total return on a portfolio of long and short positions underlying the total return swap and the return on a specified benchmark (either the Federal Funds Effective Rate or the One Month LIBOR), plus or minus a spread in a typical range of 20-75 basis points (bps; 100 bps equal 1.00%). The spread is determined based upon the country and/or currency of the individual underlying positions. Certain short positions may be subject to higher market rates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  13

Consolidated portfolio of investments—June 30, 2020

The following table represents the component disclosures associated with the synthetic total return swap basket as of the end of the period.

Reference asset	Shares	Value	% of swap basket value

Long positions

Common Stocks

Communication Services
Diversified Telecommunication Services
PCCW Limited	812,000	$464,269	6.23%
Spark New Zealand Limited	68,468	202,571	2.72
Swisscom AG	349	183,014	2.45

Entertainment
Electronic Arts Incorporated	1,425	188,166	2.52

Interactive Media & Services
Match Group Incorporated	2,864	306,586	4.11

Media
Discovery Communications Incorporated Class A	5,625	118,686	1.59
Discovery Communications Incorporated Class C	7,685	148,011	1.99
Fox Corporation Class B	3,175	85,215	1.14
ITV plc	232,382	214,772	2.88
Quebecor Incorporated Class B	4,900	105,282	1.41

		2,016,572

Consumer Discretionary
Auto Components
Toyoda Gosei Company Limited	7,800	162,969	2.19

Leisure Products
Polaris Industries Incorporated	812	75,149	1.01

Specialty Retail
Best Buy Company Incorporated	1,211	105,683	1.42

Textiles, Apparel & Luxury Goods
HanesBrands Incorporated	10,592	119,582	1.60
Yue Yuen Industrial Holdings Limited	130,000	198,153	2.66

		661,536

Consumer Staples
Beverages
Brown-Forman Corporation Class B	1,271	80,908	1.09
Coca-Cola Amatil Limited	33,404	201,204	2.70

Food & Staples Retailing
Coles Group Limited	12,947	153,905	2.06
Empire Company Limited Class A	12,100	289,753	3.89
The Kroger Company	8,262	279,668	3.75

Food Products
Campbell Soup Company	2,873	142,586	1.91
Chocoladefabriken Lindt & Spruengli AG	20	165,186	2.22
Ingredion Incorporated	2,669	221,526	2.97
Yamazaki Baking Company Limited	10,400	178,642	2.40

Household Products
The Clorox Company	920	201,817	2.71

		1,915,195

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2020

Reference asset	Shares	Value	% of swap basket value

Long positions (continued)

Energy
Oil, Gas & Consumable Fuels
Altagas Limited	14,300	$164,844	2.21%
Ampol Limited	20,142	410,417	5.50
Koninklijke Vopak NV	3,400	179,838	2.41

		755,099

Financials
Banks
Fukuoka Financial Group Incorporated	16,100	254,555	3.41
Israel Discount Bank Limited Class A	61,111	186,386	2.50
Seven Bank Limited	81,600	223,651	3.00

Capital Markets
CI Financial Corporation	7,900	100,495	1.35
Eaton Vance Corporation	3,115	120,237	1.61
Stonex Group Incorporated	1,655	91,022	1.22

Diversified Financial Services
Kinnevik AB Class B	3,243	85,604	1.15
Mitsubishi UFJ Lease & Finance Company Limited	33,900	161,764	2.17
Onex Corporation	3,900	176,182	2.36

Insurance
Direct Line Insurance Group plc	22,777	76,372	1.02
iA Financial Corporation	6,900	231,049	3.10
The Allstate Corporation	1,465	142,089	1.91

Mortgage REITs
AGNC Investment Corporation	7,812	100,770	1.35

		1,950,176

Health Care
Biotechnology
Biogen Incorporated	762	203,872	2.73

Health Care Equipment & Supplies
Coloplast AS Class B	1,619	252,348	3.38
West Pharmaceutical Services Incorporated	710	161,289	2.16

Health Care Providers & Services
DaVita HealthCare Partners Incorporated	1,330	105,254	1.41

Life Sciences Tools & Services
Bio-Rad Laboratories Incorporated Class A	489	220,775	2.96

Pharmaceuticals
Orion Oyj Class B	5,954	288,734	3.87

		1,232,272

Industrials
Aerospace & Defense
BAE Systems plc	26,522	158,586	2.13
Huntington Ingalls Industries Incorporated	1,302	227,184	3.05

Building Products
A.O. Smith Corporation	2,370	111,672	1.50

Commercial Services & Supplies
Toppan Printing Company Limited	13,600	227,376	3.05

Electrical Equipment
Prysmian SpA	3,456	80,170	1.08

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  15

Consolidated portfolio of investments—June 30, 2020

Reference asset	Shares	Value	% of swap basket value

Long positions (continued)

Machinery
Epiroc AB Class B	17,219	$211,468	2.84%
Kurita Water Industries Limited	5,600	155,780	2.09
Schindler Holding AG	579	137,024	1.84

Professional Services
Adecco SA	2,390	112,653	1.51
Randstad Holdings NV	4,630	207,030	2.78
Robert Half International Incorporated	3,003	158,647	2.13

Road & Rail
J.B. Hunt Transport Services Incorporated	1,556	187,248	2.51
Knight-Swift Transportation Holdings Incorporated	3,575	149,112	2.00
Nippon Express Company Limited	5,400	280,008	3.76
Old Dominion Freight Line Incorporated	1,154	195,706	2.62

Transportation Infrastructure
Japan Airport Terminal Company Limited	1,900	81,074	1.09

		2,680,738

Information Technology
Communications Equipment
F5 Networks Incorporated	974	135,850	1.82

Electronic Equipment, Instruments & Components
Hitachi High-Technologies Corporation	4,200	310,793	4.17
Venture Corporation Limited	7,400	86,481	1.16

IT Services
Booz Allen Hamilton Holding Corporation	3,962	308,203	4.13
Fujitsu Limited	1,000	117,082	1.57
Itochu Techno-Solutions Corporation	6,900	259,486	3.48
Jack Henry & Associates Incorporated	652	119,987	1.61
Leidos Holdings Incorporated	2,347	219,842	2.95
Otsuka Corporation	3,800	200,699	2.69
The Western Union Company	7,429	160,614	2.15

Software
Citrix Systems Incorporated	1,912	282,803	3.79
NortonLifeLock Incorporated	7,273	144,223	1.93
Tyler Technologies Incorporated	806	279,584	3.75

Technology Hardware, Storage & Peripherals
Seagate Technology plc	4,518	218,711	2.93

		2,844,358

Materials
Chemicals
Air Water Incorporated	9,800	138,462	1.86
Teijin Limited	19,800	315,245	4.23
Tosoh Corporation	17,300	237,646	3.19
Umicore SA	1,901	89,733	1.20

Containers & Packaging
Crown Holdings Incorporated	3,105	202,225	2.71
Packaging Corporation of America	2,266	226,143	3.03

Metals & Mining
BlueScope Steel Limited	24,812	204,396	2.74
Steel Dynamics Incorporated	7,289	190,169	2.55

		1,604,019

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2020

Reference asset		Shares	Value	% of swap basket value

Long positions (continued)

Real Estate
Equity REITs
Canadian Apartment Properties		8,400	$300,643	4.03%
First Capital Real Estate Investments LLC		7,400	75,633	1.01
Gecina SA		2,052	253,435	3.40
ICADE		1,811	126,457	1.70
Mapletree Commercial Trust		176,500	246,958	3.31
Segro plc		29,609	327,473	4.39
Vornado Realty Trust		4,576	174,847	2.35

Real Estate Management & Development
Jones Lang LaSalle Incorporated		2,206	228,228	3.06

			1,733,674

Utilities
Electric Utilities
Chubu Electric Power Company Incorporated		10,700	134,197	1.80
NRG Energy Incorporated		5,017	163,352	2.19
The Chugoku Electric Power Company Incorporated		32,900	438,622	5.88
Tohoku Electric Power Company Incorporated		22,700	215,638	2.89

Gas Utilities
Toho Gas Company Limited		3,900	194,927	2.61

Independent Power & Renewable Electricity Producers
Uniper SE		8,804	284,093	3.81

Multi-Utilities
ATCO Limited Class I		4,600	136,444	1.83

Water Utilities
Severn Trent plc		5,338	163,363	2.19

			1,730,636

	Dividend yield

Preferred Stock

Materials
Chemicals
Fuchs Petrolub SE	2.77%	7,671	308,327	4.14

Short positions

Common Stocks

Communication Services
Diversified Telecommunication Services
Singapore Telecommunications		(71,800)	(127,725)	(1.71)
Telenor ASA		(11,271)	(164,566)	(2.21)
Wireless Telecommunication Services
Vodafone Group plc		(87,947)	(139,814)	(1.88)

			(432,105)

Consumer Discretionary
Auto Components
Continental AG		(1,683)	(165,458)	(2.22)

Automobiles
Daimler AG		(6,168)	(250,938)	(3.37)
Ford Motor Company		(16,562)	(100,697)	(1.35)
Nissan Motor Company Limited		(82,600)	(306,318)	(4.11)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  17

Consolidated portfolio of investments—June 30, 2020

Reference asset	Shares	Value	% of swap basket value

Short positions (continued)

Hotels, Restaurants & Leisure
Oriental Land Company Limited	(1,500)	$(198,219)	(2.66)%
Restaurant Brands International	(1,900)	(103,411)	(1.39)

Internet & Direct Marketing Retail
Prosus NV	(2,411)	(224,123)	(3.01)

Specialty Retail
Fast Retailing Company Limited	(600)	(344,863)	(4.63)
Sanrio Company Limited	(6,100)	(94,594)	(1.27)

Textiles, Apparel & Luxury Goods
Adidas AG	(474)	(124,971)	(1.68)
Compagnie Financière Richemont SA	(2,259)	(145,706)	(1.95)
LVMH Moet Hennessy Louis Vuitton SE	(547)	(241,498)	(3.24)

		(2,300,796)

Consumer Staples
Beverages
Anheuser Busch InBev SA	(3,919)	(193,193)	(2.59)

Food & Staples Retailing
Dairy Farm International Holdings Limited	(22,700)	(106,070)	(1.42)
Familymart Company	(10,900)	(187,130)	(2.51)

Tobacco
Altria Group Incorporated	(4,643)	(182,238)	(2.44)

		(668,631)

Energy
Energy Equipment & Services
Schlumberger Limited	(7,835)	(144,086)	(1.93)

Oil, Gas & Consumable Fuels
Bp plc	(35,339)	(135,385)	(1.82)
Enbridge Incorporated	(5,400)	(164,196)	(2.20)

		(443,667)

Financials
Banks
Hang Seng Bank Limited	(10,400)	(175,160)	(2.35)
HSBC Holdings plc	(18,919)	(87,928)	(1.18)
Mizuho Financial Group Incorporated	(282,200)	(347,119)	(4.66)
Royal Bank Of Canada	(1,200)	(81,417)	(1.09)
Toronto Dominion Bank	(4,800)	(214,225)	(2.87)
Westpac Banking Corporation	(15,768)	(197,626)	(2.65)

Capital Markets
CME Group Incorporated	(954)	(155,063)	(2.08)
Matsui Securities Company Limited	(14,100)	(109,064)	(1.46)

Consumer Finance
American Express Company	(1,644)	(156,509)	(2.10)

Diversified Financial Services
AMP Limited	(212,703)	(275,222)	(3.69)
Equitable Holdings Incorporated	(6,954)	(134,143)	(1.80)

Insurance
Insurance Australia Group	(75,225)	(301,905)	(4.05)
Japan Post Holdings Company Limited	(43,100)	(307,591)	(4.13)

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2020

Reference asset	Shares	Value	% of swap basket value

Short positions (continued)

Insurance (continued)
QBE Insurance Group Limited	(48,502)	$(299,311)	(4.01)%
Swiss Re AG	(3,941)	(305,564)	(4.10)

		(3,147,847)

Health Care
Biotechnology
Beigene Limited ADR	(408)	(76,867)	(1.03)
Exact Sciences Corporation	(1,479)	(128,584)	(1.72)

Health Care Equipment & Supplies
Alcon Incorporated	(4,737)	(272,184)	(3.65)

Pharmaceuticals
Bayer AG	(1,349)	(99,993)	(1.34)
Canopy Growth Corporation	(7,600)	(123,103)	(1.65)

		(700,731)

Industrials
Aerospace & Defense
Rolls Royce Holdings plc	(65,993)	(232,996)	(3.13)
The Boeing Company	(1,065)	(195,215)	(2.62)

Air Freight & Logistics
FedEx Corporation	(1,923)	(269,643)	(3.62)

Construction & Engineering
Vinci SA	(1,858)	(172,280)	(2.31)

Electrical Equipment
Nidec Corporation	(3,800)	(256,001)	(3.43)

Machinery
FANUC Corporation	(1,700)	(304,759)	(4.09)

Professional Services
Nielsen Holdings plc	(6,884)	(102,296)	(1.37)
Thomson Reuters Corporation	(3,200)	(217,419)	(2.92)

Road & Rail
Central Japan Railway Company	(1,500)	(231,987)	(3.11)
East Japan Railway Company	(3,800)	(263,322)	(3.53)
Nankai Electric Railway Company	(3,500)	(80,153)	(1.08)
Uber Technologies Incorporated	(2,886)	(89,697)	(1.20)

		(2,415,768)

Information Technology
Communications Equipment
Nokia Oyj	(30,941)	(135,208)	(1.81)

Electronic Equipment, Instruments & Components
Keyence Corporation	(800)	(335,249)	(4.50)
Kyocera Corporation	(2,100)	(114,628)	(1.54)

IT Services
Fidelity National Information Service	(1,314)	(176,194)	(2.36)
Global Payments Incorporated	(1,172)	(198,795)	(2.67)
PayPal Holdings Incorporated	(1,171)	(204,023)	(2.74)
Visa Incorporated Class A	(955)	(184,477)	(2.47)
WEX Incorporated	(461)	(76,070)	(1.02)
Wix.com Limited	(441)	(112,993)	(1.52)

Semiconductors & Semiconductor Equipment
Broadcom Incorporated	(557)	(175,795)	(2.36)
Nxp Semiconductors NV	(2,005)	(228,650)	(3.07)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  19

Consolidated portfolio of investments—June 30, 2020

Reference asset	Shares	Value	% of swap basket value

Short positions (continued)

Software
salesforce.com Incorporated	(836)	$(156,608)	(2.10)%

Technology Hardware, Storage & Peripherals
Canon Incorporated	(17,000)	(339,116)	(4.55)
Western Digital Corporation	(2,172)	(95,894)	(1.29)

		(2,533,700)

Materials
Chemicals
Corteva Incorporated	(4,832)	(129,449)	(1.74)
Dow Incorporated	(3,968)	(161,736)	(2.17)
Dupont De Nemours Incorporated	(3,551)	(188,665)	(2.53)
Nutrien Limited	(2,800)	(89,965)	(1.21)
The Mosaic Company	(9,519)	(119,083)	(1.60)

Metals & Mining
Agnico Eagle Mines Limited	(1,700)	(108,855)	(1.46)
Freeport-McMoRan Incorporated	(10,569)	(122,283)	(1.64)
Wheaton Precious Metals Corporation	(1,700)	(74,769)	(1.00)

		(994,805)

Real Estate
Equity REITs
British Land Company plc	(33,987)	(162,576)	(2.18)
Land Securities Group plc	(21,743)	(148,562)	(1.99)
Vereit Incorporated	(24,050)	(154,642)	(2.07)

Real Estate Management & Development
Mitsubishi Estate Company Limited	(14,000)	(208,625)	(2.80)
Swire Properties Limited	(69,200)	(176,679)	(2.37)

		(851,084)

Utilities
Gas Utilities
The Hong Kong and China Gas Company Limited	(111,000)	(172,513)	(2.31)

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Alternative Risk Premia Fund

Consolidated statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $49,684,042)	$49,714,157
Investments in affiliated securities, at value (cost $7,855,265)	7,855,265
Cash at broker segregated for forward foreign currency contracts	570,000
Segregated cash for futures contracts	7,885,296
Due from broker	101,159
Receivable for investments sold	147,825
Receivable for dividends	899
Unrealized gains on forward foreign currency contracts	790,898
Unrealized gains on swap contracts	159,245
Prepaid expenses and other assets	22,934

Total assets	67,247,678

Liabilities
Payable for daily variation margin on open futures contracts	103,360
Unrealized losses on forward foreign currency contracts	1,314,502
Management fee payable	9,061
Administration fees payable	1,824
Trustees’ fees and expenses payable	4,484
Accrued expenses and other liabilities	29,349

Total liabilities	1,462,580

Total net assets	$65,785,098

Net assets consist of
Paid-in capital	$79,759,613
Total distributable loss	(13,974,515)

Total net assets	$65,785,098

Computation of net asset value per share
Net assets – Class R6	$65,765,060
Shares outstanding – Class R6¹	8,199,073
Net asset value per share – Class R6	$8.02
Net assets – Institutional Class	$20,038
Shares outstanding – Institutional Class¹	2,500
Net asset value per share – Institutional Class	$8.02

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  21

Consolidated statement of operations—year ended June 30, 2020

Investment income
Interest	$1,348,755
Income from affiliated securities	105,101

Total investment income	1,453,856

Expenses
Management fee	528,839
Administration fees
Class R6	26,435
Institutional Class	31
Custody and accounting fees	65,723
Professional fees	100,000
Registration fees	59,014
Shareholder report expenses	70,937
Trustees’ fees and expenses	20,725
Other fees and expenses	48,031

Total expenses	919,735
Less: Fee waivers and/or expense reimbursements
Fund-level	(373,589)
Institutional Class	(2)

Net expenses	546,144

Net investment income	907,712

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities and foreign currency	64,780
Futures contracts	(5,156,962)
Forward foreign currency contracts	561,199
Swap contracts	(12,202,380)

Net realized losses on investments	(16,733,363)

Net change in unrealized gains (losses) on
Unaffiliated securities	12,720
Futures contracts	(637,376)
Forward foreign currency contracts	(483,412)
Swap contracts	141,501

Net change in unrealized gains (losses) on investments	(966,567)

Net realized and unrealized gains (losses) on investments	(17,699,930)

Net decrease in net assets resulting from operations	$(16,792,218)

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Alternative Risk Premia Fund

Consolidated statement of changes in net assets

	Year ended June 30, 2020		Year ended June 30, 2019[1]

Operations
Net investment income		$907,712		$293,577
Net realized losses on investments		(16,733,363)		(1,635,932)
Net change in unrealized gains (losses) on investments		(966,567)		323,292

Net decrease in net assets resulting from operations		(16,792,218)		(1,019,063)

Distributions to shareholders from net investment income and net realized gains
Class R6		(1,035,896)		0
Institutional Class		(233)		0

Total distributions to shareholders		(1,036,129)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	8,031,702	77,333,419	3,997,500	39,975,000
Institutional Class	0	0	2,500	25,000

		77,333,419		40,000,000

Reinvestment of distributions
Class R6	64,136	622,954	0	0

Payment for shares redeemed
Class R6	(3,894,265)	(33,323,865)	0	0

Net increase in net assets resulting from capital share transactions		44,632,508		40,000,000

Total increase in net assets		26,804,161		38,980,937

Net assets
Beginning of period		38,980,937		0

End of period		$65,785,098		$38,980,937

[1]	For the period from January 29, 2019 (commencement of operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  23

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$9.75	$10.00
Net investment income	0.10	0.07
Net realized and unrealized gains (losses) on investments	(1.73)	(0.32)

Total from investment operations	(1.63)	(0.25)
Distributions to shareholders from
Net investment income	(0.03)	0.00
Net realized gains	(0.07)	0.00

Total distributions to shareholders	(0.10)	0.00
Net asset value, end of period	$8.02	$9.75
Total return[2]	(16.78)%	(2.50)%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.56%
Net expenses	0.62%	0.62%
Net investment income	1.03%	1.78%
Supplemental data
Portfolio turnover rate	0%	0%
Net assets, end of period (000s omitted)	$65,765	$38,957

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Alternative Risk Premia Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2020	2019[1]
Net asset value, beginning of period	$9.74	$10.00
Net investment income	0.09	0.07
Net realized and unrealized gains (losses) on investments	(1.72)	(0.33)

Total from investment operations	(1.63)	(0.26)
Distributions to shareholders from
Net investment income	(0.02)	0.00
Net realized gains	(0.07)	0.00

Total distributions to shareholders	(0.09)	0.00
Net asset value, end of period	$8.02	$9.74
Total return[2]	(16.87)%	(2.60)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.68%
Net expenses	0.72%	0.72%
Net investment income	0.95%	1.69%
Supplemental data
Portfolio turnover rate	0%	0%
Net assets, end of period (000s omitted)	$20	$24

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  25

Consolidated notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Alternative Risk Premia Fund (the “Fund”) which is a diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Alt Risk Premia Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on October 2, 2018 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of June 30, 2020, the Subsidiary primarily had $67,364 in variation margin payable related to open futures contracts representing (1.53)% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of June 30, 2020, the Fund held $4,409,262 in the Subsidiary, representing 6.70% of the Fund’s net assets prior to consolidation.

The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

26  |  Wells Fargo Alternative Risk Premia Fund

Consolidated notes to financial statements

each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodities, and foreign exchange rates and is subject to interest rate risk, equity price risk, commodity risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into OTC swaps. For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return basket swaps

The Fund may enter into total return basket swap contracts to obtain exposure to a custom basket of long and short securities without owning such securities. The Fund has the ability to trade in and out of the long and short positions within the swap and receives the economic benefits and risks equivalent to direct investments in these positions. Under the terms of the contract, the Fund and the counterparty exchange periodic payments based on the total return of reference assets

Wells Fargo Alternative Risk Premia Fund  |  27

Consolidated notes to financial statements

within a basket for a specified interest rate. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. To the extent the total return of the reference assets exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses on swap contracts in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

The Fund is exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the reference securities in the basket. In addition to counterparty credit risk, the Fund is subject to liquidity risk if there is no market for the contracts and is exposed to the market risk associated with the reference securities in the basket.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $56,953,210 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$352,218

Gross unrealized losses	(409,401)

Net unrealized losses	$(57,183)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference

28  |  Wells Fargo Alternative Risk Premia Fund

Consolidated notes to financial statements

causing such reclassification is due to losses from a controlled foreign corporation. At June 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(3,153,777)	$3,153,777

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $2,479,978 in short-term capital losses and $112,066 in long-term capital losses.

As of June 30, 2020, the Fund had a qualified late-year ordinary loss of $11,325,293 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

Investment companies	$7,855,265	$0	$0	$7,855,265

U.S. Treasury securities	49,714,157	0	0	49,714,157
	57,569,422	0	0	57,569,422
Futures contracts	736,197	0	0	736,197
Forward foreign currency contracts	0	790,898	0	790,898

Swap contracts	0	159,245	0	159,245

Total assets	$58,305,619	$950,143	$0	$59,255,762

Liabilities
Futures contracts	$1,045,233	$0	$0	$1,045,233

Forward foreign currency contracts	0	1,314,502	0	1,314,502

Total liabilities	$1,045,233	$1,314,502	$0	$2,359,735

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

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Consolidated notes to financial statements

For the year ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.575

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended June 30, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of certain subavisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”) and Wells Fargo

Asset Management (International) Limited (“WFAM(I) Ltd”), each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund. WellsCap receives a subadvisory fee at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase. WFAM(I) Ltd receives a subadvisory fee for its asset allocation services at an annual rate of 0.10% of the Fund’s average daily net assets and a fee for portfolio management services on the assets it co-manages with WellsCap at an annual rate starting at 0.15% and declining to 0.075%. Effective August 1, 2019, Wells Fargo Asset Management (International), LLC, the subadviser at the time to the Fund, had merged with WFAM(I) Ltd and WFAM(I) Ltd became the subadviser to the Fund. This transaction did not result in any changes to the services provided to the Fund or to the strategies or fees and expenses.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied

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Consolidated notes to financial statements

against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.62% for Class R6 shares and 0.72% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

6. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended June 30, 2020, the Fund did not have any purchases and sales of securities, excluding any short-term securities.

7. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2020, the Fund entered into futures contracts, forward foreign currency contracts, and swap contracts to gain market exposure as a substitute for taking a position in the underlying security or basket of securities aiming to achieve Fund’s risk return objective.

The volume of the Fund’s derivative activity during the year ended June 30, 2020 was as follows:

Futures contracts

Average notional balance on long futures	$140,371,359

Average notional balance on short futures	51,299,998
Forward foreign currency contracts

Average contract amounts to buy	$85,411,489

Average contract amounts to sell	100,836,180
Swap contracts

Average notional balance	$14,496,339

The Fund’s swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of June 30, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Consolidated Statement of Assets and Liabilities location	Fair value		Consolidated Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$180,057	*	Unrealized losses on futures contracts	$443,325	*

Commodity risk	Unrealized gains on futures contracts	435,383	*	Unrealized losses on futures contracts	560,425	*

Equity risk	Unrealized gains on futures contracts	120,757	*	Unrealized losses on futures contracts	41,483	*

	Unrealized gains on swap contracts	159,245	*	Unrealized losses on swap contracts	0	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	790,898	*	Unrealized losses on forward foreign currency contracts	1,314,502	*

		$1,686,340			$2,359,735

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments. For futures contracts, the current day’s variation margin as of June 30, 2020 is reported separately on the Consolidated Statement of Assets and Liabilities.

Wells Fargo Alternative Risk Premia Fund  |  31

Consolidated notes to financial statements

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(562,038)	$0	$0	$(562,038)

Commodity risk	(2,814,620)	0	0	(2,814,620)

Equity risk	(1,780,304)	0	(12,202,380)	(13,982,684)

Foreign currency risk	0	561,199	0	561,199

	$(5,156,962)	$561,199	$(12,202,380)	$(16,798,143)

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(408,313)	$0	$0	$(408,313)

Commodity risk	(202,806)	0	0	(202,806)

Equity risk	(26,257)	0	141,501	115,244

Foreign currency risk	0	(483,412)	0	(483,412)

	$(637,376)	$(483,412)	$141,501	$(979,287)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Goldman Sachs International	$950,143	$(950,143)	$0	$0

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities

Goldman Sachs International	$1,314,502	$(950,143)	$(364,359)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

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Consolidated notes to financial statements

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended June 30, 2020 was $323,741 of ordinary income and $712,388 of long-term capital gain. For the period from January 29, 2019 (commencement of operations) to June 30, 2019, the Fund did not pay any distributions to shareholders.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Late-year ordinary losses deferred	Capital loss carryforward

$(57,178)	$(11,325,293)	$(2,592,044)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Alternative Risk Premia Fund  |  33

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Alternative Risk Premia Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of June 30, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period from January 29, 2019 (commencement of operations) to June 30, 2019, and the related consolidated notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the year then ended and for the period from the commencement of operations to June 30, 2019. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the commencement of operations to June 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

34  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $712,388 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2020.

For the fiscal year ended June 30, 2020, $323,741 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Alternative Risk Premia Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Alternative Risk Premia Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Alternative Risk Premia Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Alternative Risk Premia Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International) Limited (“WFAM International”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and WFAM International (the “Sub-Advisers”) are collectively referred to as the Sub-Advisory Agreements, and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Alternative Risk Premia Fund  |  39

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund for the one-year period ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the Fund had recently commenced operations and had no performance history for the period ended December 31, 2019 to review. The Board also noted that the investment performance of the Fund (Institutional Class) was lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofA 3-Month U.S. Treasury Bill Index, for the one-year period ended March 31, 2020. The Board noted that it would have the opportunity to review the Fund’s performance history in connection with the Board’s future review and approval of the Fund’s Advisory Agreements.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

40  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Wells Fargo Alternative Risk Premia Fund  |  41

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42  |  Wells Fargo Alternative Risk Premia Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00238 08-20

A295/AR295 06-20

Annual Report

June 30, 2020

Wells Fargo

Municipal Sustainability Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Municipal Sustainability Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this first shareholder report for the Wells Fargo Municipal Sustainability Fund from the Fund’s inception on February 28 through June 30, 2020.

Global stock markets tumbled in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to offset the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of municipal and high-yield bonds, as U.S. bonds overall achieved modest gains. Equity performance was mixed, with international equities trailing U.S. stocks for the four-month period through June.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 5.65% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 0.69%. The MSCI EM Index (Net)3 lost 0.11%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.29%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.06%, the Bloomberg Barclays Municipal Bond Index6 lost 1.00%, and the ICE BofA U.S. High Yield Index7 lost 3.28%.

The coronavirus dominated market concerns entering the period.

Just before the period began, the coronavirus became the major market focus. Although equity markets initially shrugged off concerns about the outbreak, market sentiment plunged in late February and into March. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to tumble.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Municipal Sustainability Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Global stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June.”

Wells Fargo Municipal Sustainability Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo Municipal Sustainability Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Average annual total returns (%) as of June 30, 2020

		Including sales charge	Excluding sales charge		Expense ratios[1] (%)

	Inception date	Since inception	Since inception		Gross	Net[2]

Class A (WMSAX)	2-28-2020	-2.32	2.27		1.03	0.75

Class C (WMSCX)	2-28-2020	1.04	2.04		1.78	1.50

Class R6 (WMSRX)	2-28-2020	–	2.39		0.65	0.40

Administrator Class (WMSDX)	2-28-2020	–	2.32		0.97	0.60

Institutional Class (WMSIX)	2-28-2020	–	2.37		0.70	0.45

Bloomberg Barclays Municipal Bond Index[3]	–	–	-1.00	*	–	–

*	Based on inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Investing in environmental, social, and governance (ESG) carries the risk that, under certain market conditions, the investments may underperform products that invest in a broader array of investments. In addition, some ESG investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. The ESG sector also may have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market. Investing primarily in responsible investments carries the risk that, under certain market conditions, an investment may underperform funds that do not use a responsible investment strategy. The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Municipal Sustainability Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2020[4]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[5]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Municipal Sustainability Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the four-month period from the Fund’s inception to June 30, 2020.

∎	Quality allocation contributed to performance.

∎	Security selection was the largest detractor from relative performance followed by duration and yield-curve positioning.

The coronavirus pandemic and resulting liquidity crisis dominated the market during the period.

The four-month period began with the U.S. and global economies reeling from the pandemic-prompted liquidity crisis experienced in March. New liquidity facilities announced by the U.S. Federal Reserve (Fed) provided support to the corporate and municipal bond markets, while individual stimulus payments and loan forbearance helped many reduce or delay the worst impacts of the economic contraction. Stay-at-home orders across the U.S. were eventually lifted, and investors were buoyed by optimism over efforts to reopen the economy.

Effective maturity distribution as of June 30, 2020[5]

The unemployment rate rose to a record high of 14.7%, and data for manufacturing, nonmanufacturing, and consumer and business confidence all fell to record-low levels. Dozens of cities saw large-scale demonstrations and unrest following the death of an unarmed black man by police in Minneapolis. The quarter ended with coronavirus infection rates rising in most states, calling the plans to reopen the economy into question.

The record outflows from municipal mutual funds seen in March gave way to several weeks of consecutive inflows by the end of the second quarter. Yields on the highest-rated municipal bonds fell back near their all-time lows, while yields on bonds rated A, BBB, and below investment grade remained elevated.

The volatility of U.S. Treasury rates decreased in the second quarter. AAA municipals that dictate the performance of duration in the municipal market offer less value than they did three months ago, though municipals remain relatively cheap compared with Treasuries, serving as a modest hedge should rates rise. Given the difficulty of forecasting global health pandemics, we believe that investors are better served looking for relative-value mispricings than making outsized duration bets.

The municipal yield curve steepened during the quarter, with the front end of the curve dropping considerably from the levels seen at the end of March. Short maturity yields, driven by the Fed, should stay reasonably anchored. The growth and inflationary impacts of massive stimulus are less known but have a greater influence on the long end of the curve. Longer yields may see more volatility as recovery from the pandemic continues and the economy recovers fitfully.

We use a sustainable framework for municipal bond investing.

The Fund looks to take advantage of the natural alignment of the municipal sector with sustainable outcomes. Our robust framework and scoring methodology align with green bond principles and social bond principles as we seek to identify bonds that we believe have positive impact. We also evaluate environmental, social, and governance (ESG) risk as part of our fundamental credit research.

A variety of factors affected the Fund’s relative performance.

We were overweight AAA-rated debt, underweight AA-rated debt, overweight A-rated and BBB-rated debt, and had out-of-benchmark allocations to non-investment-grade and nonrated credits. Spreads tightened throughout the quarter for lower-rated investment-grade bonds. Controlling for duration and curve effects, our overweight to medium- and lower-quality credits was a contributor.

Please see footnotes on page 7.

8  |  Wells Fargo Municipal Sustainability Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2020[6]

High-yield municipals outperformed for the quarter, though they lagged for the year to date, while higher-rated municipals rallied, bringing AAA yields back near all-time lows. A return to positive fund flows could prompt investors to seek out the higher income offered by A-rated and BBB-rated municipals, which have lagged year to date. We anticipate investment-grade municipal defaults will remain rare, but we believe that investors should expect additional ratings downgrades. High-yield municipals may offer opportunity, but issue-specific risks remain elevated and that market segment could be more susceptible to downturns in sentiment or a return to net outflows.

We were underweight general obligation (GO) bonds and overweight revenue bonds. Controlling for duration, curve, and quality-allocation effects, contributors included overweights to the water and sewer and local GO sectors and the state of Colorado. Detractors included overweights to the education and housing sectors and an underweight to the industrial development revenue/pollution control revenue sector.

Strong GO and essential-service bonds performed very well in the quarter, reducing their relative value. Yield-oriented sectors offering higher levels of income, such as transportation and hospitals, may receive increased investor attention. This could be supportive in the months ahead despite fundamental risks. Many municipal sectors are likely to receive additional federal stimulus support, and this aid is increasingly being priced in. Its delay could dampen sentiment. Risks remain elevated in senior care, student housing, and project finance.

Being underweight debt subject to the alternative minimum tax detracted from performance, while our underweight to zero-coupon bonds contributed. Controlling for duration, curve, and quality- and sector-allocation effects, contributors included selection within the housing and electric power sectors and the state of Washington. Detractors included selection within the hospital and special tax sectors.

The outlook remains favorable for active bond management, in our view.

The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. Secondary market trading lacked depth at quarter-end but still offers an outlet for informed investors to identify mispricings.

Please see footnotes on page 7.

Wells Fargo Municipal Sustainability Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,022.70	$2.55	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$2.54	0.75%

Class C

Actual	$1,000.00	$1,020.40	$5.09	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,011.76	$5.07	1.50%

Class R6

Actual	$1,000.00	$1,023.90	$1.36	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$1.35	0.40%

Administrator Class

Actual	$1,000.00	$1,023.20	$2.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.79	$2.03	0.60%

Institutional Class

Actual	$1,000.00	$1,023.70	$1.53	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$1.52	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Municipal Sustainability Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 100.63%

Alabama: 1.12%

Education Revenue: 1.12%
University of North Alabama Revenue General Fee Series A	5.00%	11-1-2022	$265,000	$285,988

Arizona: 9.11%

GO Revenue: 4.00%
Maricopa County AZ Elementary School District #25 Liberty School Improvement Project 2019 Series A (AGM Insured)	5.00	7-1-2023	300,000	339,210
Pima County AZ Union School District #20 Vail Refunding Bonds School Improvement (AGM Insured)	5.00	7-1-2022	625,000	678,338

				1,017,548

Miscellaneous Revenue: 5.11%
Phoenix AZ Civic Improvement Corporation Water System Sustainability Bonds Series B ##	5.00	7-1-2044	1,000,000	1,299,625

				2,317,173

California: 11.04%

Health Revenue: 1.05%
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	250,000	265,798

Housing Revenue: 5.75%
California HFA MFHR	1.45	4-1-2024	1,000,000	1,008,760
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2029	375,000	454,594

				1,463,354

Miscellaneous Revenue: 3.68%
California Infrastructure & Economic Development Bank Lease Revenue Teachers Retirement	5.00	8-1-2030	310,000	406,658
San Francisco City & County CA 49 South Van Ness Project Green Bond Series A	4.00	4-1-2034	370,000	424,930
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Revenue (AGM Insured)	4.00	10-1-2021	100,000	103,670

				935,258

Water & Sewer Revenue: 0.56%
Santa Paula CA Utility Authority Series A	4.00	2-1-2021	140,000	142,944

				2,807,354

Colorado: 4.76%

Education Revenue: 2.55%
Colorado ECFA Revenue Refunding & Improvement Bonds Charter School	5.00	3-15-2027	535,000	649,169

Health Revenue: 2.21%
Colorado Health Facilities Authority Revenue Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	500,000	560,870

				1,210,039

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  11

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
District of Columbia: 1.28%

Water & Sewer Revenue: 1.28%
District of Columbia Water & Sewer Authority Public Utility Green Bond Series A	5.00%	10-1-2038	$250,000	$326,268

Guam: 1.17%

Water & Sewer Revenue: 1.17%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	250,000	298,303

Idaho: 1.54%

Health Revenue: 1.54%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series A	5.00	12-1-2047	330,000	392,208

Illinois: 13.96%

GO Revenue: 5.93%
Chicago IL Series A	5.50	1-1-2039	360,000	382,284
Chicago IL Series A	6.00	1-1-2038	150,000	169,214
Decatur IL (BAM Insured)	5.00	3-1-2024	375,000	428,543
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	155,000	141,717
Will County IL Lincoln-Way Community High School District # 210 Refunded Bond (AGM Insured)	4.00	1-1-2022	375,000	386,873

				1,508,631

Miscellaneous Revenue: 2.71%
Illinois Finance Authority Clean Water Initiative Revolving Fund	5.00	7-1-2024	585,000	688,615

Tax Revenue: 2.25%
Chicago IL Transit Authority Sales Tax Receipts (AGM Insured)	5.00	12-1-2046	500,000	571,645

Water & Sewer Revenue: 3.07%
Chicago IL Wastewater Transmission Series C	5.00	1-1-2024	700,000	781,004

				3,549,895

Indiana: 4.89%

Miscellaneous Revenue: 2.47%
Indiana Finance Authority State Revolving Fund Program Green Bond Series E	5.00	2-1-2047	500,000	628,180

Water & Sewer Revenue: 2.42%
Indiana Finance Authority Green Bond Series B	5.00	2-1-2028	500,000	616,300

				1,244,480

Louisiana: 0.67%

Water & Sewer Revenue: 0.67%
New Orleans LA Water (BAM Insured)	5.00	12-1-2034	150,000	170,222

Massachusetts: 2.39%

Education Revenue: 2.39%
Massachusetts Development Finance Agency Boston College Issue Series U	5.00	7-1-2025	500,000	607,515

Michigan: 4.73%

Miscellaneous Revenue: 2.41%
Michigan Building Authority Series I	5.00	10-15-2031	500,000	613,600

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Municipal Sustainability Fund

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.41%
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00%	7-1-2044	$100,000	$105,305

Water & Sewer Revenue: 1.91%
Great Lakes MI Water Authority Water Supply System Series D	5.00	7-1-2031	400,000	485,408

				1,204,313

Nevada: 5.35%

GO Revenue: 5.35%
Clark County NV Flood Control District	5.00	11-1-2029	500,000	655,295
Clark County NV School District Building Series A	4.00	6-15-2035	625,000	705,213

				1,360,508

New Jersey: 1.61%

Miscellaneous Revenue: 1.12%
New Jersey EDA Series XX	4.00	6-15-2024	270,000	285,825

Tax Revenue: 0.49%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	100,000	124,289

				410,114

New York: 7.02%

Education Revenue: 1.32%
New York Dormitory Authority Non-State Supported Debt Series A	5.00	7-1-2038	270,000	334,727

GO Revenue: 0.52%
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2024	125,000	131,658

Transportation Revenue: 2.56%
Metropolitan Transportation Authority New York Revenue BAN Subordinated Series B-1	5.00	5-15-2022	625,000	652,631

Water & Sewer Revenue: 2.62%
New York Environmental Facilities Corporation Clean Water & Drinking Water New York City Municipal Water Finance Authority Project Series A	5.00	6-15-2032	500,000	666,800

				1,785,816

North Carolina: 0.79%

Housing Revenue: 0.79%
North Carolina Capital Facilities Finance Refunding Bonds Arc North Carolina Projects (Department of Housing and Urban Development Insured)	5.00	10-1-2024	180,000	200,000

Ohio: 5.98%

Education Revenue: 1.96%
The Ohio State University Series B-1 ø	0.12	12-1-2039	500,000	500,000

Health Revenue: 4.02%
Ohio Hospital Facility Revenue Refunding Bonds Cleveland Clinic Health	5.00	1-1-2021	1,000,000	1,022,020

				1,522,020

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  13

Portfolio of investments—June 30, 2020

	Interest rate	Maturity date	Principal	Value
Oregon: 2.50%

GO Revenue: 2.50%
Bend OR	5.00%	6-1-2050	$500,000	$636,945

Pennsylvania: 5.61%

Education Revenue: 3.18%
Allegheny County PA Higher Education Robert Morris University	5.00	10-15-2037	250,000	260,198
Philadelphia PA IDA Saint Joseph’s University Series C %%	4.00	11-1-2037	500,000	547,900

				808,098

Transportation Revenue: 2.43%
Pennsylvania Turnpike Commisson Turnpike Series B-1	5.25	6-1-2047	535,000	617,979

				1,426,077

South Carolina: 1.26%

Education Revenue: 1.26%
South Carolina Jobs EDA Revenue Wofford College Project	5.00	4-1-2033	270,000	320,717

Texas: 6.34%

Airport Revenue: 1.48%
Galveston TX Wharves & Terminal Refunding Bonds	4.63	2-1-2024	375,000	376,980

GO Revenue: 2.78%
Dallas County TX Hospital District Limited Tax	5.00	8-15-2030	625,000	707,281

Water & Sewer Revenue: 2.08%
Texas Water Development Board State Water Implementation Fund Series A	4.00	10-15-2054	450,000	527,787

				1,612,048

Virginia: 1.52%

Transportation Revenue: 1.52%
Virginia Small Business Financing Authority AMT 95 Express Lanes LLC Project	5.00	7-1-2049	375,000	385,346

Washington: 5.99%

Education Revenue: 0.69%
Washington HEFAR Seattle University Project %%	5.00	5-1-2027	145,000	174,523

GO Revenue: 2.92%
King County WA Public Hospital District #1 Valley Medical Center Refunding Bonds	5.00	12-1-2026	625,000	744,263

Utilities Revenue: 2.38%
Chelan County WA Public Utility District #001 Consolidated Revenue Refunding Bonds Governmental Series A	4.00	7-1-2036	500,000	605,890

				1,524,676

Total Municipal Obligations (Cost $24,779,860)				25,598,025

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Municipal Sustainability Fund

Portfolio of investments—June 30, 2020

	Yield	Shares	Value
Short-Term Investments: 1.24%

Investment Companies: 1.24%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	0.10%	315,686	$315,780

Total Short-Term Investments (Cost $315,775)			315,780

Total investments in securities (Cost $25,095,635)	101.87%	25,913,805

Other assets and liabilities, net	(1.87)	(475,105)

Total net assets	100.00%	$25,438,700

##	All or a portion of this security is segregated for when-issued securities.
¤	The security is issued in zero coupon form with no periodic interest payments.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
MFHR	Multifamily housing revenue

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$0	$33,668,483	$(33,352,497)	$(211)	$5	$2,778	$315,780	1.24%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  15

Statement of assets and liabilities—June 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $24,779,860)	$25,598,025
Investments in affiliated securities, at value (cost $315,775)	315,780
Receivable for interest	264,133
Receivable from manager	22,039
Prepaid expenses and other assets	68,113

Total assets	26,268,090

Liabilities
Payable for investments purchased	741,093
Dividends payable	41,707
Administration fees payable	940
Distribution fee payable	624
Trustees’ fees and expenses payable	852
Accrued expenses and other liabilities	44,174

Total liabilities	829,390

Total net assets	$25,438,700

Net assets consist of
Paid-in capital	$25,002,010
Total distributable earnings	436,690

Total net assets	$25,438,700

Computation of net asset value and offering price per share
Net assets – Class A	$1,019,508
Shares outstanding – Class A1	50,101
Net asset value per share – Class A	$20.35
Maximum offering price per share – Class A2	$21.31
Net assets – Class C	$1,017,346
Shares outstanding – Class C1	50,000
Net asset value per share – Class C	$20.35
Net assets – Class R6	$21,366,906
Shares outstanding – Class R6[1]	1,050,000
Net asset value per share – Class R6	$20.35
Net assets – Administrator Class	$1,017,468
Shares outstanding – Administrator Class[1]	50,000
Net asset value per share – Administrator Class	$20.35
Net assets – Institutional Class	$1,017,472
Shares outstanding – Institutional Class[1]	50,000
Net asset value per share – Institutional Class	$20.35

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Municipal Sustainability Fund

Statement of operations—year ended June 30, 20201

Investment income
Interest	$184,281
Income from affiliated securities	2,778

Total investment income	187,059

Expenses
Management fee	32,992
Administration fees
Class A	529
Class C	528
Class R6	2,078
Administrator Class	330
Institutional Class	264
Shareholder servicing fees
Class A	826
Class C	825
Administrator Class	825
Distribution fee
Class C	2,474
Custody and accounting fees	4,310
Professional fees	45,306
Registration fees	26,852
Shareholder report expenses	30,250
Trustees’ fees and expenses	6,464
Other fees and expenses	6,133

Total expenses	160,986
Less: Fee waivers and/or expense reimbursements
Fund-level	(121,824)
Class A	(98)
Class C	(110)
Administrator Class	(395)

Net expenses	38,559

Net investment income	148,500

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(378,357)
Affiliated securities	(211)

Net realized losses on investments	(378,568)

Net change in unrealized gains (losses) on
Unaffiliated securities	818,165
Affiliated securities	5

Net change in unrealized gains (losses) on investments	818,170

Net realized and unrealized gains (losses) on investments	439,602

Net increase in net assets resulting from operations	$588,102

[1]	For the period from February 28, 2020 (commencement of operations) to June 30, 2020

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  17

Statement of changes in net assets

	Year ended June 30, 2020[1]

Operations
Net investment income		$148,500
Net realized losses on investments		(378,568)
Net change in unrealized gains (losses) on investments		818,170

Net increase in net assets resulting from operations		588,102

Distributions to shareholders from net investment income and net realized gains
Class A		(5,137)
Class C		(2,811)
Class R6		(131,738)
Administrator Class		(5,618)
Institutional Class		(6,108)

Total distributions to shareholders		(151,412)

Capital share transactions	Shares
Proceeds from shares sold
Class A	50,101	1,002,010
Class C	50,000	1,000,000
Class R6	1,050,000	21,000,000
Administrator Class	50,000	1,000,000
Institutional Class	50,000	1,000,000

		25,002,010

Net increase in net assets resulting from capital share transactions		25,002,010

Total increase in net assets		25,438,700

Net assets
Beginning of period		0

End of period		$25,438,700

[1]	For the period from February 28, 2020 (commencement of operations) to June 30, 2020

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Municipal Sustainability Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS A	Year ended June 30, 2020[1]
Net asset value, beginning of period	$20.00
Net investment income	0.10
Net realized and unrealized gains (losses) on investments	0.35

Total from investment operations	0.45
Distributions to shareholders from
Net investment income	(0.10)
Net asset value, end of period	$20.35
Total return[2]	2.27%
Ratios to average net assets (annualized)
Gross expenses	2.26%
Net expenses	0.75%
Net investment income	1.52%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$1,020

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  19

Financial highlights

(For a share outstanding throughout the period)

CLASS C	Year ended June 30, 2020[1]
Net asset value, beginning of period	$20.00
Net investment income	0.05
Net realized and unrealized gains (losses) on investments	0.36

Total from investment operations	0.41
Distributions to shareholders from
Net investment income	(0.06)
Net asset value, end of period	$20.35
Total return[2]	2.04%
Ratios to average net assets (annualized)
Gross expenses	3.01%
Net expenses	1.50%
Net investment income	0.78%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Municipal Sustainability Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30, 2020[1]
Net asset value, beginning of period	$20.00
Net investment income	0.13 [2]
Net realized and unrealized gains (losses) on investments	0.35

Total from investment operations	0.48
Distributions to shareholders from
Net investment income	(0.13)
Net asset value, end of period	$20.35
Total return[3]	2.39%
Ratios to average net assets (annualized)
Gross expenses	1.88%
Net expenses	0.40%
Net investment income	1.87%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$21,367

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  21

Financial highlights

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended June 30, 2020[1]
Net asset value, beginning of period	$20.00
Net investment income	0.11
Net realized and unrealized gains (losses) on investments	0.35

Total from investment operations	0.46
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$20.35
Total return[2]	2.32%
Ratios to average net assets (annualized)
Gross expenses	2.20%
Net expenses	0.60%
Net investment income	1.67%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Municipal Sustainability Fund

Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2020[1]
Net asset value, beginning of period	$20.00
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	0.35

Total from investment operations	0.47
Distributions to shareholders from
Net investment income	(0.12)
Net asset value, end of period	$20.35
Total return[2]	2.37%
Ratios to average net assets (annualized)
Gross expenses	1.93%
Net expenses	0.45%
Net investment income	1.82%
Supplemental data
Portfolio turnover rate	32%
Net assets, end of period (000s omitted)	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Sustainability Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

24  |  Wells Fargo Municipal Sustainability Fund

Notes to financial statements

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $25,095,635 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$874,738

Gross unrealized losses	(56,568)

Net unrealized gains	$818,170

As of June 30, 2020, the Fund had capital loss carryforwards which consist of $378,568 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$25,598,025	$0	$25,598,025

Short-term investments

Investment companies	315,780	0	0	315,780

Total assets	$315,780	$25,598,025	$0	$25,913,805

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the period from February 28, 2020 (commencement of operations) to June 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Municipal Sustainability Fund  |  25

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the period from February 28, 2020 (commencement of operations) to June 30, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

26  |  Wells Fargo Municipal Sustainability Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the period from February 28, 2020 (commencement of operations) to June 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $16,000,000 and $11,000,000 in interfund purchases and sales, respectively, for the period from February 28, 2020 (commencement of operations) to June 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from February 28, 2020 (commencement of operations) to June 30, 2020 were $30,484,484 and $5,727,805, respectively.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period from February 28, 2020 (commencement of operations) to June 30, 2020 was $151,412 of tax-exempt income.

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$38,795	$818,170	$(378,568)

7. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Municipal Sustainability Fund  |  27

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Sustainability Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2020, the related statements of operations and changes in net assets for the period from February 28, 2020 (commencement of operations) to June 30, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the period from February 28, 2020 to June 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period from February 28, 2020 to June 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 29, 2020

28  |  Wells Fargo Municipal Sustainability Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the period from February 28, 2020 (commencement of operations) to June 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Municipal Sustainability Fund   |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Municipal Sustainability Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Municipal Sustainability Fund   |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo Municipal Sustainability Fund

Other information (unaudited)

Board Consideration of Investment Management and Sub-Advisory Agreements:

Wells Fargo Municipal Sustainability Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Sustainability Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Municipal Sustainability Fund   |  33

Other information (unaudited)

Fund investment performance and expenses

The Board noted that the Fund had recently commenced operations and had no performance history to review. The Board noted that it would have the opportunity to review the Fund’s performance history in connection with the Board’s future review and approval of the Fund’s Advisory Agreements.

The Board noted that the Fund had recently commenced operations and had no expense analysis data to review. The Board noted that it would have the opportunity to review the Fund’s expense comparisons in connection with the Board’s future review and approval of the Fund’s Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints,

34  |  Wells Fargo Municipal Sustainability Fund

Other information (unaudited)

Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Municipal Sustainability Fund   |  35

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Wells Fargo Municipal Sustainability Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Municipal Sustainability Fund   |  37

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

38  |  Wells Fargo Municipal Sustainability Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Municipal Sustainability Fund   |  39

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

40  |  Wells Fargo Municipal Sustainability Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00246 08-20

A297/AR297 06-20

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended June 30, 2020	Fiscal year ended June 30, 2019
Audit fees	$603,390	$556,800
Audit-related fees(1)	—	16,110
Tax fees (2)	28,540	25,370
All other fees	—	—

	$631,930	$598,280

(1)	Amount represents fees related to the merger of Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund into the Wells Fargo Municipal Bond Fund on March 15, 2019.
(2)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	August 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	August 29, 2020

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	August 29, 2020

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 29, 2020